UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490
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Date of fiscal year end: 7/31
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Date of reporting period: 7/31/14
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared eleven annual reports to shareholders for the year ended July 31, 2014 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to the Technical Opportunities Fund, the second report applies to the Global Income Fund (formerly Global High Yield Fund), the third report applies to Short Duration Credit Opportunities Fund, the fourth report applies to Absolute Return Currency Fund (formerly Currency Strategies Fund), the fifth report applies Fundamental All Cap Core Fund, the sixth report applies to Fundamental Large Cap Core Fund, the seventh report applies to Fundamental Large Cap Value Fund, the eight report applies to the China Emerging Leaders Fund, the ninth report applies to the Diversified Strategies Fund, the tenth report applies to the Global Absolute Return Strategy Fund, and the eleventh report applies to the International Growth Equity Fund.

John Hancock
Technical Opportunities Fund

Annual report 7/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended July 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	9.13	8.45	—	8.45	9.13	50.00	—	50.00

Class I2	15.17	9.95	—	9.95	15.17	60.72	—	60.72

Class NAV[2]	15.38	10.14	—	10.14	15.38	62.08	—	62.08

Index†	16.50	12.68	—	12.69	16.50	81.64	—	81.64

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross/Net (%)	1.76	1.52	1.24

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the MSCI All Country World Index.

See the following page for footnotes.

6	Technical Opportunities Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	8-3-09	$16,072	$16,072	$18,164

Class NAV[2]	8-3-09	16,208	16,208	18,164

MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 From 8-3-09.
2 For certain types of investors as described in the fund’s prospectuses.

Annual report | Technical Opportunities Fund	7

Management’s discussion of

Fund performance

Wellington Management Company, LLP

Global equities climbed higher during the 12-month period ended July 31, 2014, as measured by the MSCI All Country World Index. Bullish sentiment was aided by robust merger and acquisition activity, which some view as a sign of confidence in the recovery, and by accommodative monetary policy from central banks around the globe. The European Central Bank introduced measures to fight disinflationary forces and rekindle growth in the eurozone. Still, there were moments when things looked less upbeat.

For the 12-month period ended July 31, 2014, John Hancock Technical Opportunities Fund’s Class A shares posted a total return of 14.86%, excluding sales changes, underperforming the 16.50% return of the MSCI All Country World Index.

During the first half of the fiscal year, investment performance was solid as a strong, multi-year relative uptrend continued. We positioned the fund well to participate during the sustained uptrend with exposure to the most technically attractive stocks in leadership sectors (that is, those sectors that had been outperforming the broader market). Security selection contributed significantly to initial outperformance, especially within the healthcare, information technology, and consumer discretionary sectors.

Stock selection and overall results were less favorable in the second half of the fund’s fiscal year. Strong contributors during the first half of the period, such as Alnylam Pharmaceuticals, Inc., Isis Pharmaceuticals, Inc., and Pandora Media, Inc., subsequently suffered because of the shift in momentum, which contributed to underperformance for these stocks during the second half of the period. We eliminated the positions in Isis Pharmaceuticals and Pandora Media during the period. During this time, most indexes were resilient. As money flowed out of leadership sectors, it appeared to rotate right back into other areas of the market. We viewed this as good news as bear markets are generally associated with money leaving the stock market entirely, rather than rotating into new areas within it.

Another important rotational change appears to be investors’ deliberate move away from consumer discretionary stocks and into energy-related shares. We reduced the fund’s exposure to consumer discretionary and biotech and redeployed some of the proceeds to the energy sector, a long-standing underweight in the fund. At the close of the period, the fund remained heavily overweight in healthcare, but less concentrated in biotech stocks relative to the recent past.

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Technical Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$985.00	$8.42	1.71%

Class I	1,000.00	986.60	7.04	1.43%

Class NAV	1,000.00	986.80	6.01	1.22%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Technical Opportunities Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,016.30	$8.55	1.71%

Class I	1,000.00	1,017.70	7.15	1.43%

Class NAV	1,000.00	1,018.70	6.11	1.22%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Technical Opportunities Fund | Annual report

Portfolio summary

Top 10 Holdings (20.7% of Net Assets on 7-31-14)[1,2]

Keurig Green Mountain, Inc.	2.8%	Facebook, Inc., Class A	1.9%

Salix Pharmaceuticals, Ltd.	2.5%	Actavis PLC	1.8%

The Priceline Group, Inc.	2.3%	HCA Holdings, Inc.	1.8%

Apple, Inc.	2.2%	Jazz Pharmaceuticals PLC	1.8%

Eli Lilly & Company	1.9%	Google, Inc., Class A	1.7%

Sector Composition[1,3]

Health Care	28.8%	Consumer Staples	8.2%

Information Technology	23.5%	Materials	3.4%

Consumer Discretionary	13.5%	Financials	1.8%

Industrials	9.5%	Telecommunication Services	1.0%

Energy	9.0%	Short-Term Investments & Other	1.3%

1 As a percentage of net assets on 7-31-14.
2 Cash and cash equivalents are not included.
3 Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. The fund may invest its assets in a small number of issuers. Performance could suffer significantly from adverse events affecting these issuers. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Frequent trading may increase fund transaction costs.
Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. The fund may invest in IPOs, which are frequently volatile in price and may lead to increased portfolio turnover. The fund can invest up to 100% of its assets in cash, which may cause the fund to not meet its investment objective. Please see the fund’s prospectuses for additional risks.

Annual report | Technical Opportunities Fund	11

Fund’s investments

As of 7-31-14

	Shares	Value

Common Stocks 98.7%		$860,737,702

(Cost $791,473,400)

Consumer Discretionary 13.5%		117,964,026

Automobiles 1.5%

Tesla Motors, Inc. (L)	57,705	12,885,527

Household Durables 0.7%

Harman International Industries, Inc.	58,154	6,312,617

Internet & Catalog Retail 5.7%

Ctrip.com International, Ltd., ADR (L)	102,525	6,564,676

Expedia, Inc.	133,757	10,622,981

Rakuten, Inc.	335,818	4,410,286

The Priceline Group, Inc. (I)	16,090	19,991,021

TripAdvisor, Inc.	63,924	6,062,552

Vipshop Holdings, Ltd., ADR (L)	10,891	2,238,536

Media 1.6%

CyberAgent, Inc.	148,165	4,966,680

Dentsu, Inc.	107,118	4,242,521

Time Warner, Inc.	52,165	4,330,738

Textiles, Apparel & Luxury Goods 4.0%

ANTA Sports Products, Ltd.	4,105,545	6,747,963

Asics Corp.	277,415	5,887,436

Kate Spade & Company (I)	98,200	3,714,906

Skechers U.S.A., Inc., Class A	154,651	8,068,143

Under Armour, Inc., Class A (L)	95,921	6,402,727

Vince Holding Corp.	133,611	4,514,716

Consumer Staples 8.2%		71,634,863

Food & Staples Retailing 1.3%

Seven & I Holdings Company, Ltd.	142,028	5,910,577

Walgreen Company	74,658	5,134,231

Food Products 5.1%

Archer-Daniels-Midland Company	74,831	3,472,158

Keurig Green Mountain, Inc.	202,827	24,193,205

Mead Johnson Nutrition Company	38,452	3,516,051

Mondelez International, Inc., Class A	221,928	7,989,408

Sanderson Farms, Inc. (L)	56,322	5,130,371

Personal Products 0.3%

Kao Corp.	65,671	2,700,668

12	Technical Opportunities Fund | Annual report	See notes to financial statements

	Shares	Value
Tobacco 1.5%

Lorillard, Inc.	114,595	$6,930,706

Reynolds American, Inc.	119,203	6,657,488

Energy 9.0%		78,127,363

Energy Equipment & Services 1.4%

Patterson-UTI Energy, Inc.	129,712	4,455,607

Schlumberger, Ltd.	73,896	8,009,587

Oil, Gas & Consumable Fuels 7.6%

Anadarko Petroleum Corp.	81,866	8,747,382

Athlon Energy, Inc.	97,055	4,625,641

Concho Resources, Inc.	38,705	5,449,664

Continental Resources, Inc. (L)	39,971	5,866,943

Diamondback Energy, Inc.	67,418	5,543,782

Energen Corp.	99,348	8,109,777

Golar LNG, Ltd. (L)	70,448	4,340,301

Pioneer Natural Resources Company	50,244	11,127,036

Whiting Petroleum Corp.	133,932	11,851,643

Financials 1.8%		16,120,730

Diversified Financial Services 0.4%

Japan Exchange Group, Inc.	152,826	3,477,016

Insurance 0.5%

FNF Group	159,656	4,328,274

Real Estate Management & Development 0.9%

CBRE Group, Inc., Class A	141,323	4,358,401

Jones Lang LaSalle, Inc.	31,989	3,957,039

Health Care 28.8%		250,710,005

Biotechnology 6.7%

Alkermes PLC	93,401	3,993,827

Alnylam Pharmaceuticals, Inc.	161,527	8,730,534

Biogen Idec, Inc. (I)	20,645	6,903,482

Gilead Sciences, Inc.	79,025	7,234,739

Incyte Corp., Ltd.	92,300	4,390,711

Medivation, Inc.	57,206	4,246,401

NPS Pharmaceuticals, Inc.	314,705	8,792,858

Regeneron Pharmaceuticals, Inc.	26,842	8,487,977

Vertex Pharmaceuticals, Inc.	62,252	5,534,825

Health Care Providers & Services 9.0%

Aetna, Inc.	113,755	8,819,425

Envision Healthcare Holdings, Inc.	199,833	7,144,030

HCA Holdings, Inc.	237,063	15,482,585

Humana, Inc.	75,835	8,921,988

LifePoint Hospitals, Inc. (I)	191,024	13,700,241

Tenet Healthcare Corp. (I)	216,184	11,408,030

Universal Health Services, Inc., Class B	121,899	12,994,433

Life Sciences Tools & Services 1.4%

Illumina, Inc. (I)	74,148	11,857,007

See notes to financial statements	Annual report | Technical Opportunities Fund	13

	Shares	Value
Pharmaceuticals 11.7%

Actavis PLC (I)	74,334	$15,926,803

Astellas Pharma, Inc.	221,810	3,007,877

Eli Lilly & Company	275,467	16,820,015

Jazz Pharmaceuticals PLC (I)	110,784	15,479,848

Merck & Company, Inc.	152,119	8,631,232

Novo Nordisk A/S, Class B	182,227	8,388,301

Ono Pharmaceutical Company, Ltd.	86,164	7,288,550

Pacira Pharmaceuticals, Inc. (I)(L)	56,067	5,158,164

Salix Pharmaceuticals, Ltd. (I)	161,975	21,366,122

Industrials 9.5%		82,528,312

Aerospace & Defense 1.7%

Curtiss-Wright Corp.	65,710	4,173,242

Esterline Technologies Corp. (I)	37,605	4,082,023

General Dynamics Corp.	58,539	6,835,599

Air Freight & Logistics 1.5%

FedEx Corp.	90,935	13,356,533

Airlines 0.4%

JetBlue Airways Corp. (I)(L)	277,091	2,970,416

Building Products 1.1%

Daikin Industries, Ltd.	71,721	4,925,723

Geberit AG	12,896	4,321,138

Electrical Equipment 2.8%

Enphase Energy, Inc. (I)(L)	182,699	1,881,800

Hubbell, Inc., Class B	96,746	11,313,477

Nidec Corp.	50,530	3,290,850

SolarCity Corp. (I)(L)	110,880	7,931,246

Machinery 0.4%

SMC Corp.	13,217	3,648,930

Professional Services 1.1%

ManpowerGroup, Inc.	63,072	4,912,678

Robert Half International, Inc.	94,153	4,580,543

Road & Rail 0.5%

Hertz Global Holdings, Inc. (I)	152,520	4,304,114

Information Technology 23.5%		204,872,763

Communications Equipment 1.7%

ARRIS Group, Inc. (I)	130,065	4,444,321

F5 Networks, Inc. (I)	54,027	6,082,900

Palo Alto Networks, Inc. (I)	54,999	4,447,219

Internet Software & Services 6.9%

58.com, Inc., ADR (I)	26,900	1,322,135

Akamai Technologies, Inc. (I)	147,601	8,711,411

Baidu, Inc., ADR (I)	22,195	4,795,230

Facebook, Inc., Class A (I)	223,282	16,221,437

Google, Inc., Class A (I)	26,161	15,161,608

Tencent Holdings, Ltd.	290,622	4,715,951

14	Technical Opportunities Fund | Annual report	See notes to financial statements

		Shares	Value
Internet Software & Services (continued)

Yelp, Inc. (I)(L)		70,595	$4,741,160

Zillow, Inc., Class A (I)(L)		29,723	4,266,142

IT Services 2.0%

Fidelity National Information Services, Inc.		54,305	3,062,802

Science Applications International Corp.		107,868	4,505,646

VeriFone Systems, Inc. (I)		190,628	6,387,944

Xerox Corp.		272,680	3,615,737

Semiconductors & Semiconductor Equipment 6.1%

First Solar, Inc. (I)		159,107	10,041,243

GT Advanced Technologies, Inc. (I)(L)		737,235	10,203,332

Infineon Technologies AG		456,086	5,025,394

SunEdison, Inc. (I)		615,208	12,304,160

SunPower Corp. (I)(L)		329,550	12,104,372

Synaptics, Inc. (I)(L)		50,301	3,633,241

Software 4.1%

Activision Blizzard, Inc.		506,373	11,332,627

Adobe Systems, Inc. (I)		108,340	7,487,377

Fortinet, Inc. (I)		126,061	3,094,798

Microsoft Corp.		150,328	6,488,156

Solera Holdings, Inc.		108,365	6,935,360

Technology Hardware, Storage & Peripherals 2.7%

Apple, Inc.		200,532	19,164,843

Super Micro Computer, Inc. (I)		174,865	4,576,217

Materials 3.4%			29,883,995

Chemicals 0.9%

Ashland, Inc.		74,978	7,846,448

Construction Materials 0.6%

Vulcan Materials Company		80,928	5,108,985

Containers & Packaging 1.9%

Graphic Packaging Holding Company (I)		926,457	11,117,484

MeadWestvaco Corp.		139,021	5,811,078

Telecommunication Services 1.0%			8,895,645

Wireless Telecommunication Services 1.0%

T-Mobile US, Inc. (I)		270,056	8,895,645

	Yield (%)	Shares	Value
Securities Lending Collateral 8.8%			$76,422,833

(Cost $76,415,856)
John Hancock Collateral Investment
Trust (W)(Y)	0.0965	7,636,785	76,422,833

See notes to financial statements	Annual report | Technical Opportunities Fund	15

	Par value	Value

Short-Term Investments 0.6%		$5,700,000

(Cost $5,700,000)

Repurchase Agreement 0.6%		5,700,000
Bank of America Tri-Party Repurchase Agreement dated 7-31-14 at 0.080%
to be repurchased at $5,700,013 on 8-1-14, collateralized by $5,815,000
Federal Home Loan Bank 0.000% due 8-6-14 (valued at $5,815,000,
including interest)	$5,700,000	5,700,000

Total investments (Cost $873,589,256)† 108.1%		$942,860,535

Other assets and liabilities, net (8.1%)		($70,883,017)

Total net assets 100.0%		$871,977,518

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

ADR American Depositary Receipts

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 7-31-14.

(W) Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.

(Y) The rate shown is the annualized seven-day yield as of 7-31-14.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $879,466,180. Net unrealized appreciation aggregated $63,394,355, of which $77,648,087 related to appreciated investment securities and $14,253,732 related to depreciated investment securities.

The fund has the following country concentration as a percentage of net assets on 7-31-14:

United States	87.7%
Japan	6.2%
China	3.0%
Denmark	1.0%
Germany	0.6%
Bermuda	0.5%
Switzerland	0.5%
Ireland	0.5%

Total	100.0%

16	Technical Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $797,173,400) including
$72,401,927 of securities loaned	$866,437,702
Investments in affiliated funds, at value (Cost $76,415,856)	76,422,833
Total investments, at value (Cost $873,589,256)	942,860,535
Cash	137
Receivable for investments sold	12,987,870
Receivable for fund shares sold	1,071,733
Dividends and interest receivable	109,789
Receivable for securities lending income	27,472
Other receivables and prepaid expenses	36,788

Total assets	957,094,324

Liabilities

Payable for investments purchased	8,372,865
Payable for fund shares repurchased	132,169
Payable upon return of securities loaned	76,467,237
Payable to affiliates
Accounting and legal services fees	17,320
Transfer agent fees	9,899
Other liabilities and accrued expenses	117,316

Total liabilities	85,116,806

Net assets	$871,977,518

Net assets consist of

Paid-in capital	$691,038,310
Accumulated net investment income (loss)	2,464
Accumulated net realized gain (loss) on investments and options written	111,664,914
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	69,271,830

Net assets	$871,977,518

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($58,707,849 ÷ 4,267,721 shares)[1]	$13.76
Class I ($30,476,155 ÷ 2,172,628 shares)	$14.03
Class NAV ($782,793,514 ÷ 55,264,041 shares)	$14.16

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$14.48

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Technical Opportunities Fund	17

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$5,213,843
Securities lending	545,589
Interest	25,724
Less foreign taxes withheld	(135,133)

Total investment income	5,650,023

Expenses

Investment management fees	9,767,533
Distribution and service fees	179,130
Accounting and legal services fees	103,681
Transfer agent fees	113,433
Trustees’ fees	11,025
State registration fees	42,275
Printing and postage	19,999
Professional fees	48,293
Custodian fees	239,352
Registration and filing fees	42,820
Other	16,199

Total expenses	10,583,740
Less expense reductions	(52,486)

Net expenses	10,531,254

Net investment loss	(4,881,231)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	157,920,570
Investments in affiliated issuers	1,704
Written options	(808,666)
157,113,608
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in
foreign currencies	(39,528,048)
Investments in affiliated issuers	(471)
(39,528,519)
Net realized and unrealized gain	117,585,089

Increase in net assets from operations	$112,703,858

18	Technical Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-14	7-31-13

Increase (decrease) in net assets

From operations
Net investment loss	($4,881,231)	($1,139,273)
Net realized gain	157,113,608	114,891,240
Change in net unrealized appreciation (depreciation)	(39,528,519)	61,324,427

Increase in net assets resulting from operations	112,703,858	175,076,394

Distributions to shareholders
From net realized gain
Class A	(5,373,130)	—
Class I	(2,431,447)	—
Class NAV	(69,367,006)	—

Total distributions	(77,171,583)	—

From fund share transactions	166,627,235	(5,916,914)

Total increase	202,159,510	169,159,480

Net assets

Beginning of year	669,818,008	500,658,528

End of year	$871,977,518	$669,818,008

Accumulated net investment income (loss)	$2,464	($3,517)

See notes to financial statements	Annual report | Technical Opportunities Fund	19

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$13.15	$9.65	$11.33	$9.86	$10.00
Net investment loss[2]	(0.14)	(0.08)	(0.10)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	2.09	3.58	(1.17)	1.56	(0.01)
Total from investment operations	1.95	3.50	(1.27)	1.47	(0.14)
Less distributions
From net realized gain	(1.34)	—	(0.41)	—	—
Net asset value, end of period	$13.76	$13.15	$9.65	$11.33	$9.86
Total return (%)[3,4]	14.86	36.27	(10.93)	14.91	(1.40)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$59	$45	$51	$125	$165
Ratios (as a percentage of average net assets):
Expenses before reductions	1.72	1.78	1.88	1.90	1.87[6]
Expenses including reductions	1.71	1.78	1.88	1.90	1.87[6]
Net investment loss	(1.03)	(0.69)	(1.04)	(0.79)	(1.23)[6]
Portfolio turnover (%)	306	391	507	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Annualized.

CLASS I SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$13.35	$9.77	$11.42	$9.89	$10.00
Net investment loss[2]	(0.11)	(0.04)	(0.07)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	2.13	3.62	(1.17)	1.57	(0.02)
Total from investment operations	2.02	3.58	(1.24)	1.53	(0.11)
Less distributions
From net realized gain	(1.34)	—	(0.41)	—	—
Net asset value, end of period	$14.03	$13.35	$9.77	$11.42	$9.89
Total return (%)[3]	15.17	36.64	(10.57)	15.47	(1.10)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$30	$18	$17	$63	$79
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	1.48	1.55	1.49	1.52[5]
Expenses including reductions	1.43	1.47	1.51	1.49	1.52[5]
Net investment loss	(0.75)	(0.39)	(0.69)	(0.37)	(0.89)[5]
Portfolio turnover (%)	306	391	507	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

20	Technical Opportunities Fund | Annual report	See notes to financial statements

CLASS NAV SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$13.44	$9.81	$11.45	$9.90	$10.00
Net investment loss[2]	(0.08)	(0.02)	(0.04)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	2.14	3.65	(1.19)	1.58	(0.03)
Total from investment operations	2.06	3.63	(1.23)	1.55	(0.10)
Less distributions
From net realized gain	(1.34)	—	(0.41)	—	—
Net asset value, end of period	$14.16	$13.44	$9.81	$11.45	$9.90
Total return (%)[3]	15.38	37.00	(10.45)	15.66	(1.00)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$783	$606	$433	$535	$349
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.24	1.32	1.37	1.39[5]
Expenses including reductions	1.21	1.23	1.32	1.37	1.39[5]
Net investment loss	(0.54)	(0.16)	(0.46)	(0.31)	(0.72)[5]
Portfolio turnover (%)	306	391	507	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Technical Opportunities Fund	21

Notes to financial statements

Note 1 — Organization

John Hancock Technical Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 PM., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

22	Technical Opportunities Fund | Annual report

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$117,964,026	$91,709,140	$26,254,886	—
Consumer Staples	71,634,863	63,023,618	8,611,245	—
Energy	78,127,363	78,127,363	—	—
Financials	16,120,730	12,643,714	3,477,016	—
Health Care	250,710,005	232,025,277	18,684,728	—
Industrials	82,528,312	66,341,671	16,186,641	—
Information Technology	204,872,763	195,131,418	9,741,345	—
Materials	29,883,995	29,883,995	—	—
Telecommunication
Services	8,895,645	8,895,645	—	—
Securities Lending
Collateral	76,422,833	76,422,833	—	—
Short-Term Investments	5,700,000	—	5,700,000

Total Investments in
Securities	$942,860,535	$854,204,674	$88,655,861	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported

Annual report | Technical Opportunities Fund	23

amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

24	Technical Opportunities Fund | Annual report

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $764. For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	JULY 31, 2014	JULY 31, 2013

Ordinary Income	$40,919,436	—
Long-Term Capital Gain	$36,252,147	—
Total	$77,171,583	—

Annual report | Technical Opportunities Fund	25

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2014, the components of distributable earnings on a tax basis consisted of $57,536,591 of undistributed ordinary income and $60,005,247 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

26	Technical Opportunities Fund | Annual report

During the year ended July 31, 2014, the fund wrote option contracts to manage against anticipated changes in securities markets. There were no open options contracts as of July 31, 2014.

NUMBER OF
	CONTRACTS	PREMIUMS

Outstanding, beginning of year	—	—
Options written	4,139	665,567
Option closed	(4,139)	(665,567)
Options exercised	—	—
Options expired	—	—
Outstanding, end of year	—	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

		INVESTMENTS IN
		UNAFFILIATED ISSUERS
	STATEMENT OF	AND FOREIGN CURRENCY
RISK	OPERATIONS LOCATION	TRANSACTIONS	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	($505,032)	($808,666)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a)1.20% of the first $250 million of the fund’s average daily net assets and b) 1.15% of the fund’s average daily net assets in excess of $250 million.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimbursement expense for certain funds of the John Hancock funds complex, including the fund (the participating funds). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating funds that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating funds

Annual report | Technical Opportunities Fund	27

that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating funds that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating funds in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with the approval of the Board of Trustees.

The expense reductions described above amounted to $3,739, $1,695 and $47,052 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2014.

The investment management fees incurred for the year ended July 31, 2014 were equivalent to a net annual effective rate of 1.16% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. As of year ended July 31, 2014 there were no amounts eligible for recapture.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for the fund’s Class A shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $165,102 for the year ended July 31, 2014. Of this amount, $26,508 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $138,025 was paid as sales commissions to broker-dealers and $569 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made

28	Technical Opportunities Fund | Annual report

to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE REGISTRATION	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	FEES	POSTAGE

Class A	$179,130	$81,737	$22,775	$13,373
Class I	—	31,696	19,500	6,626
Total	$179,130	$113,433	$42,275	$19,999

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2014 and 2013 were as follows:

		Year ended 7-31-14	Year ended 7-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,206,615	$31,058,487	665,826	$7,731,533
Distributions reinvested	389,040	5,325,964	—	—
Repurchased	(1,786,477)	(24,594,639)	(2,509,969)	(26,860,100)

Net increase (decrease)	809,178	$11,789,812	(1,844,143)	($19,128,567)

Class I shares

Sold	1,659,902	$23,701,365	625,607	$7,282,687
Distributions reinvested	166,347	2,318,883	—	—
Repurchased	(1,023,095)	(14,372,274)	(963,137)	(10,567,533)

Net increase (decrease)	803,154	$11,647,974	(337,530)	($3,284,846)

Class NAV shares

Sold	11,508,682	$164,442,778	7,047,702	$84,734,367
Distributions reinvested	4,937,153	69,367,006	—	—
Repurchased	(6,260,362)	(90,620,335)	(6,069,547)	(68,237,868)

Net increase	10,185,473	$143,189,449	978,155	$16,496,499

Total net increase (decrease)	11,797,805	$166,627,235	(1,203,518)	($5,916,914)

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2014.

Annual report | Technical Opportunities Fund	29

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $2,491,357,204 and $2,406,638,354, respectively, for the year ended July 31, 2014.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2014, funds within the John Hancock group of funds complex held 89.3% of the fund’s net assets. The following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATED
FUND	CONCENTRATION

John Hancock Funds II Lifestyle Growth Fund	41.4%
John Hancock Funds II Lifestyle Balanced Fund	25.9%
John Hancock Funds II Lifestyle Aggressive Fund	15.3%
John Hancock Funds II Alternative Asset Allocation	6.7%

30	Technical Opportunities Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Technical Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Technical Opportunities Fund (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

Annual report | Technical Opportunities Fund	31

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $36,252,147 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

32	Technical Opportunities Fund | Annual report

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company, LLP (the Subadvisor), for John Hancock Technical Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23–25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27–29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23–25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee

Annual report | Technical Opportunities Fund	33

may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

34	Technical Opportunities Fund | Annual report

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2013. The Board also noted the fund’s favorable performance relative to the benchmark index and the peer group average for the one- and three-year periods.

The Board concluded that the fund’s performance has generally outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s expenses, noting that year-over-year, the fund’s net total expenses have decreased due to the advisory and subadvisory fee rate decreases in September 2011 and April 2012. The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. In addition, the Board noted that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Annual report | Technical Opportunities Fund	35

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

36	Technical Opportunities Fund | Annual report

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the

Annual report | Technical Opportunities Fund	37

Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisor fees for this fund are higher than the peer group median. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

38	Technical Opportunities Fund | Annual report

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund generally has outperformed the historical performance of comparable funds and the fund’s benchmark;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Technical Opportunities Fund	39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

40	Technical Opportunities Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Technical Opportunities Fund	41

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

42	Technical Opportunities Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
2 Member of the Audit Committee.
3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of
27 series of other John Hancock trusts and 10 closed-end funds.
4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

Annual report | Technical Opportunities Fund	43

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	Wellington Management Company LLP
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Andrew G. Arnott	Legal counsel
President	K&L Gates LLP

John J. Danello	Independent registered
Senior Vice President, Secretary,	public accounting firm
and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

44	Technical Opportunities Fund | Annual report

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Technical Opportunities Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	347A 7/14
MF195348	9/14

A look at performance

Total returns for the period ended July 31, 2014

									SEC 30-day	SEC 30-day
	Average annual total returns (%)				Cumulative total returns (%)				yield (%)	yield (%)
	with maximum sales charge				with maximum sales charge				subsidized	unsubsidized[1]

	1-year	5-year	10-year	Since inception[2]	1-year	5-year	10-year	Since inception[2]	as of 7-31-14	as of 7-31-14

Class A	1.21	—	—	4.04	1.21	—	—	20.69	2.51	2.49

Class I3	3.98	—	—	4.89	3.98	—	—	25.45	2.93	2.93

Class NAV[3]	4.26	—	—	5.09	4.26	—	—	26.58	3.09	3.08

Index†	2.66	—	—	3.69	2.66	—	—	18.79	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5%. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5%, effective 2-3-14. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross (%)	4.63	4.16	0.75
Net (%)	1.21	0.90	0.75

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation agreement for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

6	Short Duration Credit Opportunities Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I3	11-2-09	$12,545	$12,545	$11,879

Class NAV[3]	11-2-09	12,658	12,658	11,879

The values shown in the chart for “Class A with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.

Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 Unsubsidized yield reflects what the yield would have been without the effects of waivers and reimbursements.

2 From 11-2-09.

3 For certain types of investors as described in the fund’s prospectuses.

Annual report | Short Duration Credit Opportunities Fund	7

Management’s discussion of

Fund performance

From the Portfolio Management Team
Stone Harbor Investment Partners LP

The global bond markets recovered from their sharp downturn of May-June 2013 to post healthy returns during the past twelve months. Bond prices rose (as yields fell), reflecting the environment of slow economic growth, persistent uncertainty about the economic outlook overseas, and the accommodative policies of the world’s central banks. For the twelve-month period ended July 31, 2014, John Hancock Short Duration Credit Opportunities Fund’s Class A shares produced a total return of 3.76%, excluding sales charges. For the same twelve-month period, the fund’s benchmark—the Barclays 1–5 Year U.S. Credit Index—gained 2.66%.

The primary factor in the fund’s outperformance was our allocation decision with respect to the various segments of the bond market. Whereas the benchmark is comprised entirely of government and investment-grade corporate bonds, our broad mandate gives the ability to capitalize on opportunities anywhere in the market. We used this flexibility to invest in a variety of areas where we saw opportunity, including high-yield bonds, senior loans, and emerging-markets debt. Within the investment-grade space, we held a healthy allocation to nonagency mortgage-backed securities and commercial mortgage-backed securities. These market segments outperformed during the past twelve months, so the fund’s out-of-benchmark allocations proved very helpful for its relative performance. Individual issue selection was also a positive for performance, particularly within the investment-grade space. Our selection was especially strong among mortgage-backed securities and bonds issued by companies in the banking sector. This positive contribution was partially offset by selection in the emerging markets, where the fund’s position in local-currency bonds detracted from returns.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Short Duration Credit Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,030.30	$6.09	1.21%

Class C2	1,000.00	998.20	1.86	2.00%

Class I	1,000.00	1,031.90	4.53	0.90%

Class NAV	1,000.00	1,032.80	3.78	0.75%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Short Duration Credit Opportunities Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,018.80	$6.06	1.21%

Class C	1,000.00	1,014.90	9.99	2.00%

Class I	1,000.00	1,020.30	4.51	0.90%

Class NAV	1,000.00	1,021.10	3.76	0.75%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2 The inception date for Class C shares is 6-27-14. Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 34/365 (to reflect the period).

10	Short Duration Credit Opportunities Fund | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	42.6%	U.S. Government Agency	0.8%

Term Loans	19.0%	Capital Preferred Securities	0.3%

Collateralized Mortgage Obligations	13.6%	Common Stocks	0.2%

Foreign Government Obligations	11.0%	Preferred Securities	0.1%

Asset Backed Securities	4.5%	U.S. Government	0.1%

Convertible Bonds	1.8%	Short-Term Investments & Other	6.0%

Quality Composition[1,2]

U.S. Government	0.1%	BB	13.5%

U.S. Government Agency	0.8%	B	18.5%

AAA	4.2%	CCC & Below	4.9%

AA	2.8%	Equity	0.3%

A	10.6%	Not Rated	6.6%

BBB	31.7%	Short-Term Investments & Other	6.0%

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. Investments concentrated in one sector may fluctuate more widely than investments diversified across sectors. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are impacted by fluctuations in exchange rates, which may adversely affect the U.S. dollar value of a fund’s investments. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and subject to early repayment risk, and their value may fluctuate in response to the market’s perception of issuer creditworthiness. If the fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and the risks of being a lender. Please see the fund’s prospectuses for additional risks.

1 As a percentage of net assets on 7-31-14.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 7-31-14 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Short Duration Credit Opportunities Fund	11

Fund’s investments

As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value
Corporate Bonds 42.6%			$641,289,559

(Cost $628,829,871)

Consumer Discretionary 6.0%			90,869,971

Auto Components 0.0%

The Goodyear Tire & Rubber Company	6.500	03-01-21	415,000	438,863

The Goodyear Tire & Rubber Company	7.000	05-15-22	190,000	206,150

Automobiles 0.7%

Chrysler Group LLC	8.250	06-15-21	730,000	801,175

Ford Motor Credit Company LLC	4.250	09-20-22	4,875,000	5,162,087

Hyundai Capital America (S)	4.000	06-08-17	600,000	636,829

Hyundai Capital Services, Inc. (S)	4.375	07-27-16	3,125,000	3,306,963

Hotels, Restaurants & Leisure 0.6%

Hilton Worldwide Finance LLC (S)	5.625	10-15-21	625,000	654,688

Isle of Capri Casinos, Inc.	5.875	03-15-21	980,000	1,004,500

Landry’s, Inc. (S)	9.375	05-01-20	585,000	634,725

MAF Global Securities, Ltd. (7.125% to
10-29-18, then 5 year U.S. Swap Rate +
5.702%) (Q)	7.125	10-29-18	200,000	215,500

Marriott International, Inc.	3.000	03-01-19	3,250,000	3,352,388

MGM Resorts International	6.625	12-15-21	965,000	1,043,406

Pinnacle Entertainment, Inc.	6.375	08-01-21	1,225,000	1,261,750

RHP Hotel Properties LP	5.000	04-15-21	640,000	635,200

Household Durables 0.3%

Lennar Corp.	4.750	11-15-22	730,000	700,800

Newell Rubbermaid, Inc.	4.000	06-15-22	3,200,000	3,324,906

RSI Home Products, Inc. (S)	6.875	03-01-18	385,000	408,100

Media 3.3%

21st Century Fox America, Inc.	6.650	11-15-37	3,150,000	3,888,297

Altice SA (S)	7.750	05-15-22	885,000	904,913

AMC Entertainment, Inc.	5.875	02-15-22	903,000	916,545

Cablevision Systems Corp.	5.875	09-15-22	1,180,000	1,162,300

Cablevision Systems Corp.	8.000	04-15-20	440,000	496,100

CBS Corp.	4.850	07-01-42	3,650,000	3,579,646

CBS Outdoor Americas Capital LLC (S)	5.250	02-15-22	730,000	728,175

CCO Holdings LLC	5.125	02-15-23	500,000	482,500

CCO Holdings LLC	6.625	01-31-22	695,000	729,750

Cequel Communications Holdings I LLC (S)	5.125	12-15-21	730,000	702,625

12	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Media (continued)

Comcast Corp.	4.250	01-15-33	4,200,000	$4,260,047

DIRECTV Holdings LLC	6.000	08-15-40	3,100,000	3,532,090

Discovery Communications LLC	3.300	05-15-22	3,750,000	3,708,428

DISH DBS Corp.	5.000	03-15-23	2,275,000	2,229,500

Gannett Company, Inc. (S)	6.375	10-15-23	885,000	933,675

Gray Television, Inc.	7.500	10-01-20	1,160,000	1,213,650

Mediacom Broadband LLC (S)	5.500	04-15-21	130,000	131,300

Mediacom LLC	7.250	02-15-22	925,000	994,375

NBCUniversal Media LLC	4.375	04-01-21	2,800,000	3,065,415

Nexstar Broadcasting, Inc.	6.875	11-15-20	775,000	821,500

Numericable Group SA (S)	6.000	05-15-22	460,000	460,000

Numericable Group SA (S)	6.250	05-15-24	350,000	351,750

Omnicom Group, Inc.	3.625	05-01-22	3,925,000	3,994,331

Ono Finance II PLC (S)	10.875	07-15-19	440,000	477,400

Quebecor Media, Inc.	5.750	01-15-23	900,000	909,000

Sinclair Television Group, Inc. (S)	5.625	08-01-24	310,000	301,475

Sinclair Television Group, Inc.	6.125	10-01-22	1,300,000	1,342,250

SiTV LLC (S)	10.375	07-01-19	145,000	145,725

The Interpublic Group of Companies, Inc.	4.000	03-15-22	3,250,000	3,322,010

Time Warner, Inc.	6.100	07-15-40	3,175,000	3,687,988

Multiline Retail 0.3%

Macy’s Retail Holdings, Inc.	3.875	01-15-22	4,400,000	4,597,274

Macy’s Retail Holdings, Inc.	6.900	04-01-29	175,000	220,171

The Bon-Ton Department Stores, Inc.	8.000	06-15-21	325,000	295,750

Specialty Retail 0.6%

Advance Auto Parts, Inc.	4.500	12-01-23	3,775,000	3,960,379

Guitar Center, Inc. (S)	6.500	04-15-19	215,000	204,250

Guitar Center, Inc. (S)	9.625	04-15-20	355,000	327,488

Outerwall, Inc.	6.000	03-15-19	610,000	623,725

Petco Holdings Inc., PIK (S)	8.500	10-15-17	350,000	353,500

The TJX Companies, Inc.	2.750	06-15-21	4,000,000	3,972,584

Textiles, Apparel & Luxury Goods 0.2%

Hot Topic, Inc. (S)	9.250	06-15-21	605,000	665,500

Levi Strauss & Company	6.875	05-01-22	1,020,000	1,096,500

Quiksilver, Inc. (S)	7.875	08-01-18	505,000	464,600

Quiksilver, Inc.	10.000	08-01-20	300,000	256,500

The William Carter Company (C)	5.250	08-15-21	549,000	570,960

Consumer Staples 2.3%			34,743,552

Beverages 0.4%

Diageo Investment Corp.	2.875	05-11-22	1,625,000	1,609,498

SABMiller Holdings, Inc. (S)	3.750	01-15-22	3,833,000	3,968,190

Food & Staples Retailing 0.5%

Cencosud SA (S)	5.500	01-20-21	150,000	157,984

CVS Pass-Through Trust	6.036	12-10-28	3,489,904	4,008,235

R&R PLC, PIK	9.250	05-15-18	EUR 525,000	719,873

The Kroger Company	5.150	08-01-43	3,250,000	3,484,588

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	13

		Maturity
	Rate (%)	date	Par value^	Value
Food Products 0.5%

Chiquita Brands International, Inc.	7.875	02-01-21	1,165,000	$1,246,550

ConAgra Foods, Inc.	3.200	01-25-23	3,225,000	3,138,789

ESAL GmbH (S)	6.250	02-05-23	200,000	195,500

HJ Heinz Company	4.250	10-15-20	510,000	506,813

Post Holdings, Inc.	7.375	02-15-22	945,000	996,975

Premier Foods PLC	6.500	03-15-21	GBP 400,000	656,748

Smithfield Foods, Inc.	6.625	08-15-22	935,000	1,012,138

Household Products 0.2%

Reynolds Group Issuer, Inc.	8.250	02-15-21	1,035,000	1,097,100

Spectrum Brands, Inc.	6.375	11-15-20	656,000	690,440

The Sun Products Corp. (S)	7.750	03-15-21	835,000	684,700

Personal Products 0.0%

Prestige Brands, Inc. (S)	5.375	12-15-21	465,000	465,000

Tobacco 0.7%

Altria Group, Inc.	2.850	08-09-22	4,000,000	3,821,524

Lorillard Tobacco Company	6.875	05-01-20	2,650,000	3,121,499

Philip Morris International, Inc.	1.125	08-21-17	3,175,000	3,161,408

Energy 7.0%			105,060,687

Energy Equipment & Services 0.5%

GeoPark Latin America, Ltd. Agencia en
Chile (S)	7.500	02-11-20	200,000	215,750

Hornbeck Offshore Services, Inc.	5.000	03-01-21	550,000	539,000

Offshore Group Investment, Ltd.	7.125	04-01-23	1,085,000	1,071,438

Pacific Drilling SA (S)	5.375	06-01-20	935,000	890,588

Parker Drilling Company (S)	6.750	07-15-22	745,000	759,900

Transocean, Inc.	6.375	12-15-21	3,275,000	3,732,206

Trinidad Drilling, Ltd. (S)	7.875	01-15-19	475,000	498,750

Oil, Gas & Consumable Fuels 6.5%

Access Midstream Partners LP	4.875	05-15-23	440,000	453,200

Access Midstream Partners LP	4.875	03-15-24	260,000	267,800

Adaro Indonesia PT	7.625	10-22-19	150,000	156,000

Anadarko Petroleum Corp.	4.500	07-15-44	4,000,000	3,965,192

Apache Corp.	4.750	04-15-43	3,775,000	3,879,888

Arch Coal, Inc.	7.250	06-15-21	1,010,000	656,500

Atlas Pipeline Partners LP	4.750	11-15-21	565,000	533,925

Bonanza Creek Energy, Inc.	5.750	02-01-23	255,000	249,900

Bonanza Creek Energy, Inc.	6.750	04-15-21	945,000	982,800

BP Capital Markets PLC	2.750	05-10-23	5,400,000	5,150,266

Calumet Specialty Products Partners LP (S)	6.500	04-15-21	705,000	719,100

Calumet Specialty Products Partners LP	9.625	08-01-20	280,000	319,200

Cloud Peak Energy Resources LLC	6.375	03-15-24	570,000	588,525

Cloud Peak Energy Resources LLC	8.500	12-15-19	505,000	534,669

CONSOL Energy, Inc.	8.250	04-01-20	805,000	857,325

Continental Resources, Inc. (S)	3.800	06-01-24	3,800,000	3,817,108

Cosan Luxembourg SA (S)	5.000	03-14-23	200,000	189,000

Denbury Resources, Inc.	5.500	05-01-22	845,000	830,213

14	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Oil, Gas & Consumable Fuels (continued)

El Paso Pipeline Partners Operating
Company LLC	4.700	11-01-42	3,625,000	$3,356,322

EP Energy LLC	6.875	05-01-19	385,000	403,288

EP Energy LLC	9.375	05-01-20	545,000	603,588

EQT Corp.	4.875	11-15-21	3,225,000	3,511,177

FTS International, Inc. (S)	6.250	05-01-22	725,000	737,688

Halcon Resources Corp.	9.750	07-15-20	850,000	905,250

Intergas Finance BV	6.375	05-14-17	269,000	293,210

KazMunayGas National Company (S)	4.400	04-30-23	2,152,000	2,146,620

KazMunayGas National Company	5.750	04-30-43	2,760,000	2,719,152

KazMunayGas National Company (S)	6.375	04-09-21	200,000	226,290

KazMunayGas National Company	6.375	04-09-21	350,000	396,008

KazMunayGas National Company	7.000	05-05-20	521,000	601,755

KazMunayGas National Company (S)	9.125	07-02-18	1,876,000	2,269,960

KazMunayGas National Company	11.750	01-23-15	215,000	225,307

Kinder Morgan Energy Partners LP	3.450	02-15-23	3,800,000	3,646,670

Kodiak Oil & Gas Corp.	5.500	01-15-21	550,000	577,500

Laredo Petroleum, Inc.	5.625	01-15-22	365,000	371,388

Laredo Petroleum, Inc.	7.375	05-01-22	400,000	436,000

Linn Energy LLC	7.750	02-01-21	965,000	1,010,838

Marathon Petroleum Corp.	6.500	03-01-41	3,225,000	3,916,524

MEG Energy Corp. (S)	6.375	01-30-23	300,000	308,250

MEG Energy Corp. (S)	6.500	03-15-21	260,000	267,150

MEG Energy Corp. (S)	7.000	03-31-24	220,000	232,650

Midstates Petroleum Company, Inc.	10.750	10-01-20	695,000	748,863

Oasis Petroleum, Inc. (S)	6.875	03-15-22	400,000	433,000

Oasis Petroleum, Inc.	7.250	02-01-19	590,000	616,550

Oleoducto Central SA (S)	4.000	05-07-21	200,000	202,250

Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	123,000	121,155

Peabody Energy Corp.	6.250	11-15-21	1,460,000	1,383,350

Pertamina Persero PT	6.000	05-03-42	200,000	196,750

Petroleos de Venezuela SA	5.000	10-28-15	1,777,463	1,668,593

Petroleos de Venezuela SA	5.250	04-12-17	2,603,800	2,193,702

Petroleos de Venezuela SA	5.375	04-12-27	5,336,100	3,196,324

Petroleos de Venezuela SA	6.000	05-16-24	214,266	139,809

Petroleos de Venezuela SA	6.000	11-15-26	536,588	330,807

Petroleos de Venezuela SA	8.500	11-02-17	3,895,800	3,634,781

Petroleos de Venezuela SA	9.750	05-17-35	3,146,880	2,541,106

Phillips 66	4.300	04-01-22	3,675,000	3,909,333

Pioneer Natural Resources Company	3.950	07-15-22	3,300,000	3,444,009

Plains Exploration & Production Company	6.875	02-15-23	2,433,000	2,816,198

PTT Exploration & Production PCL (4.875% to
6-18-19, then 5 year CMT + 3.177%) (Q)(S)	4.875	06-18-19	303,000	306,333

QEP Resources, Inc.	5.375	10-01-22	960,000	976,800

Sabine Pass Liquefaction LLC	5.625	02-01-21	590,000	610,650

Samson Investment Company (S)	10.750	02-15-20	925,000	936,563

SandRidge Energy, Inc.	7.500	03-15-21	1,155,000	1,201,200

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	15

		Maturity
	Rate (%)	date	Par value^	Value
Oil, Gas & Consumable Fuels (continued)

Sinopec Group Overseas Development
2012, Ltd.	3.900	05-17-22	200,000	$201,821

Sinopec Group Overseas Development
2012, Ltd. (S)	4.875	05-17-42	200,000	203,410

Sinopec Group Overseas Development
2014, Ltd. (S)	4.375	04-10-24	278,000	288,474

Spectra Energy Partners LP	4.750	03-15-24	3,300,000	3,541,441

State Oil Company of the Azerbaijan Republic	4.750	03-13-23	1,569,000	1,565,078

State Oil Company of the Azerbaijan Republic	5.450	02-09-17	200,000	212,000

Tesoro Logistics LP	5.875	10-01-20	350,000	360,500

Tesoro Logistics LP	6.125	10-15-21	450,000	468,000

Tullow Oil PLC (S)	6.000	11-01-20	75,000	76,125

Ultra Petroleum Corp. (S)	5.750	12-15-18	450,000	468,000

Venoco, Inc.	8.875	02-15-19	775,000	751,750

Williams Partners LP	4.500	11-15-23	3,750,000	3,950,944

YPF SA (S)	8.750	04-04-24	126,000	131,040

Zhaikmunai LP (S)	7.125	11-13-19	196,000	213,150

Financials 11.2%			168,049,242

Banks 4.7%

Bancolombia SA	5.125	09-11-22	185,000	185,278

BPCE SA (S)	5.700	10-22-23	5,050,000	5,496,420

CIT Group, Inc.	5.000	08-15-22	310,000	320,075

CIT Group, Inc.	5.250	03-15-18	520,000	548,600

Fifth Third Bancorp	3.625	01-25-16	3,200,000	3,331,504

First Republic Bank	2.375	06-17-19	3,575,000	3,583,587

Grupo Aval, Ltd. (S)	4.750	09-26-22	200,000	199,500

HBOS PLC (S)	6.750	05-21-18	4,100,000	4,686,628

HSBC Holdings PLC	6.500	09-15-37	3,200,000	3,968,272

Intesa Sanpaolo SpA	3.125	01-15-16	5,000,000	5,129,685

Itau Unibanco Holding SA (S)	5.650	03-19-22	200,000	205,760

Mizuho Bank, Ltd. (S)	2.950	10-17-22	3,500,000	3,433,931

PNC Bank NA	2.700	11-01-22	3,000,000	2,887,395

PNC Financial Services Group, Inc.	3.900	04-29-24	5,025,000	5,075,954

Santander Holdings USA, Inc.	3.000	09-24-15	3,775,000	3,869,753

Santander UK PLC (S)	5.000	11-07-23	3,700,000	3,970,344

Skandinaviska Enskilda Banken AB (S)	2.375	03-25-19	3,725,000	3,746,568

Societe Generale SA (S)	5.750	04-20-16	3,325,000	3,552,942

Standard Chartered PLC (6.409% to 1-30-17,
then 3 month LIBOR + 1.510%) (Q)(S)	6.409	01-30-17	2,850,000	3,081,563

Sumitomo Mitsui Banking Corp.	2.450	01-10-19	4,000,000	4,045,084

The Royal Bank of Scotland Group PLC	6.000	12-19-23	3,475,000	3,691,294

Wells Fargo & Company	4.125	08-15-23	4,700,000	4,859,997

Capital Markets 0.7%

Boparan Finance PLC (S)	5.500	07-15-21	GBP 300,000	472,089

Morgan Stanley	4.875	11-01-22	5,125,000	5,454,107

Nomura Holdings, Inc.	2.750	03-19-19	3,925,000	3,963,830

16	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Consumer Finance 0.5%

Capital One Bank USA NA	3.375	02-15-23	3,775,000	$3,693,162

Capital One Financial Corp.	6.150	09-01-16	3,635,000	4,001,652

Diversified Financial Services 2.9%

Aviation Capital Group Corp. (S)	6.750	04-06-21	2,925,000	3,293,790

Bank of America Corp.	4.125	01-22-24	5,750,000	5,882,009

Bank of America Corp.	6.050	05-16-16	3,530,000	3,821,084

CIMPOR Financial Operations BV (S)	5.750	07-17-24	500,000	493,125

Citigroup, Inc.	2.500	09-26-18	1,900,000	1,921,550

Citigroup, Inc.	4.050	07-30-22	5,225,000	5,320,252

Citigroup, Inc.	5.000	09-15-14	2,350,000	2,361,889

Citigroup, Inc.	5.300	05-06-44	2,250,000	2,329,493

Countrywide Financial Corp.	6.250	05-15-16	1,325,000	1,438,730

Discover Bank	4.250	03-13-26	3,800,000	3,901,844

JPMorgan Chase & Company	3.250	09-23-22	3,500,000	3,479,287

Provident Funding Associates LP (S)	6.750	06-15-21	200,000	198,500

Provident Funding Associates LP (S)	10.125	02-15-19	350,000	376,250

Rabobank Nederland NV	3.950	11-09-22	5,750,000	5,792,803

Voya Financial, Inc.	2.900	02-15-18	3,275,000	3,374,730

Insurance 1.4%

AXA SA	8.600	12-15-30	2,070,000	2,784,150

Boardwalk Pipelines LP	3.375	02-01-23	4,275,000	3,973,604

Burlington Northern Santa Fe LLC	4.400	03-15-42	3,840,000	3,807,533

Genworth Holdings, Inc.	7.625	09-24-21	2,575,000	3,188,442

Hartford Financial Services Group, Inc.	6.000	01-15-19	2,850,000	3,275,938

Reinsurance Group of America, Inc.	4.700	09-15-23	2,975,000	3,178,683

Real Estate Investment Trusts 1.0%

Boston Properties LP	3.850	02-01-23	3,200,000	3,297,392

Corporate Office Properties LP	3.600	05-15-23	3,625,000	3,468,248

DDR Corp.	7.875	09-01-20	2,600,000	3,265,631

Kimco Realty Corp.	4.300	02-01-18	2,975,000	3,210,578

Rayonier AM Products, Inc. (S)	5.500	06-01-24	860,000	847,100

Simon Property Group LP	3.375	03-15-22	1,450,000	1,482,473

Real Estate Management & Development 0.0%

Country Garden Holdings Company, Ltd.	11.125	02-23-18	250,000	272,500

Kaisa Group Holdings, Ltd. (S)	8.875	03-19-18	100,000	104,625

Thrifts & Mortgage Finance 0.0%

Alfa Bank OJSC (S)	7.500	09-26-19	34,000	32,810

Ocwen Financial Corp. (S)	6.625	05-15-19	410,000	419,225

Health Care 2.4%			36,597,631

Health Care Equipment & Supplies 0.2%

Biomet, Inc.	6.500	08-01-20	535,000	577,078

Hologic, Inc.	6.250	08-01-20	450,000	469,125

Kinetic Concepts, Inc.	10.500	11-01-18	530,000	586,975

Kinetic Concepts, Inc.	12.500	11-01-19	575,000	643,310

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	17

		Maturity
	Rate (%)	date	Par value^	Value
Health Care Providers & Services 1.5%

Community Health Systems, Inc. (S)	6.875	02-01-22	495,000	$506,138

Community Health Systems, Inc.	8.000	11-15-19	470,000	504,169

DaVita Healthcare Partners, Inc.	5.125	07-15-24	795,000	783,075

Express Scripts Holding Company	3.900	02-15-22	3,300,000	3,445,936

HCA Holdings, Inc.	7.750	05-15-21	440,000	474,650

HCA, Inc.	7.500	02-15-22	400,000	453,000

HealthSouth Corp.	5.750	11-01-24	510,000	532,950

Humana, Inc.	4.625	12-01-42	4,075,000	4,006,328

IASIS Healthcare LLC	8.375	05-15-19	660,000	697,950

LifePoint Hospitals, Inc. (S)	5.500	12-01-21	1,000,000	1,022,500

McKesson Corp.	3.796	03-15-24	3,925,000	3,983,082

Prospect Medical Holdings, Inc. (S)	8.375	05-01-19	540,000	584,550

Tenet Healthcare Corp.	6.000	10-01-20	330,000	346,500

Tenet Healthcare Corp.	8.125	04-01-22	455,000	508,463

UnitedHealth Group, Inc.	4.625	11-15-41	475,000	496,034

UnitedHealth Group, Inc.	5.800	03-15-36	3,755,000	4,558,401

Life Sciences Tools & Services 0.2%

Thermo Fisher Scientific, Inc.	1.300	02-01-17	3,325,000	3,322,666

Pharmaceuticals 0.5%

AbbVie, Inc.	1.750	11-06-17	3,050,000	3,050,573

Actavis Funding SCS (S)	3.850	06-15-24	3,925,000	3,914,253

Grifols Worldwide Operations, Ltd. (S)	5.250	04-01-22	560,000	562,100

Mallinckrodt International Finance SA (C)(S)	5.750	08-01-22	565,000	567,825

Industrials 3.8%			56,987,587

Aerospace & Defense 0.7%

Bombardier, Inc. (S)	6.000	10-15-22	740,000	725,200

Bombardier, Inc. (S)	6.125	01-15-23	375,000	369,375

Erickson, Inc.	8.250	05-01-20	769,000	772,845

L-3 Communications Corp.	4.750	07-15-20	1,700,000	1,835,701

Northrop Grumman Corp.	1.750	06-01-18	3,100,000	3,075,935

Textron, Inc.	3.650	03-01-21	3,700,000	3,784,020

Air Freight & Logistics 0.4%

FedEx Corp.	2.625	08-01-22	2,675,000	2,577,716

FedEx Corp.	4.000	01-15-24	2,525,000	2,631,260

Airlines 0.0%

Allegiant Travel Company	5.500	07-15-19	475,000	480,344

Building Products 0.2%

Cleaver-Brooks, Inc. (S)	8.750	12-15-19	520,000	577,200

Griffon Corp.	5.250	03-01-22	1,060,000	1,037,475

Owens Corning	7.000	12-01-36	1,600,000	1,928,830

Commercial Services & Supplies 0.4%

ACCO Brands Corp.	6.750	04-30-20	1,221,000	1,269,840

Clean Harbors, Inc.	5.250	08-01-20	460,000	463,450

Pitney Bowes, Inc.	4.625	03-15-24	3,900,000	3,989,786

Construction & Engineering 0.1%

MasTec, Inc.	4.875	03-15-23	1,320,000	1,295,250

18	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Electrical Equipment 0.3%

ABB Finance USA, Inc.	2.875	05-08-22	3,375,000	$3,333,616

Artesyn Escrow, Inc. (S)	9.750	10-15-20	625,000	615,625

CeramTec Group GmbH	8.250	08-15-21	EUR 800,000	1,175,686

Industrial Conglomerates 0.1%

CITIC Pacific, Ltd.	6.375	04-10-20	200,000	223,500

CITIC Pacific, Ltd. (7.875% to 4-15-16, then
5 year CMT + 5.545%) (Q)	7.875	04-15-16	200,000	212,750

Odebrecht Drilling Norbe VIII/IX, Ltd.	6.350	06-30-21	175,000	185,010

Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-22	192,840	202,482

Tenedora Nemak SA de CV (S)	5.500	02-28-23	200,000	207,000

Machinery 0.1%

Trinseo Materials Operating SCA	8.750	02-01-19	1,141,000	1,200,903

Xerium Technologies, Inc.	8.875	06-15-18	550,000	583,000

Road & Rail 1.0%

Canadian National Railway Company	2.850	12-15-21	2,050,000	2,063,087

ERAC USA Finance LLC (S)	3.850	11-15-24	3,775,000	3,784,709

Penske Truck Leasing Company LP (S)	2.500	03-15-16	3,300,000	3,384,721

Ryder System, Inc.	2.450	09-03-19	1,900,000	1,895,356

Ryder System, Inc.	2.550	06-01-19	2,000,000	2,014,102

Union Pacific Corp.	3.750	03-15-24	1,550,000	1,609,126

Trading Companies & Distributors 0.5%

Air Lease Corp.	3.875	04-01-21	2,375,000	2,395,781

Aircastle, Ltd.	6.750	04-15-17	500,000	544,375

American Builders & Contractors Supply
Company, Inc. (S)	5.625	04-15-21	345,000	345,863

GATX Corp.	2.500	03-15-19	3,250,000	3,261,902

International Lease Finance Corp.	8.250	12-15-20	501,000	602,453

WESCO Distribution, Inc.	5.375	12-15-21	325,000	332,313

Information Technology 1.5%			22,513,244

Communications Equipment 0.1%

Alcatel-Lucent USA, Inc. (S)	6.750	11-15-20	400,000	409,000

Cisco Systems, Inc.	2.900	03-04-21	1,575,000	1,590,980

Electronic Equipment, Instruments & Components 0.0%

CPI International, Inc.	8.750	02-15-18	465,000	485,925

Internet Software & Services 0.4%

Tencent Holdings, Ltd. (S)	3.375	05-02-19	6,000,000	6,093,828

Semiconductors & Semiconductor Equipment 0.4%

Altera Corp.	1.750	05-15-17	4,000,000	4,027,212

Amkor Technology, Inc.	6.375	10-01-22	745,000	774,800

Magnachip Semiconductor Corp.	6.625	07-15-21	505,000	489,850

STATS ChipPAC, Ltd. (S)	4.500	03-20-18	54,000	54,743

Software 0.1%

BMC Software Finance, Inc. (S)	8.125	07-15-21	460,000	457,700

First Data Corp. (S)	6.750	11-01-20	241,000	254,858

First Data Corp.	12.625	01-15-21	450,000	539,156

Nuance Communications, Inc. (S)	5.375	08-15-20	500,000	505,000

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	19

		Maturity
	Rate (%)	date	Par value^	Value
Technology Hardware, Storage & Peripherals 0.5%

Apple, Inc.	3.850	05-04-43	6,500,000	$5,966,129

NCR Corp.	5.000	07-15-22	875,000	864,063

Materials 3.0%			44,671,625

Chemicals 1.3%

Chemtura Corp.	5.750	07-15-21	1,220,000	1,238,300

Eastman Chemical Company	4.650	10-15-44	3,750,000	3,694,069

INEOS Group Holdings SA (S)	5.875	02-15-19	645,000	651,450

LyondellBasell Industries NV	6.000	11-15-21	3,300,000	3,908,827

OCP SA (S)	5.625	04-25-24	701,000	734,298

Sinochem Offshore Capital Company, Ltd. (S)	3.250	04-29-19	1,493,000	1,512,849

Sinochem Overseas Capital Company, Ltd. (S)	4.500	11-12-20	2,607,000	2,776,434

Sinochem Overseas Capital Company, Ltd.	4.500	11-12-20	236,000	251,338

SPCM SA (S)	6.000	01-15-22	825,000	878,625

The Mosaic Company	4.250	11-15-23	3,000,000	3,142,059

Construction Materials 0.0%

Cementos Pacasmayo SAA (S)	4.500	02-08-23	200,000	189,000

Cemex Finance LLC (S)	9.375	10-12-22	200,000	228,000

Cemex SAB de CV (S)	9.500	06-15-18	200,000	223,000

Containers & Packaging 0.4%

Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	310,000	312,325

Ardagh Packaging Finance PLC (S)	4.250	01-15-22	EUR 275,000	360,506

Ardagh Packaging Finance PLC (S)	6.000	06-30-21	355,000	339,025

Cascades, Inc. (S)	5.500	07-15-22	640,000	632,000

Packaging Corp. of America	3.900	06-15-22	1,375,000	1,408,391

Packaging Corp. of America	4.500	11-01-23	1,525,000	1,621,955

Sealed Air Corp. (S)	8.375	09-15-21	645,000	720,788

Metals & Mining 1.2%

Aperam (S)	7.375	04-01-16	275,000	281,188

Aperam (S)	7.750	04-01-18	435,000	457,838

ArcelorMittal	6.750	02-25-22	830,000	898,475

ArcelorMittal	7.500	10-15-39	605,000	630,713

Cia Minera Ares SAC (S)	7.750	01-23-21	330,000	357,225

Constellium NV (S)	5.750	05-15-24	525,000	540,750

Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22	3,031,000	2,911,627

Corporacion Nacional del Cobre de Chile (S)	4.250	07-17-42	200,000	182,593

Corporacion Nacional del Cobre de Chile (S)	4.500	08-13-23	2,513,000	2,657,442

Corporacion Nacional del Cobre de Chile	6.150	10-24-36	803,000	940,676

Fresnillo PLC (S)	5.500	11-13-23	200,000	210,500

Newmont Mining Corp.	6.250	10-01-39	3,450,000	3,624,053

Samarco Mineracao SA (S)	4.125	11-01-22	200,000	189,200

Signode Industrial Group Lux SA (S)	6.375	05-01-22	340,000	334,900

Vale Overseas, Ltd.	5.625	09-15-19	2,950,000	3,330,550

Vedanta Resources PLC (S)	6.000	01-31-19	225,000	231,188

Vedanta Resources PLC	6.750	06-07-16	50,000	52,475

Vedanta Resources PLC (S)	8.250	06-07-21	204,000	231,030

20	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Paper & Forest Products 0.1%

Louisiana-Pacific Corp.	7.500	06-01-20	600,000	$655,500

Mercer International, Inc.	9.500	12-01-17	500,000	530,000

Norbord, Inc. (S)	5.375	12-01-20	605,000	600,463

Telecommunication Services 2.4%			36,295,116

Diversified Telecommunication Services 1.6%

CenturyLink, Inc.	5.800	03-15-22	590,000	604,750

CenturyLink, Inc.	6.750	12-01-23	225,000	244,125

Cincinnati Bell, Inc.	8.375	10-15-20	460,000	499,100

Cincinnati Bell, Inc.	8.750	03-15-18	470,000	492,090

Columbus International, Inc. (S)	7.375	03-30-21	200,000	211,000

CyrusOne LP	6.375	11-15-22	690,000	727,950

Frontier Communications Corp.	9.000	08-15-31	759,000	808,335

Indosat Palapa Company BV	7.375	07-29-20	50,000	53,500

Level 3 Escrow II, Inc. (C)(S)	5.375	08-15-22	310,000	306,125

Level 3 Financing, Inc.	7.000	06-01-20	725,000	768,500

Mobile Challenger Intermediate Group SA, PIK	8.750	03-15-19	EUR 400,000	546,332

T-Mobile USA, Inc.	6.500	01-15-24	600,000	624,000

T-Mobile USA, Inc.	6.731	04-28-22	840,000	879,900

Telefonica Emisiones SAU	5.134	04-27-20	5,000,000	5,543,155

Turk Telekomunikasyon AS (S)	4.875	06-19-24	404,000	398,344

UPC Holding BV	6.375	09-15-22	EUR 750,000	1,084,631

Verizon Communications, Inc.	2.450	11-01-22	5,875,000	5,499,617

Verizon Communications, Inc.	6.400	09-15-33	1,975,000	2,445,767

Wind Acquisition Finance SA (S)	4.000	07-15-20	EUR 298,000	399,536

Wind Acquisition Finance SA (S)	4.750	07-15-20	44,000	43,010

Wind Acquisition Finance SA (S)	6.500	04-30-20	410,000	435,625

Wind Acquisition Finance SA (S)	7.375	04-23-21	305,000	317,963

Windstream Corp.	7.500	04-01-23	1,195,000	1,272,675

Wireless Telecommunication Services 0.8%

America Movil SAB de CV	3.125	07-16-22	3,100,000	3,008,522

Bharti Airtel International Netherlands BV (S)	5.125	03-11-23	375,000	387,694

Comcel Trust (S)	6.875	02-06-24	200,000	215,000

Matterhorn Mobile Holdings SA	8.250	02-15-20	EUR 450,000	653,791

Millicom International Cellular SA (S)	6.625	10-15-21	275,000	292,188

Rogers Communications, Inc.	5.450	10-01-43	4,875,000	5,391,141

Sprint Capital Corp.	8.750	03-15-32	1,675,000	1,859,250

VimpelCom Holdings BV (S)	5.200	02-13-19	100,000	96,000

VimpelCom Holdings BV (S)	5.950	02-13-23	200,000	185,500

Utilities 3.0%			45,500,904

Electric Utilities 1.7%

Georgia Power Company	4.300	03-15-42	6,000,000	6,011,112

NextEra Energy Capital Holdings, Inc.	2.700	09-15-19	3,250,000	3,293,212

NSTAR Electric Company	4.400	03-01-44	5,000,000	5,174,140

Oncor Electric Delivery Company LLC	4.100	06-01-22	3,700,000	3,978,210

PacifiCorp	2.950	02-01-22	3,950,000	3,980,897

PPL Energy Supply LLC	4.600	12-15-21	3,150,000	2,986,786

RJS Power Holdings LLC (S)	5.125	07-15-19	880,000	866,800

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	21

		Maturity
	Rate (%)	date	Par value^	Value
Independent Power and Renewable Electricity Producers 0.6%

AES Corp.	4.875	05-15-23	500,000	$471,250

AES Corp.	7.375	07-01-21	375,000	427,500

Calpine Corp.	5.375	01-15-23	120,000	117,300

Calpine Corp.	5.750	01-15-25	685,000	666,163

Calpine Corp. (S)	7.875	01-15-23	688,000	748,200

Exelon Generation Company LLC	5.600	06-15-42	3,675,000	3,927,491

GenOn Energy, Inc.	9.500	10-15-18	1,775,000	1,854,875

Listrindo Capital BV (S)	6.950	02-21-19	200,000	215,000

NRG Energy, Inc. (S)	6.250	07-15-22	825,000	849,750

Multi-Utilities 0.7%

Dominion Gas Holdings LLC (S)	4.800	11-01-43	5,625,000	5,999,271

DTE Energy Company	3.850	12-01-23	3,800,000	3,932,947

U.S. Government & Agency Obligations 0.9%			$14,289,515

(Cost $14,259,015)

U.S. Government 0.1%				1,505,976

U.S. Treasury Note	2.125	08-31-20	1,500,000	1,505,976

U.S. Government Agency 0.8%			12,783,539

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	2.368	01-01-37	311,350	333,826
30 Yr Pass Thru (P)	2.375	11-01-36	374,763	401,709

Federal National Mortgage Association
10 Yr Pass Thru	5.000	01-01-16	243,894	257,615
10 Yr Pass Thru	5.000	01-01-19	3,109	3,283
15 Yr Pass Thru (C)	3.500	TBA	400,000	421,450
15 Yr Pass Thru	4.000	08-01-25	372,274	396,208
30 Yr Pass Thru (P)	2.132	04-01-37	1,459,416	1,555,081
30 Yr Pass Thru (P)	2.373	11-01-35	344,028	368,863
30 Yr Pass Thru (P)	2.532	01-01-37	172,011	184,428
30 Yr Pass Thru (P)	2.653	10-01-38	582,813	624,885
30 Yr Pass Thru (P)	2.781	12-01-42	372,701	380,433
30 Yr Pass Thru (C)	3.000	TBA	725,000	709,934
30 Yr Pass Thru (C)	3.500	TBA	400,000	407,313
30 Yr Pass Thru (C)	4.000	TBA	900,000	945,914
30 Yr Pass Thru (C)	4.500	TBA	1,400,000	1,506,859
30 Yr Pass Thru (C)	5.000	TBA	850,000	937,723
30 Yr Pass Thru (C)	5.500	TBA	1,000,000	1,108,910
30 Yr Pass Thru	6.500	01-01-37	513,944	578,017

Government National Mortgage Association
30 Yr Pass Thru (C)	3.500	TBA	675,000	694,828
30 Yr Pass Thru (C)	4.000	TBA	400,000	423,531
30 Yr Pass Thru (C)	4.500	TBA	300,000	325,055
30 Yr Pass Thru	6.000	08-15-35	194,522	217,674

Foreign Government Obligations 11.0%			$165,311,207

(Cost $163,745,880)

Argentina 0.6%				9,046,881

Republic of Argentina
Bond (H)	6.000	03-31-23	611,000	690,430
Bond	7.000	10-03-15	2,911,119	2,809,230
Bond	7.000	04-17-17	5,020,153	4,580,890
Bond	8.750	06-02-17	1,093,135	966,331

22	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Azerbaijan 0.1%				$1,306,113

Republic of Azerbaijan
Bond (S)	4.750	03-18-24	1,265,000	1,306,113

Brazil 0.8%				11,946,141

Brazil Minas SPE
Bond	5.333	02-15-28	575,000	570,688

Federative Republic of Brazil
Bond	2.625	01-05-23	6,455,000	5,899,870
Bond	4.250	01-07-25	4,610,000	4,621,525
Bond	7.125	01-20-37	584,000	731,460
Bond	8.250	01-20-34	89,000	122,598

Colombia 0.7%				10,058,238

Bogota Distrito Capital
Note	9.750	07-26-28	COP 1,355,000,000	902,854

Republic of Colombia
Bond	2.625	03-15-23	1,300,000	1,215,500
Bond	4.000	02-26-24	1,169,000	1,195,303
Bond	4.375	07-12-21	1,548,000	1,648,620
Bond	7.375	03-18-19	360,000	432,900
Bond	7.375	09-18-37	1,478,000	1,995,300
Bond	7.750	04-14-21	COP 129,000,000	77,170
Bond	8.125	05-21-24	476,000	640,220
Bond	9.850	06-28-27	COP 1,702,000,000	1,169,978
Bond	11.750	02-25-20	541,000	780,393

Costa Rica 0.2%				2,945,503

Republic of Costa Rica
Bond	4.250	01-26-23	2,578,000	2,429,765
Bond (S)	4.375	04-30-25	295,000	272,138
Bond (S)	7.000	04-04-44	232,000	243,600

Croatia 0.3%				5,091,245

Republic of Croatia
Bond	5.500	04-04-23	1,236,000	1,279,260
Bond	6.000	01-26-24	450,000	480,375
Bond (S)	6.000	01-26-24	1,610,000	1,718,675
Bond (S)	6.375	03-24-21	273,000	298,935
Bond	6.375	03-24-21	1,200,000	1,314,000

Dominican Republic 0.4%				6,764,014

Government of Dominican Republic
Bond (S)	5.875	04-18-24	608,000	629,280
Bond (S)	7.450	04-30-44	329,000	350,385
Bond	7.500	05-06-21	5,040,000	5,758,200
Bond	9.040	01-23-18	23,718	26,149

El Salvador 0.2%				3,332,086

Republic of El Salvador
Bond	5.875	01-30-25	439,000	437,903
Bond (S)	5.875	01-30-25	1,008,000	1,005,480
Bond (S)	7.375	12-01-19	180,000	199,800
Bond	7.650	06-15-35	1,347,000	1,468,230
Bond	8.250	04-10-32	189,000	220,673

Gabon 0.0%				309,631

Republic of Gabon
Bond	8.200	12-12-17	271,000	309,631

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	23

		Maturity
	Rate (%)	date	Par value^	Value
Ghana 0.0%				$243,128

Republic of Ghana
Bond	8.500	10-04-17	231,000	243,128

Hungary 0.3%				4,264,036

Republic of Hungary
Bond	4.125	02-19-18	154,000	159,775
Bond	4.375	07-04-17	EUR 158,000	227,967
Bond	5.000	03-30-16	GBP 37,000	65,213
Bond	5.375	03-25-24	72,000	76,140
Bond	5.750	11-22-23	1,458,000	1,585,575
Bond	6.250	01-29-20	664,000	747,166
Bond	6.375	03-29-21	1,230,000	1,402,200

Indonesia 0.9%				14,178,920

Republic of Indonesia
Bond (S)	3.375	04-15-23	1,984,000	1,879,840
Bond	4.875	05-05-21	3,032,000	3,217,710
Bond	5.375	10-17-23	3,299,000	3,579,415
Bond	5.625	05-15-23	IDR 3,564,000,000	260,893
Bond	5.875	03-13-20	104,000	116,220
Bond	6.875	01-17-18	729,000	829,238
Bond	7.000	05-15-22	IDR 310,000,000	25,170
Bond	7.750	01-17-38	598,000	774,410
Bond	7.875	04-15-19	IDR 3,290,000,000	284,030
Bond	8.375	03-15-24	IDR 9,532,000,000	842,669
Bond	8.500	10-12-35	420,000	580,650
Bond	9.000	03-15-29	IDR 2,500,000,000	225,005
Bond	11.625	03-04-19	579,000	784,545
Bond (S)	11.625	03-04-19	575,000	779,125

Iraq 0.1%				2,003,390

Republic of Iraq
Bond	5.800	01-15-28	2,251,000	2,003,390

Ivory Coast 0.2%				2,323,536

Republic of Ivory Coast
Bond (S)	5.375	07-23-24	314,000	307,720
Bond	5.750	12-31-32	2,054,000	2,015,816

Jamaica 0.1%				955,500

Government of Jamaica
Bond	7.625	07-09-25	910,000	955,500

Kenya 0.0%				660,222

Republic of Kenya
Bond (S)	6.875	06-24-24	622,000	660,222

Lithuania 0.1%				927,360

Republic of Lithuania
Bond	6.625	02-01-22	768,000	927,360

Mexico 0.8%				12,774,962

Government of Mexico
Bond	4.000	10-02-23	1,484,000	1,544,844
Bond	4.750	03-08-44	750,000	751,875
Bond	5.550	01-21-45	395,000	445,165
Bond	6.050	01-11-40	4,010,000	4,837,063
Bond	6.250	06-16-16	MXN 9,479,000	754,863
Bond	8.000	12-07-23	MXN 26,069,000	2,282,611
Bond	8.500	12-13-18	MXN 20,960,000	1,821,343
Bond	9.500	12-18-14	MXN 1,453,000	112,485
Bond	10.000	12-05-24	MXN 2,252,000	224,713

24	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Morocco 0.1%				$883,894

Kingdom of Morocco
Bond (S)	4.250	12-11-22	885,000	883,894

Netherlands 0.0%				476,425

Republic of Mozambique
Bond	6.305	09-11-20	473,000	476,425

Nigeria 0.1%				1,993,049

Federal Republic of Nigeria
Bond	6.375	07-12-23	1,083,000	1,174,568
Bond (S)	6.375	07-12-23	232,000	251,616
Bond	6.750	01-28-21	513,000	566,865

Panama 0.3%				4,733,504

Republic of Panama
Bond	4.875	02-05-21	2,000,000	2,118,101
Bond	6.700	01-26-36	231,000	283,553
Bond	9.375	04-01-29	1,565,000	2,331,850

Paraguay 0.0%				405,983

Republic of Paraguay
Bond	4.625	01-25-23	399,000	405,983

Peru 0.3%				4,330,726

Republic of Peru
Bond	7.125	03-30-19	186,000	224,781
Bond	7.350	07-21-25	1,016,000	1,341,120
Bond	8.750	11-21-33	1,813,000	2,764,825

Philippines 0.2%				3,100,830

Republic of Philippines
Bond	7.750	01-14-31	1,587,000	2,205,930
Bond	9.500	02-02-30	570,000	894,900

Poland 0.2%				2,332,943

Republic of Poland
Bond	4.000	01-22-24	98,000	101,553
Bond	5.000	03-23-22	1,654,000	1,842,143
Bond	5.125	04-21-21	347,000	389,247

Romania 0.3%				4,557,052

Government of Romania
Bond	4.375	08-22-23	1,214,000	1,249,024
Bond (S)	4.875	01-22-24	574,000	610,593
Bond	6.750	02-07-22	2,262,000	2,697,435

Russia 1.1%				16,389,599

Government of Russia
Bond (S)	4.875	09-16-23	1,600,000	1,590,400
Bond	7.000	08-16-23	RUB 87,200,000	2,114,790
Bond	7.500	03-31-30	10,384,008	11,754,697
Bond	12.750	06-24-28	560,000	929,712

Serbia 0.2%				2,340,142

Republic of Serbia
Bond	4.875	02-25-20	355,000	362,988
Bond	5.875	12-03-18	1,547,000	1,649,489
Bond	7.250	09-28-21	284,000	327,665

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	25

		Maturity
	Rate (%)	date	Par value^	Value
Slovakia 0.0%				$537,828

Republic of Slovakia
Bond (S)	4.375	05-21-22	503,000	537,828

Slovenia 0.1%				1,811,519

Republic of Slovenia
Bond (S)	5.250	02-18-24	961,000	1,027,674
Bond	5.850	05-10-23	703,000	783,845

South Africa 0.5%				7,131,149

Republic of South Africa
Bond	4.665	01-17-24	453,000	462,060
Bond	5.500	03-09-20	919,000	999,413
Bond	5.875	09-16-25	5,130,000	5,669,676

Trinidad And Tobago 0.1%				792,788

Republic of Trinidad & Tobago
Bond (S)	4.375	01-16-24	729,000	792,788

Turkey 0.7%				9,876,261

Republic of Turkey
Bond	3.250	03-23-23	818,000	761,108
Bond	5.125	03-25-22	226,000	239,052
Bond	6.250	09-26-22	961,000	1,094,291
Bond	7.000	09-26-16	108,000	118,935
Bond	7.000	03-11-19	300,000	345,000
Bond	7.000	06-05-20	83,000	96,881
Bond	7.375	02-05-25	5,914,000	7,220,994

Ukraine 0.4%				5,650,415

Republic of Ukraine
Bond	4.950	10-13-15	EUR 507,000	638,165
Bond	6.580	11-21-16	2,700,000	2,578,500
Bond (S)	6.875	09-23-15	100,000	96,900
Bond	9.250	07-24-17	2,308,000	2,336,850

Uruguay 0.2%				2,623,547

Republic of Uruguay
Bond	4.500	08-14-24	321,601	338,485
Bond	5.100	06-18-50	2,325,763	2,285,062

Venezuela 0.4%				6,212,647

Republic of Venezuela
Bond	5.750	02-26-16	1,573,000	1,478,620
Bond	6.000	12-09-20	161,000	121,153
Bond	8.250	10-13-24	1,063,200	823,980
Bond	9.000	05-07-23	585,900	487,762
Bond	11.750	10-21-26	2,166,200	2,055,724
Bond	11.950	08-05-31	575,000	540,500
Bond	12.750	08-23-22	370,800	374,508
Bond	13.625	08-15-18	320,000	330,400

Capital Preferred Securities 0.3%			$3,976,970

(Cost $4,018,035)

Financials 0.3%				3,976,970

Goldman Sachs Capital I	6.345	02-15-34	3,500,000	3,976,970

26	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Convertible Bonds 1.8%			$26,953,892

(Cost $25,178,244)

Consumer Discretionary 0.4%				5,180,794

Auto Components 0.1%

TRW Automotive, Inc.	3.500	12-01-15	414,000	1,431,664

Hotels, Restaurants & Leisure 0.0%

Home Inns & Hotels Management, Inc.	2.000	12-15-15	98,000	96,653

Household Durables 0.2%

Jarden Corp. (S)	1.125	03-15-34	1,452,000	1,433,850

The Ryland Group, Inc.	0.250	06-01-19	1,797,000	1,655,486

Internet & Catalog Retail 0.1%

HomeAway, Inc. (S)	0.125	04-01-19	575,000	563,141

Energy 0.3%				4,863,642

Energy Equipment & Services 0.2%

Hornbeck Offshore Services, Inc.	1.500	09-01-19	2,936,000	3,411,265

Oil, Gas & Consumable Fuels 0.1%

Cobalt International Energy, Inc.	2.625	12-01-19	500,000	444,375

Stone Energy Corp.	1.750	03-01-17	877,000	1,008,002

Industrials 0.1%				1,791,551

Machinery 0.1%

Altra Industrial Motion Corp.	2.750	03-01-31	806,000	1,041,251

The Greenbrier Companies, Inc.	3.500	04-01-18	410,000	750,300

Information Technology 0.8%			12,121,801

Communications Equipment 0.2%

Ciena Corp.	0.875	06-15-17	674,000	667,681

Ciena Corp. (S)	4.000	03-15-15	2,132,000	2,375,848

Palo Alto Networks, Inc. (S)	0.000	07-01-19	168,000	170,520

Semiconductors & Semiconductor Equipment 0.1%

Intel Corp.	2.950	12-15-35	976,000	1,248,060

Software 0.3%

Netsuite, Inc.	0.250	06-01-18	1,149,000	1,165,517

Nuance Communications, Inc.	2.750	11-01-31	1,838,000	1,828,810

ServiceNow, Inc. (S)	0.020	11-01-18	1,665,000	1,787,794

Technology Hardware, Storage & Peripherals 0.2%

SanDisk Corp. (S)	0.500	10-15-20	2,474,000	2,877,571

Materials 0.2%				2,996,104

Metals & Mining 0.2%

RTI International Metals, Inc.	1.625	10-15-19	494,000	481,341

RTI International Metals, Inc.	3.000	12-01-15	2,443,000	2,514,763

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	27

		Maturity
	Rate (%)	date	Par value^	Value
Term Loans (M) 19.0%			$285,857,258

(Cost $286,635,849)

Consumer Discretionary 5.4%			80,893,621

Auto Components 0.7%

Allison Transmission, Inc.	3.750	08-23-19	3,509,419	3,508,324

The Goodyear Tire & Rubber Company	4.750	04-30-19	2,250,000	2,266,875

TI Group Automotive Systems LLC	4.250	07-01-21	990,000	990,000

Visteon Corp.	3.500	04-09-21	2,830,000	2,816,736

Automobiles 0.2%

Chrysler Group LLC	3.250	12-31-18	2,512,703	2,500,589

Diversified Consumer Services 0.1%

The ServiceMaster Company LLC	4.250	07-01-21	1,901,000	1,887,338

Hotels, Restaurants & Leisure 0.7%

CityCenter Holdings LLC	4.250	10-16-20	2,589,735	2,594,052

Four Seasons Holdings, Inc.	3.500	06-27-20	2,227,055	2,215,225

Hilton Worldwide Finance LLC	3.500	10-26-20	2,884,992	2,869,967

Scientific Games International, Inc.	4.250	10-18-20	2,893,460	2,849,540

Household Durables 0.5%

Alliance Laundry Systems LLC	4.250	12-10-18	2,967,107	2,976,380

Libbey Glass, Inc.	3.750	04-09-21	2,180,000	2,166,375

Norcraft Companies LP	5.250	12-13-20	2,885,205	2,885,205

Leisure Products 0.1%

Bauer Performance Sports, Ltd.	4.000	04-15-21	2,044,791	2,037,764

Media 2.4%

Advantage Sales & Marketing, Inc.	4.250	06-26-21	935,806	930,626

AMC Entertainment, Inc.	3.500	04-30-20	2,457,340	2,450,030

Atlantic Broadband Penn LLC	3.250	12-02-19	1,847,126	1,836,159

Cumulus Media Holdings, Inc.	4.250	12-23-20	2,638,084	2,639,968

Hubbard Broadcasting, Inc.	4.500	04-29-19	3,411,440	3,417,127

LIN Television Corp.	4.000	12-21-18	960,403	960,403

Media General, Inc.	4.250	07-31-20	3,355,432	3,364,827

Mission Broadcasting, Inc.	3.750	10-01-20	1,505,731	1,504,790

Nexstar Broadcasting, Inc.	3.750	10-01-20	1,707,058	1,705,991

Numericable US LLC	4.500	05-21-20	2,815,000	2,821,599

Tribune Company	4.000	12-27-20	5,882,325	5,873,502

Univision Communications, Inc.	4.000	03-01-20	2,983,370	2,961,740

Univision Communications, Inc.	4.000	03-02-20	2,460,353	2,441,900

Virgin Media Investment Holdings, Ltd.	3.500	06-07-20	3,721,000	3,684,370

Multiline Retail 0.6%

Hudson’s Bay Company	4.750	11-04-20	1,889,475	1,902,596

J Crew Group, Inc.	4.000	03-05-21	3,288,758	3,206,539

JC Penney Company, Inc.	5.000	06-20-19	1,230,000	1,233,678

Michaels Stores, Inc.	4.000	01-28-20	1,908,000	1,897,268

Specialty Retail 0.1%

The Men’s Wearhouse, Inc.	4.500	06-18-21	1,485,000	1,496,138

28	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Consumer Staples 2.3%			$34,974,944

Food & Staples Retailing 0.5%

AdvancePierre Foods, Inc.	5.750	07-10-17	1,502,314	1,503,879

Aramark Services, Inc.	3.250	02-24-21	3,529,155	3,496,069

Hearthside Group Holdings LLC	4.500	06-02-21	2,303,000	2,304,918

Rite Aid Corp.	4.875	06-21-21	1,198,000	1,208,483

Food Products 1.1%

Del Monte Foods, Inc.	4.254	02-18-21	2,988,646	2,963,431

Del Monte Foods, Inc.	8.250	08-18-21	1,954,000	1,901,893

Diamond Foods, Inc.	4.250	08-20-18	2,378,050	2,373,097

HJ Heinz Company	3.500	06-05-20	2,880,900	2,879,356

Hostess Brands, Inc.	6.750	04-09-20	2,081,960	2,144,419

Pinnacle Foods Finance LLC	3.250	04-29-20	1,663,098	1,648,777

Post Holdings, Inc.	3.750	06-02-21	699,000	700,748

Shearer’s Foods LLC	4.500	06-30-21	1,710,000	1,702,519

Household Products 0.5%

Reynolds Group Holdings, Inc.	4.000	12-01-18	3,607,527	3,597,004

The Sun Products Corp.	5.500	03-23-20	3,638,845	3,511,486

Personal Products 0.2%

Revlon Consumer Products Corp.	4.000	10-08-19	3,038,865	3,038,865

Energy 1.2%			18,477,271

Energy Equipment & Services 0.6%

Offshore Group Investment, Ltd.	5.000	10-25-17	3,945,596	3,924,223

Pacific Drilling SA	4.500	06-04-18	3,150,973	3,155,699

Paragon Offshore Finance Company	3.750	06-19-21	1,500,000	1,491,563

Oil, Gas & Consumable Fuels 0.6%

Arch Coal, Inc.	6.250	05-16-18	3,188,403	3,126,847

EP Energy LLC	3.500	05-24-18	2,855,491	2,840,023

FTS International, Inc.	5.750	04-16-21	1,666,909	1,681,196

Samson Investment Company	5.000	09-25-18	2,265,000	2,257,720

Financials 1.1%			16,368,780

Capital Markets 0.5%

La Quinta Intermediate Holdings LLC	4.000	04-14-21	4,922,933	4,919,857

Sequa Corp.	5.250	06-19-17	2,932,190	2,891,872

Diversified Financial Services 0.2%

Compass Diversified Holdings	4.250	06-04-21	745,000	744,534

Grede Holdings LLC	4.750	06-02-21	1,407,000	1,411,104

Vantiv LLC	3.750	05-12-21	595,000	596,488

Insurance 0.2%

CNO Financial Group, Inc.	3.750	09-20-18	2,649,261	2,645,950

Real Estate Management & Development 0.2%

Realogy Group LLC	3.750	03-05-20	3,159,961	3,158,975

Health Care 2.1%			31,175,426

Health Care Equipment & Supplies 0.4%

Air Medical Group Holdings, Inc.	5.000	06-30-18	2,721,650	2,721,650

Kinetic Concepts, Inc.	4.000	05-04-18	3,754,094	3,750,043

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	29

		Maturity
	Rate (%)	date	Par value^	Value
Health Care Providers & Services 1.1%

Amsurg Corp.	3.750	07-16-21	1,000,000	$998,958

Community Health Systems, Inc.	4.250	01-27-21	2,371,124	2,375,733

DaVita HealthCare Partners, Inc.	3.500	06-24-21	2,385,000	2,379,464

Drumm Investors LLC	6.750	05-04-18	1,762,074	1,760,973

IASIS Healthcare LLC	4.500	05-03-18	3,375,287	3,379,507

Ortho-Clinical Diagnostics, Inc.	4.750	06-30-21	1,389,000	1,387,264

US Renal Care, Inc.	4.250	07-03-19	3,443,253	3,432,492

Pharmaceuticals 0.6%

Pharmaceutical Product Development, Inc.	4.000	12-05-18	3,602,035	3,602,035

Salix Pharmaceuticals, Ltd.	4.250	01-02-20	1,268,475	1,272,439

Surgical Care Affiliates LLC	4.000	06-29-18	2,678,839	2,668,793

Valeant Pharmaceuticals International, Inc.	3.750	08-05-20	1,449,901	1,446,075

Industrials 1.2%			18,023,035

Aerospace & Defense 0.2%

Accudyne Industries Borrower SCA	4.000	12-13-19	2,916,107	2,902,894

Construction & Engineering 0.2%

RBS Global, Inc.	4.000	08-21-20	2,974,701	2,966,851

Machinery 0.6%

Doosan Infracore Company, Ltd.	4.500	05-28-21	2,620,000	2,628,732

Gates Global LLC	4.250	07-05-21	3,305,000	3,280,804

Husky Injection Molding Systems, Ltd.	4.250	06-30-21	2,668,000	2,670,503

Husky Injection Molding Systems, Ltd.	7.250	06-30-22	959,000	962,996

Professional Services 0.2%

TransUnion LLC	4.000	04-09-21	2,618,438	2,610,255

Information Technology 2.1%			30,915,948

Communications Equipment 0.5%

Avaya, Inc.	4.727	10-26-17	2,045,949	1,975,620

Avaya, Inc.	6.500	03-30-18	2,110,610	2,094,122

Ciena Corp.	3.750	07-15-19	2,859,000	2,853,639

Electronic Equipment, Instruments & Components 0.5%

CPI International, Inc.	4.250	11-17-17	2,632,403	2,625,821

Dell International LLC	4.500	04-29-20	4,962,052	4,964,617

Internet Software & Services 0.2%

Fibertech Networks LLC	4.000	12-18-19	3,051,700	3,051,700

Semiconductors & Semiconductor Equipment 0.3%

Freescale Semiconductor, Inc.	4.250	02-28-20	3,359,461	3,338,465

Freescale Semiconductor, Inc.	5.000	01-15-21	550,838	550,838

Software 0.6%

BMC Software Finance, Inc.	5.000	09-10-20	2,501,186	2,482,037

First Data Corp.	3.666	03-23-18	3,121,632	3,086,514

Infor US, Inc.	3.750	06-03-20	3,928,795	3,892,575

Materials 1.4%			21,489,092

Chemicals 1.1%

Axalta Coating Systems US Holdings, Inc.	4.000	02-01-20	3,857,223	3,834,724

AZ Chem US, Inc.	4.500	06-12-21	1,964,938	1,977,834

INEOS US Finance LLC	3.750	05-04-18	3,542,665	3,523,053

30	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Chemicals (continued)

MacDermid, Inc.	4.000	06-07-20	3,426,066	$3,421,783

OXEA Sarl	4.250	01-15-20	2,967,575	2,961,394

OXEA Sarl	8.250	07-15-20	1,106,000	1,112,451

Metals & Mining 0.3%

FMG Resources August 2006 Pty, Ltd.	3.750	06-30-19	1,763,044	1,756,433

Signode Industrial Group US, Inc.	4.000	05-01-21	2,916,000	2,901,420

Telecommunication Services 1.2%			18,463,947

Diversified Telecommunication Services 0.9%

Consolidated Communications, Inc.	4.250	12-23-20	772,120	775,394

Intelsat Jackson Holdings SA	3.750	06-30-19	3,720,116	3,711,746

Level 3 Financing, Inc.	4.000	01-15-20	3,414,000	3,403,331

Syniverse Holdings, Inc.	4.000	04-23-19	3,231,509	3,222,422

XO Communications LLC	4.250	03-17-21	2,714,198	2,718,559

Wireless Telecommunication Services 0.3%

LTS Buyer LLC	4.000	04-13-20	2,353,164	2,342,135

SBA Senior Finance II LLC	3.250	03-24-21	2,316,000	2,290,360

Utilities 1.0%			15,075,194

Electric Utilities 0.7%

La Frontera Generation LLC	4.500	09-30-20	3,278,048	3,286,243

Texas Competitive Electric Holdings
Company LLC	3.750	05-05-16	1,357,277	1,362,367

Texas Competitive Electric Holdings
Company LLC	4.646	10-10-17	8,486,597	6,449,814

Independent Power and Renewable Electricity Producers 0.3%

Calpine Corp.	4.000	04-01-18	2,006,791	2,009,300

Dynegy, Inc.	4.000	04-23-20	1,969,933	1,967,470

Collateralized Mortgage Obligations 13.6%			$204,137,872

(Cost $191,911,710)

Commercial & Residential 13.5%			202,461,505

7 WTC Depositor LLC Trust
Series 2012-7WTC, Class A (S)	4.082	03-13-31	1,136,051	1,180,025

American General Mortgage Loan Trust
Series 2010-1A, Class A2 (P)(S)	5.650	03-25-58	7,000,000	7,071,414

American Home Mortgage Assets
Series 2007-1, Class A1 (P)	0.818	02-25-47	4,982,507	3,205,715

BAMLL-DB Trust
Series 2012-OSI, Class A1 (S)	2.343	04-13-29	2,259,041	2,287,677

BCAP LLC Trust
Series 2009-RR14, Class 7A1 (P)(S)	5.903	08-26-36	661,859	672,966
Series 2011-RR11, Class 21A5 (P)(S)	2.652	06-26-34	2,136,313	2,163,034
Series 2012-RR9, Class 2A5 (P)(S)	0.332	08-26-46	2,748,098	2,702,763

BCRR Trust
Series 2009-1, Class 2A1 (P)(S)	5.858	07-17-40	7,679,811	8,107,338

Citigroup Commercial Mortgage Trust
Series 2014-388G, Class B (P)(S)	1.200	06-15-33	8,075,000	8,104,441

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	31

		Maturity
	Rate (%)	date	Par value^	Value
Commercial & Residential (continued)

Citigroup Mortgage Loan Trust
Series 2010-8, Class 5A6 (S)	4.000	11-25-36	2,795,711	$2,880,841
Series 2010-8, Class 6A6 (S)	4.500	12-25-36	2,714,239	2,794,914
Series 2012-1, Class 1A1 (P)(S)	0.525	06-25-35	3,310,115	3,211,914
Series 2013-2, Class 3A1 (P)(S)	0.336	04-25-37	9,048,155	8,519,815
Series 2013-2, Class 5A1 (P)(S)	0.296	07-25-36	5,414,397	5,090,400

Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class AJ	5.377	12-10-46	2,075,000	2,092,600
Series 2007-C9, Class A4 (P)	5.796	12-10-49	2,475,000	2,751,779
Series 2013-THL, Class A2 (P)(S)	1.204	06-08-30	5,175,000	5,192,295
Series 2014-KYO, Class B (P)(S)	1.453	06-11-27	6,025,000	6,025,669

Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (P)	0.405	02-25-36	2,350,725	2,029,809
Series 2004-25, Class 1A1 (P)	0.485	02-25-35	3,467,449	3,263,615
Series 2004-25, Class 2A1 (P)	0.495	02-25-35	4,933,286	4,475,531

Credit Suisse Commercial Mortgage Trust
Series 2007-C1, Class AMF (P)	0.344	02-15-40	2,300,000	1,971,215

Credit Suisse Mortgage Capital Certificates
Series 2010-16, Class A3 (P)(S)	3.657	06-25-50	2,450,000	2,500,276
Series 2010-20R, Class 5A6 (P)(S)	3.500	09-27-35	2,103,751	2,121,681
Series 2010-RR5, Class 1A (P)(S)	5.467	12-16-43	2,872,203	3,070,009

Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-OA2, Class A1 (P)	0.888	04-25-47	2,394,903	2,135,835

First Horizon Alternative Mortgage Securities
Series 2005-AA12, Class 1A1 (P)	2.221	02-25-36	2,488,135	1,979,110

FREMF Mortgage Trust
Series 2011-K701, Class C (P)(S)	4.286	07-25-48	6,125,000	6,371,764

GS Mortgage Securities Corp. II
Series 2007, Class G10 (P)	5.803	08-10-45	3,325,000	3,484,617

HarborView Mortgage Loan Trust
Series 2007-3, Class 2A1A (P)	0.356	05-19-47	3,605,072	3,118,590

Hilton USA Trust
Series 2013-HLF, Class BFL (P)(S)	1.656	11-05-30	5,075,000	5,087,825
Series 2013-HLT, Class BFX (S)	3.367	11-05-30	4,825,000	4,903,170

IndyMac INDA Mortgage Loan Trust
Series 2005-AR2, Class 1A1 (P)	2.621	01-25-36	1,366,194	1,293,534

IndyMac INDX Mortgage Loan Trust
Series 2005-16IP, Class A1 (P)	0.795	07-25-45	2,812,783	2,646,610

Jefferies & Company, Inc.
Series 2009-R2, Class 4A (P)(S)	2.549	05-26-37	1,178,873	1,187,345
Series 2009-R9, Class 1A1 (P)(S)	2.314	08-26-46	1,027,074	1,038,332

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AJ	5.411	05-15-47	2,800,000	2,430,742
Series 2010-C1, Class A1 (S)	3.853	06-15-43	1,839,162	1,873,383
Series 2014-INN, Class A (P)(S)	1.072	06-15-29	4,000,000	4,005,516

JPMorgan Resecuritization Trust
Series 2009-12, Class 1A1 (P)(S)	5.750	07-26-37	235,667	242,333
Series 2011-2, Class 1A3 (P)(S)	0.805	08-26-37	1,544,925	1,547,668

LB–UBS Commercial Mortgage Trust
Series 2006-C6, Class A4	5.372	09-15-39	526,000	566,619

Lehman XS Trust
Series 2007-4N, Class 3A2A (P)	0.873	03-25-47	746,066	649,400

Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A (P)	0.272	12-12-49	471,336	471,264
Series 2007-8, Class AMA (P)	5.883	08-12-49	3,800,000	3,959,524

32	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Commercial & Residential (continued)

Morgan Stanley Re-REMIC Trust
Series 2011-KEYA, Class 1A (S)	4.250	12-19-40	1,184,149	$1,185,610

Nomura Resecuritization Trust
Series 2011-1RA, Class 1A5 (P)(S)	2.556	03-26-36	2,449,018	2,451,369

OBP Depositor LLC Trust
Series 2010-OBP, Class A (S)	4.646	07-15-45	2,500,000	2,765,755

RBS Commercial Funding, Inc. Trust
Series 2013-GSP, Class A (P)(S)	3.834	01-13-32	4,250,000	4,416,689

RBSSP Resecuritization Trust
Series 2012-6, Class 10A1 (P)(S)	0.302	08-26-36	3,138,851	2,912,035
Series 2012-6, Class 4A1 (P)(S)	0.482	01-26-36	4,206,864	3,861,254
Series 2012-6, Class 6A1 (P)(S)	0.492	11-26-35	4,717,697	4,314,933
Series 2012-6, Class 8A1 (P)(S)	0.652	04-26-35	4,004,327	3,793,291
Series 2013-1, Class 4A1 (P)(S)	0.325	01-26-37	6,311,916	5,719,353

Structured Asset Mortgage Investments, Inc.
Series 2005-AR5, Class A3 (P)	0.406	07-19-35	2,196,740	2,127,110
Series 2005-AR6, Class 2A1 (P)	0.465	09-25-45	3,577,498	3,122,512

WaMu Mortgage Pass Through Certificates
Series 2005-11, Class A1 (P)	0.475	08-25-45	4,056,985	3,876,343
Series 2005-AR1, Class A1A (P)	0.475	01-25-45	1,652,352	1,585,266
Series 2005-AR6, Class 2A1A (P)	0.385	04-25-45	4,599,612	4,389,166
Series 2005-AR8, Class 1A (P)	0.425	07-25-45	4,124,117	3,899,431
Series 2005-AR9, Class A1A (P)	0.475	07-25-45	2,232,693	2,124,135

WaMu Mortgage Pass-Through Certificates
Series 2005-AR19, Class A1A1 (P)	0.425	12-25-45	4,212,657	4,032,624

Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR12, Class 2A6 (P)	2.618	06-25-35	1,185,359	1,195,897
Series 2005-AR4, Class 2A2 (P)	2.613	04-25-35	2,172,264	2,207,815

U.S. Government Agency 0.1%				1,676,367

Federal Home Loan Mortgage Corp.
Series 3733, Class A	4.000	04-15-28	15,360	15,380
Series 3829, Class IO	4.500	08-15-39	5,644,798	686,780

Government National Mortgage Association
Series 2014-80, Class XA	3.000	06-20-40	949,256	974,207

Asset Backed Securities 4.5%			$67,759,583

(Cost $67,026,271)

Bayview Opportunity Master Fund Trust IIB LP
Series 2014-18NP, Class A (S)	3.228	07-28-34	5,480,461	5,494,031

Brazil Loan Trust 1
Senior Secured Pass-Through Notes (S)	5.477	07-24-23	1,093,953	1,129,506

Cabela’s Master Credit Card Trust
Series 2010-2A, Class A1 (S)	2.290	09-17-18	3,000,000	3,054,675

Carrington Mortgage Loan Trust
Series 2006-FRE1, Class A2 (P)	0.265	07-25-36	4,010,374	3,927,415

Colony American Homes
Series 2014-2A, Class A (P)(S)	1.104	07-17-31	3,600,712	3,600,853

Ellington Loan Acquisition Trust
Series 2007-1, Class A2B (P)(S)	1.055	05-28-37	2,091,703	2,052,329

First Franklin Mortgage Loan Trust
Series 2006-FF2, Class A4 (P)	0.352	02-25-36	2,228,863	2,128,163

GMAT Trust
Series 2014-1A, Class A (S)	3.721	02-25-44	3,681,136	3,690,232

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	33

		Maturity
	Rate (%)	date	Par value^	Value
GSAMP Trust
Series 2006-NC1, Class A2 (P)	0.335	02-25-36	2,453,424	$2,386,291

Invitation Homes Trust
Series 2013-SFR1, Class A (P)(S)	1.400	12-17-30	4,009,384	4,027,603
Series 2014-SFR1, Class A (P)(S)	1.152	06-17-31	3,200,000	3,204,819

Long Beach Mortgage Loan Trust
Series 2005-WL2, Class M1 (P)	0.625	08-25-35	2,500,476	2,478,480

Morgan Stanley ABS Capital I
Series 2004-WMC3, Class M2 (P)	0.062	01-25-35	3,298,872	2,940,572

Oak Hill Advisors Residential Loan Trust
Series 2014-NPL1, Class A (S)	2.883	05-25-54	3,443,307	3,443,066

RAAC Series Trust
Series 2006-SP2, Class A3 (P)	0.425	02-25-36	2,794,603	2,696,616

SLC Student Loan Trust
Series 2010-B, Class A1 (P)(S)	4.000	07-15-42	1,273,635	1,346,253

SLM Student Loan Trust
Series 2011-1, Class A1 (P)	0.675	03-25-26	3,030,800	3,050,270
Series 2012-C, Class A1 (P)(S)	1.252	08-15-23	885,812	892,210

Soundview Home Equity Loan Trust
Series 2005-OPT3, Class A4 (P)	0.455	11-25-35	837,715	829,241

Structured Asset Securities Corp.
Series 2007-BC3, Class 2A1 (P)	0.215	05-25-47	954,283	949,527
Series 2008-BC4, Class A3 (P)	0.402	11-25-37	2,283,531	2,232,022

TAL Advantage V LLC
Series 2013-2A, Class A (S)	3.550	11-20-38	4,666,667	4,731,963

US Residential Opportunity Fund Trust
Series 2014-1, Class A (S)	3.466	03-25-34	1,107,394	1,125,456

Vericrest Opportunity Loan Transferee
Series 2013-NPL5, Class A1 (S)	3.625	04-25-55	4,390,721	4,412,775
Series 2014-NPL2, Class A1 (S)	3.625	11-25-53	1,917,340	1,935,215

			Shares	Value
Common Stocks 0.2%			$2,955,463

(Cost $3,771,379)

Energy 0.0%				469,746

Energy Equipment & Services 0.0%

Subsea 7 SA			28,612	469,746

Industrials 0.0%				4

Air Freight & Logistics 0.0%

General Maritime Corp. (I)			417	4

Information Technology 0.2%				2,170,501

Communications Equipment 0.2%

Comtech Telecommunications Corp.			64,216	2,170,501

Utilities 0.0%				315,212

Electric Utilities 0.0%

EME Reorganization Trust			1,327,835	180,054

Independent Power and Renewable Electricity Producers 0.0%

NRG Energy, Inc.			4,366	135,158

34	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Shares	Value
Preferred Securities 0.1%			$1,789,766

(Cost $1,771,104)

Energy 0.1%			1,789,766

Oil, Gas & Consumable Fuels 0.1%

SandRidge Energy, Inc., 8.500%		17,230	1,789,766

	Yield (%)	Shares	Value
Short-Term Investments 5.6%		$83,967,119

(Cost $83,967,119)

Money Market Funds 5.6%			83,967,119

State Street Institutional Liquid Reserves Fund	0.0682 (Y)	83,967,119	83,967,119

Total investments (Cost $1,471,114,477)† 99.6%		$1,498,288,204

Other assets and liabilities, net 0.4%			$6,437,913

Total net assets 100.0%		$1,504,726,117

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

^ All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble

Notes to Portfolio of Investments

CMT Constant Maturity Treasury

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). The coupon rate shown represents the rate at period end.

LIBOR London Interbank Offered Rate

PIK Paid-in-kind

TBA To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.

(C) Security purchased on a when-issued or delayed delivery basis.

(H) Non-income producing — Bond is in default.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $325,558,262 or 21.6% of the fund’s net assets as of 7-31-14.

(Y) The rate shown is the annualized seven-day yield as of 7-31-14.

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	35

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $1,475,166,945. Net unrealized appreciation aggregated $23,121,259, of which $32,860,480 related to appreciated investment securities and $9,739,221 related to depreciated investment securities.

The fund had the following country concentration as a percentage of net assets on 7-31-14:

United States	75.7%
United Kingdom	2.0%
Luxembourg	1.8%
Canada	1.3%
Venezuela	1.3%
Mexico	1.1%
Russia	1.1%
Cayman Islands	1.1%
Brazil	1.0%
Indonesia	1.0%
Other Countries	12.6%

Total	100.0%

36	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments, at value (Cost $1,471,114,477)	$1,498,288,204
Cash held at broker for futures contracts	4,850,100
Cash collateral for swap contracts	285,000
Receivable for investments sold	8,881,328
Receivable for delayed delivery securities sold	671,463
Receivable for fund shares sold	541,136
Receivable for forward foreign currency exchange contracts	655,780
Dividends and interest receivable	12,077,000
Receivable for futures variation margin	185,016
Receivable for exchange cleared swaps	4,651,887
Other receivables and prepaid expenses	51,737

Total assets	1,531,138,651

Liabilities

Due to custodian	1,653,410
Foreign currency overdraft, at value (cost $16,383)	16,383
Payable for investments purchased	14,446,360
Payable for delayed delivery securities purchased	9,125,594
Payable for forward foreign currency exchange contracts	217,561
Payable for fund shares repurchased	159,863
Swap contracts, at value	503,906
Distributions payable	697
Payable to affiliates
Accounting and legal services fees	31,623
Transfer agent fees	3,762
Investment management fees	4,806
Other liabilities and accrued expenses	248,569

Total liabilities	26,412,534

Net assets	$1,504,726,117

Net assets consist of

Paid-in capital	$1,493,026,480
Undistributed net investment income	(3,255,766)
Accumulated net realized gain (loss) on investments, futures contracts,
foreign currency transactions and swap agreements	(16,004,830)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and
swap agreements	30,960,233

Net assets	$1,504,726,117

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	37

F I N A N C I A L   S T A T E ME N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($18,287,315 ÷ 1,784,268 shares)[1]	$10.25
Class C ($732,077 ÷ 71,422 shares)[1]	$10.25
Class I ($17,147,960 ÷ 1,674,984 shares)	$10.24
Class NAV ($1,468,558,765 ÷ 143,226,830 shares)	$10.25

Maximum offering price per share

Class A (net asset value per share ÷ 97.5%)[2]	$10.51

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

38	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$54,430,909
Dividends	269,058
Less foreign taxes withheld	(44,309)

Total investment income	54,655,658

Expenses

Investment management fees	8,787,364
Distribution and service fees	29,090
Accounting and legal services fees	157,662
Transfer agent fees	18,098
Trustees’ fees	15,727
State registration fees	48,688
Printing and postage	7,103
Professional fees	119,419
Custodian fees	302,051
Registration and filing fees	93,446
Expense recapture	1,040
Other	19,631

Total expenses	9,599,319
Less expense reductions	(130,239)

Net expenses	9,469,080

Net investment income	45,186,578

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(399,980)
Futures contracts	(4,012,729)
Swap contracts	(2,702,982)

(7,115,691)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in
foreign currencies	22,150,612
Futures contracts	(8,658,111)
Swap contracts	2,001,349

15,493,850

Net realized and unrealized gain	8,378,159

Increase in net assets from operations	$53,564,737

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	39

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-14	7-31-13

Increase (decrease) in net assets

From operations
Net investment income	$45,186,578	$42,572,787
Net realized gain (loss)	(7,115,691)	9,672,379
Change in net unrealized appreciation (depreciation)	15,493,850	(9,637,854)

Increase in net assets resulting from operations	53,564,737	42,607,312

Distributions to shareholders
From net investment income
Class A	(285,864)	(7,298)
Class C	(595)	—
Class I	(148,463)	(7,645)
Class NAV	(44,864,530)	(40,597,558)
From net realized gain
Class A	(82,888)	—
Class I	(2,590)	—
Class NAV	(14,630,523)	—

Total distributions	(60,015,453)	(40,612,501)

From fund share transactions	353,072,157	86,514,756

Total increase	346,621,441	88,509,567

Net assets

Beginning of year	1,158,104,676	1,069,595,109

End of year	$1,504,726,117	$1,158,104,676

Accumulated distributions in excess of net
investment income	($3,255,766)	($941,946)

40	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.32	$10.30	$10.41	$10.25	$10.00
Net investment income[2]	0.30	0.36	0.38	0.39	0.25
Net realized and unrealized gain (loss) on investments	0.08	(0.01)	(0.05)	0.26	0.25
Total from investment operations	0.38	0.35	0.33	0.65	0.50
Less distributions
From net investment income	(0.32)	(0.33)	(0.39)	(0.46)	(0.25)
From net realized gain	(0.13)	—	(0.05)	(0.03)	—
Total distributions	(0.45)	(0.33)	(0.44)	(0.49)	(0.25)
Net asset value, end of period	$10.25	$10.32	$10.30	$10.41	$10.25
Total return (%)[3,4]	3.76	3.41	3.27	6.37	5.06[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$18	$2	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	4.65	1.25	1.24	1.19[7]
Expenses including reductions	1.21	1.21	1.25	1.24	1.19[7]
Net investment income	2.93	3.58	3.81	3.75	3.26[7]
Portfolio turnover (%)	65	77	60	80	68

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	41

CLASS C SHARES Period ended	7-31-14[1]

Per share operating performance

Net asset value, beginning of period	$10.29
Net investment income[2]	—[3]
Net realized and unrealized gain on investments	(0.02)
Total from investment operations	(0.02)
Less distributions
From net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$10.25
Total return (%)[4,5]	(0.18)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	7.95[7]
Expenses including reductions	2.00[7]
Net investment income	(0.52)[7]
Portfolio turnover (%)	65[8]

1 The inception date for Class C shares is 6-27-14.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6 Not annualized.
7 Annualized.
8 The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

CLASS I SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.32	$10.30	$10.41	$10.24	$10.00
Net investment income[2]	0.32	0.38	0.42	0.42	0.26
Net realized and unrealized gain (loss) on investments	0.08	—[3]	(0.06)	0.26	0.25
Total from investment operations	0.40	0.38	0.36	0.68	0.51
Less distributions
From net investment income	(0.35)	(0.36)	(0.42)	(0.48)	(0.27)
From net realized gain	(0.13)	—	(0.05)	(0.03)	—
Total distributions	(0.48)	(0.36)	(0.47)	(0.51)	(0.27)
Net asset value, end of period	$10.24	$10.32	$10.30	$10.41	$10.24
Total return (%)[4]	3.98	3.73	3.64	6.70	5.18[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$17	$1	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	4.14	0.88[8]	0.95[8]	1.20[7]
Expenses including reductions	0.90	0.90	0.88	0.95	0.95[7]
Net investment income	3.23	3.76	4.16	4.01	3.48[7]
Portfolio turnover (%)	65	77	60	80	68

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Less than $500,000.
7 Annualized.
8 Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

42	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

CLASS NAV SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.32	$10.30	$10.41	$10.24	$10.00
Net investment income[2]	0.37	0.40	0.43	0.44	0.29
Net realized and unrealized gain (loss) on investments	0.06	—[3]	(0.05)	0.26	0.24
Total from investment operations	0.43	0.40	0.38	0.70	0.53
Less distributions
From net investment income	(0.37)	(0.38)	(0.44)	(0.50)	(0.29)
From net realized gain	(0.13)	—	(0.05)	(0.03)	—
Total distributions	(0.50)	(0.38)	(0.49)	(0.53)	(0.29)
Net asset value, end of period	$10.25	$10.32	$10.30	$10.41	$10.24
Total return (%)[4]	4.26	3.88	3.78	6.92	5.32[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,469	$1,155	$1,070	$1,023	$684
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.75	0.75	0.77	0.78[6]
Expenses including reductions	0.75	0.74	0.75	0.77	0.77[6]
Net investment income	3.59	3.79	4.29	4.21	3.90[6]
Portfolio turnover (%)	65	77	60	80	68

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Annualized.

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	43

Notes to financial statements

Note 1 — Organization

John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum total return, which consists of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation

44	Short Duration Credit Opportunities Fund | Annual report

procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$641,289,559	—	$641,289,559	—
U.S. Government &
Agency Obligations	14,289,515	—	14,289,515	—
Foreign Government
Obligations	165,311,207	—	165,311,207	—
Capital Preferred
Securities	3,976,970	—	3,976,970	—
Convertible Bonds	26,953,892	—	26,953,892	—
Term Loans	285,857,258	—	285,857,258	—
Collateralized Mortgage
Obligations	204,137,872	—	204,137,872	—
Asset Backed Securities	67,759,583	—	67,759,583	—
Common Stocks	2,955,463	$2,955,459	—	$4
Preferred Securities	1,789,766	—	1,789,766	—
Short-Term Investments	83,967,119	83,967,119	—	—

Total Investments in
Securities	$1,498,288,204	$86,922,578	$1,411,365,622	$4
Other Financial
Instruments:
Futures	$1,167,963	$1,167,963	—	—
Forward Foreign
Currency Contracts	$438,219	—	$438,219	—
Credit Default Swaps	($8,486,788)	—	($8,486,788)	—

Annual report | Short Duration Credit Opportunities Fund	45

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities purchased are included in the Fund’s investments. At the time a fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

At July 31, 2014, the fund had $9,421,194 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing

46	Short Duration Credit Opportunities Fund | Annual report

exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $901. For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of July 31, 2014, the fund has a short-term capital loss

Annual report | Short Duration Credit Opportunities Fund	47

carryforward of $7,705,378 and a long-term capital loss carryforward of $3,718,894 available to offset future net realized capital gains.

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	JULY 31, 2014	JULY 31, 2013

Ordinary Income	$45,301,141	$40,612,501
Long-term capital gains	14,714,312	—
Total	$60,015,453	$40,612,501

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2014, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, wash sale loss deferrals, characterization of distributions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market. Certain forwards and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA.

48	Short Duration Credit Opportunities Fund | Annual report

Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities as Cash collateral for swap contracts. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Futures and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and Receivable for exchange cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund’s investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records

Annual report | Short Duration Credit Opportunities Fund	49

a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2014, the fund used futures contracts to manage duration of the fund. During the year ended July 31, 2014, the fund held futures contracts with notional values ranging from $356.3 million to $476.7 million as measured at each quarter end. The following table summarizes the contracts held at July 31, 2014.

						UNREALIZED
OPEN	NUMBER OF					APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS	NOTIONAL VALUE	(DEPRECIATION)

U.S. Treasury	170	Long	Sep 2014	$37,350,174	$37,301,719	($48,455)
2-Year Note
Futures
U.S. Treasury Ultra	34	Long	Sep 2014	5,124,567	5,128,688	4,121
Bond Futures
U.S. Treasury	471	Short	Sep 2014	(56,319,517)	(55,971,727)	347,790
5-Year Note
Futures
U.S. Treasury	2,073	Short	Sep 2014	(259,019,353)	(258,315,234)	704,119
10-Year Note
Futures
U.S. Treasury Long	873	Short	Sep 2014	(120,116,044)	(119,955,656)	160,388
Bond Futures
						$1,167,963

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to gain exposure to foreign currency. During the year ended July 31, 2014, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $66.1 million to $101.0 million as measured at each quarter end. The following table summarizes the contracts held at July 31, 2014

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

COP	1,335,192,650	USD	695,000	Citibank N.A.	8-29-14	$14,535	—	$14,535
EUR	517,519	USD	704,179	Citibank N.A.	8-29-14	—	($11,145)	(11,145)
NGN	99,666,640	USD	599,066	Citibank N.A.	8-27-14	14,065	—	14,065
PHP	41,047,850	USD	936,774	Citibank N.A.	8-26-14	6,949	—	6,949

50	Short Duration Credit Opportunities Fund | Annual report

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	703,103	COP	1,335,192,650	Citibank N.A.	8-29-14	—	($6,432)	($6,432)
USD	25,167,830	EUR	18,450,000	Citibank N.A.	8-20-14	$461,211	—	461,211
USD	6,833,547	EUR	4,995,045	Citibank N.A.	8-29-14	144,448	—	144,448
USD	27,675,450	GBP	16,500,000	Citibank N.A.	8-15-14	—	(179,031)	(179,031)
USD	1,237,331	GBP	724,400	Citibank N.A.	8-29-14	14,572	—	14,572
USD	596,806	NGN	99,666,640	Citibank N.A.	8-27-14	—	(16,325)	(16,325)
USD	939,095	PHP	41,047,850	Citibank N.A.	8-26-14	—	(4,628)	(4,628)
						$655,780	($217,561)	$438,219

Currency Abbreviation
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
NGN	Nirgerian Naira
PHP	Philippine Peso
USD	U.S. Dollar

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended July 31, 2014, the fund used CDS as a Buyer of protection to manage against potential credit events. During the year ended July 31, 2014, the fund held CDS contracts with total USD notional amounts ranging from $112.6 million to $223.5 million as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2014 as a Buyer of protection.

Annual report | Short Duration Credit Opportunities Fund	51

				UNAMORTIZED	UNREALIZED
REFERENCE	USD NOTIONAL	(PAY)/RECEIVED	MATURITY	UPFRONT	APPRECIATION	MARKET
OBLIGATION	AMOUNT	FIXED RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Exchange Cleared Swaps

CDX.NA.HY.22	$74,002,500	(5.000)%	Jun 2019	($6,206,214)	$887,970	($5,318,244)
CDX.	149,500,000	(1.000)%	Jun 2019	(2,241,139)	(423,499)	(2,664,638)
NA.IG.22-V1
	$223,502,500			($8,447,353)	$464,471	($7,982,882)

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended July 31, 2014 to take a long exposure to the benchmark credit. During the year ended July 31, 2014, the fund acted as Seller on CDS contracts with total USD notional amounts ranging from $7.5 million to $13.8 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2014 where the fund acted as a Seller of protection.

		IMPLIED
		CREDIT
		SPREAD
		AND/OR					UNAMORTIZED
		CREDIT		USD	(PAY)/		UPFRONT	UNREALIZED
	REFERENCE	RATING AT		NOTIONAL	RECEIVED	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
COUNTERPARTY	OBLIGATION	7-31-14	CURRENCY	AMOUNT	FIXED RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Citibank N.A.	CMBX NA AM 4	2.20%	USD	$3,000,000	0.500%	Feb 2051	($497,135)	$349,300	($147,835)
Citibank N.A.	CMBX.NA.AAA.4	0.51%	USD	4,000,000	0.350%	Feb 2051	(740,269)	719,290	(20,979)
Citibank N.A.	CMBX.NA.AM.4	2.20%	USD	1,650,000	0.500%	Feb 2051	(324,447)	243,138	(81,309)
Citibank N.A.	CMBX.NA.AM.4	2.20%	USD	4,000,000	0.500%	Feb 2051	(385,942)	188,829	(197,113)
Citigroup	CMBX.NA.AM.4	2.20%	USD	1,150,000	0.500%	Feb 2051	(276,657)	219,987	(56,670)
				$13,800,000			($2,224,450)	$1,720,544	($503,906)

52	Short Duration Credit Opportunities Fund | Annual report

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Receivable/Payable for	Futures†	$1,216,418	($48,455)
	futures

Foreign currency	Receivable/Payable for	Foreign forward	655,780	(217,561)
contracts	foreign currency	currency
	exchange contracts	contracts
Credit contracts	Swap contracts, at value	Credit default	—	(8,486,788)
		swaps^
Total			$1,872,198	($8,752,804)

† Reflects cumulative appreciation/depreciation on futures as disclosed above. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts. Receivable for exchange cleared swaps, which represents margin, and swap appreciation/depreciation on OTC swaps, are shown separately on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

		INVESTMENTS
		IN UNAFFILIATED
		ISSUERS AND
	FUTURES	FOREIGN CURRENCY
RISK	CONTRACTS	TRANSACTIONS*	SWAP CONTRACTS	TOTAL

Interest rate	($4,012,729)	—	—	($4,012,729)
contracts
Foreign currency	—	($2,513,217)	—	(2,513,217)
contracts
Credit contracts	—	—	($2,702,982)	(2,702,982)

Total	($4,012,729)	($2,513,217)	($2,702,982)	($9,228,928)

* Realized gain/loss associated with foreign currency contracts is included in this caption on the Statement of operations.

Annual report | Short Duration Credit Opportunities Fund	53

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

		INVESTMENTS
		IN UNAFFILIATED
		ISSUERS AND
		TRANSLATION OF
		ASSETS AND
		LIABILITIES:
		FOREIGN
RISK	FUTURES CONTRACTS	CURRENCIES*	SWAP CONTRACTS	TOTAL

Interest rate	($8,658,111)	—	—	($8,658,111)
contracts
Foreign currency	—	($429,411)	—	(429,411)
contracts
Credit contracts	—	—	$2,001,349	2,001,349
Total	($8,658,111)	($429,411)	$2,001,349	($7,086,173)

* Change unrealized appreciation/depreciation associated with foreign currency contracts is included in this caption on the Statement of operatons.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.740% of the first $250 million of the fund’s average daily net assets, b) 0.700% of the next $500 million of the fund’s average daily net assets and c) 0.675% of the fund’s average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios

54	Short Duration Credit Opportunities Fund | Annual report

that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive fees and/or reimburse operating expenses for Class A, Class C and Class I shares excluding certain expenses such as taxes, brokerage commissions, interest expense, short dividend expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fee waivers and/or expense reimbursements are such that these expenses will not exceed 1.21%, 2.00% and 0.90% for Class A, Class C and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until November 30, 2014 for Class A and Class I shares, and until November 30, 2015 for Class C shares, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $25,433, $1,456, $25,372 and $77,978 for Class A, Class C, Class I and Class NAV shares for the year ended July 31, 2014.

The investment management fees incurred for the year ended July 31, 2014 were equivalent to a net annual effective rate of 0.69% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2014, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNT
AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	RECOVERED DURING
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	THE PERIOD ENDED
JULY 1, 2015	JULY 1, 2016	JANUARY 1, 2017	JULY 31, 2014

—	$14,081	$51,344	$1,040

Amounts recovered by class

CLASS	AMOUNT

Class I	$1,040

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% and 1.00% for Class A and Class C shares, respectively, for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for the fund’s Class A and Class C shares, respectively.

Annual report | Short Duration Credit Opportunities Fund	55

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $100,957 for the year ended July 31, 2014. Of this amount, $18,384 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $82,402 was paid as sales commissions to broker-dealers and $171 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor. The up-front sales charge for Class A shares is 2.50%.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that were acquired through purchases of $1 million or more through February 2, 2014 and are redeemed within one year of purchase are subject to a 1% sales charge. Effective February 3, 2014, certain Class A shares that are acquired through purchase of $250,000 or more and are redeemed within one year of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, there were no CDSCs received by the Distributor for Class A or Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$28,845	$12,885	$24,050	$4,646
Class C	245	33	1,467	7
Class I	—	5,180	23,171	2,450
Total	$29,090	$18,098	$48,688	$7,103

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

56	Short Duration Credit Opportunities Fund | Annual report

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2014 and 2013 were as follows:

		Year ended 7-31-14		Year ended 7-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,924,136	$29,912,719	173,587	$1,794,593
Distributions reinvested	35,534	362,781	578	5,950
Repurchased	(1,346,429)	(13,802,271)	(5,638)	(57,963)

Net increase	1,613,241	$16,473,229	168,527	$1,742,580

Class C shares[1]

Sold	71,399	$734,012	—	—
Distributions reinvested	38	390	—	—
Repurchased	(15)	(152)	—	—

Net increase	71,422	$734,250	—	—

Class I shares

Sold	1,822,681	$18,618,876	119,339	$1,244,362
Distributions reinvested	14,610	149,471	654	6,741
Repurchased	(281,852)	(2,890,625)	(2,948)	(30,230)

Net increase	1,555,439	$15,877,722	117,045	$1,220,873

Class NAV shares

Sold	29,499,006	$301,772,650	14,011,129	$146,281,398
Distributions reinvested	5,829,733	59,495,053	3,895,386	40,597,558
Repurchased	(4,020,768)	(41,280,747)	(9,840,661)	(103,327,653)

Net increase	31,307,971	$319,986,956	8,065,854	$83,551,303

Total net increase	34,548,073	$353,072,157	8,351,426	$86,514,756

1 The inception date for Class C shares is 6-27-14.

Affiliates of the fund owned 14% and 100% of shares of beneficial interest of Class C and Class NAV, respectively, on July 31, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $1,086,104,084 and $797,000,386, respectively, for the year ended July 31, 2014. Purchases and sales of U.S. Treasury obligations aggregated $1,502,994 and $0, respectively, for the year ended July 31, 2014.

Annual report | Short Duration Credit Opportunities Fund	57

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2014, funds within the John Hancock group of funds complex held 97.6% of the fund’s net assets. The following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

John Hancock Lifestyle Balanced Portfolio	36.3%
John Hancock Lifestyle Growth Portfolio	15.2%
John Hancock Lifestyle Moderate Portfolio	13.4%
John Hancock Alternative Asset Allocation Fund	11.7%
John Hancock Lifestyle Conservative Portfolio	11.5%

58	Short Duration Credit Opportunities Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Short Duration Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Short Duration Credit Opportunities Fund (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

Annual report | Short Duration Credit Opportunities Fund	59

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $14,714,312 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

60	Short Duration Credit Opportunities Fund | Annual report

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor), for John Hancock Short Duration Credit Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23–25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27–29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23–25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee

Annual report | Short Duration Credit Opportunities Fund	61

may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

62	Short Duration Credit Opportunities Fund | Annual report

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one- and three-year periods ended December 31, 2013. The Board also noted that the fund had outperformed its peer group average for the one- and three-year periods ended December 31, 2013.

The Board noted the fund’s favorable performance relative to the benchmark index and peer group for the one- and three-year periods.

The Board concluded that the fund’s performance has generally outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are equal to the peer group median. The Board took into account management’s discussion of the fund’s expenses.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses, as well as actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

Annual report | Short Duration Credit Opportunities Fund	63

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

64	Short Duration Credit Opportunities Fund | Annual report

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Annual report | Short Duration Credit Opportunities Fund	65

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

66	Short Duration Credit Opportunities Fund | Annual report

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Short Duration Credit Opportunities Fund	67

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

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Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Short Duration Credit Opportunities Fund	69

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

70	Short Duration Credit Opportunities Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

Annual report | Short Duration Credit Opportunities Fund	71

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	Stone Harbor Investment Partners LP
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Andrew G. Arnott	Legal counsel
President	K&L Gates LLP

John J. Danello	Independent registered
Senior Vice President, Secretary,	public accounting firm
and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

72	Short Duration Credit Opportunities Fund | Annual report

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	350A 7/14
MF195347	9/14

John Hancock Global Income Fund

(formerly John Hancock Global High Yield Fund)

Annual report 7/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended July 31, 2014

									SEC 30-day	SEC 30-day
	Average annual total returns (%)				Cumulative total returns (%)				yield (%)	yield (%)
	with maximum sales charge				with maximum sales charge				subsidized	unsubsidized[1]

	1-year	5-year	10-year	Since inception[2]	1-year	5-year	10-year	Since inception[2]	as of 7-31-14	as of 7-31-14
Class A	2.67	—	—	6.81	2.67	—	—	36.72	3.90	3.31

Class I3	7.17	—	—	8.04	7.17	—	—	44.36	4.36	–26.33

Class NAV[3]	7.43	—	—	8.17	7.43	—	—	45.24	4.46	4.45

Index 1†	9.53	—	—	10.43	9.53	—	—	60.14	—	—

Index 2†	9.53	—	—	9.71	9.53	—	—	55.24	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4%. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross (%)	7.87	16.19	0.87
Net (%)	1.35	1.04	0.87

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index; Index 2 is 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

See the following page for footnotes.

6	Global Income Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index 1	Index 2

Class I3	11-2-09	$14,436	$14,436	$16,014	$15,524

Class NAV[3]	11-2-09	14,524	14,524	16,014	15,524

The values shown in the chart for “Class A with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

BofA Merrill Lynch Global High Yield and Emerging Markets Plus Index — Index 1 — tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

JPMorgan EMBI Global Diversified Index is a uniquely weighted index that tracks total returns for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

Blended Index — Index 2 — is 50% BofA Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.

2 From 11-2-09.

3 For certain types of investors as described in the fund’s prospectuses.

Annual report | Global Income Fund	7

Management’s discussion of

Fund performance

From Stone Harbor Investment Partners LP

High-yield and emerging-market bonds performed very well during the past 12 months, providing a favorable backdrop for fund performance. For the twelve-month period ended July 31, 2014, John Hancock Global Income Fund’s Class A shares produced a total return of 6.95%, excluding sales charges. For the same twelve-month period, the fund’s benchmark – the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index – gained 9.53%.

While the fund finished the twelve-month period with a strong absolute return, its positioning in the emerging markets weighed on relative performance. Two factors stood out as being causes for this shortfall. First, we used the volatility of mid–2013 to boost the fund’s weighting in emerging-market debt denominated in local currencies. Local-currency debt remained under pressure through the end of January, so this above-average allocation was a headwind to performance in the first six months of the reporting period. The second factor weighing on performance in the emerging markets was the fund’s positioning within Argentina. Several elements of the fund’s positioning in the emerging markets aided returns, including its allocation to emerging market corporate bonds, its underweight positions in several underperforming Asian countries, and our decision to favor shorter-term bonds in Mexico and Venezuela. The fund held 4.2% in Russian securities as of July 31, 2014, compared with 2.1% one year ago. This shift reflected our view that the attractive yields in the Russian market, combined with the country’s conservative fiscal and monetary policies, made it a compelling contrarian opportunity.

The fund’s high-yield portfolio performed in line with the broader market. Individual security selection was the most important factor in the fund’s results within high yield, with holdings in the telecommunications services, gaming, and cable/media industries adding the most to relative performance. The positive impact of issue selection was offset to some extent by industry allocation, particularly the fund’s underweight in the banking industry.

This commentary reflects the views of the portfolio management team through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Global Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,066.00	$6.92	1.35%

Class I	1,000.00	1,067.70	5.33	1.04%

Class NAV	1,000.00	1,068.30	4.72	0.92%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Global Income Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,018.10	$6.76	1.35%

Class I	1,000.00	1,019.60	5.21	1.04%

Class NAV	1,000.00	1,020.20	4.61	0.92%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Global Income Fund | Annual report

Portfolio summary

Top 10 Issuers (28.3% of Net Assets on 7-31-14)[1,2]

Government of Russia	4.2%	Republic of Turkey	2.5%

Republic of Indonesia	3.4%	Republic of Argentina	2.4%

Government of Mexico	3.2%	Republic of Colombia	2.3%

Federative Republic of Brazil	3.1%	Republic of Venezuela	2.3%

Petroleos de Venezuela SA	2.8%	KazMunayGas National Company	2.1%

Quality Composition[1,3]

AA	0.4%	B	30.1%

A	8.3%	CCC & Below	11.8%

BBB	27.1%	Not Rated	1.0%

BB	17.6%	Short-Term Investments & Other	3.7%

Country Composition[1,4]

United States	37.4%

Venezuela	5.1%

Russia	4.2%

Indonesia	4.0%

Mexico	3.4%

Brazil	3.1%

Luxembourg	3.0%

Colombia	2.8%

Turkey	2.6%

Argentina	2.4%

Other Countries	32.0%

1 As a percentage of net assets on 7-31-14.

2 Cash and cash equivalents are not included.

3 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 7-31-14 and do not reflect subsequent downgrades or upgrades, if any.

4 Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market’s perception of issuer creditworthiness. Illiquid securities may be difficult to sell at a price approximating their value. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risk. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | Global Income Fund	11

Fund’s investments

As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value
Corporate Bonds 49.1%			$290,324,587

(Cost $283,772,018)

Argentina 0.0%				201,760

YPF SA (S)	8.750	04-04-24	194,000	201,760

Austria 0.1%				297,160

ESAL GmbH (S)	6.250	02-05-23	304,000	297,160

Azerbaijan 0.4%				2,139,963

State Oil Company of the Azerbaijan Republic	4.750	03-13-23	1,631,000	1,626,923

State Oil Company of the Azerbaijan Republic	5.450	02-09-17	484,000	513,040

Brazil 0.0%				286,638

Samarco Mineracao SA (S)	4.125	11-01-22	303,000	286,638

Canada 1.5%				9,111,813

Bombardier, Inc. (S)	6.000	10-15-22	1,055,000	1,033,900

Bombardier, Inc. (S)	6.125	01-15-23	500,000	492,500

Cascades, Inc. (S)	5.500	07-15-22	845,000	834,438

Cascades, Inc.	7.875	01-15-20	600,000	635,250

MEG Energy Corp. (S)	6.500	03-15-21	750,000	770,625

MEG Energy Corp. (S)	7.000	03-31-24	500,000	528,750

Mercer International, Inc.	9.500	12-01-17	1,045,000	1,107,700

Norbord, Inc. (S)	5.375	12-01-20	1,340,000	1,329,950

Quebecor Media, Inc.	5.750	01-15-23	1,275,000	1,287,750

Trinidad Drilling, Ltd. (S)	7.875	01-15-19	1,039,000	1,090,950

Cayman Islands 0.6%				3,634,196

Grupo Aval, Ltd. (S)	4.750	09-26-22	200,000	199,500

Gruposura Finance (S)	5.700	05-18-21	200,000	216,000

Itau Unibanco Holding SA (S)	5.650	03-19-22	404,000	415,635

MAF Global Securities, Ltd. (7.125% to
10-29-18, then 5 year U.S. Swap Rate +
5.702%) (Q)	7.125	10-29-18	200,000	215,500

Odebrecht Drilling Norbe VIII/IX, Ltd.	6.350	06-30-21	175,000	185,010

Odebrecht Drilling Norbe VIII/IX, Ltd. (S)	6.350	06-30-21	140,875	148,933

Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-22	192,840	202,482

Offshore Group Investment, Ltd.	7.125	04-01-23	1,995,000	1,970,063

Schahin II Finance Company, SPV, Ltd. (S)	5.875	09-25-22	83,580	81,073

12	Global Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Chile 1.9%				$11,293,014

Banco del Estado de Chile (S)	3.875	02-08-22	164,000	164,986

Cencosud SA (S)	4.875	01-20-23	229,000	227,612

Cencosud SA (S)	5.500	01-20-21	150,000	157,984

Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22	2,844,000	2,731,992

Corporacion Nacional del Cobre de Chile	3.750	11-04-20	860,000	889,936

Corporacion Nacional del Cobre de Chile (S)	4.250	07-17-42	637,000	581,559

Corporacion Nacional del Cobre de Chile (S)	4.500	08-13-23	2,857,000	3,021,215

Corporacion Nacional del Cobre de Chile (S)	6.150	10-24-36	255,000	298,720

Corporacion Nacional del Cobre de Chile	6.150	10-24-36	2,361,000	2,765,798

Corporacion Nacional del Cobre de Chile	7.500	01-15-19	197,000	237,462

GeoPark Latin America, Ltd. Agencia en
Chile (S)	7.500	02-11-20	200,000	215,750

China 0.1%				400,000

Country Garden Holdings Company, Ltd.	11.125	02-23-18	175,000	190,750

Kaisa Group Holdings, Ltd. (S)	8.875	03-19-18	200,000	209,250

Colombia 0.2%				996,138

Bancolombia SA	5.125	09-11-22	435,000	435,653

Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	351,000	345,735

Transportadora de Gas Internacional SA ESP (S)	5.700	03-20-22	200,000	214,750

France 0.5%				2,860,375

Numericable Group SA (S)	6.000	05-15-22	880,000	880,000

Numericable Group SA (S)	6.250	05-15-24	630,000	633,150

SPCM SA (S)	6.000	01-15-22	1,265,000	1,347,225

Germany 0.3%				1,873,750

CeramTec Group GmbH	8.250	08-15-21	EUR 1,275,000	1,873,750

Hong Kong 0.1%				536,825

CITIC Pacific, Ltd.	6.375	04-10-20	290,000	324,075

CITIC Pacific, Ltd. (7.875% to 4-15-16, then
5 year CMT + 5.545%) (Q)	7.875	04-15-16	200,000	212,750

India 0.1%				716,745

Vedanta Resources PLC (S)	6.000	01-31-19	368,000	378,120

Vedanta Resources PLC	6.750	06-07-16	150,000	157,425

Vedanta Resources PLC (S)	8.250	06-07-21	160,000	181,200

Indonesia 0.2%				967,875

Adaro Indonesia PT	7.625	10-22-19	300,000	312,000

Perusahaan Gas Negara Persero Tbk PT (S)	5.125	05-16-24	70,000	70,875

Perusahaan Listrik Negara PT	5.250	10-24-42	650,000	585,000

Ireland 0.6%				3,598,689

Alfa Bank OJSC (S)	7.500	09-26-19	68,000	65,620

Ardagh Packaging Finance PLC (S)	4.250	01-15-22	EUR 425,000	557,145

Ardagh Packaging Finance PLC (S)	6.000	06-30-21	675,000	644,625

Grifols Worldwide Operations, Ltd. (S)	5.250	04-01-22	1,075,000	1,079,031

Ono Finance II PLC (S)	10.875	07-15-19	895,000	971,075

Vimpel Communications (S)	7.748	02-02-21	274,000	281,193

See notes to financial statements	Annual report | Global Income Fund	13

		Maturity
	Rate (%)	date	Par value^	Value
Kazakhstan 2.2%				$12,970,982

KazMunayGas National Company (S)	4.400	04-30-23	652,000	650,370

KazMunayGas National Company (S)	5.750	04-30-43	421,000	414,769

KazMunayGas National Company	6.375	04-09-21	2,369,000	2,680,405

KazMunayGas National Company (S)	6.375	04-09-21	433,000	489,918

KazMunayGas National Company	7.000	05-05-20	2,053,000	2,371,215

KazMunayGas National Company (S)	7.000	05-05-20	325,000	375,375

KazMunayGas National Company (S)	9.125	07-02-18	1,856,000	2,245,760

KazMunayGas National Company	11.750	01-23-15	3,079,000	3,226,607

Zhaikmunai LLP (S)	7.125	11-13-19	475,000	516,563

Luxembourg 3.0%				17,830,360

Altice SA (S)	7.750	05-15-22	1,265,000	1,293,463

APERAM (S)	7.375	04-01-16	900,000	920,250

APERAM (S)	7.750	04-01-18	550,000	578,875

ArcelorMittal	6.750	02-25-22	1,585,000	1,715,763

ArcelorMittal	7.500	10-15-39	1,045,000	1,089,413

Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	595,000	599,463

Cosan Luxembourg SA (S)	5.000	03-14-23	375,000	354,375

Far East Capital, Ltd. SA (S)	8.000	05-02-18	207,000	149,040

INEOS Group Holdings SA (S)	5.875	02-15-19	1,610,000	1,626,100

Mallinckrodt International Finance SA (S)	5.750	08-01-22	1,000,000	1,005,000

Matterhorn Mobile Holdings SA	8.250	02-15-20	EUR 800,000	1,162,296

Mobile Challenger Intermediate Group SA, PIK	8.750	03-15-19	EUR 850,000	1,160,957

Pacific Drilling SA (S)	5.375	06-01-20	1,500,000	1,428,750

Trinseo Materials Operating SCA	8.750	02-01-19	2,362,000	2,486,005

Wind Acquisition Finance SA (S)	4.000	07-15-20	EUR 340,000	455,846

Wind Acquisition Finance SA (S)	4.750	07-15-20	65,000	63,538

Wind Acquisition Finance SA (S)	6.500	04-30-20	1,055,000	1,120,938

Wind Acquisition Finance SA (S)	7.375	04-23-21	595,000	620,288

Mexico 0.2%				1,418,131

Cemex SAB de CV (S)	7.250	01-15-21	200,000	212,000

Cemex SAB de CV (S)	9.500	06-15-18	400,000	446,000

Comision Federal de Electricidad (S)	4.875	01-15-24	295,000	313,733

Metalsa SA de CV (S)	4.900	04-24-23	249,000	243,398

Mexico Generadora de Energia S de rl (S)	5.500	12-06-32	200,000	203,000

Morocco 0.2%				1,257,000

OCP SA (S)	5.625	04-25-24	1,200,000	1,257,000

Netherlands 0.7%				4,215,268

Bharti Airtel International Netherlands BV	4.000	12-10-18	EUR 120,000	172,909

Bharti Airtel International Netherlands BV (S)	5.125	03-11-23	296,000	306,020

Constellium NV (S)	5.750	05-15-24	865,000	890,950

Indosat Palapa Company BV	7.375	07-29-20	200,000	214,000

Intergas Finance BV	6.375	05-14-17	158,000	172,220

Listrindo Capital BV (S)	6.950	02-21-19	201,000	216,075

UPC Holding BV	6.375	09-15-22	EUR 1,200,000	1,735,409

VimpelCom Holdings BV (S)	5.200	02-13-19	300,000	288,000

VTR Finance BV (S)	6.875	01-15-24	212,000	219,685

14	Global Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Peru 0.2%				$1,014,250

Cementos Pacasmayo SAA (S)	4.500	02-08-23	325,000	307,125

Cia Minera Ares SAC (S)	7.750	01-23-21	450,000	487,125

Inkia Energy, Ltd. (S)	8.375	04-04-21	200,000	220,000

Russia 0.0%				202,650

EuroChem Mineral & Chemical Company
OJSC (S)	5.125	12-12-17	210,000	202,650

Singapore 0.1%				287,141

STATS ChipPAC, Ltd. (S)	4.500	03-20-18	83,000	84,141

TBG Global Pte, Ltd. (S)	4.625	04-03-18	200,000	203,000

South Africa 0.2%				1,099,725

Eskom Holdings SOC, Ltd. (S)	6.750	08-06-23	1,023,000	1,099,725

South Korea 0.2%				911,800

Magnachip Semiconductor Corp.	6.625	07-15-21	940,000	911,800

Thailand 0.1%				504,489

PTT Exploration & Production PCL (4.875% to
6-18-19, then 5 year CMT + 3.177%) (Q)(S)	4.875	06-18-19	499,000	504,489

Turkey 0.1%				611,320

Turk Telekomunikasyon AS (S)	4.875	06-19-24	620,000	611,320

United Kingdom 0.5%				3,213,313

Boparan Finance PLC (S)	5.500	07-15-21	GBP 450,000	708,134

Premier Foods PLC	6.500	03-15-21	GBP 700,000	1,149,310

R&R PLC, PIK	9.250	05-15-18	EUR 900,000	1,234,069

Tullow Oil PLC (S)	6.000	11-01-20	120,000	121,800

United States 30.6%				181,095,684

Access Midstream Partners LP	4.875	05-15-23	1,215,000	1,251,414

Access Midstream Partners LP	4.875	03-15-24	525,000	540,750

ACCO Brands Corp.	6.750	04-30-20	1,962,000	2,040,480

AES Corp.	4.875	05-15-23	1,300,000	1,225,250

Aircastle, Ltd.	6.750	04-15-17	725,000	789,344

Alcatel-Lucent USA, Inc. (S)	6.750	11-15-20	910,000	930,475

Allegiant Travel Company	5.500	07-15-19	525,000	530,906

AMC Entertainment, Inc.	5.875	02-15-22	1,385,000	1,405,775

American Builders & Contractors Supply
Company, Inc. (S)	5.625	04-15-21	950,000	952,375

Amkor Technology, Inc.	6.375	10-01-22	1,486,000	1,545,440

Arch Coal, Inc.	7.250	06-15-21	1,620,000	1,053,000

Artesyn Escrow, Inc. (S)	9.750	10-15-20	1,030,000	1,014,550

BBVA Bancomer SA/Texas (S)	6.750	09-30-22	205,000	232,675

Biomet, Inc.	6.500	08-01-20	1,010,000	1,089,437

BMC Software Finance, Inc. (S)	8.125	07-15-21	1,060,000	1,054,700

Bonanza Creek Energy, Inc.	5.750	02-01-23	450,000	441,000

Bonanza Creek Energy, Inc.	6.750	04-15-21	1,545,000	1,606,800

Cablevision Systems Corp.	5.875	09-15-22	2,255,000	2,221,175

Cablevision Systems Corp.	8.000	04-15-20	890,000	1,003,475

Calpine Corp.	5.375	01-15-23	220,000	215,050

Calpine Corp.	5.750	01-15-25	1,200,000	1,167,000

Calpine Corp. (S)	7.875	01-15-23	1,694,000	1,842,225

See notes to financial statements	Annual report | Global Income Fund	15

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Calumet Specialty Products Partners LP (S)	6.500	04-15-21	1,005,000	$1,025,100

Calumet Specialty Products Partners LP	9.625	08-01-20	1,015,000	1,157,100

CBS Outdoor Americas Capital LLC (S)	5.250	02-15-22	1,190,000	1,187,025

CCO Holdings LLC	6.625	01-31-22	1,630,000	1,711,500

Cemex Finance LLC (S)	9.375	10-12-22	325,000	370,500

CenturyLink, Inc.	5.800	03-15-22	530,000	543,250

CenturyLink, Inc.	6.750	12-01-23	515,000	558,775

CenturyLink, Inc.	7.650	03-15-42	735,000	735,000

Cequel Communications Holdings I LLC (S)	5.125	12-15-21	1,470,000	1,414,875

Chemtura Corp.	5.750	07-15-21	2,285,000	2,319,275

Chiquita Brands International, Inc.	7.875	02-01-21	2,067,000	2,211,690

Choice Hotels International, Inc.	5.750	07-01-22	630,000	680,400

Chrysler Group LLC	8.250	06-15-21	1,475,000	1,618,813

Cincinnati Bell, Inc.	8.375	10-15-20	850,000	922,250

Cincinnati Bell, Inc.	8.750	03-15-18	1,120,000	1,172,640

CIT Group, Inc.	5.000	08-15-22	830,000	856,975

CIT Group, Inc.	5.250	03-15-18	790,000	833,450

Clean Harbors, Inc.	5.250	08-01-20	1,115,000	1,123,363

Cleaver-Brooks, Inc. (S)	8.750	12-15-19	1,171,000	1,299,810

Cloud Peak Energy Resources LLC	6.375	03-15-24	860,000	887,950

Cloud Peak Energy Resources LLC	8.500	12-15-19	1,060,000	1,122,275

Community Health Systems, Inc. (S)	6.875	02-01-22	945,000	966,263

Community Health Systems, Inc.	8.000	11-15-19	1,160,000	1,244,332

CONSOL Energy, Inc.	8.250	04-01-20	1,850,000	1,970,250

CyrusOne LP	6.375	11-15-22	1,675,000	1,767,125

DaVita Healthcare Partners, Inc.	5.125	07-15-24	1,345,000	1,324,825

Denbury Resources, Inc.	5.500	05-01-22	1,485,000	1,459,013

DISH DBS Corp.	5.000	03-15-23	4,000,000	3,920,000

EP Energy LLC	9.375	05-01-20	1,150,000	1,273,625

Erickson, Inc.	8.250	05-01-20	1,264,000	1,270,320

First Data Corp. (S)	6.750	11-01-20	484,000	511,830

First Data Corp.	12.625	01-15-21	1,100,000	1,317,938

Frontier Communications Corp.	9.000	08-15-31	1,454,000	1,548,510

FTS International, Inc. (S)	6.250	05-01-22	1,225,000	1,246,438

Gannett Company, Inc. (S)	6.375	10-15-23	1,435,000	1,513,925

GenOn Energy, Inc.	9.500	10-15-18	3,395,000	3,547,775

Gray Television, Inc.	7.500	10-01-20	1,760,000	1,841,400

Griffon Corp.	5.250	03-01-22	2,155,000	2,109,206

Guitar Center, Inc. (S)	6.500	04-15-19	375,000	356,250

Guitar Center, Inc. (S)	9.625	04-15-20	695,000	641,138

Halcon Resources Corp.	9.750	07-15-20	1,410,000	1,501,650

HCA Holdings, Inc.	7.750	05-15-21	985,000	1,062,569

HCA, Inc.	5.875	03-15-22	1,070,000	1,136,206

HealthSouth Corp.	5.750	11-01-24	1,025,000	1,071,125

Hilton Worldwide Finance LLC (S)	5.625	10-15-21	1,440,000	1,508,400

HJ Heinz Company	4.250	10-15-20	1,055,000	1,048,406

Hologic, Inc.	6.250	08-01-20	860,000	896,550

Hornbeck Offshore Services, Inc.	5.000	03-01-21	765,000	749,700

16	Global Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Hot Topic, Inc. (S)	9.250	06-15-21	1,245,000	$1,369,500

IASIS Healthcare LLC	8.375	05-15-19	1,425,000	1,506,938

International Lease Finance Corp.	8.250	12-15-20	1,120,000	1,346,800

Isle of Capri Casinos, Inc.	5.875	03-15-21	1,910,000	1,957,750

Kinetic Concepts, Inc.	10.500	11-01-18	1,105,000	1,223,788

Kinetic Concepts, Inc.	12.500	11-01-19	1,140,000	1,275,432

Kodiak Oil & Gas Corp.	5.500	01-15-21	845,000	887,250

Landry’s, Inc. (S)	9.375	05-01-20	1,200,000	1,302,000

Laredo Petroleum, Inc.	5.625	01-15-22	715,000	727,513

Laredo Petroleum, Inc.	7.375	05-01-22	830,000	904,700

Lennar Corp.	4.750	11-15-22	1,350,000	1,296,000

Level 3 Escrow II, Inc. (S)	5.375	08-15-22	550,000	543,125

Level 3 Financing, Inc.	7.000	06-01-20	1,545,000	1,637,700

Levi Strauss & Company	6.875	05-01-22	1,355,000	1,456,625

LifePoint Hospitals, Inc. (S)	5.500	12-01-21	1,785,000	1,825,163

Linn Energy LLC	7.750	02-01-21	1,740,000	1,822,650

Louisiana-Pacific Corp.	7.500	06-01-20	895,000	977,788

MasTec, Inc.	4.875	03-15-23	2,345,000	2,301,031

Mediacom Broadband LLC (S)	5.500	04-15-21	460,000	464,600

Mediacom LLC	7.250	02-15-22	1,735,000	1,865,125

MGM Resorts International	6.625	12-15-21	1,990,000	2,151,688

Midstates Petroleum Company, Inc.	10.750	10-01-20	1,405,000	1,513,888

NCR Corp.	5.000	07-15-22	1,135,000	1,120,813

Nexstar Broadcasting, Inc.	6.875	11-15-20	1,305,000	1,383,300

NRG Energy, Inc. (S)	6.250	07-15-22	1,665,000	1,714,950

Nuance Communications, Inc. (S)	5.375	08-15-20	1,250,000	1,262,500

Oasis Petroleum, Inc. (S)	6.875	03-15-22	1,250,000	1,353,125

Oasis Petroleum, Inc.	7.250	02-01-19	720,000	752,400

Ocwen Financial Corp. (S)	6.625	05-15-19	780,000	797,550

Outerwall, Inc.	6.000	03-15-19	900,000	920,250

Parker Drilling Company (S)	6.750	07-15-22	1,510,000	1,540,200

Peabody Energy Corp.	6.250	11-15-21	2,590,000	2,454,025

Petco Holdings Inc., PIK (S)	8.500	10-15-17	1,115,000	1,126,150

Pinnacle Entertainment, Inc.	6.375	08-01-21	1,975,000	2,034,250

Post Holdings, Inc.	7.375	02-15-22	1,740,000	1,835,700

Prestige Brands, Inc. (S)	5.375	12-15-21	620,000	620,000

Prospect Medical Holdings, Inc. (S)	8.375	05-01-19	950,000	1,028,375

Provident Funding Associates LP (S)	6.750	06-15-21	500,000	496,250

Provident Funding Associates LP (S)	10.125	02-15-19	975,000	1,048,125

QEP Resources, Inc.	5.375	10-01-22	1,870,000	1,902,725

Quiksilver, Inc. (S)	7.875	08-01-18	1,095,000	1,007,400

Quiksilver, Inc.	10.000	08-01-20	665,000	568,575

Rayonier AM Products, Inc. (S)	5.500	06-01-24	1,435,000	1,413,475

Reynolds Group Issuer, Inc.	8.250	02-15-21	1,585,000	1,680,100

RHP Hotel Properties LP	5.000	04-15-21	1,260,000	1,250,550

RJS Power Holdings LLC (S)	5.125	07-15-19	1,345,000	1,324,825

RSI Home Products, Inc. (S)	6.875	03-01-18	975,000	1,033,500

Sabine Pass Liquefaction LLC	5.625	02-01-21	1,505,000	1,557,675

See notes to financial statements	Annual report | Global Income Fund	17

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Samson Investment Company (S)	10.750	02-15-20	1,845,000	$1,868,063

SandRidge Energy, Inc.	7.500	03-15-21	2,185,000	2,272,400

Sealed Air Corp. (S)	8.375	09-15-21	490,000	547,575

Signode Industrial Group Lux SA (S)	6.375	05-01-22	660,000	650,100

Sinclair Television Group, Inc. (S)	5.625	08-01-24	565,000	549,463

Sinclair Television Group, Inc.	6.125	10-01-22	2,295,000	2,369,588

SiTV LLC (S)	10.375	07-01-19	275,000	276,375

Smithfield Foods, Inc.	6.625	08-15-22	1,025,000	1,109,563

Spectrum Brands, Inc.	6.375	11-15-20	1,330,000	1,399,825

Sprint Capital Corp.	8.750	03-15-32	3,050,000	3,385,500

T-Mobile USA, Inc.	6.500	01-15-24	815,000	847,600

T-Mobile USA, Inc.	6.731	04-28-22	1,305,000	1,366,988

Tenet Healthcare Corp.	6.000	10-01-20	755,000	792,750

Tenet Healthcare Corp.	8.125	04-01-22	1,050,000	1,173,375

Tesoro Logistics LP	5.875	10-01-20	795,000	818,850

Tesoro Logistics LP	6.125	10-15-21	1,160,000	1,206,400

The Bon-Ton Department Stores, Inc.	8.000	06-15-21	590,000	536,900

The Goodyear Tire & Rubber Company	6.500	03-01-21	1,085,000	1,147,388

The Sun Products Corp. (S)	7.750	03-15-21	1,455,000	1,193,100

The William Carter Company	5.250	08-15-21	1,125,000	1,170,000

Ultra Petroleum Corp. (S)	5.750	12-15-18	860,000	894,400

Venoco, Inc.	8.875	02-15-19	1,355,000	1,314,350

WESCO Distribution, Inc.	5.375	12-15-21	655,000	669,738

Windstream Corp.	7.500	04-01-23	2,118,000	2,255,670

Xerium Technologies, Inc.	8.875	06-15-18	930,000	985,800

Venezuela 2.8%				16,735,486

Petroleos de Venezuela SA	5.000	10-28-15	2,706,514	2,540,740

Petroleos de Venezuela SA	5.250	04-12-17	2,595,500	2,186,709

Petroleos de Venezuela SA	5.375	04-12-27	662,100	396,598

Petroleos de Venezuela SA	6.000	05-16-24	326,162	212,821

Petroleos de Venezuela SA	6.000	11-15-26	1,560,965	962,335

Petroleos de Venezuela SA	8.500	11-02-17	8,946,200	8,346,805

Petroleos de Venezuela SA	9.750	05-17-35	2,587,589	2,089,478

Virgin Islands 1.4%				8,042,047

Sinochem Offshore Capital Company, Ltd. (S)	3.250	04-29-19	933,000	945,404

Sinochem Overseas Capital Company, Ltd. (S)	4.500	11-12-20	4,695,000	5,000,137

Sinopec Capital 2013, Ltd. (S)	3.125	04-24-23	658,000	617,642

Sinopec Group Overseas Development
2012, Ltd.	3.900	05-17-22	525,000	529,780

Sinopec Group Overseas Development
2012, Ltd. (S)	4.875	05-17-42	371,000	377,325

Sinopec Group Overseas Development
2014, Ltd. (S)	4.375	04-10-24	551,000	571,759

18	Global Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Foreign Government Obligations 43.7%			$258,154,807

(Cost $255,751,366)

Argentina 2.4%				13,947,797

Republic of Argentina
Bond (H)	6.000	03-31-23	931,000	1,052,030
Bond	7.000	10-03-15	4,080,068	3,937,266
Bond	7.000	04-17-17	8,516,985	7,771,749
Bond	8.750	06-02-17	1,342,480	1,186,752

Azerbaijan 0.4%				2,650,428

Republic of Azerbaijan
Bond (S)	4.750	03-18-24	2,567,000	2,650,428

Brazil 3.1%				18,241,163

Brazil Minas SPE	5.333	02-15-28	200,000	198,500

Federative Republic of Brazil
Bond	2.625	01-05-23	8,109,000	7,411,626
Bond	4.250	01-07-25	7,972,000	7,991,930
Bond	4.875	01-22-21	402,000	432,954
Bond	7.125	01-20-37	1,757,000	2,200,643
Bond	8.250	01-20-34	4,000	5,510

Colombia 2.6%				15,464,894

Bogota Distrito Capital
Bond	9.750	07-26-28	COP 2,728,000,000	1,817,703

Republic of Colombia
Bond	2.625	03-15-23	515,000	481,525
Bond	4.000	02-26-24	3,022,000	3,089,995
Bond	4.375	07-12-21	1,421,000	1,513,365
Bond	7.375	09-18-37	3,302,000	4,457,700
Bond	7.750	04-14-21	COP 633,000,000	378,671
Bond	8.125	05-21-24	450,000	605,250
Bond	9.850	06-28-27	COP 510,000,000	350,581
Bond	10.375	01-28-33	391,000	616,803
Bond	11.750	02-25-20	1,109,000	1,599,733
Bond	12.000	10-22-15	COP 954,000,000	553,568

Costa Rica 0.7%				4,380,898

Republic of Costa Rica
Bond	4.250	01-26-23	3,535,000	3,331,738
Bond (S)	4.375	04-30-25	616,000	568,260
Bond (S)	7.000	04-04-44	458,000	480,900

Croatia 1.5%				8,602,289

Republic of Croatia
Bond	5.500	04-04-23	2,841,000	2,940,435
Bond (S)	6.000	01-26-24	1,717,000	1,832,898
Bond	6.000	01-26-24	941,000	1,004,518
Bond	6.250	04-27-17	1,450,000	1,556,938
Bond (S)	6.375	03-24-21	116,000	127,020
Bond	6.750	11-05-19	1,024,000	1,140,480

Dominican Republic 1.7%				10,116,884

Government of Dominican Republic
Bond (S)	5.875	04-18-24	972,000	1,006,020
Bond	6.600	01-28-24	1,816,000	1,979,440
Bond (S)	7.450	04-30-44	647,000	689,055
Bond	7.500	05-06-21	5,029,000	5,745,633
Bond	9.040	01-23-18	631,960	696,736

See notes to financial statements	Annual report | Global Income Fund	19

		Maturity
	Rate (%)	date	Par value^	Value
El Salvador 0.7%				$4,405,133

Republic of El Salvador
Bond	5.875	01-30-25	368,000	367,080
Bond	7.650	06-15-35	1,995,000	2,174,550
Bond	7.750	01-24-23	1,135,000	1,279,713
Bond	8.250	04-10-32	500,000	583,790

Gabon 0.1%				662,679

Republic of Gabon
Bond	8.200	12-12-17	580,000	662,679

Ghana 0.1%				468,363

Republic of Ghana
Bond	8.500	10-04-17	445,000	468,363

Hungary 1.3%				7,571,693

Republic of Hungary
Bond	4.125	02-19-18	390,000	404,625
Bond	4.375	07-04-17	EUR 442,000	637,729
Bond	5.000	03-30-16	GBP 104,000	183,300
Bond	5.375	03-25-24	88,000	93,060
Bond	5.750	11-22-23	1,758,000	1,911,825
Bond	6.000	01-11-19	EUR 331,000	513,034
Bond	6.375	03-29-21	3,358,000	3,828,120

Indonesia 3.4%				20,319,329

Republic of Indonesia
Bond (S)	3.375	04-15-23	2,922,000	2,768,595
Bond	3.750	04-25-22	1,864,000	1,831,380
Bond	4.875	05-05-21	1,631,000	1,730,899
Bond	6.625	02-17-37	1,443,000	1,666,665
Bond	6.875	03-09-17	874,000	978,880
Bond	6.875	01-17-18	287,000	326,463
Bond	7.000	05-15-22	IDR 2,000,000,000	162,384
Bond	7.750	01-17-38	2,912,000	3,771,040
Bond	8.500	10-12-35	755,000	1,043,788
Bond (S)	11.625	03-04-19	1,555,000	2,107,025
Bond	11.625	03-04-19	2,902,000	3,932,210

Iraq 0.6%				3,268,080

Republic of Iraq
Bond	5.800	01-15-28	3,672,000	3,268,080

Ivory Coast 0.6%				3,800,326

Republic of Ivory Coast
Bond (S)	5.375	07-23-24	479,000	469,420
Bond (P)	5.750	12-31-32	3,394,000	3,330,906

Jamaica 0.1%				693,000

Government of Jamaica
Bond	7.625	07-09-25	660,000	693,000

Kenya 0.2%				1,084,802

Republic of Kenya
Bond (S)	6.875	06-24-24	1,022,000	1,084,802

Lithuania 0.4%				2,266,478

Republic of Lithuania
Bond	6.625	02-01-22	1,877,000	2,266,478

20	Global Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Mexico 3.2%				$18,892,513

Government of Mexico
Bond	4.000	10-02-23	1,920,000	1,998,720
Bond	4.750	03-08-44	554,000	555,385
Bond	5.550	01-21-45	1,430,000	1,611,610
Bond	6.050	01-11-40	5,486,000	6,617,488
Bond	6.250	06-16-16	MXN 1,029,000	81,945
Bond	8.000	12-07-23	MXN 31,000,000	2,714,371
Bond	8.500	12-13-18	MXN 36,890,000	3,205,599
Bond	9.500	12-18-14	MXN 3,120,000	241,537
Bond	10.000	12-05-24	MXN 18,699,000	1,865,858

Morocco 0.2%				1,426,215

Kingdom of Morocco
Bond (S)	4.250	12-11-22	1,428,000	1,426,215

Netherlands 0.2%				994,146

Republic of Mozambique
Bond	6.305	09-11-20	987,000	994,146

Nigeria 0.5%				3,108,279

Federal Republic of Nigeria
Bond (S)	6.375	07-12-23	526,000	570,473
Bond	6.375	07-12-23	721,000	781,961
Bond	6.750	01-28-21	1,589,000	1,755,845

Panama 1.2%				7,153,384

Republic of Panama
Bond	5.200	01-30-20	1,431,000	1,581,255
Bond	6.700	01-26-36	1,067,000	1,309,743
Bond	7.125	01-29-26	101,000	128,018
Bond	8.125	04-28-34	472,000	627,760
Bond	8.875	09-30-27	1,155,000	1,654,538
Bond	9.375	04-01-29	1,243,000	1,852,070

Paraguay 0.1%				681,725

Republic of Paraguay
Bond	4.625	01-25-23	670,000	681,725

Peru 1.1%				6,209,711

Republic of Peru
Bond	7.125	03-30-19	196,000	236,866
Bond	7.350	07-21-25	2,136,000	2,819,520
Bond	8.375	05-03-16	203,000	228,375
Bond	8.750	11-21-33	1,918,000	2,924,950

Philippines 0.5%				3,173,570

Republic of Philippines
Bond	7.750	01-14-31	2,090,000	2,905,100
Bond	9.500	02-02-30	171,000	268,470

Poland 0.6%				3,656,139

Republic of Poland
Bond	5.000	03-23-22	910,000	1,013,513
Bond	5.125	04-21-21	2,126,000	2,384,841
Bond	6.375	07-15-19	218,000	257,785

Romania 1.3%				7,595,621

Government of Romania
Bond	4.375	08-22-23	658,000	676,983
Bond (S)	4.875	01-22-24	1,206,000	1,282,883
Bond	6.750	02-07-22	4,726,000	5,635,755

See notes to financial statements	Annual report | Global Income Fund	21

		Maturity
	Rate (%)	date	Par value^	Value
Russia 4.2%				$24,916,202

Government of Russia
Bond (S)	4.875	09-16-23	2,400,000	2,385,600
Bond	7.000	08-16-23	RUB 133,100,000	3,227,965
Bond (P)	7.500	03-31-30	15,308,003	17,328,659
Bond	12.750	06-24-28	1,189,000	1,973,978

Serbia 0.6%				3,478,215

Republic of Serbia
Bond	5.875	12-03-18	1,121,000	1,195,266
Bond	7.250	09-28-21	588,000	678,405
Note	4.875	02-25-20	613,000	626,793
Note (S)	5.875	12-03-18	917,000	977,751

Slovakia 0.2%				918,477

Government of Slovakia
Bond (S)	4.375	05-21-22	859,000	918,477

Slovenia 0.6%				3,734,188

Republic of Slovenia
Bond (S)	5.250	02-18-24	2,003,000	2,141,968
Bond	5.850	05-10-23	1,428,000	1,592,220

South Africa 1.5%				8,866,439

Republic of South Africa
Bond	4.665	01-17-24	2,007,000	2,047,140
Bond	5.500	03-09-20	486,000	528,525
Bond	5.875	05-30-22	486,000	541,647
Bond	5.875	09-16-25	3,452,000	3,815,150
Bond	6.875	05-27-19	1,686,000	1,933,977

Trinidad And Tobago 0.3%				1,569,263

Republic of Trinidad & Tobago
Bond (S)	4.375	01-16-24	1,443,000	1,569,263

Turkey 2.5%				15,062,721

Republic of Turkey
Bond	3.250	03-23-23	2,338,000	2,175,392
Bond	6.250	09-26-22	1,205,000	1,372,134
Bond	6.750	04-03-18	454,000	510,750
Bond	7.000	09-26-16	416,000	458,120
Bond	7.000	03-11-19	398,000	457,700
Bond	7.000	06-05-20	1,225,000	1,429,871
Bond	7.250	03-15-15	871,000	903,227
Bond	7.375	02-05-25	3,817,000	4,660,557
Bond	7.500	07-14-17	396,000	450,428
Bond	7.500	11-07-19	2,233,000	2,644,542

Ukraine 1.6%				9,172,320

Republic of Ukraine
Bond	4.950	10-13-15	EUR 762,000	959,135
Bond	6.250	06-17-16	202,000	194,425
Bond	6.580	11-21-16	4,881,000	4,661,355
Bond	6.750	11-14-17	193,000	183,447
Bond (S)	6.875	09-23-15	657,000	636,633
Bond	9.250	07-24-17	2,506,000	2,537,325

Uruguay 0.9%				5,299,733

Republic of Uruguay
Bond	4.500	08-14-24	1,284,426	1,351,858
Bond	5.100	06-18-50	4,018,193	3,947,875

22	Global Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Venezuela 2.3%				$13,353,729

Republic of Venezuela
Bond	5.750	02-26-16	1,126,000	1,058,440
Bond	6.000	12-09-20	1,374,000	1,033,935
Bond	7.750	10-13-19	3,223,800	2,716,052
Bond	8.250	10-13-24	839,300	650,458
Bond	9.000	05-07-23	3,311,500	2,756,824
Bond	11.750	10-21-26	1,183,900	1,123,521
Bond	11.950	08-05-31	818,000	768,920
Bond	12.750	08-23-22	2,385,400	2,409,254
Bond	13.625	08-15-18	810,000	836,325

Vietnam 0.2%				947,981

Socialist Republic of Vietnam
Bond	6.875	01-15-16	887,000	947,981

Convertible Bonds 0.5%				$2,666,162

(Cost $2,539,610)

China 0.0%				22,684

Home Inns & Hotels Management, Inc.	2.000	12-15-15	23,000	22,684

United States 0.5%				2,643,478

Altra Industrial Motion Corp.	2.750	03-01-31	113,000	145,982

Ciena Corp.	0.875	06-15-17	115,000	113,922

Ciena Corp. (S)	4.000	03-15-15	219,000	244,048

HomeAway, Inc. (S)	0.125	04-01-19	53,000	51,907

Hornbeck Offshore Services, Inc.	1.500	09-01-19	190,000	220,756

Intel Corp.	2.950	12-15-35	149,000	190,534

Jarden Corp. (S)	1.125	03-15-34	110,000	108,625

Netsuite, Inc.	0.250	06-01-18	104,000	105,495

Nuance Communications, Inc.	2.750	11-01-31	170,000	169,150

Palo Alto Networks, Inc. (S)(Z)	0.000	07-01-19	17,000	17,255

RTI International Metals, Inc.	1.625	10-15-19	18,000	17,539

RTI International Metals, Inc.	3.000	12-01-15	257,000	264,549

SanDisk Corp. (S)	0.500	10-15-20	250,000	290,781

ServiceNow, Inc. (S)(Z)	0.349	11-01-18	130,000	139,588

Stone Energy Corp.	1.750	03-01-17	90,000	103,444

The Greenbrier Companies, Inc.	3.500	04-01-18	44,000	80,520

The Ryland Group, Inc.	0.250	06-01-19	348,000	320,595

TRW Automotive, Inc.	3.500	12-01-15	17,000	58,788

Structured Notes (K) 0.4%				$2,458,351

(Cost $2,746,697)

Indonesia 0.4%				2,458,351

Republic of Indonesia (Deutsche Bank AG)
Note (S)	7.000	05-17-22	IDR 30,200,000,000	2,458,351

See notes to financial statements	Annual report | Global Income Fund	23

		Maturity
	Rate (%)	date	Par value^	Value
Term Loans (M) 2.0%				$11,694,726

(Cost $11,947,128)

United States 2.0%				11,694,726

Arch Coal, Inc.	6.250	05-16-18	623,848	611,804

Del Monte Foods, Inc.	8.250	08-18-21	1,095,000	1,065,800

Dell International LLC	4.500	04-29-20	2,322,450	2,323,651

Gates Global LLC	4.250	07-05-21	770,000	764,363

Hostess Brands, Inc.	6.750	04-09-20	1,252,463	1,290,036

La Quinta Intermediate Holdings LLC	4.000	04-14-21	1,154,286	1,153,564

Texas Competitive Electric Holdings
Company LLC	4.646	10-10-17	3,548,940	2,697,194

Tribune Company	4.000	12-27-20	1,791,000	1,788,314

Asset Backed Securities 0.5%				$3,069,499

(Cost $3,075,838)

United States 0.5%				3,069,499

Brazil Loan Trust 1
Senior Secured Pass-Through Notes	5.477	07-24-23	222,000	230,325
Senior Secured Pass-Through Notes (S)	5.477	07-24-23	2,749,805	2,839,174

			Shares	Value
Common Stocks 0.1%				$841,335

(Cost $1,980,390)

United Kingdom 0.0%				78,280

Subsea 7 SA			4,768	78,280

United States 0.1%				763,055

Comtech Telecommunications Corp.			9,974	337,121

EME Reorganization Trust			1,794,196	243,293

General Maritime Corp. (I)			816	8

NRG Energy, Inc.			5,899	182,633

Preferred Securities 0.0%				$272,153

(Cost $270,994)

United States 0.0%				272,153

SandRidge Energy, Inc., 8.500%			2,620	272,153

		Yield (%)	Shares	Value
Short-Term Investments 3.3%				$19,552,268

(Cost $19,552,268)

Money Market Funds 3.3%				19,552,268

State Street Institutional Liquid Reserves Fund		0.0682(Y)	19,552,268	19,552,268

Total investments (Cost $581,636,309)† 99.6%			$589,033,888

Other assets and liabilities, net 0.4%				$2,262,112

Total net assets 100.0%			$591,296,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

24	Global Income Fund | Annual report	See notes to financial statements

Notes to Fund’s investments

^ All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble

PIK Paid-in-kind

(H) Non-income producing — Bond is in default.

(I) Non-income producing security.

(K) Underlying issuer is shown parenthetically in security description.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $132,117,282 or 22.3% of the fund’s net assets as of 7-31-14.

(Y) The rate shown is the annualized seven-day yield as of 7-31-14.

(Z) Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the annualized yield at period end.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $586,244,379. Net unrealized appreciation aggregated $2,789,509, of which $12,382,506 related to appreciated investment securities and $9,592,997 related to depreciated investment securities.

The fund had the following sector composition as a percentage of net assets on 7-31-14:

Foreign Government	43.7%
Energy	14.4%
Consumer Discretionary	9.6%
Materials	6.7%
Telecommunication Services	4.3%
Industrials	4.1%
Health Care	3.3%
Utilities	2.8%
Consumer Staples	2.8%
Financials	2.5%
Information Technology	2.1%
Short-Term Investments & Other	3.7%

Total	100.0%

See notes to financial statements	Annual report | Global Income Fund	25

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments, at value (Cost $581,636,309)	$589,033,888
Receivable for investments sold	3,431,805
Receivable for fund shares sold	19,208
Receivable for forward foreign currency exchange contracts	283,692
Dividends and interest receivable	8,921,301
Other receivables and prepaid expenses	23,868

Total assets	601,713,762

Liabilities

Due to custodian	3,352,533
Payable for investments purchased	3,538,323
Payable for forward foreign currency exchange contracts	17,980
Payable for fund shares repurchased	3,246,644
Distributions payable	1,111
Payable to affiliates
Accounting and legal services fees	12,414
Transfer agent fees	288
Investment management fees	675
Other liabilities and accrued expenses	247,794

Total liabilities	10,417,762

Net assets	$591,296,000

Net assets consist of

Paid-in capital	$592,019,494
Accumulated distributions in excess of net investment income	(272,363)
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(8,108,087)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	7,656,956

Net assets	$591,296,000

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($2,566,108 ÷ 252,015 shares)[1]	$10.18
Class I ($80,493 ÷ 7,914 shares)	$10.17
Class NAV ($588,649,399 ÷ 57,803,698 shares)	$10.18

Maximum offering price per share

Class A (net asset value per share ÷ 96%)[2]	$10.60

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

26	Global Income Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$34,359,987
Dividends	157,890
Less foreign taxes withheld	(391)

Total investment income	34,517,486

Expenses

Investment management fees	4,544,730
Distribution and service fees	4,150
Accounting and legal services fees	70,257
Transfer agent fees	2,506
Trustees’ fees	7,169
State registration fees	47,832
Printing and postage	2,992
Professional fees	133,830
Custodian fees	384,077
Registration and filing fees	56,028
Other	11,805

Total expenses	5,265,376
Less expense reductions	(86,099)

Net expenses	5,179,277

Net investment income	29,338,209

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments and foreign currency transactions	(3,312,062)

(3,312,062)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	15,138,027

15,138,027

Net realized and unrealized gain	11,825,965

Increase in net assets from operations	$41,164,174

See notes to financial statements	Annual report | Global Income Fund	27

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-14	7-31-13

Increase (decrease) in net assets

From operations
Net investment income	$29,338,209	$27,850,282
Net realized gain (loss)	(3,312,062)	8,225,593
Change in net unrealized appreciation (depreciation)	15,138,027	(21,253,133)

Increase in net assets resulting from operations	41,164,174	14,822,742

Distributions to shareholders
From net investment income
Class A	(67,892)	(6,369)
Class I	(27,309)	(2,696)
Class NAV	(30,676,339)	(29,887,473)
From net realized gain
Class A	(7,716)	(289)
Class I	(373)	(289)
Class NAV	(3,727,098)	(5,394,311)
From tax return of capital
Class A	(1,944)	—
Class I	(782)	—
Class NAV	(878,433)	—

Total distributions	(35,387,886)	(35,291,427)

From fund share transactions	43,081,855	94,095,424

Total increase	48,858,143	73,626,739

Net assets

Beginning of year	542,437,857	468,811,118

End of year	$591,296,000	$542,437,857

Undistributed (accumulated distributions in excess of) net
investment income	($272,363)	$290,995

28	Global Income Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.09	$10.47	$10.67	$10.47	$10.00
Net investment income[2]	0.47	0.52	0.63	0.65	0.45
Net realized and unrealized gain (loss) on investments	0.21	(0.21)	0.02	0.42	0.49
Total from investment operations	0.68	0.31	0.65	1.07	0.94
Less distributions
From net investment income	(0.51)	(0.57)	(0.71)	(0.68)	(0.47)
From net realized gain	(0.07)	(0.12)	(0.14)	(0.19)	—
From tax return of capital	(0.01)	—	—	—	—
Total distributions	(0.59)	(0.69)	(0.85)	(0.87)	(0.47)
Net asset value, end of period	$10.18	$10.09	$10.47	$10.67	$10.47
Total return (%)[3,4]	6.95	2.85	6.72	10.67	9.66[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$3	$1	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.22	7.91	1.41	1.39	1.34[7]
Expenses including reductions	1.35	1.34	1.30	1.30	1.30[7]
Net investment income	4.65	5.18	6.17	6.11	5.97[7]
Portfolio turnover (%)	70	71	48	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Does not reflect the effect of sales charges, if any.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

See notes to financial statements	Annual report | Global Income Fund	29

CLASS I SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.09	$10.47	$10.67	$10.47	$10.00
Net investment income[2]	0.50	0.55	0.66	0.68	0.47
Net realized and unrealized gain (loss) on investments	0.20	(0.21)	0.03	0.42	0.49
Total from investment operations	0.70	0.34	0.69	1.10	0.96
Less distributions
From net investment income	(0.53)	(0.60)	(0.75)	(0.71)	(0.49)
From net realized gain	(0.07)	(0.12)	(0.14)	(0.19)	—
From tax return of capital	(0.02)	—	—	—	—
Total distributions	(0.62)	(0.72)	(0.89)	(0.90)	(0.49)
Net asset value, end of period	$10.17	$10.09	$10.47	$10.67	$10.47
Total return (%)[3]	7.17	3.17	7.05	11.00	9.89[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]	—[5]	—[5]	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.82	16.19	1.01	0.97	1.35[6]
Expenses including reductions	1.04	1.02	1.00	1.00	1.00[6]
Net investment income	4.92	5.31	6.47	6.41	6.25[6]
Portfolio turnover (%)	70	71	48	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

CLASS NAV SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.09	$10.47	$10.67	$10.47	$10.00
Net investment income[2]	0.52	0.57	0.67	0.69	0.49
Net realized and unrealized gain (loss) on investments	0.20	(0.22)	0.03	0.42	0.48
Total from investment operations	0.72	0.35	0.70	1.11	0.97
Less distributions
From net investment income	(0.54)	(0.61)	(0.76)	(0.72)	(0.50)
From net realized gain	(0.07)	(0.12)	(0.14)	(0.19)	—
From tax return of capital	(0.02)	—	—	—	—
Total distributions	(0.63)	(0.73)	(0.90)	(0.91)	(0.50)
Net asset value, end of period	$10.18	$10.09	$10.47	$10.67	$10.47
Total return (%)[3]	7.43	3.30	7.15	11.09	9.96[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$589	$542	$469	$377	$273
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.90	0.90	0.93	0.94[5]
Expenses including reductions	0.91	0.90	0.90	0.92	0.94[5]
Net investment income	5.18	5.44	6.55	6.50	6.51[5]
Portfolio turnover (%)	70	71	48	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

30	Global Income Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Global Income Fund, formerly John Hancock Global High Yield Fund, (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Effective December 1, 2013, the investment objective of the fund is to seek a high level of current income with capital appreciation as a secondary objective. Prior to December 1, 2013, the investment objective of the fund was to seek maximum total return, which consisted of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Effective December 1, 2013, John Hancock Global High Yield Fund changed its name to John Hancock Global Income Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Annual report | Global Income Fund	31

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$290,324,587	—	$290,324,587	—
Foreign Government
Obligations	258,154,807	—	258,154,807	—
Convertible Bonds	2,666,162	—	2,666,162	—
Structured Notes	2,458,351	—	2,458,351	—
Term Loans	11,694,726	—	11,694,726	—
Asset Backed Securities	3,069,499	—	3,069,499	—
Common Stocks	841,335	$841,327	—	$8
Preferred Securities	272,153	—	272,153	—
Short-Term Investments	19,552,268	19,552,268	—	—

Total Investments in
Securities	$589,033,888	$20,393,595	$568,640,285	$8
Other Financial
Instruments
Forward Foreign
Currency Contracts	$265,712	—	$265,712	—

32	Global Income Fund | Annual report

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $657. For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual report | Global Income Fund	33

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2014, the fund has a short-term capital loss carryfoward of $3,505,557 available to offset future net realized capital gains. These carryforwards as of July 31, 2014 do not expire.

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	JULY 31, 2014	JULY 31, 2013

Ordinary Income	$30,771,819	$31,068,258
Long-Term Capital Gain	$3,734,908	$4,223,169
Tax Return of Capital	$881,159	—
Total	$35,387,886	$35,291,427

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2014, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, and amortization and accretion on debt securities.

34	Global Income Fund | Annual report

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies. During the year ended July 31, 2014 the fund held forward foreign currency contracts with USD notional values ranging from approximately $13.5 million to $59.7 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2014.

Annual report | Global Income Fund	35

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

EUR	781,873	USD	1,065,023	Citibank N.A.	8-29-14	—	($17,980)	($17,980)

USD	12,107,334	EUR	8,848,514	Citibank N.A.	8-29-14	$257,873	—	257,873

USD	2,120,578	GBP	1,241,000	Citibank N.A.	8-29-14	25,819	—	25,819

						$283,692	($17,980)	$265,712

Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITIES
	STATEMENT OF ASSETS AND	INSTRUMENT	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign currency	Receivable-payable for	Forward foreign	$283,692	($17,980)
contracts	forward foreign currency	currency
	exchange contracts	exchange
contracts

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

		INVESTMENTS IN UNAFFILIATED
		ISSUERS AND FOREIGN
RISK	STATEMENT OF OPERATIONS LOCATION	CURRENCY TRANSACTIONS*

Foreign currency	Net realized gain (loss)	($1,035,418)

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

		INVESTMENTS IN UNAFFILIATED ISSUERS
		AND TRANSLATION OF ASSETS AND
RISK	STATEMENT OF OPERATIONS LOCATION	LIABILITIES IN FOREIGN CURRENCIES*

Foreign currency contracts	Change in unrealized appreciation	$543,622
	(depreciation)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

36	Global Income Fund | Annual report

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation.

Management fee. Effective July 1, 2014, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.785% of the first $250 million of the fund’s average daily net assets, b) 0.770% of the next $500 million of the fund’s average daily net assets and c) 0.750% of the fund’s average daily net assets in excess of $750 million. Prior to July 1, 2014, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.825% of the first $250 million of the fund’s average daily net assets, b) 0.790% of the next $500 million of the fund’s average daily net assets and c) 0.770% of the fund’s average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

To the extent that expenses of Class A and Class I shares exceed 1.35% and 1.04%, respectively, of average annual net assets (on an annualized basis) attributable to Class A and Class I shares (Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payments to the classes in an amount equal to the amount by which expenses of the each share class exceeds its the Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (acquired fund fees), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, and (f) short dividend expense. The Expense Limitation expires on November 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $25,914, $24,989 and $35,196 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2014.

The investment management fees, including the impact of waivers and reimbursements as described above, incurred for the year ended July 31, 2014 were equivalent to a net annual effective rate of 0.788% of the fund’s average daily net assets.

Annual report | Global Income Fund	37

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. For the year ended July 31, 2014, no amounts were recaptured. The table below outlines the amount of waived or reimbursed expenses subject to potential recovery in future periods and the respective expiration dates.

AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE
FOR RECOVERY THROUGH	FOR RECOVERY THROUGH	FOR RECOVERY THROUGH
JULY 1, 2015	JULY 1, 2016	JULY 1, 2017

—	$15,223	$50,782

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees under this arrangement, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $35,958 for the year ended July 31, 2014. Of this amount, $4,920 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $31,038 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

The up-front sales charge for Class A shares is 4.00%. Prior to February 3, 2014, the up-front sales charge for Class A shares was 4.50%.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services

38	Global Income Fund | Annual report

Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$4,150	$1,876	$23,916	$1,878
Class I	—	630	23,916	1,114
Total	$4,150	$2,506	$47,832	$2,992

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2014 and 2013 were as follows:

	Year ended 7-31-14		Year ended 7-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	257,992	$2,605,280	50,296	$527,317
Distributions reinvested	7,049	70,979	435	4,412
Repurchased	(66,129)	(664,029)	(128)	(1,292)

Net increase	198,912	$2,012,230	50,603	$530,437

Class I shares

Sold	121,960	$1,207,785	10,238	$110,000
Distributions reinvested	2,673	26,856	117	1,184
Repurchased	(129,574)	(1,324,190)	—	—

Net increase (decrease)	(4,941)	($89,549)	10,355	$111,184

Class NAV shares

Sold	6,911,611	$69,234,172	8,620,566	$90,658,666
Distributions reinvested	3,515,976	35,281,870	3,350,641	35,281,784
Repurchased	(6,304,804)	(63,356,868)	(3,079,853)	(32,486,647)

Net increase	4,122,783	$41,159,174	8,891,354	$93,453,803

Total net increase	4,316,754	$43,081,855	8,952,312	$94,095,424

Affiliates of the fund owned 5%, 20%, and 100% of shares of beneficial interest of Class A, Class I, and Class NAV, respectively, on July 31, 2014.

Annual report | Global Income Fund	39

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $413,958,570 and $375,993,157, respectively, for the year ended July 31, 2014.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2014, funds within the John Hancock group of funds complex held 99.5% of the fund’s net assets. The following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

John Hancock Funds II Lifestyle Balanced	32.1%
John Hancock Funds II Lifestyle Growth	18.2%
John Hancock Funds II Alternative Asset Allocation	14.0%
John Hancock Funds II Lifestyle Moderate	13.3%
John Hancock Funds II Lifestyle Conservative	7.8%

40	Global Income Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Global Income Fund (formerly, John Hancock Global High Yield Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Income Fund (formerly, John Hancock Global High Yield Fund) (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

Annual report | Global Income Fund	41

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $3,734,908 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

42	Global Income Fund | Annual report

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor), for John Hancock Global Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23–25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27–29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23–25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee

Annual report | Global Income Fund	43

may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-, and three-year periods ended December 31, 2013.

The Board took into account management’s discussion of the fund’s performance, including the factors that contributed to the fund’s relative performance, noting the differences between the investment strategy of the fund and those of its peer group. The Board also noted the fund’s more recent improvement in performance.

The Board also concluded that the fund’s performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s expenses, including action taken that will further reduce certain fund expenses. The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the Advisor agreed to implement an advisory fee reduction for the fund effective July 1, 2014. The Board also noted that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Annual report | Global Income Fund	45

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

46	Global Income Fund | Annual report

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the

Annual report | Global Income Fund	47

Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fee for the fund is higher than the peer group median. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

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The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund is eing monitored and reasonably addressed;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

50	Global Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

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Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

52	Global Income Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

Annual report | Global Income Fund	53

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	Stone Harbor Investment Partners LP
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Andrew G. Arnott	Legal counsel
President	K&L Gates LLP

John J. Danello	Independent registered
Senior Vice President, Secretary,	public accounting firm
and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

54	Global Income Fund | Annual report

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Global Income Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	352A 7/14
MF195341	9/14

John Hancock
Absolute Return Currency Fund

(formerly John Hancock Currency Strategies Fund)

Annual report 7/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended July 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	0.97	—	—	0.37	0.97	—	—	1.48

Class I2	4.49	—	—	1.58	4.49	—	—	6.46

Class R6[2,3]	4.58	—	—	1.68	4.58	—	—	6.92

Class NAV[2]	4.66	—	—	1.77	4.66	—	—	7.26

Index†	0.03	—	—	0.05	0.03	—	—	0.21

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00%. Sales charges are not applicable to Class I, Class R6, and NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6	Class NAV
Gross (%)	1.53	1.16	1.53	0.92
Net (%)	1.53	1.16	0.92	0.92

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Citigroup 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

6	Absolute Return Currency Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	8-2-10	$10,646	$10,646	$10,021

Class R6[2]	8-2-10	10,692	10,692	10,021

Class NAV[2]	8-2-10	10,726	10,726	10,021

Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 From 8-2-10.

2 For certain types of investors as described in the fund’s prospectuses.

3 Class R6 shares were first offered on 11-1-11. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

Annual report | Absolute Return Currency Fund	7

Management’s discussion of
Fund performance

First Quadrant, L.P.

During the fiscal year ended July 31, 2014, we saw market volatility in currencies and other financial assets drop to multi-year lows. Global stock markets moved higher with many developed- and emerging-market equities registering double-digit percentage gains. Fixed-income markets in many parts of the world also delivered positive returns. Still, the period did not produce a uniformly smooth path for capital market participants.

For the 12 months ended July 31, 2014, John Hancock Absolute Return Currency Fund’s Class A shares were up, returning 4.13%, excluding sales charges. The Citigroup 1-Month U.S. Treasury Bill Index, the fund’s reference benchmark, was essentially flat, returning 0.03%, as short-term rates remain anchored near zero.

In terms of individual contributors for the period, a short position in the Canadian dollar had the greatest impact. The fund’s Swedish krona short was also among the top contributing positions. On the long side, the fund’s British pound sterling position was the greatest contributor to performance.

On a gloomy outlook for the local economy, the fund’s short exposure to the Canadian dollar was a key contributor to performance. Throughout the course of the period, two currency factor models that we use in our process, unhedged export flows (UEF) and prospective equity flows (PEF), successfully and consistently informed our Canadian dollar view.

The UEF and PEF models also influenced the fund’s short position in the Swedish krona, another contributor to the fiscal year’s favorable results.

The fund’s long position in the Norwegian krone resulted in a loss. The krone depreciated quite abruptly in June as Norges Bank released a report containing a weak assessment of the Norwegian economy; the findings essentially ruled out hopes of any monetary policy tightening for the rest of the calendar year. Positions in the Australian and New Zealand dollars also detracted during the period.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Absolute Return Currency Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,019.00	$7.11	1.42%

Class I	1,000.00	1,020.80	5.21	1.04%

Class R6	1,000.00	1,021.80	4.91	0.98%

Class NAV	1,000.00	1,021.70	4.56	0.91%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Absolute Return Currency Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,017.80	$7.10	1.42%

Class I	1,000.00	1,019.60	5.21	1.04%

Class R6	1,000.00	1,019.90	4.91	0.98%

Class NAV	1,000.00	1,020.30	4.56	0.91%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Absolute Return Currency Fund | Annual report

Portfolio summary

1 As a percentage of net assets on 7-31-14. The fund’s assets are exposed to both short (unfavored) and long (favored) currency positions.

Annual report | Absolute Return Currency Fund	11

Fund’s investments

As of 7-31-14

Short-Term Investments 98.7%			$1,858,783,161

(Cost $1,858,683,330)

		Maturity
	Yield* (%)	date	Par value	Value

U.S. Government 96.0%			1,807,897,077
U.S. Treasury Bill	0.045	10-02-14	$30,000,000	29,999,340

U.S. Treasury Bill	0.046	10-23-14	125,000,000	124,995,000

U.S. Treasury Bill	0.050	11-20-14	50,000,000	49,995,000

U.S. Treasury Bill	0.050	12-04-14	200,000,000	199,970,400

U.S. Treasury Bill	0.050	01-15-15	100,000,000	99,975,600

U.S. Treasury Bill	0.054	11-28-14	40,000,000	39,995,040

U.S. Treasury Bill	0.055	01-08-15	75,000,000	74,982,525

U.S. Treasury Bill	0.065	09-04-14	532,000,000	531,995,212

U.S. Treasury Bill	0.070	09-18-14	150,000,000	149,996,550

U.S. Treasury Bill	0.079	09-25-14	506,000,000	505,992,410

		Yield (%)	Shares	Value
Money Market Funds 2.7%				50,886,084
State Street Institutional Liquid Reserves Fund		0.0682 (Y)	50,886,084	50,886,084

Total investments (Cost $1,858,683,330)† 98.7%			$1,858,783,161

Other assets and liabilities, net 1.3%				$25,239,716

Total net assets 100.0%			$1,884,022,877

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

* Yield represents the annualized yield at the date of purchase.

(Y) The rate shown is the annualized seven-day yield as of 7-31-14.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $1,858,683,330. Net unrealized appreciation aggregated $99,831, of which $101,036 related to appreciated investment securities and $1,205 related to depreciated investment securities.

The following table summarizes the forward foreign currency contracts held by the fund at 7-31-14:

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

AUD	9,214,357	USD	8,621,865	Barclays Bank PLC	9-17-14	—	($84,429)	($84,429)
				Wholesale
AUD	80,611,675	USD	74,947,272	Deutsche Bank AG	9-17-14	—	(257,636)	(257,636)
				London

12	Absolute Return Currency Fund | Annual report	See notes to financial statements

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

AUD	248,156,504	USD	231,798,589	J. Aron & Company	9-17-14	—	($1,872,600)	($1,872,600)
AUD	51,042,046	USD	47,618,815	Morgan Stanley	9-17-14	—	(326,510)	(326,510)
				Capital Services, Inc.
CAD	284,158,202	USD	261,276,750	Barclays Bank PLC	9-17-14	—	(949,612)	(949,612)
				Wholesale
CAD	321,167,677	USD	296,086,457	Deutsche Bank AG	9-17-14	—	(1,853,660)	(1,853,660)
				London
CAD	385,260,663	USD	359,489,082	J. Aron & Company	9-17-14	—	(6,538,487)	(6,538,487)
CAD	306,916,350	USD	285,339,442	Morgan Stanley	9-17-14	—	(4,162,780)	(4,162,780)
				Capital Services, Inc.
CHF	23,122,301	USD	25,935,683	Barclays Bank PLC	9-17-14	—	(484,014)	(484,014)
				Wholesale
CHF	28,886,805	USD	32,301,506	Deutsche Bank AG	9-17-14	—	(504,608)	(504,608)
				London
CHF	74,505,373	USD	83,431,938	J. Aron & Company	9-17-14	—	(1,420,800)	(1,420,800)
CHF	41,379,471	USD	46,475,314	Morgan Stanley	9-17-14	—	(927,223)	(927,223)
				Capital Services, Inc.
EUR	238,539,600	USD	325,340,859	Barclays Bank PLC	9-17-14	—	(5,882,173)	(5,882,173)
				Wholesale
EUR	12,090,388	USD	16,513,536	J. Aron & Company	9-17-14	—	(321,761)	(321,761)
EUR	102,580,059	USD	140,034,224	Morgan Stanley	9-17-14	—	(2,656,233)	(2,656,233)
				Capital Services, Inc.
GBP	88,403,344	USD	148,484,643	Barclays Bank PLC	9-17-14	$713,018	—	713,018
				Wholesale
GBP	61,390,571	USD	103,117,865	Deutsche Bank AG	9-17-14	490,542	—	490,542
				London
GBP	62,727,643	USD	105,549,446	J. Aron & Company	9-17-14	315,527	—	315,527
GBP	114,429,892	USD	192,223,406	Morgan Stanley	9-17-14	899,065	—	899,065
				Capital Services, Inc.
JPY	27,162,526,743	USD	265,635,166	Barclays Bank PLC	9-17-14	—	(1,503,359)	(1,503,359)
				Wholesale
JPY	15,571,778,959	USD	152,265,177	Deutsche Bank AG	9-17-14	—	(843,251)	(843,251)
				London
JPY	105,765,290,726	USD	1,034,779,268	J. Aron & Company	9-17-14	—	(6,304,358)	(6,304,358)
JPY	4,420,554,794	USD	43,217,374	Morgan Stanley	9-17-14	—	(231,346)	(231,346)
				Capital Services, Inc.
NOK	1,841,866,782	USD	305,016,236	Barclays Bank PLC	9-17-14	—	(12,474,536)	(12,474,536)
				Wholesale
NOK	1,516,984,703	USD	250,024,341	Deutsche Bank AG	9-17-14	—	(9,083,308)	(9,083,308)
				London
NOK	1,015,334,579	USD	167,293,033	J. Aron & Company	9-17-14	—	(6,028,546)	(6,028,546)
NOK	2,286,304,846	USD	379,958,658	Morgan Stanley	9-17-14	—	(16,827,339)	(16,827,339)
				Capital Services, Inc.
NZD	3,009,527	USD	2,607,635	Barclays Bank PLC	9-17-14	—	(62,015)	(62,015)
				Wholesale
NZD	42,604,762	USD	37,044,917	Deutsche Bank AG	9-17-14	—	(1,007,521)	(1,007,521)
				London
NZD	266,411,948	USD	227,767,355	J. Aron & Company	9-17-14	—	(2,421,828)	(2,421,828)
NZD	331,103,743	USD	279,364,240	Morgan Stanley	9-17-14	701,085	—	701,085
				Capital Services, Inc.
SEK	2,284,141,816	USD	338,718,129	Barclays Bank PLC	9-17-14	—	(7,656,578)	(7,656,578)
				Wholesale
SEK	801,451,553	USD	119,171,939	Deutsche Bank AG	9-17-14	—	(3,010,237)	(3,010,237)
				London
SEK	524,649,210	USD	77,538,885	J. Aron & Company	9-17-14	—	(1,496,679)	(1,496,679)

See notes to financial statements	Annual report | Absolute Return Currency Fund	13

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

SEK	111,717,780	USD	16,589,496	Morgan Stanley	9-17-14	—	($397,216)	($397,216)
				Capital Services, Inc.
SGD	91,782,604	USD	73,510,064	Barclays Bank PLC	9-17-14	$64,585	—	64,585
				Wholesale
SGD	77,857,893	USD	62,468,858	Deutsche Bank AG	9-17-14	—	(56,516)	(56,516)
				London
SGD	280,486,285	USD	224,639,498	J. Aron & Company	9-17-14	203,542	—	203,542
SGD	15,953,919	USD	12,831,563	Morgan Stanley	9-17-14	—	(42,602)	(42,602)
				Capital Services, Inc.
USD	29,363,723	AUD	31,557,368	Barclays Bank PLC	9-17-14	124,678	—	124,678
				Wholesale
USD	30,349,432	AUD	32,531,639	Deutsche Bank AG	9-17-14	207,689	—	207,689
				London
USD	99,241,103	AUD	106,320,580	J. Aron & Company	9-17-14	731,234	—	731,234
USD	184,950,943	AUD	199,185,260	Morgan Stanley	9-17-14	398,584	—	398,584
				Capital Services, Inc.
USD	26,799,404	CAD	29,343,579	Deutsche Bank AG	9-17-14	—	(83,261)	(83,261)
				London
USD	416,467,014	CAD	455,970,585	J. Aron & Company	9-17-14	—	(1,263,379)	(1,263,379)
USD	184,034,391	CAD	201,506,075	Morgan Stanley	9-17-14	—	(572,280)	(572,280)
				Capital Services, Inc.
USD	406,911,075	CHF	362,901,721	Barclays Bank PLC	9-17-14	7,450,176	—	7,450,176
				Wholesale
USD	128,813,470	CHF	114,760,919	Deutsche Bank AG	9-17-14	2,491,392	—	2,491,392
				London
USD	731,312,376	CHF	652,771,144	J. Aron & Company	9-17-14	12,780,244	—	12,780,244
USD	252,934,588	CHF	225,608,766	Morgan Stanley	9-17-14	4,597,709	—	4,597,709
				Capital Services, Inc.
USD	293,604,199	EUR	216,140,542	Barclays Bank PLC	9-17-14	4,142,936	—	4,142,936
				Wholesale
USD	462,836,855	EUR	340,302,484	Deutsche Bank AG	9-17-14	7,094,560	—	7,094,560
				London
USD	620,545,496	EUR	455,943,849	J. Aron & Company	9-17-14	9,933,154	—	9,933,154
USD	183,917,360	EUR	135,284,730	Morgan Stanley	9-17-14	2,740,391	—	2,740,391
				Capital Services, Inc.
USD	78,406,752	GBP	45,916,710	Barclays Bank PLC	9-17-14	913,466	—	913,466
				Wholesale
USD	10,400,386	GBP	6,093,168	Deutsche Bank AG	9-17-14	116,992	—	116,992
				London
USD	67,690,735	GBP	39,803,028	J. Aron & Company	9-17-14	515,465	—	515,465
USD	65,082,206	GBP	38,021,258	Morgan Stanley	9-17-14	914,013	—	914,013
				Capital Services, Inc.
USD	207,286,516	NOK	1,266,519,747	Barclays Bank PLC	9-17-14	6,126,557	—	6,126,557
				Wholesale
USD	164,252,904	NOK	990,975,940	Deutsche Bank AG	9-17-14	6,857,270	—	6,857,270
				London
USD	84,030,131	NOK	520,514,579	J. Aron & Company	9-17-14	1,357,368	—	1,357,368
USD	42,384,865	NOK	259,871,503	Morgan Stanley	9-17-14	1,109,759	—	1,109,759
				Capital Services, Inc.
USD	40,223,133	NZD	47,443,430	Barclays Bank PLC	9-17-14	92,933	—	92,933
				Wholesale
USD	146,505,659	NZD	172,547,829	Deutsche Bank AG	9-17-14	555,440	—	555,440
				London
USD	272,596,815	NZD	316,822,091	J. Aron & Company	9-17-14	4,611,679	—	4,611,679

14	Absolute Return Currency Fund | Annual report	See notes to financial statements

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	190,220,390	NZD	220,764,359	Morgan Stanley	9-17-14	$3,486,042	—	$3,486,042
				Capital Services, Inc.
USD	352,575,782	SEK	2,348,528,572	Barclays Bank PLC	9-17-14	12,182,067	—	12,182,067
				Wholesale
USD	249,397,785	SEK	1,664,363,075	Deutsche Bank AG	9-17-14	8,166,430	—	8,166,430
				London
USD	437,432,021	SEK	2,917,713,387	J. Aron & Company	9-17-14	14,541,148	—	14,541,148
USD	364,465,043	SEK	2,429,561,960	Morgan Stanley	9-17-14	12,326,419	—	12,326,419
				Capital Services, Inc.
USD	268,615,331	SGD	336,472,644	Barclays Bank PLC	9-17-14	—	($1,107,421)	(1,107,421)
				Wholesale
USD	40,614,706	SGD	50,874,753	Deutsche Bank AG	9-17-14	—	(167,445)	(167,445)
				London
USD	359,314,831	SGD	449,985,142	J. Aron & Company	9-17-14	—	(1,401,660)	(1,401,660)
USD	155,892,303	SGD	195,222,372	Morgan Stanley	9-17-14	—	(601,595)	(601,595)
				Capital Services, Inc.
						$129,953,159	($102,886,802)	$27,066,357

Currency Abbreviations

AUD	Australian Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	Pound Sterling	USD	United States Dollar
JPY	Japanese Yen

See notes to financial statements	Annual report | Absolute Return Currency Fund	15

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $1,858,683,330)	$1,858,783,161
Receivable for fund shares sold	2,102,079
Receivable for forward foreign currency exchange contracts	129,953,159
Interest receivable	5,422
Receivable due from advisor	1,532
Other receivables and prepaid expenses	88,380

Total assets	1,990,933,733

Liabilities

Payable for forward foreign currency exchange contracts	102,886,802
Payable for fund shares repurchased	3,739,703
Payable to affiliates
Accounting and legal services fees	40,985
Transfer agent fees	43,838
Other liabilities and accrued expenses	199,528

Total liabilities	106,910,856

Net assets	$1,884,022,877

Net assets consist of

Paid-in capital	$1,827,243,424
Accumulated net realized gain (loss) on investments and foreign
currency transactions	29,613,265
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	27,166,188

Net assets	$1,884,022,877

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($47,992,669 ÷ 4,984,432 shares)[1]	$9.63
Class I ($392,389,687 ÷ 40,004,448 shares)	$9.81
Class R6 ($81,010,501 ÷ 8,219,943 shares)	$9.86
Class NAV ($1,362,630,020 ÷ 137,794,019 shares)	$9.89

Maximum offering price per share

Class A (net asset value per share ÷ 97%)[2]	$9.93

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

16	Absolute Return Currency Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$784,351

Expenses

Investment management fees	12,515,144
Distribution and service fees	113,893
Accounting and legal services fees	177,041
Transfer agent fees	221,334
Trustees’ fees	17,663
State registration fees	61,856
Printing and postage	16,754
Professional fees	68,522
Custodian fees	156,699
Registration and filing fees	119,391
Expense recapture	28,350
Other	22,678

Total expenses	13,519,325
Less expense reductions	(109,518)

Net expenses	13,409,807

Net investment loss	(12,625,456)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments and foreign currency transactions	32,789,905

Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	47,829,221

Net realized and unrealized gain	80,619,126

Increase in net assets from operations	$67,993,670

See notes to financial statements	Annual report | Absolute Return Currency Fund	17

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-14	7-31-13
Increase (decrease) in net assets

From operations
Net investment loss	($12,625,456)	($9,287,883)
Net realized gain	32,789,905	98,362,116
Change in net unrealized appreciation (depreciation)	47,829,221	25,264,997

Increase in net assets resulting from operations	67,993,670	114,339,230

Distributions to shareholders
From net realized gain
Class A	(2,367,167)	(242,826)
Class I	(5,443,267)	(841,400)
Class R6	(2,910,158)	(52,774)
Class NAV	(75,237,482)	(13,441,057)

Total distributions	(85,958,074)	(14,578,057)

From fund share transactions	707,116,637	137,167,224

Total increase	689,152,233	236,928,397

Net assets

Beginning of year	1,194,870,644	957,942,247

End of year	$1,884,022,877	$1,194,870,644

18	Absolute Return Currency Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.91	$9.16	$8.58	$10.00
Net investment loss[2]	(0.13)	(0.14)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	0.50	1.02	0.72	(1.28)
Total from investment operations	0.37	0.88	0.58	(1.42)
Less distributions
From net realized gain	(0.65)	(0.13)	—	—
Net asset value, end of period	$9.63	$9.91	$9.16	$8.58
Total return (%)[3,4]	4.13	9.69	6.76	(14.20)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$48	$28	$11	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	1.61[6]	1.74	1.56[7]
Expenses including reductions	1.42	1.60	1.60	1.56[7]
Net investment loss	(1.36)	(1.50)	(1.53)	(1.48)[7]
Portfolio turnover (%)	—	—	—	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Does not reflect the effect of sales charges, if any.
5 Not annualized.
6 Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.
7 Annualized.

CLASS I SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.05	$9.24	$8.61	$10.00
Net investment loss[2]	(0.10)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	0.51	1.04	0.73	(1.30)
Total from investment operations	0.41	0.94	0.63	(1.39)
Less distributions
From net realized gain	(0.65)	(0.13)	—	—
Net asset value, end of period	$9.81	$10.05	$9.24	$8.61
Total return (%)[3]	4.49	10.26	7.32	(13.90)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$392	$65	$43	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.11	1.17	1.05[5]
Expenses including reductions	1.05	1.11	1.17	1.05[5]
Net investment loss	(1.00)	(1.01)	(1.10)	(0.98)[5]
Portfolio turnover (%)	—	—	—	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Absolute Return Currency Fund	19

CLASS R6 SHARES Period ended	7-31-14	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.09	$9.27	$9.29
Net investment loss[2]	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain on investments	0.51	1.04	0.05
Total from investment operations	0.42	0.95	(0.02)
Less distributions
From net realized gain	(0.65)	(0.13)	—
Net asset value, end of period	$9.86	$10.09	$9.27
Total return (%)[3]	4.58	10.34	(0.22)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$81	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.52	1.40[5]
Expenses including reductions	0.99	1.05	1.05[5]
Net investment loss	(0.94)	(0.95)	(0.97)[5]
Portfolio turnover (%)	—	—	—

1 The inception date for Class R6 shares is 11-1-11.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

CLASS NAV SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.11	$9.28	$8.63	$10.00
Net investment loss[2]	(0.08)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.51	1.04	0.73	(1.29)
Total from investment operations	0.43	0.96	0.65	(1.37)
Less distributions
From net realized gain	(0.65)	(0.13)	—	—
Net asset value, end of period	$9.89	$10.11	$9.28	$8.63
Total return (%)[3]	4.66	10.43	7.53	(13.70)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,363	$1,098	$901	$878
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.92	0.94	0.95[5]
Expenses including reductions	0.91	0.92	0.93	0.95[5]
Net investment loss	(0.85)	(0.82)	(0.86)	(0.86)[5]
Portfolio turnover (%)	—	—	—	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

20	Absolute Return Currency Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Absolute Return Currency Fund, formerly John Hancock Currency Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Effective January 3, 2014, the investment objective of the fund is to achieve absolute return from investments in currency markets. Prior to January 3, 2014, the fund’s investment objective was to seek to achieve total return from investments in currency markets.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Effective January 3, 2014, John Hancock Currency Strategies Fund changed its name to John Hancock Absolute Return Currency Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

Annual report | Absolute Return Currency Fund	21

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of July 31, 2014, all investments are categorized as Level 2 under the hierarchy described above, except for money market funds, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is

22	Absolute Return Currency Fund | Annual report

reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $947. For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	JULY 31, 2014	JULY 31, 2013

Ordinary Income	$25,997,538	—
Long-Term Capital Gains	59,960,536	$14,578,057
Total	$85,958,074	$14,578,057

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2014, the components of distributable earnings on a tax basis consisted of $16,118,639 of undistributed ordinary income and $43,670,098 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and derivative transactions.

Annual report | Absolute Return Currency Fund	23

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Non-deliverable forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

24	Absolute Return Currency Fund | Annual report

During the year ended July 31, 2014, the fund used forward foreign currency contracts to manage exposure to foreign currency. During the year ended July 31, 2014, the fund held forward foreign currency contracts with U.S. dollar notional values ranging from $6.8 billion to $14.5 billion, as measured at each quarter end. Forward currency contracts are presented in a table at the end of the Fund’s investments.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2014 by risk category:

		FINANCIAL		LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	ASSET DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign Currency	Receivable/Payable for	Forward foreign	$129,953,159	($102,886,802)
Contracts	forward foreign currency	currency
	exchange contracts	contracts

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund’s exposure to counterparties subject to an ISDA for OTC derivative transactions:

	TOTAL MARKET VALUE	COLLATERAL	COLLATERAL
COUNTERPARTY	OF OTC DERIVATIVES	RECEIVED BY FUND	PLEDGED BY FUND	NET EXPOSURE

Barclays Bank PLC	$1,606,279	$800,000	—	$806,279
Wholesale
Deutsche Bank	9,112,872	10,280,000	—	(1,167,128)
AG London
J. Aron & Company	15,919,263	17,532,000	—	(1,612,737)
Morgan Stanley	427,943	—	—	427,943
Capital Services, Inc.
Totals	$27,066,357	$28,612,000	—	($1,545,643)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

		INVESTMENTS AND FOREIGN
RISK	STATEMENT OF OPERATIONS LOCATION	CURRENCY TRANSACTIONS*

Foreign Currency Contracts	Net realized gain (loss) on	$32,789,863

* Realized gain/loss associated with forward currency contracts is included in this caption on the Statement of operations.

Annual report | Absolute Return Currency Fund	25

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

		INVESTMENTS AND TRANSLATION OF
		ASSETS AND LIABILITIES IN
RISK	STATEMENT OF OPERATIONS LOCATION	FOREIGN CURRENCIES*

Foreign Currency Contracts	Change in net unrealized	$47,776,156
	appreciation (depreciation) of

*Change in unrealized appreciation/depreciation associated with forward currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.95% of the first $250 million of the fund’s average daily net assets, b) 0.90% of the next $250 million of the fund’s average daily net assets and c) 0.85% of the fund’s average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating funds). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating funds that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating funds that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating funds that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating funds in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

26	Absolute Return Currency Fund | Annual report

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.60% and 1.05% for Class A and Class R6 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation, acquired fund fees, short dividend expense and indemnification expenses and other extraordinary expenses. The fee waivers and/or reimbursements will continue in effect until November 30, 2014, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Effective Febrauary 1, 2014, for Class R6 shares, the Advisor has contractually agreed to waive and/ or reimburse all class specific expense of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until November 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time. This waiver was in effect on a voluntary basis from January 1, 2014 to January 31, 2014.

The fee waivers and/or expense reductions described above amounted to $2,384, $9,137, $22,613 and $75,384 for Class A, Class I, Class R6 and Class NAV shares, respectively, for the year ended July 31, 2014.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2014 were equivalent to a net annual effective rate of 0.87% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. For the year ended July 31, 2014, the fund recovered $194 and $28,156 for Class A and Class R6 shares, respectively. As of July 31, 2014, there are no waivers or reimbursements subject to potential recovery in future periods.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees under this arrangement, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $40,834 for the year ended July 31, 2014. Of this amount, $7,361 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $33,473 was paid as sales commissions to broker-dealers.

Annual report | Absolute Return Currency Fund	27

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$113,893	$51,929	$22,772	$3,853
Class I	—	159,921	22,100	10,889
Class R6	—	9,484	16,984	2,012
Total	$113,893	$221,334	$61,856	$16,754

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2014 and 2013 were as follows:

		Year ended 7-31-14		Year ended 7-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	4,117,805	$39,711,024	2,026,889	$19,456,689
Distributions reinvested	258,866	2,363,445	25,805	242,826
Repurchased	(2,263,473)	(21,542,273)	(377,414)	(3,571,049)

Net increase	2,113,198	$20,532,196	1,675,280	$16,128,466

28	Absolute Return Currency Fund | Annual report

		Year ended 7-31-14		Year ended 7-31-13
	Shares	Amount	Shares	Amount
Class I shares

Sold	37,266,729	$363,910,879	5,919,465	$57,233,333
Distributions reinvested	532,117	4,938,050	88,141	838,218
Repurchased	(4,223,811)	(41,396,987)	(4,218,643)	(41,908,084)

Net increase	33,575,035	$327,451,942	1,788,963	$16,163,467

Class R6 shares

Sold	8,047,803	$79,526,488	143,411	$1,361,026
Distributions reinvested	18,478	172,217	5,526	52,774
Repurchased	(231,845)	(2,314,444)	(88,174)	(848,024)

Net increase	7,834,436	$77,384,261	60,763	$565,776

Class NAV shares

Sold	31,875,856	$312,057,054	22,335,412	$213,201,264
Distributions reinvested	8,046,790	75,237,482	1,405,968	13,441,057
Repurchased	(10,669,662)	(105,546,298)	(12,299,583)	(122,332,806)

Net increase	29,252,984	$281,748,238	11,441,797	$104,309,515

Total net increase	72,775,653	$707,116,637	14,966,803	$137,167,224

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2014.

Note 7 — Purchase and sale of securities

All purchases and sales of the fund were of short-term investments for the year ended July 31, 2014.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2014, funds within the John Hancock group of funds complex held 72.3% of the fund’s net assets. The following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATED
FUND	CONCENTRATION

John Hancock Lifestyle Balanced Portfolio	19.5%
John Hancock Lifestyle Growth Portfolio	17.7%
John Hancock Alternative Asset Allocation Fund	9.1%
John Hancock Lifestyle Conservative Portfolio	6.1%
John Hancock Lifestyle Moderate Portfolio	6.0%
John Hancock Lifestyle Aggressive Portfolio	5.0%

Annual report | Absolute Return Currency Fund	29

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Absolute Return Currency Fund (formerly, John Hancock Currency Strategies Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Absolute Return Currency Fund (formerly, John Hancock Currency Strategies Fund) (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

30	Absolute Return Currency Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund paid $59,960,536 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Absolute Return Currency Fund	31

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with First Quadrant, LP (the Subadvisor), for John Hancock Absolute Return Currency Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23–25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27–29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23–25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board

32	Absolute Return Currency Fund | Annual report

also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Annual report | Absolute Return Currency Fund	33

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-, and three-year periods ended December 31, 2013. The Board also noted that the fund had underperformed its peer group average for the one-year period ended December 31, 2013 and outperformed its peer group average for the three-year period ended December 31, 2013.

The Board took into account management’s discussion of the fund’s performance. The Board also took into account management’s discussion of the differences between the investment strategy of the fund and those of its peer group. In addition, the Board noted the fund’s favorable performance relative to the benchmark index for the one-, and three-year periods and to the peer group for the three-year period.

The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and has outperformed the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees are higher than the peer group median, and the total expenses for the fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund, and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the

34	Absolute Return Currency Fund | Annual report

services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less

Annual report | Absolute Return Currency Fund	35

than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to

36	Absolute Return Currency Fund | Annual report

assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the sub-advisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

Annual report | Absolute Return Currency Fund	37

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and has outperformed its benchmark index;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

38	Absolute Return Currency Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

Annual report | Absolute Return Currency Fund	39

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

40	Absolute Return Currency Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Andrew G. Arnott, Born: 1971	2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

Annual report | Absolute Return Currency Fund	41

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

42	Absolute Return Currency Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	First Quadrant, L.P.
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Andrew G. Arnott	Legal counsel
President	K&L Gates LLP
John J. Danello
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
Francis V. Knox, Jr.	PricewaterhouseCoopers LLP
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Absolute Return Currency Fund	43

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Absolute Return Currency Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	364A 7/14
MF195334	9/14

John Hancock
Fundamental Large Cap Core Fund

Annual report 7/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended July 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	8.51	—	—	11.97	8.51	—	—	43.07

Class I2	14.62	—	—	14.28	14.62	—	—	52.61

Index†	16.94	—	—	14.53	16.94	—	—	53.67

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Gross (%)	2.44	1.83
Net (%)	1.30	0.94

Please refer to the most recent prospectuses and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the S&P 500 Index.

See the following page for footnotes.

6	Fundamental Large Cap Core Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	6-1-11	$15,261	$15,261	$15,367

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 From 6-1-11.

2 For certain types of investors as described in the fund’s prospectus.

Annual report | Fundamental Large Cap Core Fund	7

Management’s discussion of
Fund performance

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. stocks rallied for the year ended July 31, 2014, gaining momentum last fall as Congress reached a budget agreement to end the federal government shutdown. The rally gathered steam as economic growth improved in the fourth quarter and many corporations reported better-than-expected earnings. Severe winter weather that dampened economic growth and financial turmoil in emerging markets hampered returns in the first quarter. However, an improving job outlook, better economic data, and favorable corporate earnings helped revive the rally last spring, outweighing concerns over mounting geopolitical tensions and potentially higher interest rates.

Over the twelve-month reporting period, John Hancock Fundamental Large Cap Core Fund’s Class A shares returned 14.23%, excluding sales charges, which lagged the 16.94% gain of the S&P 500 Index. Security selection and a sizable overweight in the financials sector hindered performance versus the index. Individual disappointments included diversified financial Bank of America Corp. Its return was hampered by continued low interest rates and a miscalculation of its capital position that forced the company to submit revised plans to regulators for a dividend increase and also to suspend plans for a stock buyback. Elsewhere, shares of e-commerce leader Amazon.com, Inc. were held back by concern that the company’s investments for long-term growth were hindering short-term profits. Networking equipment company Cisco Systems, Inc. also detracted as sluggish end-market demand pressured the stock’s return. An overweight in the top-performing information technology sector gave the biggest boost to relative performance. Winners here included consumer technology leader Apple, Inc., which saw strong earnings results and shareholder-friendly initiatives drive its stock up over 50% for the year. An overweight in search engine company Google, Inc. also contributed, as growing click volumes and a two-for-one stock split helped fuel a sizable gain in its share price.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Fundamental Large Cap Core Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,058.70	$6.64	1.30%

Class I	1,000.00	1,060.80	4.80	0.94%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Fundamental Large Cap Core Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,018.30	$6.51	1.30%

Class I	1,000.00	1,020.10	4.71	0.94%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Fundamental Large Cap Core Fund | Annual report

Portfolio summary

Top 10 Holdings (38.9% of Net Assets on 7-31-14)[1,2]

Apple, Inc.	5.1%	Facebook, Inc., Class A	4.1%

Amazon.com, Inc.	4.9%	Lennar Corp., Class A	3.1%

JPMorgan Chase & Company	4.4%	The Goldman Sachs Group, Inc.	3.0%

QUALCOMM, Inc.	4.2%	EMC Corp.	3.0%

Bank of America Corp.	4.2%	American International Group, Inc.	2.9%

Sector Composition[1,3]

Information Technology	25.0%	Health Care	6.7%

Financials	24.2%	Industrials	5.9%

Consumer Discretionary	16.1%	Consumer Staples	5.7%

Energy	12.6%	Short-Term Investments & Other	3.8%

1 As a percentage of net assets on 7-31-14.

2 Cash and cash equivalents not included.

3 Large company stocks could fall out of favor. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility, and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Illiquid securities may be difficult to sell at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | Fundamental Large Cap Core Fund	11

Fund’s investments

As of 7-31-14

	Shares	Value
Common Stocks 96.2%		$39,196,629

(Cost $33,681,983)

Consumer Discretionary 16.1%		6,578,827

Hotels, Restaurants & Leisure 2.4%

McDonald’s Corp.	5,860	554,122

Starbucks Corp.	5,648	438,737

Household Durables 6.1%

Lennar Corp., Class A	35,021	1,268,811

NVR, Inc. (I)	653	735,578

Tempur Sealy International, Inc. (I)	9,054	495,344

Internet & Catalog Retail 4.9%

Amazon.com, Inc. (I)	6,360	1,990,615

Specialty Retail 2.7%

CarMax, Inc. (I)	9,418	459,693

Lowe’s Companies, Inc.	13,290	635,927

Consumer Staples 5.7%		2,304,621

Beverages 4.6%

Diageo PLC, ADR	4,772	573,690

PepsiCo, Inc.	9,357	824,352

SABMiller PLC	8,938	486,688

Tobacco 1.1%

Philip Morris International, Inc.	5,120	419,891

Energy 12.6%		5,126,581

Energy Equipment & Services 3.9%

National Oilwell Varco, Inc.	6,365	515,820

Schlumberger, Ltd.	9,926	1,075,879

Oil, Gas & Consumable Fuels 8.7%

Apache Corp.	9,576	983,072

Cabot Oil & Gas Corp.	12,327	406,175

Chevron Corp.	3,545	458,156

Exxon Mobil Corp.	4,361	431,477

Occidental Petroleum Corp.	8,965	875,970

Southwestern Energy Company (I)	9,365	380,032

12	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

	Shares	Value
Financials 24.2%		$9,839,686

Banks 12.1%

Bank of America Corp.	113,230	1,726,758

Citigroup, Inc.	19,718	964,407

JPMorgan Chase & Company	31,041	1,790,134

Wells Fargo & Company	8,496	432,446

Capital Markets 7.3%

Morgan Stanley	19,284	623,645

State Street Corp.	5,392	379,812

T. Rowe Price Group, Inc.	9,553	741,886

The Goldman Sachs Group, Inc.	7,171	1,239,651

Consumer Finance 1.0%

American Express Company	4,325	380,600

Insurance 3.8%

American International Group, Inc.	22,643	1,176,983

Prudential Financial, Inc.	4,408	383,364

Health Care 6.7%		2,734,384

Biotechnology 1.8%

Amgen, Inc.	5,592	712,365

Health Care Equipment & Supplies 1.4%

Medtronic, Inc.	9,340	576,652

Pharmaceuticals 3.5%

Merck & Company, Inc.	13,453	763,323

Novartis AG, ADR	7,845	682,044

Industrials 5.9%		2,424,445

Aerospace & Defense 0.9%

L-3 Communications Holdings, Inc.	3,528	370,299

Air Freight & Logistics 1.1%

United Parcel Service, Inc., Class B	4,576	444,284

Industrial Conglomerates 1.6%

General Electric Company	27,016	679,452

Machinery 1.0%

Caterpillar, Inc.	4,100	413,075

Professional Services 1.3%

IHS, Inc., Class A (I)	3,938	517,335

Information Technology 25.0%		10,188,085

Communications Equipment 4.2%

QUALCOMM, Inc.	23,466	1,729,444

Internet Software & Services 10.1%

Facebook, Inc., Class A (I)	22,845	1,659,689

Google, Inc., Class A (I)	1,521	881,496

Google, Inc., Class C (I)	1,521	869,404

LinkedIn Corp., Class A (I)	3,917	707,567

Software 2.6%

Oracle Corp.	25,925	1,047,111

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	13

	Shares	Value
Technology Hardware, Storage & Peripherals 8.1%

Apple, Inc.	21,602	$2,064,503

EMC Corp.	41,941	1,228,871

Short-Term Investments 3.6%		$1,466,000

(Cost $1,466,000)

Repurchase Agreement 3.6%		1,466,000
Barclays Tri-Party Repurchase Agreement dated 7-31-14 at 0.600% to be repurchased at $1,466,002 on 8-1-14, collateralized by $1,419,500
Treasury Inflation Index Notes, 0.125% due 4-15-18 (valued at
$1,495,336 including interest)	1,466,000	1,466,000

Total investments (Cost $35,147,983)† 99.8%		$40,662,629

Other assets and liabilities, net 0.2%		$65,890

Total net assets 100.0%		$40,728,519

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $35,244,912. Net unrealized appreciation aggregated $5,417,717 of which $5,460,041 related to appreciated investment securities and $42,324 related to depreciated investment securities.

14	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $35,147,983)	$40,662,629
Cash	42,116
Foreign currency, at value (Cost $7,845)	7,801
Receivable for fund shares sold	101,789
Dividends and interest receivable	11,696
Other receivables and prepaid expenses	21,799

Total assets	40,847,830

Liabilities

Payable for fund shares repurchased	65,609
Payable to affiliates
Accounting and legal services fees	956
Transfer agent fees	4,049
Investment management fees	790
Other liabilities and accrued expenses	47,907

Total liabilities	119,311

Net assets	$40,728,519

Net assets consist of

Paid-in capital	$34,374,526
Undistributed net investment income	70,580
Accumulated net realized gain (loss) on investments and foreign
currency transactions	768,811
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	5,514,602

Net assets	$40,728,519

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($7,086,772 ÷ 491,223 shares)[1]	$14.43
Class I ($33,641,747 ÷ 2,322,419 shares)	$14.49

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$15.19

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	15

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$489,643
Interest	192
Less foreign taxes withheld	(2,969)

Total investment income	486,866

Expenses

Investment management fees	232,665
Distribution and service fees	18,543
Accounting and legal services fees	4,164
Transfer agent fees	38,897
Trustees’ fees	417
State registration fees	37,441
Printing and postage	11,949
Professional fees	38,108
Custodian fees	9,563
Registration and filing fees	21,466
Expense recapture	1,899
Other	6,745

Total expenses	421,857
Less expense reductions	(97,943)

Net expenses	323,914

Net investment income	162,952

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	1,053,677
1,053,677
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in
foreign currencies	2,810,947
2,810,947
Net realized and unrealized gain	3,864,624

Increase in net assets from operations	$4,027,576

16	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-14	7-31-13

Increase (decrease) in net assets

From operations
Net investment income	$162,952	$101,324
Net realized gain	1,053,677	507,629
Change in net unrealized appreciation (depreciation)	2,810,947	2,533,372

Increase in net assets resulting from operations	4,027,576	3,142,325

Distributions to shareholders
From net investment income
Class A	(17,255)	(4,589)
Class I	(145,853)	(34,650)
From net realized gain
Class A	(136,434)	(32,865)
Class I	(536,586)	(71,193)

Total distributions	(836,128)	(143,297)

From fund share transactions	14,790,023	15,697,060

Total increase	17,981,471	18,696,088

Net assets

Beginning of year	22,747,048	4,050,960

End of year	$40,728,519	$22,747,048

Undistributed net investment income	$70,580	$70,156

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	17

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$12.95	$10.35	$9.73	$10.00
Net investment income[2]	0.03	0.06	0.04	—[3]
Net realized and unrealized gain (loss) on investments	1.80	2.67	0.64	(0.27)
Total from investment operations	1.83	2.73	0.68	(0.27)
Less distributions
From net investment income	(0.04)	(0.02)	(0.03)	—
From net realized gain	(0.31)	(0.11)	(0.03)	—
Total distributions	(0.35)	(0.13)	(0.06)	—
Net asset value, end of period	$14.43	$12.95	$10.35	$9.73
Total return (%)[4,5]	14.23	26.53	7.09	(2.70)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$7	$5	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	2.45	6.29	5.95[7]
Expenses including reductions	1.30	1.30	1.30	1.30[7]
Net investment income (loss)	0.22	0.56	0.46	(0.12)[7]
Portfolio turnover (%)	23	31	40	4

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Does not reflect the effect of sales charges, if any.
6 Not annualized.
7 Annualized.

CLASS I SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$13.00	$10.38	$9.74	$10.00
Net investment income[2]	0.08	0.11	0.09	0.01
Net realized and unrealized gain (loss) on investments	1.80	2.67	0.64	(0.27)
Total from investment operations	1.88	2.78	0.73	(0.26)
Less distributions
From net investment income	(0.08)	(0.05)	(0.06)	—
From net realized gain	(0.31)	(0.11)	(0.03)	—
Total distributions	(0.39)	(0.16)	(0.09)	—
Net asset value, end of period	$14.49	$13.00	$10.38	$9.74
Total return (%)[3]	14.62	27.07	7.58	(2.60)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$34	$18	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.80	7.53	5.61[5]
Expenses including reductions	0.94	0.92	0.84	0.84[5]
Net investment income	0.58	0.89	0.93	0.36[5]
Portfolio turnover (%)	23	31	40	4

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

18	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage, and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value

Annual report | Fundamental Large Cap Core Fund	19

of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$6,578,827	$6,578,827	—	—
Consumer Staples	2,304,621	1,817,933	$486,688	—
Energy	5,126,581	5,126,581	—	—
Financials	9,839,686	9,839,686	—	—
Health Care	2,734,384	2,734,384	—	—
Industrials	2,424,445	2,424,445	—	—
Information Technology	10,188,085	10,188,085	—	—
Short-Term Investments	1,466,000	—	1,466,000	—

Total Investments in
Securities	$40,662,629	$38,709,941	$1,952,688	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian or for tri-party repurchase agreements, collateral is held at a third party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

20	Fundamental Large Cap Core Fund | Annual report

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $464. For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Annual report | Fundamental Large Cap Core Fund	21

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	JULY 31, 2014	JULY 31, 2013

Ordinary Income	$310,126	$73,563
Long-Term Capital Gain	526,002	69,734
Total	$836,128	$143,297

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2014, the components of distributable earnings on a tax basis consisted of $255,304 of undistributed ordinary income and $681,016 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.725% of the first $500 million of the fund’s average daily net assets; b) 0.700% of the next $500 million of the fund’s average daily net assets; c) 0.675% of the next $500 million of the

22	Fundamental Large Cap Core Fund | Annual report

fund’s average daily net assets; and d) 0.650% of the fund’s average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expense at 1.30% and 0.94% for Class A and Class I shares respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, underlying fund expenses, and short dividend expense. The current expense limitation agreement expires on November 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time.

Additionally, the Advisor has voluntarily agreed to waive other expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commissions, interest expense, acquired fund fees, short dividend expense, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.20% of average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

The expense reductions described above amounted to $26,406 and $71,537 for Class A and Class I shares, respectively, for the year ended July 31, 2014.

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the year ended July 31, 2014 were equivalent to a net effective rate of 0.42% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2014, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNT RECOVERED
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	DURING THE YEAR
JULY 1, 2015	JULY 1, 2016	JULY 1, 2017	ENDED JULY 31, 2014

$139,441	$112,320	$95,919	$1,899

Annual report | Fundamental Large Cap Core Fund	23

Amounts recovered by class
CLASS A	CLASS I	TOTAL

$340	$1,559	$1,899

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014, amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $25,427 for the year ended July 31, 2014. Of this amount, $4,225 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $21,165 was paid as sales commissions to broker-dealers and $37 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

24	Fundamental Large Cap Core Fund | Annual report

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE REGISTRATION	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	FEES	POSTAGE

Class A	$18,543	$8,448	$16,689	$2,355
Class I	—	30,449	20,752	9,594
Total	$18,543	$38,897	$37,441	$11,949

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2014 and 2013 were as follows:

	Year ended 7-31-14		Year ended 7-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	191,257	$2,651,645	136,512	$1,590,142
Distributions reinvested	6,201	86,878	1,250	13,835
Repurchased	(77,648)	(1,081,548)	(48,294)	(564,008)

Net increase	119,810	$1,656,975	89,468	$1,039,969

Class I shares

Sold	1,351,001	$18,686,613	1,365,519	$15,807,369
Distributions reinvested	48,616	682,083	9,544	105,843
Repurchased	(456,873)	(6,235,648)	(104,409)	(1,256,121)

Net increase	942,744	$13,133,048	1,270,654	$14,657,091

Total net increase	1,062,554	$14,790,023	1,360,122	$15,697,060

Affiliates of the fund owned 39% of shares of beneficial interest of Class A, on July 31, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities other than short-term securities, amounted to $20,145,344 and $7,100,371 respectively, for the year ended July 31, 2014.

Annual report | Fundamental Large Cap Core Fund	25

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Fundamental Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Large Cap Core Fund (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

26	Fundamental Large Cap Core Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified divided income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $526,002 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Fundamental Large Cap Core Fund	27

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23–25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27–29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23–25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities

28	Fundamental Large Cap Core Fund | Annual report

markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

Annual report | Fundamental Large Cap Core Fund	29

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2013 and outperformed its benchmark index for the since inception period ended December 31, 2013. The Board also noted that the fund had outperformed its peer group average for the one-year and since inception periods ended December 31, 2013.

The Board took into account management’s discussion of the fund’s performance and noted that the fund had a relatively limited performance history since its inception on June 1, 2011. The Board also noted the fund’s favorable performance relative to the peer group for the one-year period.

The Board concluded that the fund’s performance has generally outperformed the historical performance of comparable funds and has been in line with or outperformed its benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses, as well as actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has an expense cap until November 2014, which reduces certain expenses for the fund. In addition, the Board noted that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

30	Fundamental Large Cap Core Fund | Annual report

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j) noted that the subadvisory fee for the fund is paid by the Advisor; and

(k) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

Annual report | Fundamental Large Cap Core Fund	31

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that

32	Fundamental Large Cap Core Fund | Annual report

the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the sub-advisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund has generally outperformed the historical performance of comparable funds and has been in line with or outperformed its benchmark index;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Fundamental Large Cap Core Fund	33

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

34	Fundamental Large Cap Core Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Fundamental Large Cap Core Fund	35

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Andrew G. Arnott, Born: 1971	2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

36	Fundamental Large Cap Core Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

Annual report | Fundamental Large Cap Core Fund	37

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Andrew G. Arnott
President	Legal counsel
K&L Gates LLP
John J. Danello
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

38	Fundamental Large Cap Core Fund | Annual report

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	372A 7/14
MF195338	9/14

John Hancock
Fundamental Large Cap Value Fund

Annual report 7/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended July 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception

Class A	9.32	—	—	14.12[1]	9.32	—	—	51.95[1]

Class I2	15.40	—	—	16.47[1]	15.40	—	—	62.06[1]

Class NAV[2]	15.69	—	—	26.60[3]	15.69	—	—	100.19[3]

Index†	15.47	—	—	14.58[1]	15.47	—	—	53.88[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross (%)	1.51	1.12	0.70
Net (%)	1.30	0.94	0.70

Please refer to the most recent prospectuses and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Russell 1000 Value Index.

See the following page for footnotes.

6	Fundamental Large Cap Value Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	6-1-11	$16,206	$16,206	$15,388

Class NAV[2]	8-23-11	20,119	20,119	18,780

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 From 6-1-11.
2 For certain types of investors as described in the fund’s prospectuses.
3 From 8-23-11.

Annual report | Fundamental Large Cap Value Fund	7

Management’s discussion of

Fund performance

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. stocks rallied for the year ended July 31, 2014, gaining momentum last fall as Congress reached a budget agreement to end the federal government shutdown. The rally gathered steam as economic growth improved and many corporations reported better-than-expected earnings. However, severe winter weather that dampened economic growth hampered the market’s progress in the first quarter. An improving job and economic outlook and favorable corporate earnings helped revive the rally starting in mid-May, largely outweighing concerns over mounting geopolitical tensions and potentially higher interest rates.

Over the twelve-month reporting period, John Hancock Fundamental Large Cap Value Fund’s Class A shares advanced 15.08%, excluding sales charges, versus the 15.47% gain of its benchmark, the Russell 1000 Value Index. Consumer staples and financials hindered relative performance. One of the biggest individual detractors was Germany-based sports apparel company adidas AG, an out-of-index position in the consumer discretionary sector. Its stock suffered as slowing growth in emerging markets impeded revenues. An overweight in The Goldman Sachs Group, Inc. also hampered results, as lower industry-wide trading volumes and rising costs related to new regulatory requirements kept a lid on the investment bank’s stock return. A large overweight in information technology and security selection in energy helped the most versus the index. Top contributors included an outsized stake in consumer technology leader Apple, Inc., which saw strong earnings results, a deal to sell iPhones through wireless carrier China Mobile, new shareholder-friendly initiatives, and anticipation of new and refreshed products push its stock up over 50%. An out-of-index stake in energy services company Weatherford International PLC also helped, as a renewed focus on core businesses, divesture of less profitable operations, and cost cutting drove its stock sharply higher.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Fundamental Large Cap Value Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1,2]	expense ratio

Class A	$1,000.00	$1,092.20	$6.74	1.30%

Class C	1,000.00	984.90	1.85	2.00%

Class I	1,000.00	1,094.40	4.88	0.94%

Class NAV	1,000.00	1,095.40	3.48	0.67%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Fundamental Large Cap Value Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[3]	expense ratio

Class A	$1,000.00	$1,018.30	$6.51	1.30%

Class C	1,000.00	1,002.80	1.87	2.00%

Class I	1,000.00	1,020.10	4.71	0.94%

Class NAV	1,000.00	1,021.50	3.36	0.67%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio for Class A, Class I and Class NAV shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
2 Expenses are equal to the fund’s annualized expense ratio for Class C shares, multiplied by the average account value over the period, multiplied by 34/365 (to reflect the period).
3 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Fundamental Large Cap Value Fund | Annual report

Portfolio summary

Top 10 Holdings (37.0% of Net Assets on 7-31-14)[1,2]

JPMorgan Chase & Company	4.7%	Apache Corp.	3.3%

Bank of America Corp.	4.5%	Weatherford International PLC	3.1%

Apple, Inc.	4.2%	Morgan Stanley	3.1%

American International Group, Inc.	4.1%	Lennar Corp., Class A	3.1%

The Goldman Sachs Group, Inc.	3.9%	Citigroup, Inc.	3.0%

Sector Composition[1,3]

Financials	32.1%	Industrials	7.1%

Energy	15.8%	Health Care	5.9%

Information Technology	13.3%	Materials	2.8%

Consumer Discretionary	10.7%	Short-Term Investments & Other	2.2%

Consumer Staples	10.1%

Country Composition[1,3]

United States	86.6%	Netherlands	2.6%

Switzerland	4.7%	France	1.0%

United Kingdom	4.2%	Germany	0.9%

1 As a percentage of net assets on 7-31-14.
2 Cash and cash equivalents are not included.
3 Large company stocks could fall out of favor. Value stocks may decline in price. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Illiquid securities may be difficult to sell at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | Fundamental Large Cap Value Fund	11

Fund’s investments

As of 7-31-14

	Shares	Value

Common Stocks 97.8%	$1,188,378,141

(Cost $917,467,225)

Consumer Discretionary 10.7%		130,450,872

Household Durables 6.4%

Lennar Corp., Class A	1,042,394	37,765,934

NVR, Inc. (I)	10,951	12,335,863

Tempur Sealy International, Inc. (I)	496,496	27,163,296

Specialty Retail 3.4%

Advance Auto Parts, Inc.	139,245	16,863,962

Lowe’s Companies, Inc.	521,035	24,931,525

Textiles, Apparel & Luxury Goods 0.9%

adidas AG	143,845	11,390,292

Consumer Staples 10.1%		122,508,876

Beverages 5.6%

Diageo PLC, ADR	129,909	15,617,660

Heineken Holding NV	188,647	12,010,757

PepsiCo, Inc.	225,863	19,898,530

SABMiller PLC	385,362	20,983,570

Food Products 1.1%

Danone SA	175,322	12,663,643

Household Products 1.2%

The Procter & Gamble Company	187,180	14,472,758

Tobacco 2.2%

Imperial Tobacco Group PLC	331,003	14,330,420

Philip Morris International, Inc.	152,805	12,531,538

Energy 15.8%		191,991,654

Energy Equipment & Services 4.3%

National Oilwell Varco, Inc.	175,903	14,255,179

Weatherford International PLC (I)	1,696,998	37,961,845

Oil, Gas & Consumable Fuels 11.5%

Apache Corp.	395,145	40,565,586

Cabot Oil & Gas Corp.	522,879	17,228,863

Chevron Corp.	174,025	22,490,991

Exxon Mobil Corp.	131,889	13,049,098

Occidental Petroleum Corp.	367,896	35,947,118

Southwestern Energy Company (I)	258,575	10,492,974

12	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

	Shares	Value
Financials 32.1%		$389,688,049

Banks 15.9%

Bank of America Corp.	3,591,443	54,769,506

CIT Group, Inc.	541,208	26,578,725

Citigroup, Inc.	751,226	36,742,464

JPMorgan Chase & Company	988,448	57,003,796

Wells Fargo & Company	360,248	18,336,623

Capital Markets 12.1%

AllianceBernstein Holding LP	1,122,342	29,338,020

Morgan Stanley	1,170,442	37,852,094

Northern Trust Corp.	212,611	14,221,550

State Street Corp.	252,394	17,778,633

The Goldman Sachs Group, Inc.	277,503	47,971,944

Insurance 4.1%

American International Group, Inc.	944,492	49,094,694

Health Care 5.9%		70,961,374

Biotechnology 1.1%

Amgen, Inc.	99,545	12,681,038

Health Care Equipment & Supplies 1.6%

Medtronic, Inc.	320,697	19,799,833

Pharmaceuticals 3.2%

Merck & Company, Inc.	345,132	19,582,790

Novartis AG, ADR	217,365	18,897,713

Industrials 7.1%		86,743,284

Air Freight & Logistics 1.7%

FedEx Corp.	144,301	21,194,931

Electrical Equipment 1.6%

Sensata Technologies Holding NV (I)	415,474	19,211,518

Industrial Conglomerates 2.2%

General Electric Company	1,058,481	26,620,797

Trading Companies & Distributors 1.6%

United Rentals, Inc. (I)	186,176	19,716,038

Information Technology 13.3%		162,023,935

Communications Equipment 4.4%

Cisco Systems, Inc.	856,080	21,598,898

QUALCOMM, Inc.	432,937	31,907,457

Semiconductors & Semiconductor Equipment 1.3%

Intel Corp.	475,004	16,097,886

Software 3.4%

Microsoft Corp.	459,924	19,850,320

Oracle Corp.	533,652	21,554,204

Technology Hardware, Storage & Peripherals 4.2%

Apple, Inc.	533,799	51,015,170

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	13

	Shares	Value
Materials 2.8%		$34,010,097

Containers & Packaging 1.3%

Avery Dennison Corp.	342,897	16,188,167

Paper & Forest Products 1.5%

Louisiana-Pacific Corp. (I)	1,316,243	17,821,930

	Par value	Value
Short-Term Investments 1.7%		$20,239,000

(Cost $20,239,000)
Barclays Tri-Party Repurchase Agreement dated 7-31-14 at 0.060%
to be repurchased at $19,683,033 on 8-1-14, collateralized by
$15,771,200 Treasury Inflation Index Notes, 2.625% due
7-15-17 (valued at $20,076,734, including interest)	$19,683,000	19,683,000

Repurchase Agreement with State Street Corp. dated 7-31-14 at
0.000% to be repurchased at $556,000 on 8-1-14, collateralized by $570,000 Federal National Mortgage Association, 1.100% due
10-5-17 (valued at $567,863, including interest)	556,000	556,000

Total investments (Cost $937,706,225)† 99.5%	$1,208,617,141

Other assets and liabilities, net 0.5%		$6,285,681

Total net assets 100.0%	$1,214,902,822

The percentage shown for each investment is the total value of the category at a percentage of net assets of the fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $937,422,163. Net unrealized appreciation aggregated $271,194,978, of which $273,447,165 related to appreciated investment securities and $2,252,187 related to depreciated investment securities.

The fund had the following country concentration as a percentage of net assets on 7-31-14:

United States	86.6%
Switzerland	4.7%
United Kingdom	4.2%
Netherlands	2.6%
France	1.0%
Germany	0.9%

Total	100.0%

14	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $937,706,225)	$1,208,617,141
Cash	774
Foreign currency, at value (Cost $2,261,551)	2,246,908
Receivable for investments sold	3,207,402
Receivable for fund shares sold	67,950
Dividends and interest receivable	884,421
Receivable due from advisor	384
Other receivables and prepaid expenses	45,403

Total assets	1,215,070,383

Liabilities

Payable to affiliates
Accounting and legal services fees	24,152
Transfer agent fees	1,549
Other liabilities and accrued expenses	141,860

Total liabilities	167,561

Net assets	$1,214,902,822

Net assets consist of

Paid-in capital	$885,974,500
Undistributed net investment income	5,891,435
Accumulated net realized gain (loss) on investments	52,143,386
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	270,893,501

Net assets	$1,214,902,822

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($11,718,022 ÷ 860,357 shares)[1]	$13.62
Class C ($181,873 ÷ 13,316 shares)	$13.66
Class I ($2,381,359 ÷ 174,104 shares)	$13.68
Class NAV ($1,200,621,568 ÷ 87,800,446 shares)	$13.67

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$14.34

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	15

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$19,457,112
Interest	8,346
Less foreign taxes withheld	(256,609)

Total investment income	19,208,849

Expenses

Investment management fees	6,704,032
Distribution and service fees	29,538
Accounting and legal services fees	129,869
Transfer agent fees	16,100
Trustees’ fees	13,311
State registration fees	34,002
Printing and postage	5,507
Professional fees	48,061
Custodian fees	171,342
Registration and filing fees	53,828
Expense recapture	1,246
Other	18,236

Total expenses	7,225,072
Less expense reductions	(84,443)

Net expenses	7,140,629

Net investment income	12,068,220

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	70,005,222
70,005,222
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in
foreign currencies	67,916,807
67,916,807
Net realized and unrealized gain	137,922,029

Increase in net assets from operations	$149,990,249

16	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-14	7-31-13

Increase (decrease) in net assets

From operations
Net investment income	$12,068,220	$14,507,060
Net realized gain	70,005,222	101,336,233
Change in net unrealized appreciation (depreciation)	67,916,807	142,319,463

Increase in net assets resulting from operations	149,990,249	258,162,756

Distributions to shareholders
From net investment income
Class A	(61,614)	(35,015)
Class I	(22,556)	(110,922)
Class NAV	(12,244,873)	(11,378,017)
From net realized gain
Class A	(888,460)	(172,906)
Class I	(215,153)	(394,916)
Class NAV	(94,200,407)	(33,936,142)

Total distributions	(107,633,063)	(46,027,918)

From fund share transactions	235,144,807	(66,895,385)

Total increase	277,501,993	145,239,453

Net assets

Beginning of year	937,400,829	792,161,376

End of year	$1,214,902,822	$937,400,829

Undistributed net investment income	$5,891,435	$6,672,700

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	17

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$13.11	$10.27	$9.46	$10.00
Net investment income[2]	0.07	0.11	0.09	—[3]
Net realized and unrealized gain (loss) on investments	1.82	3.32	0.78	(0.54)
Total from investment operations	1.89	3.43	0.87	(0.54)
Less distributions
From net investment income	(0.09)	(0.10)	(0.03)	—
From net realized gain	(1.29)	(0.49)	(0.03)	—
Total distributions	(1.38)	(0.59)	(0.06)	—
Net asset value, end of period	$13.62	$13.11	$10.27	$9.46
Total return (%)[4,5]	15.08	34.46	9.28	(5.40)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$12	$9	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.53	2.80[7]	5.95[8]
Expenses including reductions	1.30	1.30	1.30	1.30[8]
Net investment income	0.54	0.96	0.94	0.26[8]
Portfolio turnover (%)	24	38	26	5

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6 Not annualized.
7 Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.
8 Annualized.

CLASS C SHARES Period ended	7-31-14[1]

Per share operating performance

Net asset value, beginning of period	$13.87
Net investment loss[2]	(0.01)
Net realized and unrealized loss on investments	(0.20)
Total from investment operations	(0.21)
Net asset value, end of period	$13.66
Total return (%)[3,4]	(1.51)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	17.11[7]
Expenses including reductions	2.00[7]
Net investment loss	(0.69)[7]
Portfolio turnover (%)	24[8]

1 The inception date for Class C shares is 6-27-14.
2 Based on average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Less than $500,000.
7 Annualized.
8 The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

18	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$13.17	$10.30	$9.46	$10.00
Net investment income[2]	0.13	0.18	0.14	0.01
Net realized and unrealized gain (loss) on investments	1.81	3.32	0.79	(0.55)
Total from investment operations	1.94	3.50	0.93	(0.54)
Less distributions
From net investment income	(0.14)	(0.14)	(0.06)	—
From net realized gain	(1.29)	(0.49)	(0.03)	—
Total distributions	(1.43)	(0.63)	(0.09)	—
Net asset value, end of period	$13.68	$13.17	$10.30	$9.46
Total return (%)[3]	15.40	35.11	9.87	(5.40)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$2	$4	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.09	4.03[5]	5.61[6]
Expenses including reductions	0.94	0.92	0.84	0.84[6]
Net investment income	0.96	1.50	1.44	0.74[6]
Portfolio turnover (%)	24	38	26	5

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.
6 Annualized.

CLASS NAV SHARES Period ended	7-31-14	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$13.16	$10.30	$8.13
Net investment income[2]	0.15	0.20	0.13
Net realized and unrealized gain on investments	1.82	3.31	2.13
Total from investment operations	1.97	3.51	2.26
Less distributions
From net investment income	(0.17)	(0.16)	(0.06)
From net realized gain	(1.29)	(0.49)	(0.03)
Total distributions	(1.46)	(0.65)	(0.09)
Net asset value, end of period	$13.67	$13.16	$10.30
Total return (%)[3]	15.69	35.33	27.86[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,201	$924	$789
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.70	0.75[5,6]
Expenses including reductions	0.67	0.69	0.75[5]
Net investment income	1.16	1.69	1.40[5]
Portfolio turnover (%)	24	38	26

1 Period from 8-23-11 (commencement of operations) to 7-31-12.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.
6 Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, printing and postage, and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are

20	Fundamental Large Cap Value Fund | Annual report

not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$130,450,872	$119,060,580	$11,390,292	—
Consumer Staples	122,508,876	62,520,486	59,988,390	—
Energy	191,991,654	191,991,654	—	—
Financials	389,688,049	389,688,049	—	—
Health Care	70,961,374	70,961,374	—	—
Industrials	86,743,284	86,743,284	—	—
Information Technology	162,023,935	162,023,935	—	—
Materials	34,010,097	34,010,097	—	—
Short-Term Investments	20,239,000	—	20,239,000	—

Total Investments
in Securities	$1,208,617,141	$1,116,999,459	$91,617,682	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian or for tri-party repurchase agreements, collateral is held at a third party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Annual report | Fundamental Large Cap Value Fund	21

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $831. For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

22	Fundamental Large Cap Value Fund | Annual report

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	JULY 31, 2014	JULY 31, 2013

Ordinary Income	$27,721,452	$28,283,550
Long-Term Capital Gain	79,911,611	17,744,368

Total	$107,633,063	$46,027,918

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31 2014, the components of distributable earnings on a tax basis consisted of $15,643,444 of undistributed ordinary income and $42,107,317 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. Effective June 25, 2014, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.70% of the first $500 million of the fund’s aggregate daily net

Annual report | Fundamental Large Cap Value Fund	23

assets together with the net assets of Fundamental Value Trust and Fundamental Large Cap Value Trust, both series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); (b) 0.65% of the next $500 million of the combined aggregate average daily net assets; and (c) 0.60% of the combined aggregate average daily net assets in excess of $1 billion. Prior to June 25, 2014, the aggregate daily net assets were together with the net assets of Fundamental Large Cap Value Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 1.30%, 2.00% and 0.94% for Class A, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The current expense limitation agreement expires on November 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Accordingly, these expense reductions described above amounted to $4,204, $1,451, $13,649 and $65,139 for Class A, Class C, Class I and Class NAV shares, respectively, for the year ended July 31, 2014.

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the year ended July 31, 2014 were equivalent to a net effective rate of 0.63% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2014, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNT RECOVERED
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	DURING THE YEAR
JULY 1, 2015	JULY 1, 2016	JULY 1, 2017	ENDED JULY 31, 2014

$24,193	$17,339	$18,547	$1,246

Amounts recovered by class

CLASS A

$1,246

24	Fundamental Large Cap Value Fund | Annual report

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares and 1.00% for Class C shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $44,462 for the year ended July 31, 2014. Of this amount, $7,485 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $36,884 was paid as sales commissions to broker-dealers and $93 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, there were no CDSCs received by the Distributor for Class A or Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Annual report | Fundamental Large Cap Value Fund	25

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE REGISTRATION	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	FEES	POSTAGE

Class A	$29,442	$13,446	$16,350	$4,651
Class C	96	13	1,467	3
Class I	—	2,641	16,185	853

Total	$29,538	$16,100	$34,002	$5,507

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2014 and 2013 were as follows:

		Year ended 7-31-14	Year ended 7-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	352,741	$4,727,994	598,682	$7,132,228
Distributions reinvested	53,392	686,083	8,863	97,048
Repurchased	(244,319)	(3,234,773)	(165,913)	(2,069,953)

Net increase	161,814	$2,179,304	441,632	$5,159,323

Class C shares[1]

Sold	13,316	$185,047	—	$—

Net increase	13,316	$185,047	—	$—

Class I shares

Sold	68,093	$915,886	1,547,473	$18,191,155
Distributions reinvested	18,456	237,709	46,111	505,838
Repurchased	(226,487)	(2,906,213)	(1,377,727)	(16,666,845)

Net increase (decrease)	(139,938)	($1,752,618)	215,857	$2,030,148

Class NAV shares

Sold	14,269,525	$195,651,871	455,014	$5,404,494
Distributions reinvested	8,283,679	106,445,280	4,138,279	45,314,159
Repurchased	(4,993,920)	(67,564,077)	(10,936,314)	(124,803,509)

Net increase (decrease)	17,559,284	$234,533,074	(6,343,021)	($74,084,856)

Total net increase (decrease)	17,594,476	$235,144,807	(5,685,532)	($66,895,385)

1 The inception date for Class C shares is 6-27-14.

Affiliates of the fund owned 22% of shares of beneficial interest of Class A shares, 54% of Class C shares and 100% of beneficial interest of Class NAV shares on July 31, 2014.

26	Fundamental Large Cap Value Fund | Annual report

Note 6 — Purchase and sale of securities

Purchases and sales of securities amounted to $386,462,287 and $247,185,921, respectively, for the year ended July 31, 2014.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2014, funds within the John Hancock group of funds complex held 98.8% of the fund’s net assets. The following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

John Hancock Lifestyle Aggressive Portfolio	14.17%
John Hancock Lifestyle Growth Portfolio	35.51%
John Hancock Lifestyle Balanced Portfolio	26.60%
John Hancock Lifestyle Moderate Portfolio	12.19%

Annual report | Fundamental Large Cap Value Fund	27

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Fundamental Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Large Cap Value Fund (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

28	Fundamental Large Cap Value Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified divided income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $79,911,611 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Fundamental Large Cap Value Fund	29

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23–25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27–29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23–25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

30	Fundamental Large Cap Value Fund | Annual report

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Annual report | Fundamental Large Cap Value Fund	31

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2013, and outperformed its benchmark index for the since inception period ended December 31, 2013. The Board also noted that the fund had outperformed its peer group average for the one- year and since inception periods ended December 31, 2013.

The Board noted that the fund had a relatively limited performance history since its inception on June 1, 2011. The Board also noted the fund’s favorable relative performance relative to the peer group for the one-year period.

The Board concluded that the fund’s performance has generally outperformed the historical performance of comparable funds and has been in line with or outperformed the fund’s benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses, as well as actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has an expense cap until November 2014, which reduces certain expenses for the fund. In addition the Board noted that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

32	Fundamental Large Cap Value Fund | Annual report

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j) noted that the subadvisory fee for the fund is paid by the Advisor; and

(k) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion

Annual report | Fundamental Large Cap Value Fund	33

and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such

34	Fundamental Large Cap Value Fund | Annual report

securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the sub-advisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund has generally outperformed the historical performance of comparable funds and has been in line with or outperformed the fund’s benchmark index;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Fundamental Large Cap Value Fund	35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

36	Fundamental Large Cap Value Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Fundamental Large Cap Value Fund	37

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

38	Fundamental Large Cap Value Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
2 Member of the Audit Committee.
3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.
4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

Annual report | Fundamental Large Cap Value Fund	39

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Andrew G. Arnott
President	Legal counsel
K&L Gates LLP
John J. Danello
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

40	Fundamental Large Cap Value Fund | Annual report

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	374A 7/14
MF195339	9/14

A look at performance

Total returns for the period ended July 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	10.79	—	—	13.13	10.79	—	—	47.82

Class I2	17.01	—	—	15.46	17.01	—	—	57.65

Index†	16.37	—	—	14.14	16.37	—	—	52.04

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Gross (%)	2.77	3.22
Net (%)	1.30	0.94

Please refer to the most recent prospectuses and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Russell 3000 Index.

See the following page for footnotes.

6	Fundamental All Cap Core Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	6-1-11	$15,765	$15,765	$15,204

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 From 6-11-11.

2 For certain types of investors as described in the fund’s prospectus.

Annual report | Fundamental All Cap Core Fund	7

Management’s discussion of
Fund performance

John Hancock Asset Management a Division of Manulife Asset Management (US) LLC

U.S. stocks across all market caps rallied for the year ended July 31, 2014, with large-and mid-cap stocks beating small-cap securities. Stocks gained momentum last fall as Congress reached a budget agreement to end the federal government shutdown, then gathered steam as economic growth improved and many corporations reported better-than-expected earnings. However, the market made little progress in the first quarter, held back as severe winter weather dampened economic growth and financial turmoil rocked emerging markets. Small-cap stocks fell behind as investors became more risk averse. An improving job outlook, better economic data, and favorable corporate earnings helped revive the rally in the second quarter, outweighing concerns over mounting geopolitical tensions and potentially higher interest rates.

Over the twelve-month reporting period, John Hancock Fundamental All Cap Core Fund’s Class A shares advanced 16.62% excluding sales charges, versus the 16.37% gain of its benchmark, the Russell 3000 Index. Security selection in information technology and consumer discretionary helped versus the index. Top contributors included payment-processing technology company VeriFone Systems, Inc. and energy services company Weatherford International PLC, which is not in the index. VeriFone’s shares benefited from improving expectations under new management and more people worldwide paying with plastic. We locked in profits for the fund and sold VeriFone before period end. Weatherford’s stock rose, as the company refocused on its core businesses, divested less profitable operations, and cut costs. By contrast, healthcare and financials detracted from relative performance. Two of the biggest individual disappointments, however, were consumer discretionary stocks Amazon.com and Blue Nile, Inc. Shares of e-commerce leader Amazon.com lagged as the company’s investments for long-term growth pressured near-term profits. Online jewelry retailer Blue Nile’s stock sank, hurt by rising diamond prices and the challenges of moving beyond the engagement ring category.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Fundamental All Cap Core Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1,2,3]	expense ratio

Class A	$1,000.00	$1,051.40	$6.61	1.30%

Class C	1,000.00	988.30	1.85	2.00%

Class I	1,000.00	1,053.40	4.79	0.94%

Class NAV	1,000.00	989.70	0.83	0.87%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Fundamental All Cap Core Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[4]	expense ratio

Class A	$1,000.00	$1,018.30	$6.51	1.30%

Class C	1,000.00	1,014.90	9.99	2.00%

Class I	1,000.00	1,020.10	4.71	0.94%

Class NAV	1,000.00	1,020.50	4.36	0.87%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio for Class A and Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2 Expenses are equal to the fund’s annualized expense ratio for Class C shares, multiplied by the average account value over the period, multiplied by 34/365 (to reflect the period).

3 Expenses are equal to the fund’s annualized expense ratio for Class NAV shares, multiplied by the average account value over the period, multiplied by 35/365 (to reflect the period).

4 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Fundamental All Cap Core Fund | Annual report

Portfolio summary

Top 10 Holdings (44.1% of Net Assets on 7-31-14)[1,2]

Amazon.com, Inc.	7.9%	Lennar Corp., Class A	3.9%

Facebook, Inc., Class A	6.2%	American International Group, Inc.	3.4%

Bank of America Corp.	4.7%	The Goldman Sachs Group, Inc.	3.3%

Apple, Inc.	4.3%	Bankrate, Inc.	3.2%

QUALCOMM, Inc.	4.1%	EMC Corp.	3.1%

Sector Composition[1,3]

Information Technology	29.9%	Materials	3.5%

Financials	27.2%	Consumer Staples	2.5%

Consumer Discretionary	20.7%	Health Care	1.4%

Energy	6.2%	Short-Term Investments & Other	2.8%

Industrials	5.8%

1 As a percentage of net assets on 7-31-14.

2 Cash and cash equivalents not included.

3 Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Illiquid securities may be difficult to sell at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | Fundamental All Cap Core Fund	11

Fund’s investments

As of 7-31-14

	Shares	Value

Common Stocks 97.2%		$144,475,356

(Cost $144,436,087)

Consumer Discretionary 20.7%		30,830,747

Hotels, Restaurants & Leisure 1.4%

Starbucks Corp.	27,933	2,169,835

Household Durables 7.4%

Lennar Corp., Class A	161,521	5,851,906

NVR, Inc. (I)	2,290	2,579,593

Tempur Sealy International, Inc. (I)	47,203	2,582,476

Internet & Catalog Retail 8.0%

Amazon.com, Inc. (I)	37,652	11,784,698

Blue Nile, Inc. (I)	1,889	48,642

Specialty Retail 3.9%

Advance Auto Parts, Inc.	16,405	1,986,810

CarMax, Inc. (I)	40,157	1,960,063

Lowe’s Companies, Inc.	39,012	1,866,724

Consumer Staples 2.5%		3,725,487

Beverages 2.5%

Diageo PLC, ADR	11,891	1,429,536

SABMiller PLC	42,165	2,295,951

Energy 6.2%		9,202,152

Energy Equipment & Services 3.8%

National Oilwell Varco, Inc.	19,395	1,571,771

Schlumberger, Ltd.	13,546	1,468,251

Weatherford International PLC (I)	114,422	2,559,620

Oil, Gas & Consumable Fuels 2.4%

Cabot Oil & Gas Corp.	68,904	2,270,387

Range Resources Corp.	17,623	1,332,123

Financials 27.2%		40,399,406

Banks 11.3%

Bank of America Corp.	455,072	6,939,848

CIT Group, Inc.	39,626	1,946,033

Citigroup, Inc.	74,362	3,637,045

JPMorgan Chase & Company	72,323	4,170,867

12	Fundamental All Cap Core Fund | Annual report	See notes to financial statements

	Shares	Value

Capital Markets 12.5%

AllianceBernstein Holding LP	169,940	$4,442,232

Morgan Stanley	126,061	4,076,813

Northern Trust Corp.	27,143	1,815,595

T. Rowe Price Group, Inc.	43,060	3,344,040

The Goldman Sachs Group, Inc.	28,590	4,942,353

Insurance 3.4%

American International Group, Inc.	97,818	5,084,580

Health Care 1.4%		2,034,640

Health Care Providers & Services 1.4%

AMN Healthcare Services, Inc. (I)	155,316	2,034,640

Industrials 5.8%		8,598,324

Aerospace & Defense 1.4%

TransDigm Group, Inc.	12,431	2,087,414

Electrical Equipment 1.5%

Sensata Technologies Holding NV (I)	47,912	2,215,451

Professional Services 1.2%

IHS, Inc., Class A (I)	13,228	1,737,762

Trading Companies & Distributors 1.7%

United Rentals, Inc. (I)	24,152	2,557,697

Information Technology 29.9%		44,393,796

Communications Equipment 4.1%

QUALCOMM, Inc.	83,133	6,126,902

Internet Software & Services 14.4%

Bankrate, Inc. (I)	286,215	4,825,585

Facebook, Inc., Class A (I)	126,014	9,154,917

Google, Inc., Class A (I)	4,327	2,507,713

Google, Inc., Class C (I)	4,327	2,473,313

LinkedIn Corp., Class A (I)	13,510	2,440,446

IT Services 1.1%

Blackhawk Network Holdings, Inc., Class B (I)	58,850	1,641,327

Software 1.4%

Workday, Inc., Class A (I)	25,119	2,105,977

Technology Hardware, Storage & Peripherals 8.9%

Apple, Inc.	67,188	6,421,157

EMC Corp.	156,254	4,578,242

NetApp, Inc.	54,537	2,118,217

Materials 3.5%		5,290,804

Containers & Packaging 1.9%

Avery Dennison Corp.	61,451	2,901,102

Paper & Forest Products 1.6%

Louisiana-Pacific Corp. (I)	176,492	2,389,702

See notes to financial statements	Annual report | Fundamental All Cap Core Fund	13

	Par value	Value

Short-Term Investments 2.9%		$4,268,000

(Cost $4,268,000)

Repurchase Agreement 2.9%		4,268,000
Barclays Tri-Party Repurchase Agreement dated 7-31-14 at 0.060% to be repurchased at $4,268,007 on 8-1-14, collateralized by $4,132,600
Treasury Inflation Indexed Bonds, 0.1250% due 4-15-18 (valued at
$4,353,381, including interest)	$4,268,000	4,268,000

Total investments (Cost $148,704,087)† 100.1%		$148,743,356

Other assets and liabilities, net (0.1%)		($110,729)

Total net assets 100.0%		$148,632,627

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $148,781,569. Net unrealized depreciation aggregated $38,213, of which $3,287,546 related to appreciated investment securities and $3,325,759 related to depreciated investment securities.

14	Fundamental All Cap Core Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 7-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $148,704,087)	$148,743,356
Cash	121,432
Foreign currency, at value (Cost $9,364)	9,155
Receivable for investments sold	8,530
Receivable for fund shares sold	31,590
Dividends and interest receivable	22,872
Receivable due from advisor	14,026
Other receivables and prepaid expenses	41,603

Total assets	148,992,564

Liabilities

Payable for investments purchased	278,503
Payable to affiliates
Accounting and legal services fees	1,954
Transfer agent fees	2,220
Other liabilities and accrued expenses	77,260

Total liabilities	359,937

Net assets	$148,632,627

Net assets consist of

Paid-in capital	$146,552,179
Accumulated net realized gain (loss) on investments and foreign
currency transactions	2,041,388
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	39,060

Net assets	$148,632,627

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($14,375,359 ÷ 1,003,506 shares)[1]	$14.33
Class C ($120,542 ÷ 8,387 shares)[1]	$14.37
Class I ($5,726,107 ÷ 398,012 shares)	$14.39
Class NAV ($128,410,619 ÷ 8,925,354 shares)	$14.39

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$15.08

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Fundamental All Cap Core Fund	15

FINANCIAL STATEMENTS

Statement of operations For the year ended 7-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$275,289
Interest	1,181
Less foreign taxes withheld	(207)

Total investment income	276,263

Expenses

Investment management fees	190,800
Distribution and service fees	35,064
Accounting and legal services fees	3,571
Transfer agent fees	20,229
Trustees’ fees	204
State registration fees	35,209
Printing and postage	4,551
Professional fees	36,246
Custodian fees	8,972
Registration and filing fees	41,020
Expense recapture	3,219
Other	6,592

Total expenses	385,677
Less expense reductions	(86,897)

Net expenses	298,780

Net investment loss	(22,517)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	2,342,303

2,342,303
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in
foreign currencies	(1,423,246)

(1,423,246)

Net realized and unrealized gain	919,057

Increase in net assets from operations	$896,540

16	Fundamental All Cap Core Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-14	7-31-13

Increase (decrease) in net assets

From operations
Net investment income (loss)	($22,517)	$40,724
Net realized gain	2,342,303	564,703
Change in net unrealized appreciation (depreciation)	(1,423,246)	1,403,057

Increase in net assets resulting from operations	896,540	2,008,484

Distributions to shareholders
From net investment income
Class A	(7,360)	(26,317)
Class I	(11,647)	(10,376)
From net realized gain
Class A	(509,810)	(104,544)
Class I	(140,201)	(25,779)

Total distributions	(669,018)	(167,016)

From fund share transactions	137,041,449	4,697,528

Total increase	137,268,971	6,538,996

Net assets

Beginning of year	11,363,656	4,824,660

End of year	$148,632,627	$11,363,656

Undistributed net investment income	—	$2,944

See notes to financial statements	Annual report | Fundamental All Cap Core Fund	17

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$12.88	$9.96	$9.73	$10.00
Net investment income (loss)[2]	—[3]	0.06	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.12	3.16	0.28	(0.26)
Total from investment operations	2.12	3.22	0.30	(0.27)
Less distributions
From net investment income	(0.01)	(0.06)	(0.02)	—
From net realized gain	(0.66)	(0.24)	(0.05)	—
Total distributions	(0.67)	(0.30)	(0.07)	—
Net asset value, end of period	$14.33	$12.88	$9.96	$9.73
Total return (%)[4,5]	16.62	32.93	3.15	(2.70)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$14	$9	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	2.78	5.62	5.77[7]
Expenses including reductions	1.30	1.30	1.30	1.30[7]
Net investment income (loss)	(0.02)	0.51	0.24	(0.33)[7]
Portfolio turnover (%)	44	59	47	8

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6 Not annualized.
7 Annualized.

CLASS C SHARES Period ended	7-31-14[1]

Per share operating performance

Net asset value, beginning of period	$14.54
Net investment loss[2]	(0.02)
Net realized and unrealized loss on investments	(0.15)
Total from investment operations	(0.17)
Net asset value, end of period	$14.37
Total return (%)[3,4]	(1.17)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	17.05[7]
Expenses including reductions	2.00[7]
Net investment loss	(1.39)[7]
Portfolio turnover (%)	44[8]

1 The inception date for Class C shares is 6-27-14.
2 Based on average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Less than $500,000.
7 Annualized.
8 The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

18	Fundamental All Cap Core Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-14	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$12.93	$9.99	$9.74	$10.00
Net investment income[2]	0.05	0.09	0.07	—[3]
Net realized and unrealized gain (loss) on investments	2.12	3.19	0.28	(0.26)
Total from investment operations	2.17	3.28	0.35	(0.26)
Less distributions
From net investment income	(0.05)	(0.10)	(0.05)	—
From net realized gain	(0.66)	(0.24)	(0.05)	—
Total distributions	(0.71)	(0.34)	(0.10)	—
Net asset value, end of period	$14.39	$12.93	$9.99	$9.74
Total return (%)[4]	17.01	34.48	3.63	(2.60)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$6	$3	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.76	3.18	7.00	5.45[6]
Expenses including reductions	0.94	0.91	0.84	0.84[6]
Net investment income	0.37	0.80	0.75	0.14[6]
Portfolio turnover (%)	44	59	47	8

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Annualized.

CLASS NAV SHARES Period ended	7-31-14[1]

Per share operating performance

Net asset value, beginning of period	$14.54
Net investment income[2]	—[3]
Net realized and unrealized loss on investments	(0.15)
Total from investment operations	(0.15)
Net asset value, end of period	$14.39
Total return (%)[4]	(1.03)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$128
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87[6]
Expenses including reductions	0.87[6]
Net investment loss	(0.26)[6]
Portfolio turnover (%)	44[7]

1 The inception date for Class NAV shares is 6-26-14.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Annualized.
7 The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

See notes to financial statements	Annual report | Fundamental All Cap Core Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

20	Fundamental All Cap Core Fund | Annual report

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$30,830,747	$30,830,747	—	—
Consumer Staples	3,725,487	1,429,536	$2,295,951	—
Energy	9,202,152	9,202,152	—	—
Financials	40,399,406	40,399,406	—	—
Health Care	2,034,640	2,034,640	—	—
Industrials	8,598,324	8,598,324	—	—
Information Technology	44,393,796	44,393,796	—	—
Materials	5,290,804	5,290,804	—	—
Short-Term Investments	4,268,000	—	4,268,000	—

Total Investments in
Securities	$148,743,356	$142,179,405	$6,563,951	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Annual report | Fundamental All Cap Core Fund	21

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $458. For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	JULY 31, 2014	JULY 31, 2013

Ordinary Income	$146,012	$78,547
Long-Term Capital Gain	$523,006	$88,469
Total	$669,018	$167,016

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2014, the components of distributable earnings on a tax basis consisted of $399,640 of undistributed ordinary income and $1,719,230 of undistributed long-term capital gains.

22	Fundamental All Cap Core Fund | Annual report

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2.5 billion of the fund’s aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating

Annual report | Fundamental All Cap Core Fund	23

expense at 1.30%, 2.00% and 0.94% for Class A, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses. The current expense limitation agreement expires on November 30, 2015 for Class A, Class C and Class I shares, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time.

Additionally, the Advisor has voluntarily agreed to waive other expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commission, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.20% of average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

The expense reductions described above amounted to $55,433, $1,474 and $29,990 for Class A, Class C and Class I shares, respectively, for the year ended July 31, 2014. There were no expense reductions for Class NAV.

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the year ended July 31, 2014 were equivalent to a net annual effective rate of 0.37% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2014, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE	AMOUNT RECOVERED
FOR RECOVERY THROUGH	FOR RECOVERY THROUGH	FOR RECOVERY THROUGH	DURING THE YEAR
JULY 1, 2015	JULY 1, 2016	JANUARY 1, 2017	ENDED 7-31-14

$126,520	$108,512	$84,977	$3,219

Amounts recovered by class

CLASS A	CLASS C	CLASS I	CLASS NAV	TOTAL

$310	$2	$123	$2,784	$3,219

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% and 1.00% for Class A shares and Class C shares, respectively, for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

24	Fundamental All Cap Core Fund | Annual report

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $56,808 for the year ended July 31, 2014. Of this amount, $9,551 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $46,984 was paid as sales commissions to broker-dealers and $273 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$34,966	$15,921	$16,852	$3,389
C	$98	$13	$1,467	$3
I	—	$4,295	$16,890	$1,159
Total	$35,064	$20,229	$35,209	$4,551

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Annual report | Fundamental All Cap Core Fund	25

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2014 and 2013 were as follows:

		Year ended 7-31-14	Year ended 7-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	408,569	$5,649,622	403,125	$4,734,347
Distributions reinvested	28,203	390,311	6,647	72,454
Repurchased	(119,234)	(1,652,524)	(102,729)	(1,172,965)

Net increase	317,538	$4,387,409	307,043	$3,633,836

Class C shares[1]

Sold	8,387	$121,980	—	—

Net increase	8,387	$121,980	—	—

Class I shares

Sold	240,996	$3,382,612	115,760	$1,363,712
Distributions reinvested	10,948	151,848	3,311	36,155
Repurchased	(49,459)	(673,796)	(28,907)	(336,175)

Net increase	202,485	$2,860,664	90,164	$1,063,692

Class NAV shares[2]

Sold	9,284,732	$135,000,000	—	—
Repurchased	(359,378)	(5,328,604)	—	—

Net increase	8,925,354	$129,671,396	—	—

Total net increase	9,453,764	$137,041,449	397,207	$4,697,528

1 The inception date for Class C shares is 6-27-14.
2 The inception date for Class NAV shares is 6-26-14.

Affiliates of the fund owned 19%, 89% and 100% of shares of beneficial interest of Class A, Class C and Class NAV, respectively, on July 31, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $147,915,744 and $15,384,565, respectively, for the year ended July 31, 2014.

26	Fundamental All Cap Core Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Fundamental All Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental All Cap Core Fund (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

Annual report | Fundamental All Cap Core Fund	27

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $523,006 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

28	Fundamental All Cap Core Fund | Annual report

Continuation of Investment Advisory and
Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board Of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23–25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27–29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23–25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy,

Annual report | Fundamental All Cap Core Fund	29

the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

30	Fundamental All Cap Core Fund | Annual report

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-year and since inception periods ended December 31, 2013. The Board also noted that the fund had outperformed its peer group average for the one-year and since inception periods ended December 31, 2013.

The Board noted that the fund has a relatively limited performance history since its inception on June 1, 2011. The Board also noted the fund’s favorable performance relative to its benchmark index and peer group for the one-year and since inception periods.

The Board concluded that the fund’s performance has generally outperformed the historical performance of comparable funds and the fund’s benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees are lower than the peer group median and total expenses for the fund are equal to the peer group median.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses, as well as actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has an expense cap until November 2014, which reduces certain expenses of the Fund. In addition, the Board noted that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

Annual report | Fundamental All Cap Core Fund	31

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j) noted that the subadvisory fee for the fund is paid by the Advisor; and

(k) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

32	Fundamental All Cap Core Fund | Annual report

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that

Annual report | Fundamental All Cap Core Fund	33

the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the sub-advisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund has generally outperformed the historical performance of comparable funds and the fund’s benchmark index;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

34	Fundamental All Cap Core Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

Annual report | Fundamental All Cap Core Fund	35

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

36	Fundamental All Cap Core Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

Annual report | Fundamental All Cap Core Fund	37

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

38	Fundamental All Cap Core Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Andrew G. Arnott
President	Legal counsel
K&L Gates LLP
John J. Danello
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Fundamental All Cap Core Fund	39

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	376A 7/14
MF195336	9/14

John Hancock

Diversified Strategies Fund

Annual Report

7.31.14

John Hancock Diversified Strategies Fund

Table of contents

Management’s discussion of fund performance	Page 3
A look at performance	Page 4
Your expenses	Page 6
Portfolio summary	Page 7
Portfolio of Investments	Page 8
Financial statements	Page 23
Financial highlights	Page 26
Notes to financial statements	Page 28
Federal tax information	Page 39
Board Consideration	Page 40
Trustees and Officers	Page 46
More information	Page 50

John Hancock Diversified Strategies Fund
Management’s Discussion of Fund Performance
By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

During the year ended July 31, 2014, the fund’s Class A shares returned 6.89%, excluding sales charges, compared with the 7.81% return of the fund’s benchmark, a blend of 70% Barclays U.S. Aggregate Bond Index/30% S&P 500 Index. During the period, the S&P 500 Index returned 16.94%, and the average return of the fund’s peers in the U.S. conservative allocation category was 7.47%, as tracked by Morningstar, Inc.1 Contributions to return came from a variety of sources across the fund’s equity, fixed income, real asset, and long/short opportunistic exposures.

Of its equity holdings, the fund’s largest contributors to returns were within the information technology and energy sectors. Contributing information technology stocks included Microsoft Corp., Apple, Inc., Google, Inc., and Facebook, Inc. Within energy, Weatherford International PLC, Apache Corp., and Schlumberger, Ltd., shares contributed to performance. In the fund’s fixed-income allocation, exposure to certain high yield and emerging-market issues boosted performance. The fund’s government bond holdings also delivered positive, albeit more modest, returns. The fund’s real asset exposures – including Exchange-Traded Fund (ETF) positions linked to physical or tangible assets such as precious metals, commodities, real estate, and oil – delivered mixed results; infrastructure-related holdings generated strong performance, but positions linked to the prices of physical commodities lagged.

A number of the fund’s pairings of long versus short strategies performed well, including:

• the long information technology equity versus short S&P 500 Index strategy;

• the long British pound versus short Japanese yen strategy; and

• the long European equity versus short Australian equity strategy.

On the other hand, the fund’s long homebuilder shares versus short S&P 500 Index strategy lagged, as did the long South Korean equity versus short emerging-market equity strategy.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results. The fund’s performance depends on the Advisor's skill in determining the strategic asset class allocations, the mix of underlying strategies and funds, and the performance of those underlying strategies and funds. The underlying strategies and funds' performance may be lower than the performance of the asset class that they were selected to represent. The fund is subject to the same risks as the underlying strategies and funds in which it invests, which include the following: stocks and bonds can decline due to adverse issuer, market, regulatory or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. However, there is no guarantee that any investment strategy will be successful or that the fund’s objectives will be achieved. Commodity investments involve the risk of volatile market price fluctuation of commodities resulting from fluctuating demand, supply disruption, speculation and other factors. The use of hedging and derivatives transactions could produce disproportionate gains or losses and main increase volatility and costs. The issuer or grantor of a security, or counterparty to a transaction, may be unable or unwilling to make principal, interest, or settlement payments. If the fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value. Please see the prospectus for additional risks.

1 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

3

A look at performance

Total returns for the period ended July 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	1.57	—	—	6.61	1.57	—	—	19.92

Class I2	7.19	—	—	8.96	7.19	—	—	27.58

Index 1†	16.94	—	—	22.26	16.94	—	—	76.91

Index 2†	3.97	—	—	2.47	3.97	—	—	7.17

Index 3†	7.81	—	—	8.22	7.81	—	—	25.12

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I
Net/Gross (%)	1.67	1.37

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is the S&P 500 Index; Index 2 is the Barclays U.S. Aggregate Bond Index; Index 3 is 70% Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

See the following page for footnotes.

Diversified Strategies Fund | Annual report
4

		With maximum	Without
	Start date	sales charge	sales charge	Index 1	Index 2	Index 3

Class I2	9-30-11	$12,758	$12,758	$17,691	$10,717	$12,512

S&P 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Blended Index — Index 3 — is 70% Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 From 9-30-11.

2 For certain types of investors as described in the fund’s prospectus.

Annual report | Diversified Strategies Fund
5

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014 with the same investment held until July 31, 2014.

	Account value	Ending value	Expenses paid during	Annualized
	on 2-1-2014	on 7-31-2014	period ended 7-31-2014[1]	Expense ratio

Class A	$1,000.00	$1,043.00	$8.41	1.66%
Class I	1,000.00	1,044.80	6.79	1.34%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during	Annualized
	on 2-1-2014	on 7-31-2014	period ended 7-31-2014[1]	Expense ratio

Class A	$1,000.00	$1,016.60	$8.30	1.66%
Class I	1,000.00	1,018.10	6.71	1.34%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

Diversified Strategies Fund
Portfolio summary

Portfolio Composition[1]
Equity	32.2%
Common Stocks	30.4%
Preferred Securities	1.8%
Fixed Income	52.2%
Corporate Bonds	32.6%
U.S. Government	6.7%
Collateralized Mortgage Obligations	4.4%
Term Loans	3.1%
U.S. Government Agency	2.2%
Asset Backed Securities	1.4%
Convertible Bonds	0.7%
Foreign Government Obligations	0.6%
Capital Preferred Securities	0.5%
Investment Companies	11.8%
Exchange-Traded Funds	11.8%
Other	3.8%

Fixed Income Quality Composition2,3

U.S. Government	6.7%
U.S. Government Agency	2.2%
U.S. Government Agency Collateralized Mortgage Obligations	0.6%
AAA	0.4%
AA	0.2%
A	3.9%
BBB	17.3%
BB	7.4%
B	8.2%
CCC & Below	3.8%
Not Rated	1.5%

1 As a percentage of net assets on 7-31-14.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 7-31-14 and do not reflect subsequent downgrades or upgrades, if any.

3 Composition based on fixed income securities which represent $22,242,815 and 52.2% of the fund's net assets on 7-31-14. Percentages shown are based on net assets.

7

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Corporate Bonds 32.6%				$13,882,708

(Cost $12,915,353)

Consumer Discretionary 3.0%				1,279,032

Auto Components 0.6%
Allison Transmission, Inc. (S)	7.125	05/15/19	125,000	132,500
Dana Holding Corp.	6.000	09/15/23	50,000	52,125
Delphi Corp.	5.000	02/15/23	80,000	85,900

Automobiles 0.2%
Ford Motor Company	4.750	01/15/43	10,000	10,034
Ford Motor Credit Company LLC	5.875	08/02/21	70,000	81,489

Hotels, Restaurants & Leisure 0.4%
CCM Merger, Inc. (S)	9.125	05/01/19	150,000	158,250
PF Chang's China Bistro, Inc. (S)	10.250	06/30/20	25,000	25,375

Media 0.3%
AMC Entertainment, Inc.	5.875	02/15/22	35,000	35,525
Cinemark USA, Inc.	4.875	06/01/23	30,000	29,325
Sirius XM Radio, Inc. (S)	5.250	08/15/22	70,000	73,150

Multiline Retail 0.5%
Macy's Retail Holdings, Inc.	7.875	08/15/36	175,000	194,171

Specialty Retail 0.7%
Automotores Gildemeister SA (S)	8.250	05/24/21	150,000	96,000
AutoNation, Inc.	5.500	02/01/20	50,000	54,813
Conn's, Inc. (S)	7.250	07/15/22	35,000	34,125
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10/15/19	50,000	50,500
L Brands, Inc.	6.625	04/01/21	50,000	55,750

Textiles, Apparel & Luxury Goods 0.3%
Hot Topic, Inc. (S)	9.250	06/15/21	100,000	110,000

Consumer Staples 1.0%				430,454

Beverages 0.3%
Ajecorp BV (S)	6.500	05/14/22	40,000	37,220
Crestview DS Merger Sub II, Inc.	10.000	09/01/21	70,000	78,663

Food & Staples Retailing 0.1%
Safeway, Inc.	5.000	08/15/19	60,000	61,821

Personal Products 0.1%
Revlon Consumer Products Corp.	5.750	02/15/21	50,000	50,750

Tobacco 0.5%
Alliance One International, Inc.	9.875	07/15/21	100,000	97,500
Vector Group, Ltd.	7.750	02/15/21	100,000	104,500

Energy 5.4%				2,282,230

Energy Equipment & Services 0.4%
Key Energy Services, Inc.	6.750	03/01/21	35,000	35,700
Trinidad Drilling, Ltd. (S)	7.875	01/15/19	100,000	105,000

Oil, Gas & Consumable Fuels 5.0%
Access Midstream Partners LP	4.875	03/15/24	25,000	25,750
Afren PLC (S)	10.250	04/08/19	200,000	219,000
BreitBurn Energy Partners LP	7.875	04/15/22	17,000	17,765
Cimarex Energy Company	4.375	06/01/24	35,000	35,744

8

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Energy (continued)

Compressco Partners LP (S)	7.250	08/15/22	20,000	$19,950
Ecopetrol SA	5.875	09/18/23	150,000	168,705
Enterprise Products Operating LLC (8.375% to 08/01/2016,
then 3 month LIBOR + 3.708%)	8.375	08/01/66	20,000	22,475
EP Energy LLC	7.750	09/01/22	20,000	21,800
EV Energy Partners LP	8.000	04/15/19	100,000	104,500
Halcon Resources Corp.	8.875	05/15/21	30,000	31,125
Kinder Morgan Energy Partners LP	5.800	03/15/35	200,000	216,559
Memorial Resource Development Corp. (S)	5.875	07/01/22	15,000	14,588
Midstates Petroleum Company, Inc.	9.250	06/01/21	100,000	103,250
Newfield Exploration Company	5.750	01/30/22	100,000	109,000
Pertamina Persero PT (S)	5.250	05/23/21	200,000	208,250
Pertamina Persero PT (S)	6.450	05/30/44	200,000	209,500
Petrobras International Finance Company	5.375	01/27/21	25,000	25,752
Petroleos de Venezuela SA	5.375	04/12/27	50,000	29,950
Petroleos de Venezuela SA (S)	8.500	11/02/17	200,000	186,600
Petroleos Mexicanos	5.500	01/21/21	150,000	165,842
Rex Energy Corp.	8.875	12/01/20	15,000	16,350
Summit Midstream Holdings LLC	7.500	07/01/21	30,000	32,625
TransCanada Pipelines, Ltd. (6.350% to 05/15/2017, then 3
month LIBOR + 2.210%)	6.350	05/15/67	100,000	104,200
WPX Energy, Inc.	6.000	01/15/22	50,000	52,250

Financials 10.6%				4,501,475

Banks 3.5%
Banco do Brasil SA (6.250% to 04/15/2024, then 10 Year
U.S. Treasury + 4.398%) (Q)(S)	6.250	04/15/24	200,000	156,020
Credit Agricole SA (7.875% to 01/23/2024, then 5 Year U.S.
Swap Rate + 4.898%) (Q)(S)	7.875	01/23/24	200,000	212,450
Fifth Third Bancorp (5.100% to 06/30/2023, then 3 month
LIBOR + 3.033%) (Q)	5.100	06/30/23	60,000	57,090
HBOS PLC (S)	6.000	11/01/33	95,000	106,230
ICICI Bank, Ltd. (S)	5.750	11/16/20	200,000	217,271
JPMorgan Chase & Company (5.150% to 05/01/2023, then 3
month LIBOR + 3.250%) (Q)	5.150	05/01/23	50,000	47,188
JPMorgan Chase & Company (6.750% to 02/01/2024, then 3
month LIBOR + 3.780%) (Q)	6.750	02/01/24	65,000	69,388
JPMorgan Chase & Company (7.900% to 04/30/2018, then 3
month LIBOR + 3.470%) (Q)	7.900	04/30/18	200,000	220,250
Russian Agricultural Bank OJSC (S)	5.100	07/25/18	200,000	188,000
Synovus Financial Corp.	7.875	02/15/19	20,000	22,650
The PNC Financial Services Group, Inc. (4.850% to
06/01/2023, then 3 month LIBOR + 3.040%) (Q)	4.850	06/01/23	30,000	28,500
Wells Fargo & Company (5.900% to 06/15/2024, then 3
month LIBOR + 3.110%) (Q)	5.900	06/15/24	55,000	57,448
Wells Fargo & Company, Series K (7.980% to 03/15/2018,
then 3 month LIBOR + 3.770%) (Q)	7.980	03/15/18	100,000	113,400

Capital Markets 0.8%
Fifth Street Finance Corp.	4.875	03/01/19	35,000	36,309
Jefferies Group LLC	6.875	04/15/21	200,000	236,440
The Goldman Sachs Group, Inc.	5.750	01/24/22	10,000	11,472
Walter Investment Management Corp. (S)	7.875	12/15/21	40,000	40,800

Consumer Finance 0.1%
Credit Acceptance Corp. (S)	6.125	02/15/21	40,000	41,200

9

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Financials (continued)

Diversified Financial Services 1.4%
FS Investment Corp.	4.000	07/15/19	30,000	$30,057
General Electric Capital Corp. (7.125% until 06/15/2022, then
3 month LIBOR + 5.296%) (Q)	7.125	06/15/22	100,000	117,000
Nationstar Mortgage LLC	7.875	10/01/20	30,000	30,600
Rabobank Nederland NV	3.875	02/08/22	85,000	89,889
Rabobank Nederland NV (11.000% to 06/30/2019, then 3
month LIBOR + 10.868%) (Q)(S)	11.000	06/30/19	200,000	268,200
Voya Financial, Inc. (5.650% to 05/15/2023, then 3 month
LIBOR + 3.580%)	5.650	05/15/53	50,000	50,875

Insurance 3.3%
Assured Guaranty US Holdings, Inc.	5.000	07/01/24	40,000	40,344
AXA SA	8.600	12/15/30	200,000	269,000
CNA Financial Corp.	7.250	11/15/23	200,000	247,963
Liberty Mutual Group, Inc. (S)	6.500	03/15/35	50,000	61,318
Liberty Mutual Group, Inc. (S)	7.800	03/15/37	200,000	237,000
Lincoln National Corp. (6.050% to 04/20/2017, then 3 month
LIBOR + 2.040%)	6.050	04/20/67	150,000	151,500
Nippon Life Insurance Company (5.000% to 10/18/2022, then
3 month LIBOR + 4.240%) (S)	5.000	10/18/42	200,000	215,000
Pacific LifeCorp. (S)	6.000	02/10/20	25,000	28,578
Prudential Financial, Inc. (5.200% to 03/15/2024, then 3
month LIBOR + 3.040%)	5.200	03/15/44	10,000	10,150
Prudential Financial, Inc. (5.875% to 09/01/2022, then 3
month LIBOR + 4.175%)	5.875	09/15/42	45,000	48,713
Sirius International Group, Ltd. (7.506% to 06/30/2017, then
3 month LIBOR + 3.200%) (Q)(S)	7.506	06/30/17	50,000	52,750
USI, Inc. (S)	7.750	01/15/21	40,000	39,700

Real Estate Investment Trusts 1.4%
American Tower Corp.	4.700	03/15/22	40,000	42,676
ARC Properties Operating Partnership LP (S)	4.600	02/06/24	50,000	50,971
Host Hotels & Resorts LP	5.250	03/15/22	25,000	27,505
MPT Operating Partnership LP	6.375	02/15/22	35,000	37,275
MPT Operating Partnership LP	6.875	05/01/21	100,000	107,500
Prologis LP	6.875	03/15/20	73,000	86,517
Weyerhaeuser Company	7.375	03/15/32	200,000	269,902

Real Estate Management & Development 0.1%
General Shopping Investments, Ltd. (12.000% to 03/20/2017,
then 5 Year USGG + 11.052%) (Q)(S)	12.000	03/20/17	30,000	28,386

Health Care 0.6%				249,015

Health Care Providers & Services 0.5%
HCA, Inc.	7.500	02/15/22	100,000	113,250
National Mentor Holdings, Inc. (S)	12.500	02/15/18	84,000	89,040

Pharmaceuticals 0.1%
Mallinckrodt International Finance SA (C)(S)	5.750	08/01/22	25,000	25,125
Valeant Pharmaceuticals International, Inc. (S)	7.500	07/15/21	20,000	21,600

Industrials 4.0%				1,697,267

Aerospace & Defense 0.7%
Huntington Ingalls Industries, Inc.	7.125	03/15/21	150,000	160,500

10

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Industrials (continued)

Textron Financial Corp. (6.000% to 02/15/2017, then 3 month
LIBOR + 1.735%) (S)	6.000	02/15/67	150,000	$135,000

Airlines 1.4%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	01/31/18	77,974	84,602
British Airways PLC 2013-1 Class B Pass Through Trust (S)	5.625	06/20/20	24,891	26,633
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	01/02/18	22,482	24,125
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01/02/23	64,120	74,860
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08/10/22	130,121	153,621
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	07/02/18	132,878	149,156
United Airlines 2014-2 Class A Pass Through Trust (C)	3.750	09/03/26	35,000	34,913
United Airlines 2014-2 Class B Pass Through Trust (C)	4.625	09/03/22	20,000	19,975
US Airways 2012-1 Class A Pass Through Trust	5.900	10/01/24	23,177	25,901

Commercial Services & Supplies 0.6%
Ahern Rentals, Inc. (S)	9.500	06/15/18	20,000	21,700
Casella Waste Systems, Inc.	7.750	02/15/19	40,000	41,200
Iron Mountain, Inc.	5.750	08/15/24	45,000	45,000
Iron Mountain, Inc.	6.000	08/15/23	45,000	46,913
Safway Group Holding LLC (S)	7.000	05/15/18	100,000	104,750

Construction & Engineering 0.1%
Tutor Perini Corp.	7.625	11/01/18	50,000	52,125

Industrial Conglomerates 0.5%
Odebrecht Finance, Ltd. (Q)(S)	7.500	09/14/15	200,000	204,200
Tenedora Nemak SA de CV (S)	5.500	02/28/23	20,000	20,700
Machinery 0.1%
SPL Logistics Escrow LLC (S)	8.875	08/01/20	24,000	26,580

Trading Companies & Distributors 0.3%
Aircastle, Ltd.	6.250	12/01/19	25,000	26,813
International Lease Finance Corp. (S)	7.125	09/01/18	100,000	114,500

Transportation Infrastructure 0.3%
Florida East Coast Holdings Corp. (S)	6.750	05/01/19	100,000	103,500

Information Technology 0.1%				51,750

Internet Software & Services 0.1%
Ancestry.com, Inc.	11.000	12/15/20	45,000	51,750

Materials 2.3%				993,943

Chemicals 0.2%
Braskem Finance, Ltd. (S)	7.000	05/07/20	100,000	112,000

Construction Materials 0.2%
American Gilsonite Company (S)	11.500	09/01/17	70,000	76,213

Containers & Packaging 0.1%
Tekni-Plex, Inc. (S)	9.750	06/01/19	28,000	30,590

Metals & Mining 1.3%
AngloGold Ashanti Holdings PLC	8.500	07/30/20	60,000	67,890
Commercial Metals Company	7.350	08/15/18	150,000	169,500
Edgen Murray Corp. (S)	8.750	11/01/20	19,000	21,280
Rain CII Carbon LLC (S)	8.000	12/01/18	40,000	41,400
SunCoke Energy, Inc.	7.625	08/01/19	37,000	39,220
Vale Overseas, Ltd.	4.625	09/15/20	200,000	213,406

11

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Materials (continued)

Paper & Forest Products 0.5%
Georgia-Pacific LLC	7.250	06/01/28	171,000	$222,444

Telecommunication Services 3.1%				1,343,778

Diversified Telecommunication Services 1.8%
CenturyLink, Inc.	5.800	03/15/22	50,000	51,250
CenturyLink, Inc.	7.600	09/15/39	200,000	200,000
GTP Acquisition Partners I LLC (S)	4.704	05/15/18	50,000	50,702
T-Mobile USA, Inc.	6.250	04/01/21	15,000	15,675
Telecom Italia Capital SA	6.999	06/04/18	35,000	39,550
Telecom Italia Capital SA	7.200	07/18/36	200,000	214,000
Telefonica Emisiones SAU	5.134	04/27/20	200,000	221,726

Wireless Telecommunication Services 1.3%
Digicel Group, Ltd. (S)	8.250	09/30/20	200,000	213,500
Millicom International Cellular SA (S)	6.625	10/15/21	200,000	212,500
Ooredoo International Finance, Ltd. (S)	7.875	06/10/19	100,000	124,875

Utilities 2.5%				1,053,764

Electric Utilities 1.9%
DPL, Inc.	7.250	10/15/21	200,000	211,000
Electricite de France SA (5.250% to 01/29/2023, then 10
Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01/29/23	100,000	101,613
Israel Electric Corp., Ltd. (S)	5.625	06/21/18	200,000	213,200
Majapahit Holding BV (S)	7.750	01/20/20	150,000	177,188
NextEra Energy Capital Holdings, Inc. (6.650% to
06/15/2017, then 3 month LIBOR + 2.125%)	6.650	06/15/67	30,000	30,638
NRG Yield Operating LLC (S)	5.375	08/15/24	20,000	20,000
Southern California Edison Company (6.250% to 02/01/2022,
then 3 month LIBOR + 4.199%) (Q)	6.250	02/01/22	35,000	37,975

Independent Power and Renewable Electricity Producers 0.4%
NRG Energy, Inc.	8.250	09/01/20	150,000	161,250

Multi-Utilities 0.2%
Integrys Energy Group, Inc. (6.110% to 12/01/2016, then 3
month LIBOR + 2.120%)	6.110	12/01/66	100,000	100,900

U.S. Government & Agency Obligations 8.9%				$3,785,978

(Cost $3,781,072)

U.S. Government 6.7%				2,868,014

Treasury Inflation Protected Securities
Inflation Indexed Bond	0.125	04/15/17	227,264	233,141
Inflation Indexed Bond	1.250	07/15/20	169,063	183,711
Inflation Indexed Bond	1.875	07/15/15	218,906	226,004
U.S. Treasury
Bond	3.125	02/15/42	70,000	67,889
Note	1.000	06/30/19	500,000	481,992
Note	1.500	12/31/18	1,300,000	1,292,383
Note	2.500	05/15/24	385,000	382,894

12

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

		Maturity
	Rate (%)	date		Par value^	Value

U.S. Government Agency 2.2%					$917,964

Federal Home Loan Bank
Bond	2.900	09/05/25		19,048	18,278
Bond	3.170	10/04/27		15,000	14,265
Bond	3.250	06/21/27		21,212	20,529
Federal Home Loan Mortgage Corp.
Freddie Mac Pool	4.000	12/01/40		474,245	500,996
Freddie Mac Pool	4.500	12/01/40		336,108	363,896

Foreign Government Obligations 0.6%					$253,661

(Cost $255,019)

Argentina 0.1%					31,195

Republic of Argentina
Bond (H)	8.280	12/31/33		35,051	31,195

Brazil 0.3%					112,704

Federative Republic of Brazil
Bond	10.000	01/01/21	BRL	275,000	112,704

Mexico 0.2%					109,762

Government of Mexico
Bond	10.000	12/05/24	MXN	1,100,000	109,762

Capital Preferred Securities 0.5%					$221,888

(Cost $197,583)

Financials 0.5%					221,888

MetLife Capital Trust IV (7.875% to 12/15/2032, then 3
month LIBOR + 3.960%) (S)	7.875	12/15/37		35,000	44,275
MetLife Capital Trust X (9.250% to 04/08/2033, then 3 month
LIBOR + 5.540%) (S)	9.250	04/08/38		30,000	43,050
ZFS Finance USA Trust II (6.450% to 06/15/2016 then 3
month LIBOR + 2.000%) (S)	6.450	12/15/65		100,000	107,750
ZFS Finance USA Trust V (6.500% to 05/09/2017, then 3
month LIBOR + 2.285%) (S)	6.500	05/09/37		25,000	26,813

Convertible Bonds 0.7%					$299,094

(Cost $302,225)

Consumer Discretionary 0.3%					133,594

Hotels, Restaurants & Leisure 0.3%
MGM Resorts International	4.250	04/15/15		90,000	133,594

Financials 0.2%					92,250

Capital Markets 0.2%
Walter Investment Management Corp.	4.500	11/01/19		100,000	92,250

Health Care 0.2%					73,250

Pharmaceuticals 0.2%
Vivus, Inc. (S)	4.500	05/01/20		100,000	73,250

13

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Term Loans (M) 3.1%				$1,309,742

(Cost $1,281,651)

Consumer Discretionary 0.4%				170,503

Hotels, Restaurants & Leisure 0.1%
Marina District Finance Company, Inc.	6.750	08/15/18	24,875	25,062

Media 0.3%
Clear Channel Communications, Inc.	3.805	01/29/16	1,920	1,901
Clear Channel Communications, Inc.	6.905	01/30/19	110,259	108,168
Clear Channel Communications, Inc.	7.655	07/30/19	35,461	35,372

Consumer Staples 0.2%				94,582

Household Products 0.2%
The Sun Products Corp.	5.500	03/23/20	98,013	94,582

Energy 0.5%				209,464

Energy Equipment & Services 0.2%
Paragon Offshore Finance Company (T)	TBD	06/19/21	100,000	99,438

Oil, Gas & Consumable Fuels 0.3%
FTS International, Inc.	5.750	04/16/21	109,091	110,026

Health Care 0.6%				259,726

Health Care Providers & Services 0.6%
Catalent Pharma Solutions, Inc.	6.500	12/29/17	150,000	150,375
CRC Health Corp.	9.000	09/28/21	50,000	50,375
National Mentor Holdings, Inc.	4.750	01/31/21	58,854	58,976

Industrials 0.5%				196,938

Aerospace & Defense 0.3%
WP CPP Holdings LLC	4.750	12/27/19	98,500	98,746

Airlines 0.2%
Delta Air Lines, Inc.	3.250	10/18/18	98,500	98,192

Information Technology 0.2%				95,293

Software 0.2%
BMC Software Finance, Inc.	5.000	09/10/20	96,028	95,293

Utilities 0.7%				283,236

Electric Utilities 0.7%
Texas Competitive Electric Holdings Company LLC	3.750	05/05/16	282,178	283,236

Collateralized Mortgage Obligations 4.4%				$1,885,017

(Cost $1,852,266)

Commercial & Residential 3.8%				1,645,408

Adjustable Rate Mortgage Trust
Series 2005-4, Class 7A12 (P)	0.735	08/25/35	21,902	20,728
American Home Mortgage Assets Trust
Series 2006-6, Class XP IO	2.456	12/25/46	1,124,764	82,220
American Home Mortgage Investment Trust
Series 2005-1, Class 1A1 (P)	0.375	06/25/45	48,843	46,285

14

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Commercial & Residential (continued)

Americold 2010 LLC Trust
Series 2010-ARTA, Class D (S)	7.443	01/14/29	100,000	$114,087
Banc of America Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	2.752	09/15/26	100,000	100,474
Commercial Mortgage Pass Through Certificates
Series 2014-CR16, Class C (P)	4.906	04/10/47	45,000	47,491
Countrywide Alternative Loan Trust
Series 2007-16CB, Class 4A7	6.000	08/25/37	93,752	85,730
Hilton USA Trust
Series 2013-HLF, Class EFL (P) (S)	3.906	11/05/30	100,000	100,358
Series 2013-HLT, Class DFX (S)	4.407	11/05/30	100,000	102,760
Series 2014-ORL, Class D (P) (S)	2.300	07/15/29	100,000	100,059
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.213	07/25/35	598,864	43,181
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class C (P)	4.679	04/15/47	55,000	56,951
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-FBLU, Class C (P) (S)	2.152	12/15/28	100,000	100,537
Series 2014-FBLU, Class D (P) (S)	2.752	12/15/28	100,000	100,224
Series 2014-INN, Class F (P) (S)	4.152	06/15/29	100,000	100,008
Morgan Stanley Mortgage Loan Trust
Series 2004-6AR, Class 2A2 (P)	2.704	08/25/34	62,195	61,707
Motel 6 Trust
Series 2012-MTL6, Class D (S)	3.781	10/05/25	100,000	100,899
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class XA IO (S)	1.775	05/10/63	534,110	45,123
VNDO Mortgage Trust
Series 2013-PENN, Class D (P) (S)	3.947	12/13/29	100,000	101,281
WaMu Mortgage Pass Through Certificates
Series 2005-AR2, Class 2A1B (P)	0.525	01/25/45	23,860	22,133
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03/18/28	80,000	77,202
Series 2013-BTC, Class E (P) (S)	3.550	04/16/35	40,000	35,970

U.S. Government Agency 0.6%				239,609

Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10/15/27	327,509	43,293
Series 4077, Class IK IO	5.000	07/15/42	90,688	21,282
Series K018, Class X1 IO	1.449	01/25/22	399,665	33,574
Series K710, Class X1 IO	1.780	05/25/19	276,520	19,977
Federal National Mortgage Association
Series 2012-118, Class IB IO	3.500	11/25/42	149,979	33,739
Series 2012-137, Class WI IO	3.500	12/25/32	218,214	42,411
Series 407, Class C6 IO	5.500	01/25/40	119,223	26,291
Government National Mortgage Association
Series 2012-114, Class IO	1.038	01/16/53	217,632	19,042

Asset Backed Securities 1.4%				$604,727

(Cost $586,762)

Aegis Asset Backed Securities Trust
Series 2005-4, Class M1 (P)	0.605	10/25/35	75,000	65,197
Ally Master Owner Trust
Series 2012-4, Class A	1.720	07/15/19	20,000	20,082
Chase Issuance Trust
Series 2014-A6, Class A	1.260	07/15/19	46,000	45,844

15

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09/20/19	30,000	$33,811
Citicorp Residential Mortgage Securities, Inc.
Series 2007-2, Class A6 (P)	5.729	06/25/37	27,678	28,626
Countrywide Asset-Backed Certificates
Series 2004-10, Class AF5B (P)	5.417	02/25/35	55,367	56,616
Credit Suisse Mortgage Trust
Series 2014-ICE, Class D (P) (S)	2.400	04/15/27	35,000	35,098
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09/15/19	40,000	39,836
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class A (S)	2.050	06/20/31	55,000	54,823
Soundview Home Loan Trust
Series 2005-CTX1, Class M2 (P)	0.592	11/25/35	35,000	33,425
Series 2006-OPT2, Class A3 (P)	0.335	05/25/36	23,576	21,882
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-2XS, Class 2A2 (P)	1.656	02/25/35	40,741	40,420
TAL Advantage V LLC
Series 2014-1A, Class A (S)	3.510	02/22/39	28,750	29,067
Westgate Resorts LLC
Series 2014-AA, Class A (S)	6.250	10/20/26	100,000	100,000

			Shares	Value

Common Stocks 30.4%				$12,968,152

(Cost $12,425,070)

Consumer Discretionary 3.8%				1,614,652

Auto Components 0.1%
Tenneco, Inc. (I)			489	31,149

Automobiles 1.1%
Ford Motor Company			3,808	64,812
General Motors Company			4,133	139,778
Nissan Motor Company, Ltd.			19,100	187,379
Toyota Motor Corp.			1,600	94,464

Hotels, Restaurants & Leisure 0.2%
Norwegian Cruise Line Holdings, Ltd. (I)			2,111	69,199
Starbucks Corp.			484	37,597

Household Durables 0.1%
Lennar Corp., Class A			1,513	54,816

Internet & Catalog Retail 0.6%
Amazon.com, Inc. (I)			633	198,123
The Priceline Group, Inc. (I)			49	60,880

Media 0.8%
Comcast Corp., Class A			1,614	86,720
Lions Gate Entertainment Corp.			1,694	52,175
Pearson PLC			3,853	74,112
Viacom, Inc., Class B			1,362	112,597

Multiline Retail 0.3%
Macy's, Inc.			1,976	114,193

Specialty Retail 0.4%
Advance Auto Parts, Inc.			219	26,523
Lowe's Companies, Inc.			2,732	130,726

16

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

	Shares	Value

Consumer Discretionary (continued)

Textiles, Apparel & Luxury Goods 0.2%
Movado Group, Inc.	1,150	$47,070
Wolverine World Wide, Inc.	1,333	32,339

Consumer Staples 2.1%		895,460

Beverages 0.2%
PepsiCo, Inc.	1,027	90,479

Food & Staples Retailing 0.3%
CVS Caremark Corp.	871	66,510
Koninklijke Ahold NV	3,651	63,660

Food Products 0.6%
Mondelez International, Inc., Class A	2,642	95,112
The Hain Celestial Group, Inc. (I)	435	37,193
Unilever NV	2,460	101,244

Personal Products 0.3%
Pola Orbis Holdings, Inc.	3,400	141,179

Tobacco 0.7%
British American Tobacco PLC	2,100	123,023
Philip Morris International, Inc.	2,159	177,060

Energy 2.8%		1,181,675

Energy Equipment & Services 0.5%
Noble Corp. PLC	1,594	50,004
Schlumberger, Ltd.	873	94,624
Weatherford International PLC (I)	2,936	65,678

Oil, Gas & Consumable Fuels 2.3%
Apache Corp.	1,168	119,907
Denbury Resources, Inc.	7,306	123,837
Devon Energy Corp.	865	65,308
Eni SpA	5,202	132,370
Inpex Corp.	2,500	37,052
Occidental Petroleum Corp.	1,041	101,716
Royal Dutch Shell PLC, Class A	4,180	171,864
Suncor Energy, Inc.	1,400	57,498
Total SA	2,509	161,817

Financials 5.9%		2,525,714

Banks 4.2%
Barclays PLC	56,584	214,492
BB&T Corp.	1,870	69,227
BBCN Bancorp, Inc.	3,110	46,712
CIT Group, Inc.	756	37,127
Citigroup, Inc.	2,325	113,716
HSBC Holdings PLC	17,615	188,849
Intesa Sanpaolo SpA	12,784	37,964
JPMorgan Chase & Company	5,918	341,291
Royal Bank of Scotland Group PLC (I)	6,222	37,086
Standard Chartered PLC	6,200	128,574
Sumitomo Mitsui Financial Group, Inc.	3,900	158,981
SVB Financial Group (I)	359	39,138
U.S. Bancorp	2,488	104,571
UniCredit SpA	14,823	115,636
Wells Fargo & Company	3,145	160,081

17

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

	Shares	Value

Financials (continued)

Capital Markets 1.0%
AllianceBernstein Holding LP	1,788	$46,738
Credit Suisse Group AG (I)	3,554	96,412
Morgan Stanley	1,785	57,727
Northern Trust Corp.	629	42,074
The Carlyle Group LP	2,825	94,299
The Goldman Sachs Group, Inc.	447	77,273

Consumer Finance 0.1%
Acom Company, Ltd. (I)	9,900	38,981

Diversified Financial Services 0.2%
Berkshire Hathaway, Inc., Class B (I)	682	85,543
Insurance 0.4%
American International Group, Inc.	1,624	84,416
Arthur J. Gallagher & Company	972	43,740
MetLife, Inc.	1,237	65,066

Health Care 4.4%		1,884,001

Biotechnology 0.9%
Alexion Pharmaceuticals, Inc. (I)	310	49,287
Amgen, Inc.	998	127,135
Biogen Idec, Inc. (I)	436	145,794
Celgene Corp. (I)	893	77,825

Health Care Equipment & Supplies 0.5%
Align Technology, Inc. (I)	674	36,538
Baxter International, Inc.	1,614	120,550
Medtronic, Inc.	816	50,380

Health Care Providers & Services 0.2%
Express Scripts Holding Company (I)	649	45,203
Fresenius Medical Care AG & Company KGaA	739	51,226

Health Care Technology 0.1%
athenahealth, Inc. (I)	400	49,760

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc., Class A (I)	346	39,787

Pharmaceuticals 2.6%
AbbVie, Inc.	987	51,660
GlaxoSmithKline PLC	3,798	91,527
Johnson & Johnson	1,968	196,977
Novartis AG	3,219	280,048
Pfizer, Inc.	3,815	109,491
Roche Holding AG	841	244,063
Sanofi	1,112	116,750

Industrials 4.0%		1,693,704

Aerospace & Defense 1.5%
Precision Castparts Corp.	286	65,437
Safran SA	3,259	191,523
The Boeing Company	453	54,577
TransDigm Group, Inc.	408	68,511
United Technologies Corp.	2,249	236,482

Air Freight & Logistics 0.2%
FedEx Corp.	708	103,991

18

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

	Shares	Value

Industrials (continued)

Building Products 0.2%
AO Smith Corp.	933	$43,571
Fortune Brands Home & Security, Inc.	1,439	54,380

Commercial Services & Supplies 0.1%
Clean Harbors, Inc. (I)	538	31,005

Electrical Equipment 0.6%
Eaton Corp. PLC	2,772	188,274
Prysmian SpA	2,200	46,781

Industrial Conglomerates 0.7%
Danaher Corp.	1,334	98,556
General Electric Company	7,271	182,866
Rheinmetall AG	509	30,851

Machinery 0.5%
CNH Industrial NV	12,316	113,676
Cummins, Inc.	256	35,684
Hoshizaki Electric Company, Ltd.	1,600	81,463

Professional Services 0.1%
The Advisory Board Company (I)	823	41,265

Trading Companies & Distributors 0.1%
Watsco, Inc.	277	24,811

Information Technology 5.0%		2,120,428

Communications Equipment 0.7%
QUALCOMM, Inc.	3,974	292,884

Electronic Equipment, Instruments & Components 0.1%
Optex Company, Ltd.	2,200	47,603

Internet Software & Services 0.9%
eBay, Inc. (I)	1,442	76,138
Facebook, Inc., Class A (I)	1,179	85,654
Google, Inc., Class A (I)	244	141,410
Google, Inc., Class C (I)	177	101,173

IT Services 0.3%
Visa, Inc., Class A	520	109,725

Semiconductors & Semiconductor Equipment 0.3%
Infineon Technologies AG	8,266	91,079
Lasertec Corp.	3,800	38,733

Software 1.3%
Bottomline Technologies, Inc. (I)	911	25,790
Microsoft Corp.	6,083	262,542
Oracle Corp.	3,242	130,944
SAP AG	941	73,955
Synchronoss Technologies, Inc. (I)	995	40,208

Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	4,503	430,352
EMC Corp.	4,759	139,439
Lenovo Group, Ltd.	24,000	32,799

Materials 1.4%		609,561

Chemicals 0.4%
Akzo Nobel NV	628	45,231

19

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

	Shares	Value

Materials (continued)

E.I. du Pont de Nemours & Company	1,633	$105,018
The Sherwin-Williams Company	191	39,390

Containers & Packaging 0.6%
Amcor, Ltd.	11,471	109,792
Avery Dennison Corp.	3,275	154,613

Metals & Mining 0.4%
Anglo American PLC	1,773	47,616
Freeport-McMoRan Copper & Gold, Inc.	2,899	107,901

Telecommunication Services 1.0%		442,957

Diversified Telecommunication Services 0.8%
Koninklijke KPN NV (I)	30,467	97,423
Nippon Telegraph & Telephone Corp.	1,400	92,966
Telefonica SA	5,391	87,887
Verizon Communications, Inc.	1,377	69,517

Wireless Telecommunication Services 0.2%
Vodafone Group PLC	28,577	95,164

Preferred Securities 1.8%		$759,692

(Cost $728,287)

Consumer Staples 0.2%		69,611

Household Products 0.2%
Henkel AG & Company KGaA	626	69,611

Financials 0.8%		355,585

Banks 0.4%
Regions Financial Corp., 6.375%	1,935	47,930
The PNC Financial Services Group, Inc., 6.125%	2,150	58,545
U.S. Bancorp, 6.000%	1,700	46,461
Wells Fargo & Company, Series L, 7.500%	18	21,780

Capital Markets 0.1%
The Goldman Sachs Group, Inc., 5.500%	1,200	28,752

Consumer Finance 0.1%
Ally Financial, Inc., 7.000% (S)	43	42,785
Discover Financial Services, 6.500%	1,100	27,962

Diversified Financial Services 0.1%
GMAC Capital Trust I (8.125% to 02/15/2016, then 3 month LIBOR
+ 5.785%)	2,000	54,360
Real Estate Investment Trusts 0.1%
Weyerhaeuser Company, 6.375%	500	27,010

Industrials 0.4%		177,919

Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	662	39,270

Airlines 0.3%
Continental Airlines Finance Trust II, 6.000%	2,835	138,649

Telecommunication Services 0.2%		98,500

Diversified Telecommunication Services 0.2%
Intelsat SA, 5.750%	2,000	98,500

20

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

	Shares	Value

Utilities 0.2%		$58,077

Electric Utilities 0.1%
Exelon Corp., 6.500% (I)	364	17,872

Multi-Utilities 0.1%
Dominion Resources, Inc., 6.375% (I)	793	40,205

Investment Companies 11.8%		$5,014,996

(Cost $4,695,953)

Exchange-Traded Funds 11.8%		5,014,996

Energy Select Sector SPDR Fund	1,559	150,646
Financial Select Sector SPDR Fund	10,250	229,703
iShares Global Infrastructure ETF	5,592	241,463
iShares MSCI Singapore ETF	23,225	326,544
iShares MSCI South Korea Capped ETF	6,700	442,870
iShares MSCI Taiwan Index	11,740	184,553
iShares Transportation Average ETF	815	118,851
iShares U.S. Oil & Gas Exploration & Production ETF	1,372	127,459
Market Vectors Coal ETF	1,142	21,401
Market Vectors Gold Miners ETF	624	16,155
Market Vectors Oil Service ETF	3,342	181,070
PowerShares DB Agriculture Fund (I)	1,422	38,124
PowerShares DB Commodity Index Tracking Fund (I)	7,902	199,921
PowerShares DB Energy Fund (I)	1,993	57,837
PowerShares DB Gold Fund (I)	689	29,510
SPDR S&P China ETF	4,490	360,008
SPDR S&P Global Natural Resources ETF	4,053	211,486
SPDR S&P Homebuilders ETF	7,275	214,322
Vanguard Energy ETF	845	117,100
Vanguard Global ex-U.S. Real Estate ETF	1,077	63,166
Vanguard Health Care ETF	2,100	233,667
Vanguard Industrials ETF	3,350	333,325
Vanguard Information Technology ETF	6,075	591,037
Vanguard Materials ETF	303	33,012
Vanguard REIT ETF	1,453	108,830
WisdomTree Europe SmallCap Dividend Fund	2,130	121,027
WisdomTree International SmallCap Dividend Fund	2,050	130,688
WisdomTree Japan Hedged Equity Fund	2,626	131,221

Total investments (Cost $39,021,241)† 96.2%		$40,985,655

Other assets and liabilities, net 3.8%		$1,635,093

Total net assets 100.0%		$42,620,748

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations
BRL	Brazilian Real
MXN	Mexican Peso

Notes to Fund’s investments
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate

21

Diversified Strategies Fund
Fund’s investments
As of 7-31-14

PIK Paid-in-kind

TBD To Be Determined

USGG U.S. Generic Government Yield Index

(C) Security purchased on a when-issued or delayed delivery basis.

(H) Non-income producing - Bond is in default.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,732,766 or 18.1% of the fund's net assets as of 7-31-14.

(T) This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $39,060,773. Net unrealized appreciation aggregated $1,924,882, of which $2,517,818 related to appreciated investment securities and $592,936 related to depreciated investment securities.

The fund had the following country concentration as a percentage of net assets on 7-31-14:

United States	75.3%
United Kingdom	3.5%
Japan	2.7%
France	2.5%
Netherlands	2.5%
Luxembourg	1.8%
Switzerland	1.6%
Cayman Islands	1.2%
Indonesia	1.0%
Brazil	0.8%
Other Countries	7.1%

Total	100.0%

22

Diversified Strategies Fund

Statement of assets and liabilities — July 31, 2014

Assets

Investments, at value (Cost $39,021,241)	$40,985,655
Cash	909,157
Cash held at broker for futures contracts	175,977
Receivable for investments sold	547,717
Receivable for forward foreign currency
exchange contracts	17,362
Dividends and interest receivable	283,841
Receivable for futures variation margin	73,289
Other receivables and prepaid expenses	227

Total assets	42,993,225

Liabilities

Payable for investments purchased	236,197
Payable for delayed delivery securities
purchased	80,000
Payable for forward foreign currency exchange
contracts	5,436
Payable to affiliates
Accounting and legal services fees	811
Transfer agent fees	4,731
Other liabilities and accrued expenses	45,302

Total liabilities	372,477

Net assets	$42,620,748

Net assets consist of

Paid-in capital	$38,977,459
Undistributed net investment income	754,423
Accumulated net realized gain (loss) on
investments, foreign currency transactions and
futures contracts	897,191
Net unrealized appreciation (depreciation) on
investments, futures contracts and translation of
assets and liabilities in foreign currencies	1,991,675

Net assets	$42,620,748

Net asset value per share

Based on net asset values and shares
outstanding-the fund has an unlimited number of
shares authorized with no par value
Class A ($32,765,099 ÷ 3,000,000 shares)[1]	$10.92
Class I ($9,855,649 ÷ 900,000 shares)	$10.95

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.49

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements,
23

Diversified Strategies Fund

Statement of operations — For the year ended July 31, 2014

Investment income

Interest	$1,407,028
Dividends	517,296
Less foreign taxes withheld	(13,767)

Total investment income	1,910,557

Expenses

Investment management fees	405,582
Distribution and service fees	98,611
Accounting and legal services fees	5,224
Transfer agent fees	56,690
Trustees' fees	550
Professional fees	47,763
Custodian fees	24,042
Registration and filing fees	16,355
Other	7,030

Total expenses	661,847

Less expense reductions	(8,498)

Net expenses	653,349

Net investment income	1,257,208

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign
currency transactions	1,631,731
Investments in affiliated issuers	1,174,014
Capital gain distributions received from
unaffiliated underlying funds	3,357
Futures contracts	(347,704)

2,461,398

Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers and
translation of assets and liabilities in foreign
currencies	419,779
Investments in affiliated issuers	(1,265,480)
Futures contracts	15,283

(830,418)

Net realized and unrealized gain	1,630,980

Increase in net assets from operations	$2,888,188

See notes to financial statements
24

Diversified Strategies Fund

Statements of changes in net assets

	Year ended	Year ended
	7-31-14	7-31-13

Increase (decrease) in net assets

From operations
Net investment income	$1,257,208	$1,555,738
Net realized gain	2,461,398	869,315
Change in net unrealized appreciation
(depreciation)	(830,418)	101,702

Increase in net assets resulting from
operations	2,888,188	2,526,755

Distributions to shareholders
From net investment income
Class A	(1,050,720)	(1,269,180)
Class I	(345,285)	(419,031)
From net realized gain
Class A	(1,603,890)	(528,330)
Class I	(481,167)	(158,490)

Total distributions	(3,481,062)	(2,375,031)

From fund share transactions	—	—

Total increase (decrease)	(592,874)	151,724

Net assets

Beginning of year	43,213,622	43,061,898

End of year	$42,620,748	$43,213,622

Undistributed net investment income	$754,423	$842,399

See notes to financial statements
25

Diversified Strategies Fund

Financial highlights

Class A Shares

	Year	Year	Period
	ended	ended	ended
	7-31-14	7-31-13	7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$11.07	$11.04	$10.00
Net investment income[2]	0.31	0.39	0.32
Net realized and unrealized gain on
investments	0.42	0.24	0.84
Total from investment operations	0.73	0.63	1.16

Less distributions
From net investment income	(0.35)	(0.42)	(0.10)
From net realized gain	(0.53)	(0.18)	(0.02)
Total distributions	(0.88)	(0.60)	(0.12)

Net asset value, end of period	$10.92	$11.07	$11.04

Total return (%)[3,4]	6.89	5.81	11.65[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$33	$33	$33
Ratios (as a percentage of average net
assets):
Expenses before reductions[6]	1.62	1.23	1.35[7]
Expenses including reductions[6]	1.60	1.14	1.17[7]
Net investment income	2.87	3.50	3.60[7]
Portfolio turnover (%)	119	40	21

1 Period from 9-30-11 (commencement of operations) to 7-31-12.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Does not reflect the effect of sales charges, if any.
5 Not annualized.
6 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10% - 1.01%, 0.74%–1.42%, and 0.75%–1.43% for the years ended 7-31-14, 7-31-13, and the period ended 7-31-12, respectively.
7 Annualized.

See notes to financial statements
26

Diversified Strategies Fund

Financial highlights

Class I Shares

	Year	Year	Period
	ended	ended	ended
	7-31-14	7-31-13	7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$11.10	$11.06	$10.00
Net investment income[2]	0.35	0.43	0.35
Net realized and unrealized gain (loss) on
investments	0.42	0.25	0.84
Total from investment operations	0.77	0.68	1.19

Less distributions
From net investment income	(0.39)	(0.46)	(0.11)
From net realized gain	(0.53)	(0.18)	(0.02)
Total distributions	(0.92)	(0.64)	(0.13)

Net asset value, end of period	$10.95	$11.10	$11.06

Total return (%)[3]	7.19	6.30	11.96[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$10	$10	$10
Ratios (as a percentage of average net
assets):
Expenses before reductions[5]	1.30	0.86	0.95[6]
Expenses including reductions[5]	1.28	0.77	0.78[6]
Net investment income	3.19	3.87	3.99[6]
Portfolio turnover (%)	119	40	21

1 Period from 9-30-11 (commencement of operations) to 7-31-12.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10% - 1.01%, 0.74%–1.42%, and 0.75%–1.43% for the years ended 7-31-14, 7-31-13, and the period ended 7-31-12, respectively.
6 Annualized.

See notes to financial statements
27

Notes to Financial Statements

Note1 - Organization

John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in other open-end management investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 P.M. Eastern Time. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2014, by major security category or type:

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	7-31-14	Price	Inputs	Inputs
Corporate Bonds	$13,882,708	—	$13,882,708	—
U.S. Government & Agency Obligations	3,785,978	—	3,785,978	—
Foreign Government Obligations	253,661	—	253,661	—
Capital Preferred Securities	221,888	—	221,888	—
Convertible Bonds	299,094	—	299,094	—
Term Loans	1,309,742	—	1,309,742	—
Collateralized Mortgage Obligations	1,885,017	—	1,784,958	$100,059
Asset Backed Securities	604,727	—	604,727	—
Common Stocks	12,968,152	$8,485,340	4,482,812	—
Preferred Securities	759,692	508,647	251,045	—
Investment Companies	5,014,996	5,014,996	—	—

Total Investments in Securities	$40,985,655	$14,008,983	$26,876,613	$100,059
Other Financial Instruments:
Futures	$15,283	$15,283	—	—
Forward Foreign Currency Contracts	$11,926	—	$11,926	—

Term loans (Floating rate loans).The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

At July 31, 2014 the fund had $100,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt

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securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $468. For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the

30

nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	July 31, 2014	July 31, 2013

Ordinary Income	$1,462,032	$2,354,712

Long-Term Capital Gain	2,019,030	20,319

Total	$3,481,062	$2,375,031

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2014, the components of distributable earnings on a tax basis consisted of $1,288,482 of undistributed ordinary income and $418,549 of undistributed long-term capital gain.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note - 3 Derivative instruments The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor

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its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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During the year ended July 31, 2014, the fund used futures contracts to maintain diversity and liquidity of the fund, manage against anticipated changes in securities and substitute for securities purchased. During the year ended July 31, 2014, the fund held futures contracts with notional values ranging up to $4.5 million as measured at each quarter end. The following table summarizes the contracts held at July 31, 2014:

							Unrealized
		Number of		Expiration	Notional	Notional	appreciation
Fund	Open Contracts	contracts	Position	date	basis	value	(depreciation)

Diversified
	U.S. Treasury Ultra Bond Futures	1	Long	Sep 2014	$151,065	$150,844	($221)
Strategies Fund
	NIKKEI 225 OSE Futures	2	Long	Sep 2014	295,465	304,282	8,817
	10-Year U.S. Treasury Note Futures	3	Short	Sep 2014	(375,040)	(373,828)	1,212
	CAC 40 Index Futures	2	Short	Sep 2014	(119,654)	(113,699)	5,955
	Mini MSCI Emerging Markets Index
		20	Short	Sep 2014	(1,038,754)	(1,054,600)	(15,846)
	Futures
	Russell 2000 Mini Index Futures	2	Short	Sep 2014	(231,404)	(223,340)	8,064
	Russell 2000 Mini Index Futures	2	Short	Sep 2014	(231,405)	(223,340)	8,065
	S&P 500 Index E-Mini Futures	2	Short	Sep 2014	(192,819)	(192,480)	339
	S&P 500 Index E-Mini Futures	18	Short	Sep 2014	(1,735,387)	(1,732,320)	3,067
	SPI 200 Index Futures	1	Short	Sep 2014	(125,239)	(129,408)	(4,169)

							$15,283

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to gain exposure to foreign currency. During the year ended July 31, 2014, the fund held forward foreign currency contracts with U.S. dollar notional values ranging up to $1.7 million as measured at each quarter end. The following table summarizes the contracts held at July 31, 2014:

						Contractual			Net Unrealized
						settlement	Unrealized	Unrealized	appreciation/
Fund	Contract to buy		Contract to sell		Counterparty	date	appreciation	depreciation	(depreciation)
Diversified					State Street Bank and Trust
Strategies	GBP	33,172	EUR	42,000	Company	10/1/2014	-	($273)	($273)

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Fund
	GBP	124,179	USD	212,371	JPMorgan Chase Bank N.A.	10/1/2014	-	(2,820)	(2,820)
	MXN	1,827,615	USD	140,015	Bank of Nova Scotia	10/1/2014	-	(2,343)	(2,343)
					Barclays Bank PLC
	USD	188,982	AUD	201,822	Wholesale	10/1/2014	$2,168	-	2,168
	USD	390,085	CAD	416,404	Toronto Dominion Bank	10/1/2014	8,728	-	8,728
					State Street Bank and
	USD	94,293	EUR	70,000	Trust Company	10/1/2014	543	-	543
					State Street Bank and
	USD	540,492	JPY	54,968,000	Trust Company	10/1/2014	5,923	-	5,923

							$17,362	($5,436)	$11,926

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the funds at July 31, 2014 by risk category:

			Asset	Liability
	Statement of assets and liabilities	Financial	derivatives	derivatives fair
Risk	location	instruments location	fair value	value

Equity contracts	Receivable/payable for futures	Futures†	$34,307	($20,015)

Interest rate contracts	Receivable/payable for futures	Futures†	$1,212	(221)
Foreign currency	Receivable/payable for forward	Forward foreign
contracts	foreign currency exchange contracts	currency contracts	17,362	(5,436)

			$52,881	($25,672)

† Reflects cumulative appreciation/depreciation on futures as disclosed above. Only the year end variation margin is separately disclosed in the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

Statement of operations location — Net Realized Gain (Loss) on:

		Investments in unaffiliated
		issuers and foreign
Risk	Futures contracts	currency transactions*	Total

Equity contracts	($347,704)	-	($347,704)
Foreign currency contracts	-	$23,907	23,907

	($347,704)	$23,907	($323,797)

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

Statement of operations location — Change in Unrealized Appreciation (Depreciation) of:

Investments in
Risk	Futures contracts	unaffiliated issuers	Total

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		and translation of
		assets and liabilities
		in foreign currencies*

Equity contracts	$14,292	-	$14,292

Interest rate contracts	991	-	991

Foreign currency contracts	-	$11,926	11,926
	$15,283	$11,926	$27,209

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 - Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 – Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 1.000% of the first $500 million of the fund’s average daily net assets and (b) 0.950% of the fund’s average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Prior to September 20, 2013, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) a fee on assets invested in a fund of John Hancock Funds III (JHF III) or John Hancock Funds II (JHF II) and (b) a fee on assets invested in investments other than a fund of JHF III and JHF II (Other Assets). A fee on assets invested in the fund of JHF III or JHF II was stated as an annual percentage of the current value of the aggregate net assets of the fund, equivalent to the sum of: (a) 0.250% of the first $1 billion of the fund’s aggregate net assets and (b) 0.225% of the excess of $1 billion of the fund’s aggregate net assets. The fee on Other Assets was stated as an annual percentage of the current value of the aggregate net assets of the fund equivalent to the sum of: (a) 0.700% of the first $1 billion of the fund’s aggregate net assets and (b) 0.675% of the fund’s aggregate net assets in excess of $1 billion.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that

35

portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses for each share class of the fund excluding certain expenses such as taxes, brokerage commissions, interest expense, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.70% and 1.39% for Class A and Class I shares, respectively. This voluntary arrangement can be amended or terminated at any time by the Advisor upon notice to the fund. Prior to September 20, 2013, the fee waivers and/or reimbursements were such that these expenses did not exceed 1.22% and 0.80% for Class A and Class I shares, respectively.

Also, prior to September 20, 2013, the Advisor voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceeded 0.10% of the average annual net assets (on an annualized basis) of the fund. “Expenses” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) Rule 12b-1 fees, (g) transfer agent fees and service fees, (h) blue sky fees, (i) printing and postage, (j) underlying fund expenses (“acquired fund fees”) and (k) short dividend expense.

The expense reductions described above amounted to $6,432 and $2,066 for Class A and Class I shares, respectively, for the year ended July 31, 2014.

The investment management fees including the impact of waivers and reimbursements described above, incurred for the year ended July 31, 2014, were equivalent to the net effective rate of 0.93% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. As of year ended July 31, 2014 there were no amounts eligible for recapture.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, there were no CDSCs received by the Distributor for Class A

36

shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

Class	Distribution and	Transfer agent fees
service fees

A	$ 98,611	$ 45,112

I	-	$ 11,578

Total	$ 98,611	$ 56,690

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 - Fund share transactions

There were no transactions in fund shares for the years ended July 31, 2014 and 2013. Affiliates of the fund owned 100% of shares of beneficial interest of Class A and Class I on July 31, 2014.

Note 7 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $44,934,253 and $49,699,680, respectively, for the year ended July 31, 2014. Purchases and sales of U.S. Treasury obligations aggregated $3,275,532 and $1,797,937 respectively, for the year ended July 31, 2014.

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Diversified Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Diversified Strategies Fund (the "Fund") at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

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Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $2,019,030 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

39

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

John Hancock Diversified Strategies Fund

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Diversified Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23 25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27 29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23 25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its conside ration of the advisory and subadvisory

40

arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and repor ts during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s comp liance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideratio n of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

41

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2013, and outperformed its benchmark index for the since inception period ended December 31, 2013. The Board also noted that the fund had underperformed its peer group average for the one-year and since inception periods ended December 31, 2013.

The Board took into account management’s discussion of the fund’s performance relative to its peer group.

The Board also noted the fund’s relatively short performance history.

The Board concluded that the fund’s performance is being monitored and reasonabl y addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are lower than the peer group median. The Board also noted fee and expense waivers applicable to the fund and certain of its classes.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses, as well as actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the fund and concluded that the advisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the fund and that the additional services are necessary because of the differences between the investment policies, strategies, and techniques of a fund of funds and those of its underlying portfolios.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

42

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j) noted that the subadvisory fee for the fund is paid by the Advisor; and

(k) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

43

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resou rces in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

44

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund being monitored and reasonably addressed;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the fund and concluded that the subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios in which the fund invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of the underlying portfolios.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

Diversified Strategies Fund | Annual report
46

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Diversified Strategies Fund
47

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable

Diversified Strategies Fund | Annual report
48

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

Annual report | Diversified Strategies Fund
49

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
John Hancock Signature Services, Inc.
Officers
Andrew G. Arnott	Legal counsel
President	K&L Gates LLP
John J. Danello
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
Francis V. Knox, Jr.	PricewaterhouseCoopers LLP
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our Web site and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

50

John Hancock

China Emerging Leaders Fund

Annual Report
7.31.14

1

John Hancock China Emerging Leaders Fund

Table of Contents

Management’s discussion of Fund Performance	Page 3
A look at performance	Page 4
Your expenses	Page 6
Portfolio summary	Page 7
Fund’s investments	Page 8
Financial statements	Page 12
Financial highlights	Page 15
Notes to financial statements	Page 18
Auditors Report	Page 26
Federal Tax Information	Page 27
Board Consideration	Page 28
Trustees and Officers	Page 37
More information	Page 41

2

John Hancock China Emerging Leaders Fund
Management’s Discussion of Fund Performance
By Dimensional Fund Advisors LP

Effective December 19, 2013, Dimensional Fund Advisors LP replaced Atlantis Investment Management (Hong Kong) Ltd. as the subadvisor for this fund.

The Chinese equity market posted solid gains during the year ended July 31, 2014, as concerns about a slowdown in the growth rate of China’s economy eased during the latter months of the period. Economic indicators were mixed throughout most of the period, and a decline in property values in several major Chinese cities weakened some financials sector stocks. In November 2013, the Communist Party leadership pledged to adopt economic reforms in coming years. However, the absence of detailed plans to transition to a more domestically focused economy left markets unimpressed, and stocks fell modestly following this announcement. During the winter, concerns about the possibility of a hard landing for China’s economy mounted after key indicators remained weak, including data on industrial production and real estate. However, data in the spring suggested an improving outlook for China’s domestic consumption and the possibility that gross domestic product growth might reach the government’s 7.5% growth target for 2014. Equities gained further support in April from the announcement of a government stimulus initiative targeting small- and medium-sized businesses. Chinese equities posted strong gains in May, June, and July as exports increased, credit conditions improved, and an index of purchasing manager activity climbed to a six-month high.

For the year ended July 31, 2014, the fund’s Class A shares returned 18.61%, excluding sales charges, trailing the 20.50% return of its benchmark, the MSCI China Index, but outpacing the average 16.03% return of Morningstar, Inc.’s China region fund category.1 Our stock selection in industrials as well as the fund’s relative overweight in the sector contributed the most to performance, while underweights in financials and telecommunication services also added value. On the negative side, an underweight in information technology as well as stock selection in the sector detracted. Our stock selection in healthcare, materials, and utilities also weighed on performance.

At the individual security level, the largest contributor was the fund’s position in Haier Electronics Group Company, Ltd., a consumer discretionary sector stock. Other notable contributors included China Fiber Optic Network System Group, Ltd. (industrials), NQ Mobile, Inc. (information technology), and Viva China Holdings, Ltd. (consumer discretionary). Among the largest detractors were Tencent Holdings, Ltd. (information technology), Silver Base Group Holdings, Ltd. (consumer discretionary), and China Yurun Food Group, Ltd. (consumer staples). We sold the fund’s positions in Optic Network, NQ Mobile, and China Yurun prior to the period’s end.

1 Figures from Morningstar, Inc. include distributions reinvested and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant. Past performance does not guarantee future results.

Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic, and currency risks and differences in accounting standards and financial reporting. Although they are larger and/or more established than many emerging markets, the markets of China function in many ways as emerging markets, and carry the high levels of risk associated with emerging markets. These include higher inflation, interest rates, and unemployment as well as greater social, economic, regulatory, and political uncertainties than more developed countries. Please see the fund’s prospectuses for additional risks.

3

A look at performance

Total returns for the period ended July 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception [1]	1-year	5-year	10-year	Since inception [1]

Class A	12.62	—	—	0.32	12.62	—	—	0.82

Class I2	19.11	—	—	2.73	19.11	—	—	7.24

Class NAV[2]	19.12	—	—	2.82	19.12	—	—	7.46

Index†	20.50	—	—	13.00	20.50	—	—	37.28

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross/Net (%)	1.77	1.46	1.31

Please refer to the most recent prospectus and annual report for more information on expenses and any limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the MSCI China Index.

See the following page for footnotes.

China Emerging Leaders Fund | Annual report	4

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	12-29-11	$10,724	$10,724	$13,728

Class NAV[2]	12-29-11	10,746	10,746	13,728

MSCI China Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure large and mid cap equity market performance in China.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 From 12-29-11.

2 For certain types of investors as described in the fund’s prospectuses.

5	Annual report | China Emerging Leaders Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding your fund expenses

As a shareholder of the Fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	Expense Ratio

Class A	$1,000.00	$1,173.10	$9.16	1.70%

Class I	1,000.00	1,176.50	7.39	1.37%

Class NAV	1,000.00	1,176.50	6.80	1.26%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find it’s hypothetical Example and you will be able to compare these expenses.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	Expense Ratio

Class A	$1,000.00	$1,016.40	$8.50	1.70%

Class I	1,000.00	1,018.00	6.85	1.37%

Class NAV	1,000.00	1,018.50	6.31	1.26%

Remember, these examples do not include any transaction costs; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

China Emerging Leaders Fund
As of 7-31-14
Portfolio Summary

Top 10 Holdings (42.9% of Net Assets on 7-31-14)[1,2]
Bank of China, Ltd., H Shares	4.8%
China Construction Bank Corp., H Shares	4.8%
Industrial & Commercial Bank of China, Ltd., H Shares	4.8%
China Mobile, Ltd.	4.7%
CNOOC, Ltd.	4.6%
Tencent Holdings, Ltd.	4.4%
PetroChina Company, Ltd., H Shares	4.4%
China Petroleum & Chemical Corp., H Shares	4.1%
China Life Insurance Company, Ltd., H Shares	3.6%
Ping An Insurance Group Company, H Shares	2.7%

Country Concentration[1]
China	76.5%
Hong Kong	22.3%
United States	1.2%

Sector Composition[1,3]
Financials	35.7%
Energy	17.9%
Telecommunication Services	7.4%
Consumer Discretionary	7.3%
Information Technology	7.0%
Industrials	6.5%
Consumer Staples	5.8%
Materials	4.7%
Utilities	4.5%
Health Care	2.0%
Short-Term Investments & Other	1.2%

1As a percentage of net assets on 7-31-14.

2Cash and cash equivalents are not included.

3Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic, and currency risks and differences in accounting standards and financial reporting. Although they are larger and/or more established than many emerging markets, the markets of China function in many ways as emerging markets and carry the high levels of risk associated with emerging markets.

7

China Emerging Leaders Fund
Fund’s investments
As of 7-31-14

	Shares	Value

Common Stocks 98.8%		$277,470,738

(Cost $285,608,231)

China 76.5%		215,007,040

Agricultural Bank of China, Ltd., H Shares	10,051,000	4,869,207
Air China, Ltd., H Shares	774,000	473,298
Aluminum Corp. of China, Ltd., H Shares (I)	1,660,000	758,782
Angang Steel Company, Ltd., H Shares	292,000	215,495
Anhui Conch Cement Company, Ltd., H Shares	508,000	1,913,536
ANTA Sports Products, Ltd.	322,000	529,246
Bank of China, Ltd., H Shares	28,574,000	13,618,483
Bank of Communications Company, Ltd., H Shares	4,072,000	3,119,989
BBMG Corp., H Shares	304,500	235,992
Biostime International Holdings, Ltd.	76,000	346,131
Byd Company, Ltd., H Shares	244,500	1,617,019
China CITIC Bank Corp., Ltd., H Shares	3,775,000	2,499,502
China Coal Energy Company, Ltd., H Shares	1,682,000	1,013,056
China Communications Construction Company, Ltd., H Shares	1,884,000	1,428,221
China Communications Services Corp., Ltd., H Shares	332,000	162,228
China Construction Bank Corp., H Shares	17,589,000	13,502,695
China COSCO Holdings Company, Ltd., H Shares (I)	986,500	424,163
China Eastern Airlines Corp., Ltd., H Shares (I)	564,000	177,623
China Galaxy Securities Company, Ltd., H Shares	448,000	337,541
China Hongqiao Group, Ltd.	315,500	269,916
China International Marine Containers Group Company, Ltd., H Shares	214,700	471,488
China Life Insurance Company, Ltd., H Shares	3,403,000	10,128,125
China Longyuan Power Group Corp., H Shares	1,165,000	1,183,737
China Mengniu Dairy Company, Ltd.	581,000	2,808,913
China Merchants Bank Company, Ltd., H Shares	2,144,500	4,339,389
China Minsheng Banking Corp., Ltd., H Shares	2,884,500	2,979,644
China Molybdenum Company, Ltd., H Shares	399,000	263,725
China National Building Material Company, Ltd., H Shares	1,208,000	1,204,390
China Oilfield Services, Ltd., H Shares	752,000	1,870,054
China Pacific Insurance Group Company, Ltd., H Shares	1,202,400	4,722,635
China Petroleum & Chemical Corp., H Shares	11,742,000	11,495,470
China Railway Construction Corp., H Shares	813,500	777,641
China Railway Group, Ltd., H Shares	1,561,000	830,848
China Shenhua Energy Company, Ltd., H Shares	1,564,000	4,608,809
China Shipping Container Lines Company, Ltd., H Shares (I)	940,000	271,499
China Southern Airlines Company, Ltd., H Shares	652,000	220,470
China Telecom Corp., Ltd., H Shares	6,402,000	3,608,449
Chongqing Rural Commercial Bank, H Shares	753,000	372,441
CITIC Securities Company, Ltd., H Shares	474,600	1,189,557
CNOOC, Ltd.	7,388,000	13,049,568
Country Garden Holdings Company, Ltd.	1,933,000	985,843
CSR Corp., Ltd., H Shares	818,000	731,590
Datang International Power Generation Company, Ltd., H Shares	1,142,000	566,354
Dongfeng Motor Group Company, Ltd., H Shares	1,154,000	2,052,190
ENN Energy Holdings, Ltd.	318,000	2,241,099
Evergrande Real Estate Group, Ltd.	2,468,000	1,069,764
Fosun International, Ltd.	676,500	859,162
Great Wall Motor Company, Ltd., H Shares	431,000	1,773,129
Guangzhou Automobile Group Company, Ltd., H Shares	968,000	1,085,485
Guangzhou Pharmaceutical Company, Ltd.	80,000	253,843
Guangzhou R&F Properties Company, Ltd., H Shares	377,600	553,620
Haitian International Holdings, Ltd.	131,000	306,209
Hengan International Group Company, Ltd.	306,000	3,275,635

8

China Emerging Leaders Fund
Fund’s investments
As of 7-31-14

	Shares	Value

China (continued)

Hengshi Mining Investments, Ltd. (I)	13,647,000	$4,487,899
Huadian Power International Corp., H Shares	148,000	91,061
Huaneng Power International, Inc., H Shares	1,332,000	1,476,876
Industrial & Commercial Bank of China, Ltd., H Shares	19,626,000	13,410,390
Inner Mongolia Yitai Coal Company, H Shares	1,448,700	2,060,289
Jiangsu Expressway Company, Ltd., H Shares	500,000	609,680
Jiangxi Copper Company, Ltd., H Shares	588,000	1,119,539
Kingsoft Corp., Ltd.	230,600	680,534
Lenovo Group, Ltd.	2,594,000	3,545,078
Longfor Properties Company, Ltd.	572,500	827,336
Metallurgical Corp. of China, Ltd., H Shares	1,099,000	240,670
New China Life Insurance Company, Ltd., H Shares	317,200	1,148,830
PetroChina Company, Ltd., H Shares	9,590,000	12,429,310
PICC Property & Casualty Company, Ltd., H Shares	1,350,000	2,186,336
Ping An Insurance Group Company, H Shares	909,500	7,722,209
Semiconductor Manufacturing International Corp. (I)	3,688,000	334,463
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	700,000	718,019
Shanghai Electric Group Company, Ltd., H Shares	1,148,000	507,858
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	102,000	336,574
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	235,300	436,685
Shenzhou International Group Holdings, Ltd.	226,000	711,494
Sihuan Pharmaceutical Holdings Group, Ltd.	1,690,000	1,036,032
Sino-Ocean Land Holdings, Ltd.	995,429	581,356
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	1,412,000	430,838
Sinopharm Group Company, Ltd., H Shares	409,200	1,201,720
SOHO China, Ltd.	670,500	562,813
Sun Art Retail Group, Ltd.	1,011,000	1,258,160
Tencent Holdings, Ltd.	770,000	12,494,865
Tingyi Cayman Islands Holding Corp.	814,000	2,315,313
Tsingtao Brewery Company, Ltd., H Shares	154,000	1,250,790
Want Want China Holdings, Ltd.	2,496,000	3,414,753
Weichai Power Company, Ltd., H Shares	194,000	842,857
Xiao Nan Guo Restaurants Holdings, Ltd.	14,724,000	1,789,977
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares	191,400	217,273
Yanzhou Coal Mining Company, Ltd., H Shares	816,000	665,851
Zhejiang Expressway Company, Ltd., H Shares	146,000	158,289
Zhuzhou CSR Times Electric Company, Ltd., H Shares	146,500	501,975
Zijin Mining Group Company, Ltd., H Shares	2,464,000	643,133
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	559,200	351,485
ZTE Corp., H Shares	262,400	545,532

Hong Kong 22.3%		62,463,698

Beijing Enterprises Holdings, Ltd.	239,000	2,082,722
Beijing Enterprises Water Group, Ltd.	1,352,200	884,041
Belle International Holdings, Ltd.	1,918,000	2,380,606
Brilliance China Automotive Holdings, Ltd.	1,280,000	2,395,418
China Everbright International, Ltd.	1,090,000	1,455,196
China Gas Holdings, Ltd.	838,000	1,614,542
China Merchants Holdings International Company, Ltd.	483,336	1,625,916
China Metal Recycling Holdings, Ltd. (I)	14,221,734	0
China Mobile, Ltd.	1,217,000	13,297,724
China Overseas Land & Investment, Ltd.	1,820,000	5,545,895
China Resources Cement Holdings, Ltd.	796,000	575,824
China Resources Enterprises, Ltd.	510,000	1,548,674
China Resources Gas Group, Ltd.	366,000	1,155,899
China Resources Land, Ltd.	854,000	1,988,019
China Resources Power Holdings Company, Ltd.	800,000	2,245,085

9

China Emerging Leaders Fund
Fund’s investments
As of 7-31-14

		Shares	Value

Hong Kong (continued)

China South City Holdings, Ltd.		636,000	$318,705
China State Construction International Holdings, Ltd.		740,000	1,303,082
China Taiping Insurance Holdings Company, Ltd. (I)		279,400	609,234
China Unicom Hong Kong, Ltd.		2,196,000	3,836,194
CITIC Pacific, Ltd.		600,000	1,198,112
COSCO Pacific, Ltd.		486,445	732,223
CSPC Pharmaceutical Group, Ltd.		692,000	539,275
GCL-Poly Energy Holdings, Ltd. (I)		3,837,000	1,238,713
Geely Automobile Holdings, Ltd.		1,400,000	561,099
Guangdong Investment, Ltd.		1,074,000	1,203,058
Haier Electronics Group Company, Ltd.		349,000	998,840
Hanergy Solar Group, Ltd. (I)		4,816,000	754,464
Huili Resources Group, Ltd. (I)		900,000	144,019
Kunlun Energy Company, Ltd.		1,352,000	2,296,273
Ming Fung Jewellery Group, Ltd. (I)		7,540,000	76,431
New World China Land, Ltd.		86,000	51,391
Shanghai Industrial Holdings, Ltd.		115,000	382,743
Shimao Property Holdings, Ltd.		476,500	1,095,588
Silver Base Group Holdings, Ltd. (I)		34,010,000	4,294,013
Sino Biopharmaceutical, Ltd.		1,232,000	1,059,108
Viva China Holdings, Ltd. (I)		1,792,000	209,125
Wison Engineering Services Company, Ltd.		12,000,000	766,447
	Yield (%)	Shares	Value

Short-Term Investments 0.0%			$55,540

(Cost $55,540)

Money Market Funds 0.0%			55,540

State Street Institutional Liquid Reserves Fund	0.0682(Y)	55,540	55,540

Total investments (Cost $285,663,771)† 98.8%			$277,526,278

Other assets and liabilities, net 1.2%			$3,403,644

Total net assets 100.0%			$280,929,922

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

(I) Non-income producing security.

(Y) The rate shown is the annualized seven-day yield as of 7-31-14.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $285,911,469. Net unrealized depreciation aggregated $8,385,191, of which $24,516,925 related to appreciated investment securities and $32,902,116 related to depreciated investment securities.

10

China Emerging Leaders Fund
Fund’s investments
As of 7-31-14

The fund had the following sector composition as a percentage of total net assets on 7-31-14:

Financials	35.7%
Energy	17.9%
Telecommunication Services	7.4%
Consumer Discretionary	7.3%
Information Technology	7.0%
Industrials	6.5%
Consumer Staples	5.8%
Materials	4.7%
Utilities	4.5%
Health Care	2.0%
Short-Term Investments & Other	1.2%

Total	100.0%

11

Statement of assets and liabilities — July 31, 2014

China
Emerging
Leaders Fund
Assets

Investments, at value (Cost $285,663,771)	$277,526,278
Foreign currency, at value (Cost $1,252,245)	1,252,304
Cash held at broker for futures contracts	331
Receivable for investments sold	290,054
Dividends and interest receivable	2,012,244
Receivable due from advisor	6,232
Other receivables and prepaid expenses	1,424
Total assets	281,088,867

Liabilities

Payable to affiliates
Accounting and legal services fees	3,888
Transfer agent fees	20
Other liabilities and accrued expenses	155,037
Total liabilities	158,945

Net assets	$280,929,922

Net assets consist of

Paid-in capital	$283,510,981
Undistributed net investment income	4,138,031
Accumulated net realized gain (loss) on
investments, foreign currency transactions and
futures contracts	1,416,720
Net unrealized appreciation (depreciation) on
investments, translation of assets and liabilities
in foreign currencies and futures contracts	(8,135,810)
Net assets	$280,929,922

Net asset value per share

Based on net asset values and shares
outstanding-the fund has an unlimited number of
shares authorized with no par value
Class A ($99,636 ÷ 10,000 shares)[1]	$9.96
Class I ($99,960 ÷ 10,000 shares)	$10.00
Class NAV ($280,730,326 ÷ 28,071,076 shares)	$10.00

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.48

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

12

China Emerging Leaders Fund

Statement of operations — For the year ended July 31, 2014

China
Emerging
Leaders Fund
Investment income

Dividends	$7,972,894
Interest	5,417
Less foreign taxes withheld	(626,638)
Total investment income	7,351,673

Expenses

Investment management fees	3,403,385
Distribution and service fees	269
Accounting and legal services fees	36,994
Transfer agent fees	229
Trustees' fees	4,241
Professional fees	122,089
Custodian fees	329,882
Registration and filing fees	17,148
Other	10,095

Total expenses	3,924,332

Less expense reductions	(43,679)

Net expenses	3,880,653

Net investment income	3,471,020

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign
currency transactions	16,951,454
Investments in affiliated issuers	(12,356,654)
Futures contracts	(1,973,596)
2,621,204

Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers and
translation of assets and liabilities in foreign
currencies	28,868,848
Investments in affiliated issuers	14,625,255
43,494,103

Net realized and unrealized gain	46,115,307

Increase in net assets from operations	$49,586,327

See notes to financial statements

13

China Emerging Leaders Fund
Statements of changes in net assets

	Year ended	Year ended
	7-31-14	7-31-13

Increase (decrease) in net assets

From operations
Net investment income	$3,471,020	$1,138,385
Net realized gain	2,621,204	14,535,900
Change in net unrealized appreciation
(depreciation)	43,494,103	(27,297,822)

Increase (decrease) in net assets resulting
from operations	49,586,327	(11,623,537)

Distributions to shareholders
From net investment income
Class A	(4)	—
Class I	(333)	(256)
Class NAV	(1,687,747)	(1,058,174)
From net realized gain
Class A	(2,563)	(3,558)
Class I	(2,563)	(3,558)
Class NAV	(9,772,310)	(10,873,251)
Total distributions	(11,465,520)	(11,938,797)

From fund share transactions	(88,730,896)	70,372,684

Total increase (decrease)	(50,610,089)	46,810,350

Net assets

Beginning of year	331,540,011	284,729,661

End of year	$280,929,922	$331,540,011

Undistributed net investment income	$4,138,031	$1,152,273

See notes to financial statements

14

China Emerging Leaders Fund
Financial highlights

Class A Shares

	7-31-14	7-31-13	7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$8.65	$9.32	$10.00
Net investment income (loss) [2]	0.10	(0.02)	0.02
Net realized and unrealized gain (loss) on
investments	1.47	(0.29)	(0.70)
Total from investment operations	1.57	(0.31)	(0.68)

Less distributions
From net investment income	— [3]	—	—
From net realized gain	(0.26)	(0.36)	—
Total distributions	(0.26)	(0.36)	—

Net asset value, end of period	$9.96	$8.65	$9.32

Total return (%)[4,5]	18.61	(3.96)	(6.80)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	— [7]	— [7]	— [7]
Ratios (as a percentage of average net
assets):
Expenses before reductions	1.71	1.76 [9]	1.83[8]
Expenses including reductions	1.69	1.76	1.80[8]
Net investment income (loss)	1.07	(0.20)	0.35[8]
Portfolio turnover (%)	122	51	35

1 Period from 12-29-11 (commencement of operations) to 7-31-12.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Does not reflect the effect of sales charges, if any.
6 Not annualized.
7 Less than $500,000.
8 Annualized.
9 Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

See notes to financial statements

15

China Emerging Leaders Fund
Financial highlights

Class I Shares

	7-31-14	7-31-13	7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$8.68	$9.34	$10.00
Net investment income[2]	0.13	0.02	0.04
Net realized and unrealized gain (loss) on
investments	1.48	(0.29)	(0.70)
Total from investment operations	1.61	(0.27)	(0.66)

Less distributions
From net investment income	(0.03)	(0.03)	—
From net realized gain	(0.26)	(0.36)	—
Total distributions	(0.29)	(0.39)	—

Net asset value, end of period	$10.00	$8.68	$9.34

Total return (%)[3]	19.11	(3.61)	(6.60)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	— [5]	— [5]	— [5]
Ratios (as a percentage of average net
assets):
Expenses before reductions	1.39	1.37	1.44[6]
Expenses including reductions	1.37	1.37	1.44[6]
Net investment income	1.40	0.19	0.72[6]
Portfolio turnover (%)	122	51	35

1 Period from 12-29-11 (commencement of operations) to 7-31-12.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

See notes to financial statements

16

China Emerging Leaders Fund
Financial highlights

Class NAV Shares

	7-31-14	7-31-13	7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$8.69	$9.34	$10.00
Net investment income[2]	0.10	0.04	0.05
Net realized and unrealized gain (loss) on
investments	1.51	(0.30)	(0.71)
Total from investment operations	1.61	(0.26)	(0.66)

Less distributions
From net investment income	(0.04)	(0.03)	—
From net realized gain	(0.26)	(0.36)	—
Total distributions	(0.30)	(0.39)	—

Net asset value, end of period	$10.00	$8.69	$9.34

Total return (%)[3]	19.12	(3.41)	(6.60)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$281	$331	$285
Ratios (as a percentage of average net
assets):
Expenses before reductions	1.27	1.27	1.34[5]
Expenses including reductions	1.25	1.27	1.34[5]
Net investment income	1.12	0.36	0.84[5]
Portfolio turnover (%)	122	51	35

1 Period from 12-29-11 (commencement of operations) to 7-31-12.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

See notes to financial statements

17

China Emerging Leaders Fund
Notes to financial statements

Note 1 — Organization

John Hancock China Emerging Leaders Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to achieve long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the

18

fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2014, by major security category or type:

	Total Market
	Value at	Level 1 Quoted	Level 2 Significant	Level 3 Significant
	7-31-14	Price	Observable Inputs	Unobservable Inputs
Common Stocks
China	$215,007,040	—	$215,007,040	—
Hong Kong	62,463,698	—	61,697,251	$766,447
Short-Term Investments	55,540	$55,540	—	—

Total Investments in Securities	$277,526,278	$55,540	$276,704,291	$766,447

Securities with a market value of approximately $3,559,171 at the beginning of the year were transferred from Level 2 to Level 3 during the year because significant observable inputs used in valuations were no longer readily available.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Funds investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The

19

custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $565.

For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	July 31, 2014	July 31, 2013

Ordinary Income	$8,853,494	$11,938,797

Long-Term Capital Gain	$2,612,026	----

Total	$11,465,520	$11,938,797

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2014, the components of distributable earnings on a tax basis consisted of $5,802,449 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

20

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.

Note 3 – Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2014, the fund used futures contracts to gain exposure to certain securities markets. During the year ended July 31, 2014, the fund held futures contracts with notional values up to $15.0 million, as measured at each quarter end. There were no open futures contracts as of July 31, 2014.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

21

	Statement of Operations	Futures
Risk	Location	Contracts

Index Contracts	Net realized gain (loss)	($1,973,596)

Note 4 - Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 – Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 1.10% of the first $500 million of the fund’s average daily net assets, b) 1.05% of the next $500 million of the fund’s average daily net assets and c) 1.00% of the fund’s average daily net assets in excess of $1 billion. Effective December 18, 2013, the Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. Prior to December 18, 2013, the Advisor had a subadvisory agreement with Atlantis Investment Management (H.K.), Ltd. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has voluntarily agreed to waive and/or reimburse operating expenses for Class A, Class I, and Class NAV shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. Effective December 19, 2013, the fee waivers and/or reimbursements are such that the expenses will not exceed 1.70%, 1.37%, and 1.26% for Class A, Class I, and Class NAV shares, respectively. Prior to December 19, 2013, the fee waivers and/or reimbursements are such that the expenses will not exceed 1.80% and 1.44% for Class A and Class I shares, respectively This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

Additionally, the Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed

22

0.25% of the average annual net assets (on an annualized basis) of the fund. “Expenses” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) Rule 12b-1 fees, (g) transfer agent fees and service fees, (h) blue sky fees, (i) printing and postage, (j) underlying fund expenses (“acquired fund fees”) and (k) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the advisor on notice to the fund.

Accordingly, these expense reductions amounted to $12, $20, and $43,647 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2014.

The investment management fees incurred for the year ended July 31, 2014, were equivalent to a net annual effective rate of 1.09% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. For the year ended July 31, 2014, no amounts were recaptured. The table below outlines the amount of waived or reimbursed expenses subject to potential recovery in future periods and the respective expiration dates.

Amounts	Amounts	Amounts eligible
eligible for	eligible for	eligible for
recovery	recovery	recovery
through July 1,	through July 1,	through January 1,
2015	2016	2017

-	-	$24,548

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

Sales charges. Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014 there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock

23

affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost were calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	Distribution and
Class	service fees	Transfer agent fees

Class A	$269	$123
Class I	—	106

Total	$269	$229

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 - Fund share transactions

Transactions in fund shares for the years ended July 31, 2014 and 2013 were as follows:

	Year ended		Year ended
	7/31/14		7/31/13

	Shares	Amount	Shares	Amount
Class NAV shares
Sold	7,433	$ 67,041	6,903,780	$ 62,149,839
Distributions reinvested	1,340,358	11,460,057	1,165,178	11,931,425
Repurchased	(11,421,785)	(100,257,994)	(376,638)	(3,708,580)

Net increase (decrease)	(10,073,994)	$ (88,730,896)	7,692,320	$ 70,372,684

Total net increase (decrease)	(10,073,994)	$ (88,730,896)	7,692,320	$ 70,372,684

There were no fund share transactions for Class A and Class I shares for the years ended July 31, 2014 and 2013.

Affiliates of the fund owned 100% of shares of beneficial interest of the fund on July 31, 2014.

Note 7 - Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $362,035,228 and $453,660,496, respectively, for the year ended July 31, 2014.

Note 8 - Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2014, funds within the John Hancock group of funds complex held 100% of the fund’s net assets. The following funds had an affiliate ownership of 5% or more of the fund’s net assets:

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Affiliated
Fund	Concentration
John Hancock Funds II Lifestyle Growth	39.2%
John Hancock Funds II Lifestyle Balanced	28.9%
John Hancock Funds II Lifestyle Aggressive	13.7%

Note 9 – Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund’s transactions in the securities of these issuers during the year ended July 31, 2014, is set forth below:

	Beginning	Ending
	share	share	Realized	Dividend	Ending
Affiliate	amount	amount	gain (loss)	income	value

Silver Base Group
Holdings, Ltd.	75,000,000	34,010,000	($12,356,654)	-	$4,294,013*

  Bought: 2,000,000
  Sold: 42,990,000

*At the year ended July 31, 2014, the issuer was held but was no longer an affiliate.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock China Emerging Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock China Emerging Leaders Fund (the "Fund") at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

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Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $2,612,026 in capital gain dividends.

Income derived from foreign securities was $7,972,894. The fund intends to pass through foreign tax credit of $625,793.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

27

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

John Hancock China Emerging Leaders Fund

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisors LP (the Subadvisor), for John Hancock China Emerging Leaders Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23 25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27 29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23 25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

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In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the

Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

29

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and peer group average for the one-year period ended December 31, 2013. The Board took into account management’s discussion of the fund’s performance, including relative to the benchmark index and peer group. The Board noted that the performance of the fund has improved since Dimensional Fund Advisors took over management of the fund in December 2013. The Board also noted that the fund has a relatively limited performance history.

The Board concluded that the fund’s performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are equal to the peer group median and that total expenses for the fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s expenses, noting action taken that will further reduce certain fund expenses. The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

30

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

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The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and

32

staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the

33

Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund is being monitored and reasonably addressed;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

34

EVALUATION OF SUBADVISORY
AGREEMENT BY THE BOARD OF TRUSTEES

China Emerging Leaders Fund

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust or JHF II) of the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisors LP (the Subadvisor or DFA) for China Emerging Leaders Fund (the fund). The Subadvisor replaced Atlantis Investment Management (Hong Kong) Ltd. as the fund’s subadvisor effective December 19, 2013. John Hancock Advisers, LLC continues to serve as the fund’s investment advisor (the Advisor).

Board Consideration of New Subadvisory Agreement

The Board, including the Independent Trustees, is responsible for approving the Advisor’s selection of fund subadvisors and approving the fund’s subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHF II’s subadvisory arrangements, including consideration of the factors listed below. The Board also may consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHF II and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to the fund are:

• the nature, extent and quality of the services to be provided by the subadvisor to the Fund;

• the investment performance of the fund and its subadvisor;

• the extent to which economies of scale would be realized as the aggregate net assets on which the fund’s fee is based might grow and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

• the costs of the services to be provided and the profits to be realized by the subadvisor from its relationship with JHF II; and

• comparative services rendered and comparative subadvisory fee rates.

With respect to its evaluation of subadvisory agreements with entities that are not affiliated with the Advisor, the Board believes that, in view of JHF II’s role as a “manager-of-managers” in accordance with the Order, the costs of the services to be provided and the profits to be realized by those subadvisors that are not affiliated with the Advisor from their relationship with JHF II, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisors by the Advisor and not by the funds and because the Board relies on the ability of the Advisor to negotiate such subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisors and their affiliates have with the Advisor or its affiliates, including the involvement by certain affiliates of certain subadvisors in the distribution of financial products, including shares of JHF II, offered by the Advisor and other affiliates of the Advisor (“Material Relationships”).

In making its determination and with reference to the factors that it considered, the Board reviews:

• information relating to the subadvisor’s business, including current subadvisory services to JHF II

35

(and other funds in the John Hancock family of funds);

• the performance of the fund and the performance of other funds (including but not limited to other funds in the John Hancock family of funds) that are managed by the subadvisor;

• the subadvisory fee for the fund, including any breakpoints; and

• information relating to the nature and scope of Material Relationships and their significance to the Advisor and the subadvisor.

Particular considerations of the Board at the December 16-18, 2013 meeting in approving the new subadvisory agreement with DFA for the fund included the following:

• DFA has demonstrated skills as a manager, is currently the subadvisor to multiple funds of the Trust and John Hancock Variable Insurance Trust, and may be expected to provide a high quality of investment management services and personnel to the fund;

• DFA has demonstrated, as subadvisor to other John Hancock funds and portfolios, significant experience in trading international securities;

• the subadvisory fees for the fund are paid by the Advisor, not the fund, and approval of the new subadvisory agreement will not result in any change in the advisory fees for the fund;

• the subadvisory fee rates under the new subadvisory agreement with DFA are the same as the rates under the prior subadvisory agreement with Atlantis. In addition, the subadvisory fee rates with respect to the fund under the new subadvisory agreement are the product of arms-length negotiation between the Advisor and DFA and within industry norms, and the subadvisory fee is paid by the Advisor and not by the fund.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that approval of the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement.

36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

China Emerging Leaders Fund | Annual report	37

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

38	Annual report | China Emerging Leaders Fund

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Andrew G. Arnott, Born: 1971	2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

China Emerging Leaders Fund | Annual report	39

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

40	Annual report | China Emerging Leaders Fund

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
James R. Boyle†	Dimensional Fund Advisers LP
Craig Bromley†
Peter S. Burgess*	Principal distributor
William H. Cunningham	John Hancock Funds, LLC
Grace K. Fey
Theron S. Hoffman*	Custodian
Deborah C. Jackson	State Street Bank and Trust Company
Hassell H. McClellan
Gregory A. Russo	Transfer agent
Warren A. Thomson†	John Hancock Signature Services, Inc.

Legal counsel
Officers	K&L Gates LLP
Andrew G. Arnott
President	Independent registered
public accounting firm
John J. Danello	PricewaterhouseCoopers LLP
Senior Vice President, Secretary, and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Investment Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

41

John Hancock
Global Absolute Return Strategies Fund

Annual report 7/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended July 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	–0.31	—	—	3.35	–0.31	—	—	9.04

Class C2	3.24	—	—	4.67	3.24	—	—	12.74

Class I3	5.37	—	—	5.81	5.37	—	—	15.99

Class R2[2,3]	4.67	—	—	5.17	4.67	—	—	14.14

Class R6[2,3]	5.44	—	—	5.81	5.44	—	—	15.96

Class NAV[3]	5.50	—	—	5.88	5.50	—	—	16.17

Index 1†	0.08	—	—	0.10	0.08	—	—	0.27

Index 2†	16.58	—	—	19.84	16.58	—	—	60.65

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.78	2.51	1.46	9.14	1.52	1.29
Net (%)	1.78	2.51	1.46	2.00	1.31	1.29

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 2 is the MSCI World Index.

See the following page for footnotes.

6	Global Absolute Return Strategies Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index 1	Index 2

Class C4	12-19-11	$11,274	$11,274	$10,027	$16,065

Class I3	12-19-11	11,599	11,599	10,027	16,065

Class R2[3]	12-19-11	11,414	11,414	10,027	16,065

Class R6[3]	12-19-11	11,596	11,596	10,027	16,065

Class NAV[3]	12-19-11	11,617	11,617	10,027	16,065

Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index — Index 1 — tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

MSCI World Index (gross of foreign withholding taxes on dividends) — Index 2 — is a free float-adjusted market-capitalization weighted index that is designed to measure equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 From 12-19-11.

2 Class R2 and Class R6 shares were first offered on 3-1-12; Class C shares were first offered on 8-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R6, and Class C shares.

3 For certain types of investors as described in the fund’s prospectuses.

4 The contingent deferred sales charge is not applicable.

Annual report | Global Absolute Return Strategies Fund	7

Management’s discussion of
Fund performance

Standard Life Investments (Corporate Funds) Limited

Global stock markets moved higher during the fund’s fiscal year, with many developed- and emerging-market equities registering double-digit percentage gains. Continued support from global central banks and encouraging economic data helped sustain investor confidence. Low volatility persisted throughout much of the period, as investors seemed to shrug off geopolitical risk in the Middle East and Ukraine. Government bonds delivered positive returns, and global credit performed well, too.

For the 12 months ended July 31, 2014, John Hancock Global Absolute Return Strategies Fund’s Class A shares returned 4.94%, excluding sales charges. The fund outpaced its reference benchmark, the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index, which returned 0.08%.

While not limited to traditional broad-market returns as a potential source of performance, our decision to make meaningful allocations to these broad-market strategies proved beneficial during the fiscal year. The fund’s global equity, high-yield credit, European corporate bonds, and global real estate strategies were all contributors.

In a strong period for stocks, the fund’s global equity strategy boosted results. This fiscal year was also profitable for the fund’s high-yield credit strategy, which was supported by the market’s positive outlook for corporate earnings and low default rates.

The market experienced low levels of volatility during the period. The fund’s long equity variance strategy, which is designed to profit when stock prices move sharply, detracted from fund’s results during the period. Still, with an array of global macro uncertainties, we see value in this strategy, which acts as good diversifier alongside the other exposures in the fund.

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Global Absolute Return Strategies Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,017.20	$8.50	1.70%

Class C	1,000.00	1,013.60	12.03	2.41%

Class I	1,000.00	1,019.00	6.96	1.39%

Class R2	1,000.00	1,015.40	9.99	2.00%

Class R6	1,000.00	1,019.90	6.31	1.26%

Class NAV	1,000.00	1,019.90	6.26	1.25%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Global Absolute Return Strategies Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,016.40	$8.50	1.70%

Class C	1,000.00	1,012.80	12.03	2.41%

Class I	1,000.00	1,017.90	6.95	1.39%

Class R2	1,000.00	1,014.90	9.99	2.00%

Class R6	1,000.00	1,018.50	6.31	1.26%

Class NAV	1,000.00	1,018.60	6.26	1.25%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Global Absolute Return Strategies Fund | Annual report

Portfolio summary

Corporate Bonds	10.1%	Foreign Government Obligations	7.5%

United States	3.6%	Mexico	4.4%

France	1.2%	Brazil	3.0%

United Kingdom	1.2%	Spain	0.1%

Netherlands	0.9%

Luxembourg	0.5%	Purchased Options	2.0%

Italy	0.4%	United States	0.9%

Ireland	0.3%	Germany	0.7%

Germany	0.3%	United Kingdom	0.3%

Spain	0.3%	South Korea	0.1%

Canada	0.2%

Other Countries	1.2%	Short-Term Investments & Other	45.2%

		Certificate of Deposit	20.8%

Common Stocks	35.2%	Commercial Paper	10.5%

United States	11.2%	Time Deposits	7.1%

United Kingdom	3.7%	U.S. Government	3.6%

Japan	2.3%	Repurchase Agreement	0.1%

France	2.1%	Other	3.1%

Switzerland	2.1%

China	1.8%

Sweden	1.3%

Spain	1.2%

Denmark	1.0%

Finland	0.9%

Other Countries	7.6%

As a percentage of net assets on 7-31-14.

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility-reducing strategies will be successful. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Illiquid securities may be difficult to sell at a price approximating their value. Currency transactions are affected by fluctuations in exchange rates. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Please see the fund’s prospectuses for additional risks.

Annual report | Global Absolute Return Strategies Fund	11

Fund’s investments

As of 7-31-14

	Rate	Maturity
	(%)	date	Par value^	Value

Corporate Bonds 10.1%			$573,101,872

(Cost $545,928,743)

Australia 0.2%				9,433,468

CNOOC Curtis Funding No. 1 Pty, Ltd.	2.750	10-03-20	EUR 390,000	554,302

Emeco Pty, Ltd. (S)	9.875	03-15-19	1,410,000	1,402,950

FMG Resources August 2006 Pty, Ltd. (S)	8.250	11-01-19	1,600,000	1,720,000

Origin Energy Finance, Ltd.	3.500	10-04-21	EUR 300,000	441,783

Santos Finance, Ltd. (8.250% to 9-22-17,
then 3 month EURIBOR + 6.851%)	8.250	09-22-70	EUR 1,510,000	2,294,931

Telstra Corp., Ltd.	2.500	09-15-23	EUR 920,000	1,307,332

Westfield Retail Trust 1	3.250	09-11-23	EUR 1,160,000	1,712,170

Austria 0.1%				5,421,748

JBS Investments GmbH (S)	7.250	04-03-24	1,050,000	1,084,125

JBS Investments GmbH (S)	7.750	10-28-20	600,000	643,500

Raiffeisen Bank International AG	6.000	10-16-23	EUR 700,000	973,610

Raiffeisen Bank International AG (4.500%
to 2-21-20, then 5 Year Euro Swap
Rate + 3.300%)	4.500	02-21-25	EUR 900,000	1,187,526

UniCredit Bank Austria AG	2.625	01-30-18	EUR 1,100,000	1,532,987

Belgium 0.1%				4,703,839

Anheuser-Busch InBev NV	4.000	06-02-21	EUR 330,000	520,211

Belfius Bank SA	1.125	05-22-17	EUR 100,000	135,083

Belfius Bank SA/NV	2.250	09-26-18	EUR 1,900,000	2,653,087

KBC Groep NV (5.625% to 3-19-19, then
5 Year Euro Swap Rate + 4.759%) (Q)	5.625	03-19-19	EUR 1,050,000	1,395,458

Brazil 0.0%				1,787,821

Telemar Norte Leste SA	5.125	12-15-17	EUR 375,000	528,552

Vale SA	3.750	01-10-23	EUR 380,000	548,274

Vale SA	4.375	03-24-18	EUR 480,000	710,995

Canada 0.2%				10,510,986

Air Canada 2013-1 Class B Pass Through
Trust (S)	5.375	05-15-21	696,189	715,334

Bombardier, Inc. (S)	7.750	03-15-20	500,000	540,000

Cascades, Inc. (S)	5.500	07-15-22	1,170,000	1,155,375

Cascades, Inc.	7.875	01-15-20	512,000	542,080

CHC Helicopter SA	9.250	10-15-20	900,000	965,430

CHC Helicopter SA	9.375	06-01-21	1,310,000	1,375,500

First Quantum Minerals, Ltd. (S)	6.750	02-15-20	618,000	630,360

12	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

Canada (continued)

First Quantum Minerals, Ltd. (S)	7.000	02-15-21	618,000	$636,540

First Quantum Minerals, Ltd. (S)	7.250	05-15-22	800,000	816,000

Garda World Security Corp. (S)	7.250	11-15-21	870,000	885,225

Great-West Lifeco, Inc.	2.500	04-18-23	EUR 1,620,000	2,249,142

Cayman Islands 0.1%				6,019,800

Hutchison Whampoa Europe Finance 13, Ltd.
(3.750% to 5-10-18, then 5 Year Euro Swap
Rate + 2.941%) (Q)	3.750	05-10-18	EUR 380,000	517,489

Hutchison Whampoa Finance 09, Ltd.	4.750	11-14-16	EUR 1,350,000	1,969,328

IPIC GMTN, Ltd.	5.875	03-14-21	EUR 1,930,000	3,243,380

UPCB Finance, Ltd.	7.625	01-15-20	EUR 205,000	289,603

Czech Republic 0.1%				2,355,471

CEZ A/S	4.500	06-29-20	EUR 860,000	1,361,379

CEZ A/S	4.875	04-16-25	EUR 100,000	166,204

CEZ A/S	5.000	10-19-21	EUR 500,000	827,888

Denmark 0.2%				8,471,813

Danske Bank A/S	3.875	02-28-17	EUR 1,282,000	1,858,555

Danske Bank A/S (3.875% to 10-4-18, then
5 Year Euro Swap Rate + 2.625%)	3.875	10-04-23	EUR 600,000	859,897

Danske Bank A/S (4.100% to 3-16-15, then
3 month EURIBOR + 1.810%)	4.100	03-16-18	EUR 1,220,000	1,654,715

DONG Energy A/S	4.875	12-16-21	EUR 660,000	1,083,017

DONG Energy A/S (4.875% to 7-8-18, then
5 Year Euro Swap Rate + 3.800%)	4.875	07-08-18	EUR 1,150,000	1,644,631

DONG Energy A/S (6.250% to 6-26-23, then
5 Year Euro Swap Rate + 4.750%)	6.250	06-26-23	EUR 236,000	364,461

DONG Energy A/S	6.500	05-07-19	EUR 600,000	1,006,537

Finland 0.0%				894,193

Teollisuuden Voima OYJ	2.500	03-17-21	EUR 400,000	558,081

Teollisuuden Voima OYJ	4.625	02-04-19	EUR 220,000	336,112

France 1.2%				66,682,960

Alstom SA	4.500	03-18-20	EUR 400,000	620,462

Areva SA	3.250	09-04-20	EUR 1,000,000	1,432,703

Autoroutes du Sud de la France SA	2.950	01-17-24	EUR 200,000	289,070

Autoroutes du Sud de la France SA	7.375	03-20-19	EUR 550,000	944,599

Banque Federative du Credit Mutuel SA	3.000	11-28-23	EUR 400,000	582,032

BNP Paribas SA	2.500	08-23-19	EUR 500,000	714,154

BNP Paribas SA	2.875	11-27-17	EUR 1,600,000	2,288,717

BNP Paribas SA (2.875% to 3-20-21, then
5 Year Euro Swap Rate + 1.650%)	2.875	03-20-26	EUR 700,000	961,935

BNP Paribas SA (4.730% to 4-12-16, then
3 month EURIBOR + 1.690%) (Q)	4.730	04-12-16	EUR 300,000	414,269

BPCE SA	1.375	05-22-19	EUR 600,000	811,074

BPCE SA	2.000	04-24-18	EUR 800,000	1,113,732

BPCE SA	4.500	02-10-22	EUR 900,000	1,446,577

BPCE SA	5.150	07-21-24	1,100,000	1,152,073

Casino Guichard Perrachon SA	3.157	08-06-19	EUR 600,000	875,831

Casino Guichard Perrachon SA	3.311	01-25-23	EUR 200,000	291,862

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	13

	Rate	Maturity
	(%)	date	Par value^	Value

France (continued)

Casino Guichard Perrachon SA	4.472	04-04-16	EUR 600,000	$854,813

Casino Guichard Perrachon SA	4.726	05-26-21	EUR 300,000	477,970

Christian Dior SA	3.750	09-23-14	EUR 450,000	605,031

Christian Dior SA	4.000	05-12-16	EUR 700,000	988,973

Cie Financiere et Industrielle des Autoroutes SA	5.000	05-24-21	EUR 300,000	492,547

CNP Assurances (6.875% to 9-30-21, then
12 month EURIBOR + 4.400%)	6.875	09-30-41	EUR 400,000	644,083

Credit Agricole SA (6.500% to 6-23-21, then
5 Year U.S. Swap Rate + 5.120%) (Q)	6.500	06-23-21	EUR 600,000	838,580

Credit Agricole SA (6.637% to 5-31-17, then
3 month EURIBOR + 1.232%) (Q)	6.637	05-31-17	400,000	424,200

Credit Logement SA (P)(Q)	1.392	09-16-14	EUR 1,350,000	1,586,272

Electricite de France SA	3.875	01-18-22	EUR 500,000	779,323

Electricite de France SA (4.125% to 1-22-22,
then 8 Year Euro Swap Rate + 2.441%) (Q)	4.125	01-22-22	EUR 700,000	979,515

Electricite de France SA	4.625	09-11-24	EUR 450,000	744,406

Electricite de France SA	4.625	04-26-30	EUR 900,000	1,518,579

Eutelsat SA	2.625	01-13-20	EUR 1,900,000	2,689,067

Eutelsat SA	5.000	01-14-19	EUR 100,000	155,377

GDF Suez	1.375	05-19-20	EUR 400,000	543,612

GDF Suez	3.500	10-18-22	EUR 1,924,000	2,954,559

GDF Suez (3.875% to 6-2-24, then 10 Year
Euro Swap Rate + 2.650%) (Q)	3.875	06-02-24	EUR 400,000	544,993

Ingenico	2.500	05-20-21	EUR 1,000,000	1,359,251

Kering	2.500	07-15-20	EUR 300,000	426,382

Lafarge SA	4.750	09-30-20	EUR 710,000	1,093,667

Lafarge SA	6.625	11-29-18	EUR 1,350,000	2,136,270

Lagardere SCA	4.125	10-31-17	EUR 800,000	1,151,099

Legrand SA	4.375	03-21-18	EUR 500,000	751,602

Mercialys SA	4.125	03-26-19	EUR 300,000	451,669

Numericable Group SA (S)	4.875	05-15-19	200,000	201,000

Numericable Group SA	5.375	05-15-22	EUR 400,000	555,792

Numericable Group SA	5.625	05-15-24	EUR 250,000	349,887

Numericable Group SA (S)	6.000	05-15-22	850,000	850,000

Numericable Group SA (S)	6.250	05-15-24	1,175,000	1,180,875

Orange SA	3.875	04-09-20	EUR 620,000	944,104

Orange SA	3.875	01-14-21	EUR 1,200,000	1,842,908

Orange SA	8.125	01-28-33	EUR 340,000	746,768

Pernod Ricard SA	2.000	06-22-20	EUR 200,000	275,769

Pernod Ricard SA	5.000	03-15-17	EUR 900,000	1,336,224

RCI Banque SA	1.750	07-06-16	EUR 540,000	736,645

RCI Banque SA	2.250	03-29-21	EUR 600,000	834,680

RCI Banque SA	4.250	04-27-17	EUR 780,000	1,136,367

RCI Banque SA	5.625	03-13-15	EUR 856,000	1,179,869

Renault SA	3.125	03-05-21	EUR 550,000	778,965

Sanofi	2.500	11-14-23	EUR 600,000	861,478

SGD Group SAS	5.625	05-15-19	EUR 455,000	624,500

Societe Des Autoroutes Paris-Rhin-Rhone	4.875	01-21-19	EUR 400,000	623,799

Societe Fonciere Lyonnaise SA	3.500	11-28-17	EUR 200,000	288,625

14	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

France (continued)

Societe Fonciere Lyonnaise SA	4.625	05-25-16	EUR 700,000	$1,000,905

Societe Generale SA	4.000	06-07-23	EUR 1,100,000	1,590,192

Societe Generale SA	4.750	03-02-21	EUR 200,000	324,157

Societe Generale SA (6.750% to 4-7-21, then
5 Year U.S. Swap Rate + 5.538%) (Q)	6.750	04-07-21	EUR 660,000	914,705

Societe Generale SA (8.250% to 11-29-18,
then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	750,000	803,400

Societe Generale SA (9.375% to 9-4-19, then
3 month EURIBOR + 8.901%) (Q)	9.375	09-04-19	EUR 300,000	496,018

SPCM SA	5.500	06-15-20	EUR 605,000	870,885

SPCM SA (S)	6.000	01-15-22	1,050,000	1,118,250

Unibail-Rodamco SE	3.875	12-13-17	EUR 710,000	1,046,464

Unibail-Rodamco SE	4.625	09-23-16	EUR 145,000	210,767

Veolia Environnement SA	4.625	03-30-27	EUR 400,000	649,343

Veolia Environnement SA	6.750	04-24-19	EUR 980,000	1,653,716

Vinci SA (6.250% to 11-13-15, then 3 month
EURIBOR + 3.750%) (Q)	6.250	11-13-15	EUR 350,000	494,935

Vivendi SA	4.125	07-18-17	EUR 700,000	1,030,038

Germany 0.3%				16,773,489

Allianz SE (4.750% to 10-24-23, then 3 month
EURIBOR + 3.600%) (Q)	4.750	10-24-23	EUR 2,600,000	3,789,646

Commerzbank AG	7.750	03-16-21	EUR 900,000	1,482,738

Continental AG	3.125	09-09-20	EUR 248,000	365,043

Deutsche Bank AG (6.000% to 4-30-22, then
5 Year Euro Swap Rate + 4.698%) (Q)	6.000	04-30-22	EUR 600,000	799,413

Deutsche Bank AG (6.250% to 4-30-20, then
5 Year U.S. Swap Rate + 4.358%) (Q)	6.250	04-30-20	1,400,000	1,393,000

FMC Finance VIII SA	6.500	09-15-18	EUR 575,000	908,315

Henkel AG & Company KGaA (5.375% to
11-25-15, then 3 month EURIBOR
+ 2.850%)	5.375	11-25-15	EUR 530,000	745,766

KraussMaffei Group GmbH	8.750	12-15-20	EUR 515,000	768,916

Muenchener Rueckversicherungs AG (6.250%
to 5-26-22, then 3 month EURIBOR
+ 4.950%)	6.250	05-26-42	EUR 400,000	653,939

Trionista TopCo GmbH	6.875	04-30-21	EUR 575,000	816,844

Unitymedia Hessen GmbH & Company KG	5.750	01-15-23	EUR 350,000	506,161

Unitymedia Hessen GmbH & Company KG	6.250	01-15-29	EUR 1,000,000	1,506,431

Unitymedia Hessen GmbH & Company KG	7.500	03-15-19	EUR 225,000	320,117

Unitymedia KabelBW GmbH	9.500	03-15-21	EUR 200,000	302,531

Unitymedia KabelBW GmbH	9.625	12-01-19	EUR 260,000	370,837

Volkswagen Leasing GmbH	3.250	05-10-18	EUR 1,400,000	2,043,792

Greece 0.0%				437,525

Navios Maritime Holdings, Inc. (S)	7.375	01-15-22	430,000	437,525

Ireland 0.3%				17,744,346

AG Spring Finance II, Ltd.	9.500	06-01-19	EUR 450,000	544,123

AIB Mortgage Bank	2.625	07-29-16	EUR 380,000	527,732

Aquarius + Investments PLC (4.250% to
10-2-23, then 3 month EURIBOR + 3.450%)	4.250	10-02-43	EUR 137,000	198,947

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	15

	Rate	Maturity
	(%)	date	Par value^	Value

Ireland (continued)

Aquarius + Investments PLC (6.375% to
9-1-19, then 5 Year U.S. Swap Rate
+ 5.210%)	6.375	09-01-24	360,000	$382,050

Ardagh Glass Finance PLC	8.750	02-01-20	EUR 100,000	141,270

Ardagh Packaging Finance PLC	4.250	01-15-22	EUR 500,000	655,465

Ardagh Packaging Finance PLC (S)	7.000	11-15-20	70,588	69,529

Ardagh Packaging Finance PLC (S)	9.125	10-15-20	505,000	545,400

Bank of Ireland	2.000	05-08-17	EUR 800,000	1,070,443

Bank of Ireland Mortgage Bank	3.125	11-20-15	EUR 540,000	746,105

Bank of Ireland Mortgage Bank	3.625	10-02-20	EUR 650,000	988,206

Bord Gais Eireann	3.625	12-04-17	EUR 350,000	509,222

ESB Finance, Ltd.	6.250	09-11-17	EUR 1,280,000	1,993,021

FGA Capital Ireland PLC	4.000	10-17-18	EUR 650,000	939,143

FGA Capital Ireland PLC	4.375	09-18-14	EUR 800,000	1,076,044

Fly Leasing, Ltd.	6.750	12-15-20	1,125,000	1,189,688

GE Capital European Funding	3.625	06-15-17	EUR 536,000	775,510

GE Capital European Funding	4.625	02-22-27	EUR 550,000	927,839

GE Capital European Funding	5.375	01-23-20	EUR 200,000	329,347

Rottapharm, Ltd.	6.125	11-15-19	EUR 675,000	973,908

Smurfit Kappa Acquisitions	4.125	01-30-20	EUR 615,000	865,202

Smurfit Kappa Acquisitions	5.125	09-15-18	EUR 100,000	145,191

Swisscom AG	2.000	09-30-20	EUR 900,000	1,254,659

Willow No. 2 Ireland PLC	3.375	06-27-22	EUR 600,000	896,302

Israel 0.0%				1,010,635

Teva Pharmaceutical Finance IV BV	2.875	04-15-19	EUR 700,000	1,010,635

Italy 0.4%				21,971,720

Assicurazioni Generali SpA	2.875	01-14-20	EUR 1,200,000	1,710,316

Assicurazioni Generali SpA	5.125	09-16-24	EUR 900,000	1,458,515

Assicurazioni Generali SpA (7.750% to
12-12-22, then 3 month EURIBOR
+ 7.113%)	7.750	12-12-42	EUR 500,000	840,254

Astaldi SpA	7.125	12-01-20	EUR 425,000	611,779

Edison SpA	3.875	11-10-17	EUR 820,000	1,200,060

Enel SpA (5.000% to 1-15-20, then 5 Year
Euro Swap Rate + 3.648%)	5.000	01-15-75	EUR 500,000	694,668

Eni SpA	3.250	07-10-23	EUR 426,000	634,410

Eni SpA	3.625	01-29-29	EUR 380,000	570,276

Eni SpA	3.750	09-12-25	EUR 1,000,000	1,538,263

Eni SpA	4.000	06-29-20	EUR 100,000	154,242

GTECH SpA	5.375	12-05-16	EUR 600,000	884,409

GTECH SpA	5.375	02-02-18	EUR 400,000	610,636

Intesa Sanpaolo SpA	3.000	01-28-19	EUR 400,000	570,476

Intesa Sanpaolo SpA	4.000	11-09-17	EUR 100,000	145,874

Intesa Sanpaolo SpA	4.125	01-14-16	EUR 100,000	140,038

Intesa Sanpaolo SpA	4.125	09-19-16	EUR 200,000	285,224

Intesa Sanpaolo SpA	4.375	10-15-19	EUR 200,000	304,051

Intesa Sanpaolo SpA	4.875	07-10-15	EUR 400,000	555,680

Intesa Sanpaolo SpA	5.000	02-28-17	EUR 1,900,000	2,794,748

Intesa Sanpaolo SpA	6.625	09-13-23	EUR 230,000	377,748

16	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

Italy (continued)

Intesa Sanpaolo SpA (3.750% to 3-2-15, then
3 month EURIBOR + 0.890%)	3.750	03-02-20	EUR 200,000	$265,132

Lottomatica Group SpA (8.250% to 3-31-16,
then 6 month EURIBOR + 5.050%)	8.250	03-31-66	EUR 165,000	237,083

Snam SpA	3.875	03-19-18	EUR 160,000	236,134

Telecom Italia SpA	5.250	02-10-22	EUR 450,000	662,053

Telecom Italia SpA	7.000	01-20-17	EUR 1,000,000	1,504,597

UniCredit SpA	4.875	03-07-17	EUR 850,000	1,245,192

UniCredit SpA (5.750% to 10-28-20, then
5 Year Euro Swap Rate + 4.100%)	5.750	10-28-25	EUR 900,000	1,329,343

UniCredit SpA	6.125	04-19-21	EUR 270,000	410,519

Jamaica 0.0%				1,585,238

Digicel Group, Ltd. (S)	8.250	09-30-20	1,485,000	1,585,238

Jersey, Channel Islands 0.1%				7,794,053

CPUK Finance, Ltd.	11.625	02-28-18	GBP 475,000	888,151

Heathrow Funding, Ltd.	1.875	05-23-22	EUR 200,000	271,439

Heathrow Funding, Ltd.	4.125	10-12-16	EUR 1,000,000	1,439,142

Heathrow Funding, Ltd.	4.375	01-25-17	EUR 560,000	816,156

Heathrow Funding, Ltd.	4.600	02-15-18	EUR 1,060,000	1,601,110

Prosecure Funding LP	4.668	06-30-16	EUR 900,000	1,261,145

UBS AG (4.500% to 9-16-14, then 3 month
EURIBOR + 1.260%)	4.500	09-16-19	EUR 1,130,000	1,516,910

Luxembourg 0.5%				29,167,495

Altice SA	7.250	05-15-22	EUR 730,000	1,014,163

Altice SA (S)	7.750	05-15-22	1,105,000	1,129,863

ArcelorMittal	6.000	03-01-21	1,015,000	1,053,063

ArcelorMittal	9.500	02-15-15	380,000	393,870

Bilbao Luxembourg SA, PIK	10.500	12-01-18	EUR 450,000	644,873

Cabot Financial Luxembourg SA	8.375	08-01-20	GBP 100,000	182,103

Cabot Financial Luxembourg SA	10.375	10-01-19	GBP 625,000	1,200,275

CNH Industrial Finance Europe SA	2.750	03-18-19	EUR 1,270,000	1,713,671

CNH Industrial Finance Europe SA	5.250	03-11-15	EUR 770,000	1,055,299

CNH Industrial Finance Europe SA	6.250	03-09-18	EUR 1,050,000	1,590,414

Expro Finance Luxembourg SCA (S)	8.500	12-15-16	445,000	458,906

Fiat Finance & Trade SA	4.750	07-15-22	EUR 330,000	462,876

Fiat Finance & Trade SA	6.750	10-14-19	EUR 600,000	927,274

Gazprom OAO	3.755	03-15-17	EUR 1,510,000	1,997,702

Geo Debt Finance SCA	7.500	08-01-18	EUR 100,000	139,596

Geo Travel Finance SCA	10.375	05-01-19	EUR 287,676	411,214

Gestamp Funding Luxembourg SA	5.875	05-31-20	EUR 200,000	281,201

Glencore Finance Europe SA	3.375	09-30-20	EUR 1,050,000	1,549,775

Glencore Finance Europe SA	5.250	03-22-17	EUR 1,350,000	2,009,340

HeidelbergCement Finance Luxembourg SA	6.750	12-15-15	EUR 730,000	1,050,820

HeidelbergCement Finance Luxembourg SA	7.500	04-03-20	EUR 150,000	253,603

INEOS Group Holdings SA	5.750	02-15-19	EUR 450,000	614,624

INEOS Group Holdings SA (S)	5.875	02-15-19	520,000	525,200

INEOS Group Holdings SA (S)	6.125	08-15-18	545,000	550,450

Intelsat Jackson Holdings SA	6.625	12-15-22	520,000	522,600

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	17

	Rate	Maturity
	(%)	date	Par value^	Value

Luxembourg (continued)

Intelsat Luxembourg SA	7.750	06-01-21	1,722,000	$1,760,745

Matterhorn Mobile Holdings SA	8.250	02-15-20	EUR 500,000	726,435

Prologis International Funding II SA	2.750	10-23-18	EUR 300,000	423,850

Prologis International Funding II SA	2.875	04-04-22	EUR 1,175,000	1,640,174

Stackpole International Intermediate
Company SA (S)	7.750	10-15-21	892,000	892,000

Wind Acquisition Finance SA	4.000	07-15-20	EUR 400,000	536,290

Wind Acquisition Finance SA (S)	6.500	04-30-20	600,000	637,500

Wind Acquisition Finance SA	7.000	04-23-21	EUR 300,000	431,844

Wind Acquisition Finance SA (S)	7.375	04-23-21	200,000	208,500

Zinc Capital SA	8.875	05-15-18	EUR 125,000	177,382

Marshall Islands 0.0%				2,291,900

Millennium Offshore Services
Superholdings LLC (S)	9.500	02-15-18	1,570,000	1,679,900

Navios South American Logistics, Inc. (S)	7.250	05-01-22	600,000	612,000

Mexico 0.1%				5,107,203

America Movil SAB de CV	3.000	07-12-21	EUR 260,000	377,293

America Movil SAB de CV	4.125	10-25-19	EUR 400,000	612,524

America Movil SAB de CV	4.750	06-28-22	EUR 600,000	971,130

America Movil SAB de CV (5.125% to 9-6-18,
then 5 Year Euro Swap Rate + 3.850%)	5.125	09-06-73	EUR 600,000	870,115

Cemex SAB de CV (S)	7.250	01-15-21	375,000	397,500

Petroleos Mexicanos	3.125	11-27-20	EUR 960,000	1,388,134

Petroleos Mexicanos	5.500	01-09-17	EUR 330,000	490,507

Netherlands 0.9%				52,179,867

ABN AMRO Bank NV (4.310% to 3-10-16, then
3 month EURIBOR + 1.660%) (Q)	4.310	03-10-16	EUR 90,000	122,624

ABN AMRO Bank NV	6.375	04-27-21	EUR 510,000	835,307

Achmea BV	2.500	11-19-20	EUR 1,160,000	1,632,221

Aegon NV	3.000	07-18-17	EUR 350,000	498,829

Alliander NV (3.250% to 11-27-18,then 5 Year
Euro Swap Rate + 2.295%) (Q)	3.250	11-27-18	EUR 1,000,000	1,396,362

Bharti Airtel International Netherlands BV	4.000	12-10-18	EUR 1,175,000	1,693,071

British American Tobacco Holdings The
Netherlands BV	3.125	03-06-29	EUR 220,000	313,111

Coca-Cola HBC Finance BV	4.250	11-16-16	EUR 238,000	343,112

Conti-Gummi Finance BV	2.500	03-20-17	EUR 250,000	349,067

Deutsche Annington Finance BV	2.125	07-25-16	EUR 1,100,000	1,509,900

Deutsche Annington Finance BV	3.125	07-25-19	EUR 500,000	723,643

Deutsche Annington Finance BV	3.625	10-08-21	EUR 700,000	1,044,451

Deutsche Telekom International Finance BV	6.625	03-29-18	EUR 513,000	830,103

E.ON International Finance BV	5.750	05-07-20	EUR 410,000	687,841

Enel Finance International NV	4.625	06-24-15	EUR 775,000	1,075,331

Enel Finance International NV	4.875	03-11-20	EUR 940,000	1,486,747

Enel Finance International NV	5.750	10-24-18	EUR 1,750,000	2,782,011

Fresenius Finance BV	3.000	02-01-21	EUR 600,000	843,650

Fresenius Finance BV	4.250	04-15-19	EUR 270,000	401,313

Gas Natural Fenosa Finance BV	2.875	03-11-24	EUR 300,000	424,365

Grupo Isolux Corsan Finance BV	6.625	04-15-21	EUR 450,000	605,736

18	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

Netherlands (continued)

HeidelbergCement Finance BV	8.000	01-31-17	EUR 800,000	$1,241,567

HIT Finance BV	5.750	03-09-18	EUR 600,000	934,670

Iberdrola International BV	3.000	01-31-22	EUR 800,000	1,162,923

Iberdrola International BV (5.750% to 2-27-18,
then 5 Year Euro Swap Rate + 4.810%) (Q)	5.750	02-27-18	EUR 200,000	291,914

ING Bank NV (3.500% to 11-21-18, then
5 Year Euro Swap Rate + 2.450%)	3.500	11-21-23	EUR 685,000	957,126

KBC IFIMA NV	4.500	03-27-17	EUR 1,540,000	2,266,862

Koninklijke KPN NV	7.500	02-04-19	EUR 878,000	1,500,639

LeasePlan Corp. NV	2.375	04-23-19	EUR 400,000	565,154

LeasePlan Corp. NV	2.500	09-19-16	EUR 350,000	486,483

Linde Finance BV (7.375% to 7-14-16, then
3 month EURIBOR + 4.125%)	7.375	07-14-66	EUR 820,000	1,223,964

Petrobras Global Finance BV	2.750	01-15-18	EUR 1,500,000	2,058,930

Playa Resorts Holding BV (S)	8.000	08-15-20	1,785,000	1,883,175

Rabobank Nederland NV (2.500% to 5-26-21,
then 5 Year Euro Swap Rate + 1.400%)	2.500	05-26-26	EUR 1,750,000	2,334,691

Rabobank Nederland NV	3.500	10-17-18	EUR 920,000	1,365,393

Rabobank Nederland NV	4.125	01-14-20	EUR 890,000	1,383,241

Rabobank Nederland NV (8.375% to 7-26-16,
then 5 Year Constant Maturity Treasury +
6.425%) (Q)	8.375	07-26-16	450,000	491,850

Repsol International Finance BV	3.625	10-07-21	EUR 1,100,000	1,647,047

Repsol International Finance BV	4.250	02-12-16	EUR 100,000	141,082

RWE Finance BV	6.500	08-10-21	EUR 380,000	672,604

SABIC Capital I BV	2.750	11-20-20	EUR 720,000	1,022,914

Schaeffler Finance BV	4.250	05-15-18	EUR 100,000	137,962

Schaeffler Finance BV	7.750	02-15-17	EUR 300,000	454,991

Swiss Reinsurance Company (5.252% to
5-25-16, then 6 month EURIBOR
+ 2.090%) (Q)	5.252	05-25-16	EUR 1,550,000	2,174,115

Telefonica Europe BV	5.875	02-14-33	EUR 230,000	412,158

TenneT Holding BV (6.655% to 6-1-17, then
5 Year Euro Swap Rate + 3.600%) (Q)	6.655	06-01-17	EUR 450,000	674,881

Unify Germany Holdings BV	10.750	11-15-15	EUR 92,000	123,821

UPC Holding BV	6.375	09-15-22	EUR 100,000	144,617

UPC Holding BV	8.375	08-15-20	EUR 500,000	729,769

Volkswagen International Finance NV	2.000	03-26-21	EUR 780,000	1,090,346

Volkswagen International Finance NV (3.750%
to 3-24-21, then 7 Year U.S. Swap Rate
+ 2.534%) (Q)	3.750	03-24-21	EUR 1,350,000	1,885,912

Volkswagen International Finance NV (3.875%
to 9-4-18, then 5 Year Euro Swap Rate +
2.700%) (Q)	3.875	09-04-18	EUR 290,000	409,200

Ziggo Bond Company BV	8.000	05-15-18	EUR 485,000	711,071

Norway 0.1%				6,558,534

DNB Bank ASA (3.000% to 9-26-18, then
5 Year Euro Swap Rate + 1.770%)	3.000	09-26-23	EUR 880,000	1,236,329

DNB Bank ASA	4.375	02-24-21	EUR 1,210,000	1,935,859

SpareBank 1 Sr. Bank ASA	2.125	02-03-20	EUR 300,000	420,563

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	19

	Rate	Maturity
	(%)	date	Par value^	Value

Norway (continued)

Statkraft AS	2.500	11-28-22	EUR 780,000	$1,106,740

Statkraft AS	6.625	04-02-19	EUR 690,000	1,156,376

Telenor ASA	2.500	05-22-25	EUR 500,000	702,667

South Africa 0.0%				271,218

Edcon Holdings Pty, Ltd.	13.375	06-30-19	EUR 225,000	271,218

Spain 0.3%				15,368,828

Amadeus Capital Markets SA	4.875	07-15-16	EUR 930,000	1,341,729

Banco Bilbao Vizcaya Argentaria SA	3.500	12-05-17	EUR 800,000	1,167,821

Banco Santander SA	4.375	03-16-15	EUR 400,000	548,396

Bankia SA	3.500	11-13-14	EUR 450,000	607,296

BBVA Senior Finance SAU	2.375	01-22-19	EUR 100,000	140,416

BBVA Senior Finance SAU	3.250	04-23-15	EUR 400,000	545,995

BBVA Senior Finance SAU	4.375	09-21-15	EUR 500,000	697,965

BBVA Subordinated Capital SAU (3.500% to
4-11-19, then 5 Year Euro Swap Rate
+ 2.550%)	3.500	04-11-24	EUR 900,000	1,242,329

CaixaBank	3.000	03-22-18	EUR 300,000	432,049

Catalunya Banc SA	3.500	03-07-16	EUR 200,000	279,093

Ferrovial Emisiones SA	3.375	01-30-18	EUR 900,000	1,297,194

Gas Natural Capital Markets SA	6.000	01-27-20	EUR 400,000	662,850

Iberdrola Finanzas SAU	5.625	05-09-18	EUR 900,000	1,412,898

Telefonica Emisiones SAU	3.661	09-18-17	EUR 350,000	506,766

Telefonica Emisiones SAU	4.710	01-20-20	EUR 900,000	1,404,544

Telefonica Emisiones SAU	4.750	02-07-17	EUR 300,000	440,420

Telefonica Emisiones SAU	4.967	02-03-16	EUR 1,100,000	1,567,012

Telefonica Emisiones SAU	5.811	09-05-17	EUR 700,000	1,074,055

Sweden 0.1%				4,701,627

Atlas Copco AB	2.500	02-28-23	EUR 540,000	771,961

Investor AB	3.250	09-17-18	EUR 550,000	805,740

Norcell Sweden Holding 2 AB	10.750	09-29-19	EUR 208,000	314,034

Nordea Bank AB	4.000	06-29-20	EUR 410,000	638,856

Nordea Bank AB	4.000	03-29-21	EUR 429,000	646,731

Nordea Bank AB (4.625% to 2-15-17, then
5 Year Euro Swap Rate + 3.150%)	4.625	02-15-22	EUR 530,000	766,012

Svenska Handelsbanken AB	4.375	10-20-21	EUR 470,000	758,293

Switzerland 0.0%				1,497,393

UBS AG (4.750% to 2-12-21, then 5 Year Euro
Swap Rate + 3.400%)	4.750	02-12-26	EUR 1,050,000	1,497,393

United Arab Emirates 0.0%				1,717,697

Emirates Telecommunications Corp.	2.750	06-18-26	EUR 1,000,000	1,363,421

Glencore Finance Dubai, Ltd.	1.750	05-19-16	EUR 260,000	354,276

United Kingdom 1.2%				65,402,569

Abbey National Treasury Services PLC	1.750	01-15-18	EUR 280,000	385,551

Abbey National Treasury Services PLC	2.000	01-14-19	EUR 200,000	277,971

Abbey National Treasury Services PLC	2.625	07-16-20	EUR 940,000	1,349,825

Anglo American Capital PLC	3.250	04-03-23	EUR 650,000	929,522

Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP 1,280,000	2,409,541

20	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

United Kingdom (continued)

Avis Budget Finance PLC	6.000	03-01-21	EUR 475,000	$675,929

Aviva PLC (5.700% to 9-29-15, then 3 month
EURIBOR + 2.350%) (Q)	5.700	09-29-15	EUR 320,000	441,994

Aviva PLC (6.125% to 7-5-23, then 5 Year Euro
Swap Rate + 5.130%)	6.125	07-05-43	EUR 1,110,000	1,746,456

Barclays Bank PLC	2.250	06-10-24	EUR 750,000	1,025,795

Barclays Bank PLC	7.625	11-21-22	2,647,000	2,958,023

Barclays Bank PLC	10.000	05-21-21	GBP 210,000	464,968

BAT International Finance PLC	3.625	11-09-21	EUR 560,000	853,966

Brambles Finance PLC	4.625	04-20-18	EUR 430,000	650,184

Care UK Health & Social Care PLC	9.750	08-01-17	GBP 545,000	965,246

CEVA Group PLC (S)	7.000	03-01-21	1,455,000	1,484,100

CEVA Group PLC (S)	9.000	09-01-21	350,000	357,875

Coventry Building Society	2.250	12-04-17	EUR 1,280,000	1,789,077

Coventry Building Society	2.500	11-18-20	EUR 400,000	563,566

Experian Finance PLC	4.750	02-04-20	EUR 540,000	847,932

FCE Bank PLC	1.875	04-18-19	EUR 600,000	824,994

FCE Bank PLC	1.875	06-24-21	EUR 800,000	1,078,945

FCE Bank PLC	2.875	10-03-17	EUR 470,000	667,178

G4S International Finance PLC	2.625	12-06-18	EUR 400,000	562,941

G4S International Finance PLC	2.875	05-02-17	EUR 681,000	954,785

Grainger PLC	5.000	12-16-20	GBP 525,000	901,868

Hammerson PLC	2.000	07-01-22	EUR 600,000	810,925

Hammerson PLC	2.750	09-26-19	EUR 660,000	947,802

Hammerson PLC	4.875	06-19-15	EUR 515,000	715,191

HBOS PLC (4.375% to 10-30-14, then 3 month
EURIBOR + 1.36%)	4.375	10-30-19	EUR 215,000	287,866

HBOS PLC	4.875	03-20-15	EUR 260,000	356,640

Heathrow Finance PLC	5.375	09-01-19	GBP 495,000	872,733

HSBC Holdings PLC (3.375% to 1-10-19, then
5 Year Euro Swap Rate + 1.950%)	3.375	01-10-24	EUR 380,000	537,435

Imperial Tobacco Finance PLC	2.250	02-26-21	EUR 800,000	1,101,428

Imperial Tobacco Finance PLC	3.375	02-26-26	EUR 800,000	1,140,699

Imperial Tobacco Finance PLC	5.000	12-02-19	EUR 1,420,000	2,239,442

Imperial Tobacco Finance PLC	8.375	02-17-16	EUR 625,000	934,878

Jaguar Land Rover Automotive PLC	5.000	02-15-22	GBP 375,000	634,379

Jaguar Land Rover Automotive PLC (S)	5.625	02-01-23	150,000	156,750

Jaguar Land Rover Automotive PLC	8.250	03-15-20	GBP 225,000	418,804

LBG Capital No.2 PLC	15.000	12-21-19	EUR 560,000	1,147,230

Legal & General Group PLC (4.000% to 6-8-15
then 3 month EURIBOR +1.700%)	4.000	06-08-25	EUR 410,000	554,501

Lloyds Bank PLC	6.375	06-17-16	EUR 519,000	770,371

Lloyds Bank PLC	6.500	03-24-20	EUR 1,420,000	2,321,121

Lloyds Banking Group PLC (7.000% to
6-27-19, then 5 Year British Pound Swap
Rate + 5.060%) (Q)	7.000	06-27-19	GBP 525,000	901,868

Mondi Finance PLC	3.375	09-28-20	EUR 650,000	943,048

Mondi Finance PLC	5.750	04-03-17	EUR 310,000	466,379

Motability Operations Group PLC	3.250	11-30-18	EUR 1,230,000	1,808,006

National Grid PLC	5.000	07-02-18	EUR 575,000	890,542

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	21

	Rate	Maturity
	(%)	date	Par value^	Value

United Kingdom (continued)

Nationwide Building Society	6.750	07-22-20	EUR 1,000,000	$1,641,799

NGG Finance PLC (4.250% to 6-18-20, then
7 Year Euro Swap Rate + 2.880%)	4.250	06-18-76	EUR 1,360,000	1,934,928

Pennon Group PLC (6.750% to 3-8-18, then
3 month LIBOR + 10.745%) (Q)	6.750	03-08-18	GBP 325,000	582,991

Phones4u Finance PLC	9.500	04-01-18	GBP 100,000	172,207

Phosphorus Holdco PLC, PIK	10.000	04-01-19	GBP 400,000	580,775

Premier Foods PLC	6.500	03-15-21	GBP 175,000	287,327

Rentokil Initial PLC	3.250	10-07-21	EUR 1,000,000	1,463,185

Rolls-Royce PLC	2.125	06-18-21	EUR 500,000	701,452

SSE PLC (5.025% to 10-1-15, then 5 Year Euro
Swap Rate + 3.150%) (Q)	5.025	10-01-15	EUR 630,000	871,427

SSE PLC (5.625% to 10-1-17, then 5 Year Euro
Swap Rate + 4.620%) (Q)	5.625	10-01-17	EUR 560,000	817,919

Stagecoach Group PLC	5.750	12-16-16	GBP 200,000	364,904

The Royal Bank of Scotland PLC	1.625	06-25-19	EUR 1,300,000	1,761,714

The Royal Bank of Scotland PLC (3.625% to
3-25-19, then 5 Year Euro Swap Rate
+ 2.650%)	3.625	03-25-24	EUR 210,000	285,660

The Royal Bank of Scotland PLC (4.625% to
9-22-16, then 3 month EURIBOR + 1.300%)	4.625	09-22-21	EUR 874,000	1,204,852

The Royal Bank of Scotland PLC	4.875	01-20-17	EUR 350,000	514,455

The Royal Bank of Scotland PLC	5.375	09-30-19	EUR 164,000	263,644

The Royal Bank of Scotland PLC	5.500	03-23-20	EUR 420,000	685,792

The Royal Bank of Scotland PLC	6.934	04-09-18	EUR 242,000	374,877

Thomas Cook Group PLC	7.750	06-22-17	GBP 475,000	860,083

Tullow Oil PLC (S)	6.000	11-01-20	785,000	796,775

UBS AG	6.000	04-18-18	EUR 310,000	494,563

Virgin Media Finance PLC	8.875	10-15-19	GBP 100,000	177,930

Virgin Media Secured Finance PLC	6.000	04-15-21	GBP 650,000	1,130,042

Yorkshire Building Society	2.125	03-18-19	EUR 950,000	1,306,998

United States 3.6%			205,238,436

24 Hour Holdings III LLC (S)	8.000	06-01-22	850,000	822,375

Advanced Micro Devices, Inc. (S)	7.000	07-01-24	250,000	243,750

Advanced Micro Devices, Inc.	7.500	08-15-22	1,460,000	1,511,100

Affinia Group, Inc.	7.750	05-01-21	635,000	654,050

Aleris International, Inc.	7.625	02-15-18	250,000	255,000

Aleris International, Inc.	7.875	11-01-20	793,000	814,808

Allegiant Travel Company	5.500	07-15-19	975,000	985,969

American Airlines 2013-1 Class B Pass
Through Trust	5.625	01-15-21	800,916	831,951

American Axle & Manufacturing, Inc.	7.750	11-15-19	289,000	328,015

American Energy-Permian Basin LLC (S)	7.125	11-01-20	180,000	173,700

American Energy-Permian Basin LLC (S)	7.375	11-01-21	755,000	728,575

American International Group, Inc. (4.875% to
3-15-17, then 3 month EURIBOR + 1.730%)	4.875	03-15-67	EUR 300,000	419,692

American International Group, Inc.	5.000	06-26-17	EUR 800,000	1,194,823

Amgen, Inc.	4.375	12-05-18	EUR 630,000	962,951

Amsurg Corp. (S)	5.625	07-15-22	930,000	933,488

Approach Resources, Inc.	7.000	06-15-21	1,430,000	1,483,625

22	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

United States (continued)

APX Group, Inc.	6.375	12-01-19	695,000	$695,000

APX Group, Inc.	8.750	12-01-20	1,183,000	1,153,425

AT&T, Inc.	2.400	03-15-24	EUR 600,000	832,583

AT&T, Inc.	2.500	03-15-23	EUR 750,000	1,059,427

AT&T, Inc.	2.650	12-17-21	EUR 500,000	721,498

AT&T, Inc.	3.550	12-17-32	EUR 280,000	410,823

Atlas Pipeline Partners LP	6.625	10-01-20	620,000	644,800

Atwood Oceanics, Inc.	6.500	02-01-20	373,000	391,650

Avis Budget Car Rental LLC	5.500	04-01-23	958,000	958,000

Bank of America Corp. (P)	1.049	03-28-18	EUR 750,000	992,136

Bank of America Corp.	2.500	07-27-20	EUR 540,000	766,531

Bank of America Corp.	4.750	04-03-17	EUR 1,200,000	1,773,226

Bank of America Corp.	7.000	06-15-16	EUR 1,000,000	1,498,062

Basic Energy Services, Inc.	7.750	10-15-22	835,000	903,888

BlueLine Rental Finance Corp. (S)	7.000	02-01-19	698,000	725,920

BOE Intermediate Holding Corp., PIK (S)	9.000	11-01-17	937,479	979,666

Cablevision Systems Corp.	5.875	09-15-22	635,000	625,475

Cablevision Systems Corp.	8.625	09-15-17	700,000	798,000

Casella Waste Systems, Inc.	7.750	02-15-19	1,400,000	1,442,000

CCM Merger, Inc. (S)	9.125	05-01-19	2,361,000	2,490,855

CCO Holdings LLC	5.250	09-30-22	500,000	490,000

CCO Holdings LLC	5.750	01-15-24	760,000	754,300

CDW LLC	8.500	04-01-19	1,065,000	1,134,225

CenturyLink, Inc.	5.625	04-01-20	1,096,000	1,142,580

CenturyLink, Inc.	7.600	09-15-39	1,300,000	1,300,000

Cequel Communications Escrow I LLC (S)	6.375	09-15-20	1,710,000	1,761,300

Cequel Communications Holdings I LLC (S)	5.125	12-15-21	540,000	519,750

Chaparral Energy, Inc.	8.250	09-01-21	825,000	882,750

Chassix Holdings, Inc., PIK (S)	10.000	12-15-18	406,000	407,015

Chassix, Inc. (S)	9.250	08-01-18	1,337,000	1,420,563

Chesapeake Energy Corp.	6.875	11-15-20	1,515,000	1,696,800

Chesapeake Energy Corp.	7.250	12-15-18	740,000	838,050

Chesapeake Oilfield Operating LLC	6.625	11-15-19	125,000	131,250

Chrysler Group LLC	8.250	06-15-21	3,250,000	3,566,875

Citigroup, Inc. (P)	1.686	02-10-19	EUR 720,000	958,331

Citigroup, Inc. (P)	4.750	02-10-19	EUR 630,000	838,540

Citigroup, Inc.	5.000	08-02-19	EUR 120,000	189,808

Citigroup, Inc.	7.375	09-04-19	EUR 1,700,000	2,955,427

Claire’s Stores, Inc. (S)	9.000	03-15-19	1,050,000	1,057,875

Clear Channel Worldwide Holdings, Inc.	7.625	03-15-20	1,120,000	1,176,000

Cloud Peak Energy Resources LLC	6.375	03-15-24	1,225,000	1,264,813

Colt Defense LLC	8.750	11-15-17	592,000	467,680

Community Health Systems, Inc. (S)	5.125	08-01-21	1,685,000	1,697,638

Community Health Systems, Inc. (S)	6.875	02-01-22	1,263,000	1,291,418

Continental Resources, Inc.	4.500	04-15-23	450,000	479,150

Crown Americas LLC	6.250	02-01-21	100,000	105,000

Diamondback Energy, Inc. (S)	7.625	10-01-21	1,222,000	1,325,870

DIRECTV Holdings LLC	2.750	05-19-23	EUR 730,000	1,026,768

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	23

	Rate	Maturity
	(%)	date	Par value^	Value

United States (continued)

DISH DBS Corp.	5.125	05-01-20	620,000	$632,400

DISH DBS Corp.	6.750	06-01-21	875,000	962,500

DJO Finance LLC	7.750	04-15-18	500,000	515,000

DJO Finance LLC	9.875	04-15-18	700,000	738,500

DR Horton, Inc.	4.375	09-15-22	1,010,000	994,850

Eagle Midco, Inc. (S)	9.000	06-15-18	690,000	703,800

El Paso Corp.	7.750	01-15-32	850,000	939,250

Endo Finance LLC (S)	7.000	12-15-20	1,500,000	1,582,500

Energy XXI Gulf Coast, Inc. (S)	6.875	03-15-24	420,000	417,900

Energy XXI Gulf Coast, Inc.	7.500	12-15-21	776,000	810,920

Ferrellgas LP (S)	6.750	01-15-22	1,275,000	1,329,188

Freescale Semiconductor, Inc.	10.750	08-01-20	1,137,000	1,259,228

Fresenius Medical Care US Finance II, Inc. (S)	5.625	07-31-19	954,000	1,016,010

Fresenius Medical Care US Finance II, Inc. (S)	5.875	01-31-22	425,000	464,313

Frontier Communications Corp.	7.625	04-15-24	805,000	839,213

Frontier Communications Corp.	8.125	10-01-18	560,000	641,200

Frontier Communications Corp.	9.000	08-15-31	1,300,000	1,384,500

FTS International, Inc. (S)	6.250	05-01-22	1,250,000	1,271,875

General Motors Company	6.250	10-02-43	1,505,000	1,704,413

GenOn Americas Generation LLC	8.500	10-01-21	525,000	511,875

GenOn Energy, Inc.	9.500	10-15-18	1,920,000	2,006,400

Golden Nugget Escrow, Inc. (S)	8.500	12-01-21	1,583,000	1,642,363

Goodrich Petroleum Corp.	8.875	03-15-19	2,650,000	2,775,875

Greektown Holdings LLC (S)	8.875	03-15-19	670,000	666,650

Group 1 Automotive, Inc. (S)	5.000	06-01-22	600,000	591,000

Halcon Resources Corp.	8.875	05-15-21	1,515,000	1,571,813

Halcon Resources Corp.	9.750	07-15-20	645,000	686,925

Harland Clarke Holdings Corp. (S)	9.250	03-01-21	1,540,000	1,543,850

HCA Holdings, Inc.	7.750	05-15-21	380,000	409,925

HCA, Inc.	7.250	09-15-20	825,000	872,438

HCA, Inc.	7.500	11-15-95	1,960,000	1,822,800

Hexion US Finance Corp.	6.625	04-15-20	1,181,000	1,222,335

Hexion US Finance Corp.	8.875	02-01-18	425,000	436,688

Hiland Partners LP (S)	5.500	05-15-22	420,000	414,750

Hiland Partners LP (S)	7.250	10-01-20	2,010,000	2,145,675

HSBC Finance Corp.	3.750	11-04-15	EUR 720,000	1,002,370

Infor Software Parent LLC, PIK (S)	7.125	05-01-21	680,000	673,200

Infor US, Inc.	10.000	04-01-19	EUR 1,420,000	2,120,118

Innovation Ventures LLC (S)	9.500	08-15-19	460,000	443,900

Interface Master Holdings, Inc., PIK (S)	12.500	08-01-18	600,000	594,000

Interface Security Systems Holdings, Inc. (S)	9.250	01-15-18	585,000	599,625

JPMorgan Chase & Company	2.625	04-23-21	EUR 1,750,000	2,519,866

JPMorgan Chase & Company (4.375% to
11-12-14, then 3 month EURIBOR
+ 1.500%)	4.375	11-12-19	EUR 750,000	1,009,309

Jurassic Holdings III, Inc. (S)	6.875	02-15-21	700,000	696,500

Kinetic Concepts, Inc.	10.500	11-01-18	406,000	449,645

Laredo Petroleum, Inc.	7.375	05-01-22	215,000	234,350

Laureate Education, Inc. (S)	9.250	09-01-19	1,995,000	1,995,000

24	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

United States (continued)

Level 3 Communications, Inc.	8.875	06-01-19	910,000	$977,113

Level 3 Financing, Inc.	8.625	07-15-20	2,095,000	2,278,313

Light Tower Rentals Inc (S)	8.125	08-01-19	1,000,000	1,017,500

Linn Energy LLC	8.625	04-15-20	264,000	278,850

McGraw-Hill Global Education Holdings LLC	9.750	04-01-21	1,040,000	1,162,200

Mcron Finance Sub LLC (S)	8.375	05-15-19	736,000	804,080

MetroPCS Wireless, Inc.	6.625	11-15-20	850,000	892,500

Metropolitan Life Global Funding I	2.375	09-30-19	EUR 2,400,000	3,410,831

MHGE Parent LLC (S)	8.500	08-01-19	1,000,000	970,000

Midstates Petroleum Company, Inc.	9.250	06-01-21	312,000	322,140

Midstates Petroleum Company, Inc.	10.750	10-01-20	962,000	1,036,555

Milacron LLC (S)	7.750	02-15-21	995,000	1,072,113

Morgan Stanley	4.500	02-23-16	EUR 1,450,000	2,055,146

Morgan Stanley	5.375	08-10-20	EUR 200,000	326,324

Morgan Stanley	5.500	10-02-17	EUR 840,000	1,284,200

New Academy Finance Company LLC, PIK (S)	8.000	06-15-18	425,000	427,125

Novelis, Inc.	8.750	12-15-20	780,000	842,400

NPC International, Inc.	10.500	01-15-20	880,000	976,800

NRG Energy, Inc.	8.250	09-01-20	760,000	817,000

Oasis Petroleum, Inc. (S)	6.875	03-15-22	700,000	757,750

Paperworks Industries, Inc. (S)	9.500	08-15-19	600,000	600,000

Parsley Energy LLC (S)	7.500	02-15-22	1,865,000	1,939,600

Petroleos Mexicanos	6.375	08-05-16	EUR 973,000	1,447,877

Pfizer, Inc.	5.750	06-03-21	EUR 800,000	1,377,020

Philip Morris International, Inc.	1.875	03-03-21	EUR 500,000	690,347

Philip Morris International, Inc.	2.750	03-19-25	EUR 450,000	637,170

Philip Morris International, Inc.	3.125	06-03-33	EUR 380,000	535,570

Pinnacle Entertainment, Inc.	6.375	08-01-21	978,000	1,007,340

Pittsburgh Glass Works LLC (S)	8.000	11-15-18	890,000	954,525

ProLogis LP	3.000	01-18-22	EUR 1,000,000	1,435,047

Prologis LP	3.375	02-20-24	EUR 800,000	1,154,111

Prospect Medical Holdings, Inc. (S)	8.375	05-01-19	585,000	633,263

Quad/Graphics, Inc. (S)	7.000	05-01-22	1,290,000	1,267,425

Radio One, Inc. (S)	9.250	02-15-20	1,150,000	1,216,125

Rain CII Carbon LLC (S)	8.250	01-15-21	425,000	440,938

Rain CII Carbon LLC	8.500	01-15-21	EUR 775,000	1,067,703

Resolute Forest Products, Inc.	5.875	05-15-23	1,030,000	978,500

Reynolds Group Issuer, Inc.	7.875	08-15-19	568,000	604,210

Rite Aid Corp.	8.000	08-15-20	1,840,000	1,994,100

RJS Power Holdings LLC (S)	5.125	07-15-19	667,000	656,995

Sabine Pass Liquefaction LLC	5.625	02-01-21	1,595,000	1,650,825

Sealed Air Corp. (S)	6.500	12-01-20	1,094,000	1,197,930

Service Corp. International (S)	5.375	05-15-24	830,000	846,600

Simmons Foods, Inc. (S)	10.500	11-01-17	2,061,000	2,192,389

Sinclair Television Group, Inc.	6.125	10-01-22	860,000	887,950

Sophia Holding Finance LP, PIK (S)	9.625	12-01-18	1,010,000	1,020,100

Sprint Capital Corp.	6.875	11-15-28	1,177,000	1,147,575

Sprint Communications, Inc.	6.000	11-15-22	2,361,000	2,325,585

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	25

	Rate	Maturity
	(%)	date	Par value^	Value

United States (continued)

Sprint Communications, Inc.	7.000	08-15-20	400,000	$423,000

Sprint Corp. (S)	7.125	06-15-24	275,000	280,500

Sprint Corp. (S)	7.250	09-15-21	1,300,000	1,384,500

Station Casinos LLC	7.500	03-01-21	741,000	783,608

Summit Materials LLC	10.500	01-31-20	965,000	1,073,563

T-Mobile USA, Inc.	6.125	01-15-22	860,000	884,725

Tenet Healthcare Corp.	4.500	04-01-21	913,000	887,893

Tenet Healthcare Corp. (S)	5.000	03-01-19	450,000	443,250

Tenet Healthcare Corp.	6.250	11-01-18	520,000	562,900

Tenet Healthcare Corp.	8.000	08-01-20	378,000	403,515

The Men’s Wearhouse, Inc. (S)	7.000	07-01-22	1,280,000	1,331,200

The Procter & Gamble Company	2.000	11-05-21	EUR 100,000	140,424

The Procter & Gamble Company	4.875	05-11-27	EUR 100,000	175,388

Toll Brothers Finance Corp.	5.625	01-15-24	167,000	174,933

Toll Brothers Finance Corp.	5.875	02-15-22	817,000	876,233

Tops Holding II Corp.	8.750	06-15-18	519,000	538,463

Townsquare Radio LLC (S)	9.000	04-01-19	860,000	933,100

TransUnion Holding Company, Inc.	8.125	06-15-18	1,170,000	1,210,950

TransUnion Holding Company, Inc.	9.625	06-15-18	389,000	404,560

Triangle USA Petroleum Corp. (S)	6.750	07-15-22	1,010,000	1,008,738

UAL 2007-1 Pass Through Trust	6.636	07-02-22	1,568,219	1,728,962

United Rentals North America, Inc.	5.750	07-15-18	840,000	873,600

United Rentals North America, Inc.	7.625	04-15-22	469,000	512,383

Univision Communications, Inc. (S)	6.750	09-15-22	434,000	467,635

Univision Communications, Inc. (S)	7.875	11-01-20	520,000	559,000

US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	1,870,382	2,197,698

Valeant Pharmaceuticals International, Inc. (S)	6.750	08-15-21	1,420,000	1,476,800

Vander Intermediate Holding II Corp., PIK (S)	9.750	02-01-19	1,590,000	1,669,500

Vector Group, Ltd. (S)	7.750	02-15-21	295,000	308,275

Vector Group, Ltd.	7.750	02-15-21	1,335,000	1,395,075

Verizon Communications, Inc.	2.375	02-17-22	EUR 880,000	1,239,345

Verizon Communications, Inc.	3.250	02-17-26	EUR 880,000	1,291,374

Visant Corp.	10.000	10-01-17	1,210,000	1,173,700

Wachovia Corp.	4.375	11-27-18	EUR 900,000	1,361,650

Wal-Mart Stores, Inc.	4.875	09-21-29	EUR 200,000	351,966

Walter Energy, Inc. (S)	9.500	10-15-19	920,000	913,100

Waterjet Holdings, Inc. (S)	7.625	02-01-20	1,057,000	1,112,493

Wells Fargo & Company	2.125	06-04-24	EUR 600,000	816,880

Wells Fargo & Company	2.250	09-03-20	EUR 1,350,000	1,921,839

Wells Fargo & Company	2.625	08-16-22	EUR 400,000	575,044

Windstream Corp.	6.375	08-01-23	2,270,000	2,241,625

Windstream Corp.	7.750	10-01-21	519,000	559,871

Capital Preferred Securities 0.0%			$1,111,041

(Cost $965,376)

United States 0.0%				1,111,041

GE Capital Trust IV (4.625% to 9-15-16, then
month EURIBOR +1.600%)	4.625	09-15-66	EUR 795,000	1,111,041

26	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

Foreign Government Obligations 7.5%			$426,455,921

(Cost $433,735,829)

Brazil 3.0%			172,480,649

Federative Republic of Brazil
Inflation-Linked Note	6.000	08-15-22	BRL 54,900,000	61,382,786
Inflation-Linked Note	6.000	08-15-50	BRL 24,500,000	26,908,705
Note	10.000	01-01-17	BRL 97,300,000	41,884,953
Note	10.000	01-01-23	BRL 105,000,000	42,304,205

Germany 0.0%				2,315,692

Federal Republic of Germany
Bond	1.500	05-15-24	EUR 1,410,000	1,943,777
Bond	4.750	07-04-40	EUR 180,000	371,915

Mexico 4.4%			248,804,036

Government of Mexico
Bond	6.500	06-10-21	MXN 770,674,800	61,953,918
Bond	7.500	06-03-27	MXN 737,230,200	62,424,047
Bond	8.500	05-31-29	MXN 692,307,700	63,068,865
Bond	10.000	12-05-24	MXN 614,901,400	61,357,206

Spain 0.1%				2,855,544

Kingdom of Spain
Bond (S)	5.400	01-31-23	EUR 600,000	996,366
Bond	5.500	04-30-21	EUR 1,120,000	1,859,178

			Shares	Value

Common Stocks 35.2%			$2,008,960,504

(Cost $1,807,346,050)

Australia 0.6%				33,172,359

Federation Centres, Ltd.			1,192,291	2,834,465

Fortescue Metals Group, Ltd.			840,000	3,765,917

Mirvac Group			3,324,890	5,561,935

Oil Search, Ltd.			1,012,978	8,859,922

Santos, Ltd.			645,319	8,645,385

Scentre Group (I)			665,630	2,103,137

The GPT Group			372,275	1,401,598

Austria 0.1%				4,844,987

Oesterreichische Post AG			103,339	4,844,987

Belgium 0.4%				19,967,793

Anheuser-Busch InBev NV			98,812	10,665,046

UCB SA			101,421	9,302,747

Bermuda 0.2%				11,176,405

Lazard, Ltd., Class A			213,698	11,176,405

Brazil 0.3%				19,803,000

Vale SA, ADR			1,380,000	19,803,000

Canada 0.6%				32,947,580

Africa Oil Corp. (I)			479,383	2,987,126

Alimentation Couche Tard, Inc., Class B			550,515	15,066,142

Element Financial Corp. (I)			570,546	7,409,484

First Quantum Minerals, Ltd.			159,000	3,771,028

Teck Resources, Ltd., Class B			155,000	3,713,800

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	27

	Shares	Value

China 1.8%		$104,733,033

500.com, Ltd., Class A, ADR (I)	10,669	393,579

51job, Inc., ADR (I)	77,972	5,891,564

AAC Technologies Holdings, Inc.	106,000	630,507

Agricultural Bank of China, Ltd., H Shares	3,201,000	1,550,725

Anhui Conch Cement Company, Ltd., H Shares	530,500	1,998,289

Baidu, Inc., ADR (I)	12,583	2,718,557

Bank of China, Ltd., H Shares	7,348,000	3,502,086

Bank of Communications Company, Ltd., H Shares	651,000	498,800

China Construction Bank Corp., H Shares	10,178,000	7,813,431

China Life Insurance Company, Ltd., H Shares	944,000	2,809,565

China Longyuan Power Group Corp., H Shares	416,000	422,691

China Mengniu Dairy Company, Ltd.	2,628,000	12,705,375

China Merchants Bank Company, Ltd., H Shares	1,643,564	3,325,746

China Oilfield Services, Ltd., H Shares	438,000	1,089,207

China Pacific Insurance Group Company, Ltd., H Shares	287,600	1,129,599

China Petroleum & Chemical Corp., H Shares	7,408,400	7,252,856

China Shenhua Energy Company, Ltd., H Shares	301,000	886,989

China Telecom Corp., Ltd., H Shares	2,024,000	1,140,815

CNOOC, Ltd.	1,680,000	2,967,417

Great Wall Motor Company, Ltd., H Shares	160,500	660,295

Hengan International Group Company, Ltd.	319,500	3,420,149

Huaneng Power International, Inc., H Shares	1,080,000	1,197,467

Industrial & Commercial Bank of China, Ltd., H Shares	12,514,000	8,550,780

Jiangxi Copper Company, Ltd., H Shares	255,000	485,514

Lenovo Group, Ltd.	472,000	645,057

Minth Group, Ltd.	222,000	423,536

New Oriental Education & Technology Group, ADR	142,800	2,791,740

Perfect World Company, Ltd., ADR	59,900	1,163,857

PetroChina Company, Ltd., H Shares	2,602,000	3,372,374

Ping An Insurance Group Company, H Shares	341,000	2,895,298

Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1,058,033	1,085,269

Sihuan Pharmaceutical Holdings Group, Ltd.	1,782,000	1,092,432

Tencent Holdings, Ltd.	774,500	12,567,887

Tianhe Chemicals Group, Ltd. (I)(S)	2,396,000	754,349

Tingyi Cayman Islands Holding Corp.	238,000	676,959

Vipshop Holdings, Ltd., ADR (I)	13,224	2,718,061

Zhuzhou CSR Times Electric Company, Ltd., H Shares	439,000	1,504,211

Denmark 1.0%		59,142,820

Coloplast A/S	156,223	13,209,071

Danske Bank A/S	945,021	27,302,259

ISS A/S (I)	74,954	2,403,361

Novo Nordisk A/S, Class B	352,539	16,228,129

Finland 0.9%		51,877,865

Kesko OYJ, B Shares	104,225	3,964,024

Nokia OYJ	2,070,296	16,401,662

Sampo OYJ, Class A	251,336	12,485,262

Wartsila OYJ Abp	377,805	19,026,917

28	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Shares	Value

France 2.1%		$122,380,562

Airbus Group NV	139,198	8,076,291

AXA SA	274,848	6,314,537

BNP Paribas SA	190,838	12,662,758

Cie de Saint-Gobain	94,702	4,607,898

Edenred	210,040	6,565,305

GDF Suez	205,445	5,297,297

ICADE	19,880	1,919,669

Klepierre	143,678	6,796,879

L’Oreal SA	21,770	3,676,080

Renault SA	42,630	3,558,755

Rexel SA	223,224	4,325,363

Sanofi	99,124	10,407,111

SCOR SE	18,028	579,939

Societe BIC SA	59,067	8,143,740

Total SA	469,579	30,285,343

Unibail-Rodamco SE	34,137	9,163,597

Germany 0.8%		45,564,364

BASF SE	80,436	8,324,639

Bayer AG	83,534	11,018,677

Bilfinger SE	22,066	1,795,465

Daimler AG	60,777	5,015,240

Deutsche Post AG	260,035	8,319,734

Symrise AG	211,804	11,090,609

Hong Kong 0.7%		40,049,054

AIA Group, Ltd.	450,600	2,416,927

Belle International Holdings, Ltd.	773,000	959,441

Cheung Kong Holdings, Ltd.	164,000	3,178,910

China Merchants Holdings International Company, Ltd.	336,000	1,130,284

China Metal Recycling Holdings, Ltd. (I)	1,799,400	0

China Mobile, Ltd.	794,500	8,681,217

China Overseas Land & Investment, Ltd.	1,004,000	3,059,384

China Resources Land, Ltd.	994,000	2,313,923

China Resources Power Holdings Company, Ltd.	284,000	797,005

China State Construction International Holdings, Ltd.	810,000	1,426,346

China Unicom Hong Kong, Ltd.	754,000	1,317,163

Galaxy Entertainment Group, Ltd.	394,000	3,308,382

Henderson Land Development Company, Ltd.	143,000	915,194

Hong Kong Land Holdings, Ltd.	796,000	5,440,729

REXLot Holdings, Ltd.	1,925,000	200,390

Shanghai Industrial Holdings, Ltd.	161,000	535,840

Sun Hung Kai Properties, Ltd.	288,000	4,367,919

Ireland 0.4%		22,473,059

Ryanair Holdings PLC, ADR (I)	424,100	22,473,059

Italy 0.6%		32,500,192

Atlantia SpA	289,104	7,651,498

Eni SpA	385,000	9,796,674

Prada SpA	107,400	763,076

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	29

	Shares	Value

Italy (continued)

Snam SpA	1,211,173	$7,139,722

Telecom Italia RSP	7,646,458	7,149,222

Japan 2.3%		132,237,077

Advance Residence Investment Corp.	580	1,381,094

Cosmos Pharmaceutical Corp.	30,500	3,737,665

Mitsubishi Estate Company, Ltd.	352,000	8,607,483

Mitsui Fudosan Company, Ltd.	858,000	28,334,423

Nippon Prologis REIT, Inc.	1,350	3,140,114

Nippon Steel & Sumitomo Metal Corp.	3,177,000	9,593,458

Nishimatsu Construction Company, Ltd.	461,000	2,170,794

ORIX Corp.	550,100	8,890,316

Otsuka Corp.	318,300	14,502,814

Resorttrust, Inc.	353,600	7,303,026

Seven & I Holdings Company, Ltd.	223,500	9,301,080

Sumitomo Mitsui Financial Group, Inc.	308,100	12,559,533

Sumitomo Realty & Development Company, Ltd.	341,000	14,079,273

Yamada Denki Company, Ltd.	2,433,200	8,636,004

Luxembourg 0.3%		18,652,976

RTLGroup SA	78,348	7,975,508

SES SA	290,297	10,677,468

Macau 0.2%		10,831,038

Sands China, Ltd.	1,474,000	10,831,038

Netherlands 0.8%		44,280,181

Koninklijke Boskalis Westinster NV	154,669	8,260,672

Koninklijke Philips NV	250,531	7,721,507

Royal Dutch Shell PLC, A Shares	688,145	28,298,002

Norway 0.7%		42,434,066

DNB ASA	742,911	13,165,556

Gjensidige Forsikring ASA	334,653	6,452,749

Statoil ASA	431,142	12,319,698

Telenor ASA	456,092	10,496,063

Portugal 0.3%		14,656,843

CTT-Correios de Portugal SA	309,652	3,295,349

Galp Energia SGPS SA	640,113	11,361,494

Russia 0.3%		14,870,352

Magnit OJSC, GDR	108,828	6,420,852

MMC Norilsk Nickel OJSC, ADR	430,000	8,449,500

Singapore 0.2%		13,255,122

Avago Technologies, Ltd.	169,100	11,732,158

CapitaCommercial Trust	1,142,000	1,522,964

South Korea 0.1%		8,270,459

Samsung Engineering Company, Ltd. (I)	123,428	8,270,459

Spain 1.2%		69,822,306

Amadeus IT Holding SA, A Shares	186,017	7,319,889

Banco Bilbao Vizcaya Argentaria SA	1,985,061	24,401,749

Bankinter SA	839,510	7,248,857

30	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Shares	Value

Spain (continued)

Fomento de Construcciones y Contratas SA (I)	251,137	$5,439,019

Grifols SA	155,848	7,034,639

Inditex SA	272,735	7,967,398

Repsol SA	417,473	10,410,755

Sweden 1.3%		72,539,914

Atlas Copco AB, Series A	256,946	7,665,949

Castellum AB	116,877	1,961,125

Elekta AB, B Shares	566,623	6,943,010

Fabege AB	147,676	2,020,200

Investment AB Kinnevik, B Shares	338,826	14,063,789

Lundin Petroleum AB (I)	273,120	4,895,312

Svenska Handelsbanken AB, Class A	251,563	12,115,374

Swedbank AB, Class A	492,456	12,615,549

Swedish Match AB	313,428	10,259,606

Switzerland 2.1%		121,916,382

Glencore Xstrata PLC	3,600,000	21,753,454

Nestle SA	132,963	9,844,581

Novartis AG	184,153	16,021,052

Partners Group Holding AG	20,127	5,045,340

Roche Holding AG	108,173	31,392,408

Swiss Re AG (I)	139,133	11,827,349

Swisscom AG	15,376	8,536,762

Syngenta AG	11,185	3,962,334

Zurich Insurance Group AG (I)	46,584	13,533,102

United Kingdom 3.7%		208,172,681

Anglo American PLC	376,000	10,097,841

Antofagasta PLC	269,000	3,660,429

Aveva Group PLC	24,835	837,982

Barclays PLC	2,208,264	8,370,840

BHP Billiton PLC	1,520,000	51,850,232

BP PLC	2,017,646	16,431,185

British Land Company PLC	1,036,056	12,257,359

BT Group PLC	2,026,994	13,270,515

Capital & Counties Properties PLC	565,414	3,053,198

Derwent London PLC, ADR	156,688	7,056,245

DS Smith PLC	559,110	2,465,559

Great Portland Estates PLC	403,245	4,335,458

Hammerson PLC	612,715	6,195,716

International Consolidated Airlines Group SA (I)	978,874	5,476,415

Land Securities Group PLC	552,911	9,700,418

Petrofac, Ltd.	403,856	7,442,387

Rio Tinto PLC	749,752	42,851,336

Workspace Group PLC	272,635	2,819,566

United States 11.2%		636,388,034

Activision Blizzard, Inc.	307,371	6,878,963

Acuity Brands, Inc.	90,833	9,743,656

Alliance Data Systems Corp. (I)	56,760	14,887,580

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	31

	Shares	Value

United States (continued)

American Tower Corp.	157,261	$14,843,866

Amgen, Inc.	86,874	11,066,879

AvalonBay Communities, Inc.	45,748	6,774,364

Baxter International, Inc.	133,036	9,936,459

BorgWarner, Inc.	193,384	12,038,154

Boston Properties, Inc.	92,862	11,092,366

Brixmor Property Group, Inc.	244,881	5,546,555

Calpine Corp. (I)	588,368	12,967,631

Celgene Corp. (I)	128,298	11,181,171

Chevron Corp.	201,000	25,977,240

CVS Caremark Corp.	114,605	8,751,238

DDR Corp.	164,949	2,893,205

Delta Air Lines, Inc.	210,924	7,901,213

Electronic Arts, Inc. (I)	293,402	9,858,307

EOG Resources, Inc.	101,884	11,150,185

Equinix, Inc. (I)	37,614	8,068,955

Equity Residential	101,732	6,576,974

Essex Property Trust, Inc.	32,416	6,145,101

Exxon Mobil Corp.	460,000	45,512,400

Facebook, Inc., Class A (I)	147,139	10,689,648

Federal Realty Investment Trust	41,508	5,068,127

First Republic Bank	232,585	10,866,371

FLIR Systems, Inc.	327,135	10,887,053

Fortune Brands Home & Security, Inc.	279,522	10,563,136

Freeport-McMoRan Copper & Gold, Inc.	280,000	10,421,600

Generac Holdings, Inc. (I)	176,151	7,644,953

General Growth Properties, Inc.	261,431	6,109,642

Google, Inc., Class A (I)	17,999	10,431,320

Google, Inc., Class C (I)	25,495	14,572,942

Halliburton Company	143,597	9,906,757

Hanesbrands, Inc.	127,196	12,428,321

Hewlett-Packard Company	278,173	9,905,741

Hilton Worldwide Holdings, Inc. (I)	122,380	2,962,820

Host Hotels & Resorts, Inc.	413,205	8,983,077

Illumina, Inc. (I)	62,960	10,067,934

J.B. Hunt Transport Services, Inc.	208,330	16,095,576

Kansas City Southern	99,024	10,799,557

Kimco Realty Corp.	205,617	4,601,708

Las Vegas Sands Corp.	68,416	5,052,522

LyondellBasell Industries NV, Class A	100,187	10,644,869

Macy’s, Inc.	149,962	8,666,304

Marriott International, Inc., Class A	43,681	2,826,598

Pall Corp.	189,257	14,661,740

Pebblebrook Hotel Trust	77,661	2,826,860

Prologis, Inc.	285,432	11,648,480

Public Storage	13,292	2,281,040

Simon Property Group, Inc.	66,152	11,126,105

SL Green Realty Corp.	96,329	10,384,266

32	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Shares	Value

United States (continued)

Starwood Hotels & Resorts Worldwide, Inc.	45,592	$3,503,289

Stillwater Mining Company (I)	735,478	13,165,056

The Charles Schwab Corp.	412,479	11,446,292

The Estee Lauder Companies, Inc., Class A	119,843	8,803,667

The Macerich Company	95,406	6,202,344

The TJX Companies, Inc.	244,325	13,020,079

Time Warner, Inc.	135,690	11,264,984

Time, Inc. (I)	16,961	408,760

Ventas, Inc.	30,239	1,920,177

Visteon Corp. (I)	129,607	12,377,469

Vornado Realty Trust	91,442	9,694,681

Washington Prime Group, Inc. (I)	103,640	1,957,760

Waters Corp. (I)	74,445	7,700,591

Western Digital Corp.	120,258	12,005,356

Warrants 0.0%		$17,920

(Cost $0)

Sun Hung Kai Properties, Ltd. (Expiration Date: 4-22-16; Strike Price: HKD
98.60) (I)	7,166	17,920

	Notional	Value

Purchased Options 2.0%		$111,473,600

(Cost $102,999,501)

Call Options 0.8%		46,422,569

Exchange Traded on S&P 500 Index (Expiration Date: 6-19-15;
Strike Price: $1,850.00) (I)	292,000	42,821,800

Over the Counter on the USD vs. JPY (Expiration Date: 12-18-14;
Strike Price: $83.00; Counterparty: Goldman Sachs Group, Inc.) (I)	18,750,000	3,600,769

Put Options 1.2%		65,051,031

Exchange Traded on Apple CBOE Flex Options (Expiration Date: 7-17-15;
Strike Price: $95.00) (I)	239,300	2,440,484

Exchange Traded on FTSE 100 Index (Expiration Date: 6-17-16;
Strike Price GBP 6,400.00) (I)	19,860	17,938,350

Exchange Traded on STOXX 50 Index (Expiration Date: 6-17-16;
Strike Price EUR 3,000) (I)	49,930	22,337,517

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 1-6-34;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 1-10-54;
Counterparty: Morgan Stanley & Company) (I)	45,000,000	2,270,385

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 12-11-33;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 12-14-53;
Counterparty: Morgan Stanley & Company) (I)	30,000,000	1,518,499

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 12-17-33;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 12-21-53;
Counterparty: Morgan Stanley & Company) (I)	10,000,000	505,741

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 12-4-33;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 12-7-53;
Counterparty: Morgan Stanley & Company) (I)	25,000,000	1,266,477

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 3-5-34;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 3-8-54;
Counterparty: Morgan Stanley & Company) (I)	30,000,000	1,503,137

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	33

	Notional	Value

Put Options (continued)

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 3-6-34;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 3-8-54;
Counterparty: Citibank N.A.) (I)	65,000,000	$3,256,798

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-1-34;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-5-54;
Counterparty: Morgan Stanley & Company) (I)	25,000,000	1,248,306

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-1-34;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-5-54;
Counterparty: Morgan Stanley & Company) (I)	35,000,000	1,747,629

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-11-34;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-13-54;
Counterparty: Morgan Stanley & Company) (I)	45,000,000	2,244,709

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-3-34;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-5-54;
Counterparty: Morgan Stanley & Company) (I)	22,000,000	1,098,509

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-3-34;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-5-54;
Counterparty: Morgan Stanley & Company) (I)	12,000,000	599,187

Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 5-8-34;
Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 5-10-54;
Counterparty: Morgan Stanley & Company) (I)	56,000,000	2,784,238

Over the Counter on KOSPI 200 Index (Expiration Date: 9-11-14;
Strike Price: KRW 253.201; Counterparty: BNP Paribas SA) (I)	146,000,000	69,810

Over the Counter on KOSPI 200 Index (Expiration Date: 9-11-14;
Strike Price: KRW 270.372; Counterparty: Morgan Stanley
Company, Inc.) (I)	287,195,000	1,204,309

Over the Counter on KOSPI 200 Index (Expiration Date: 9-11-14;
Strike Price: KRW 271.216; Counterparty: BNP Paribas SA) (I)	221,000,000	1,016,946

		Maturity
	Yield (%)*	date	Par value	Value

Short-Term Investments 42.1%			$2,402,828,114

(Cost $2,402,690,132)

Certificate of Deposit 20.8%			1,185,096,339

ABN AMRO Bank NV	0.300	10-10-14	25,000,000	25,003,440

ABN AMRO Bank NV	0.310	08-14-14	30,000,000	30,001,749

ABN AMRO Bank NV	0.340	09-10-14	60,000,000	60,010,230

Bank of China, Ltd.	0.350	08-11-14	75,000,000	75,000,000

Barclays Bank PLC	0.230	10-09-14	50,000,000	49,999,995

Credit Agricole SA	0.260	09-26-14	30,000,000	30,004,746

Credit Agricole SA	0.350	10-16-14	95,000,000	95,022,287

Credit Suisse AG	0.250	11-04-14	35,000,000	34,999,062

Credit Suisse Group AG	0.210	08-27-14	90,000,000	90,002,790

Deutsche Bank AG	0.230	08-29-14	100,000,000	99,986,310

Goldman Sachs International	0.480	10-03-14	75,000,000	75,044,453

ING Bank NV	0.240	09-02-14	50,000,000	50,003,205

Mizuho Corporate Bank	0.250	08-12-14	100,000,000	100,001,800

Nationwide Building Society	0.210	08-15-14	65,000,000	65,001,755

Nationwide Building Society	0.220	11-17-14	50,000,000	49,993,945

Natixis	0.260	09-02-14	100,000,000	99,989,000

Natixis	0.320	11-03-14	25,000,000	25,004,600

34	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Yield (%)*	date	Par value	Value

Certificate of Deposit (continued)

SMFG Preferred Capital	0.250	08-22-14	85,000,000	$85,004,080

Societe Generale SA	0.700	09-05-14	45,000,000	45,022,892

Commercial Paper 10.5%				599,232,639

Agence Centrale Organismes	0.170	08-04-14	20,000,000	19,999,717

Agence Centrale Organismes	0.212	10-03-14	100,000,000	99,974,580

Barclays Bank PLC	0.230	10-24-14	50,000,000	49,977,925

Commerzbank AG	0.280	10-21-14	100,000,000	99,941,920

Dekabank Deutsche Girozentrale	0.220	10-01-14	89,500,000	89,473,642

Landwirtschaftliche Rentenbank	0.100	08-26-14	65,000,000	64,995,487

Nomura International PLC	0.470	11-28-14	75,000,000	74,879,756

NRW.Bank	0.110	09-04-14	100,000,000	99,989,612

Time Deposits 7.1%				405,281,781

Abbey National	0.080	08-05-14	120,333,391	120,333,391

DZ Bank AG	0.060	08-05-14	119,228,671	119,228,671

KBC Bank NV	0.100	08-05-14	123,996,845	123,996,845

Sumitomo Mitsui Banking Corp.	0.060	08-05-14	22,219,603	22,219,603

UBS AG	0.020	08-05-14	19,503,271	19,503,271

U.S. Government 3.6%				204,984,355

U.S. Treasury Bill (D)	0.020	10-23-14	20,000,000	19,999,200

U.S. Treasury Bill (D)	0.030	10-16-14	65,000,000	64,997,595

U.S. Treasury Bill (D)	0.031	11-13-14	55,000,000	54,994,060

U.S. Treasury Bill	0.032	11-20-14	65,000,000	64,993,500

			Par value	Value

Repurchase Agreement 0.1%				$8,233,000

Repurchase Agreement with State Street Corp. dated 7-31-14 at
0.000% to be repurchased at $8,233,000 on 8-1-14, collateralized by $8,430,000 Federal Home Loan Mortgage Corp., 1.100% due
10-5-17 (valued at $8,398,388, including interest)			$8,233,000	8,233,000

Total investments (Cost $5,293,665,631)† 96.9%			$5,523,948,972

Other assets and liabilities, net 3.1%			$176,913,018

Total net assets 100.0%			$5,700,861,990

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

^ All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	35

Notes to Schedule of Investments

ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
PIK	Paid-in-kind

(D) A portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $5,306,405,818. Net unrealized appreciation aggregated $217,543,154, of which $271,039,130 related to appreciated investment securities and $53,495,976 related to depreciated investment securities.

The fund had the following portfolio allocation as a percentage of net assets on 7-31-14:

Financials	13.2%
Foreign Government Obligations	7.5%
Energy	5.4%
Industrials	5.1%
Materials	5.0%
Consumer Discretionary	4.3%
Health Care	3.5%
Information Technology	3.3%
Consumer Staples	2.3%
Purchased Options	2.0%
Telecommunication Services	1.9%
Utilities	1.3%
Short-Term Investments & Other	45.2%

Total	100.0%

36	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 7-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $5,293,665,631)	$5,523,948,972
Cash	182,688
Foreign currency, at value (Cost $17,486,867)	17,429,747
Cash held at broker for futures contracts	100,276,150
Receivable for investments sold	36,756,022
Receivable for fund shares sold	19,045,488
Receivable for forward foreign currency exchange contracts	68,408,679
Dividends and interest receivable	16,727,982
Swap contracts, at value	24,376,310
Receivable for futures variation margin	15,044,423
Receivable due from advisor	1,803
Other receivables and prepaid expenses	139,989

Total assets	5,822,338,253

Liabilities

Payable for investments purchased	51,109,034
Payable for forward foreign currency exchange contracts	17,748,677
Payable for fund shares repurchased	12,739,457
Written options, at value (premium received $11,801,368)	6,847,737
Swap contracts, at value (including net unamortized upfront
payment of $1,032,324)	30,838,128
Payable for exchange cleared swaps	67,761
Payable to affiliates
Accounting and legal services fees	133,121
Transfer agent fees	474,004
Distribution and service fees	946
Other liabilities and accrued expenses	1,517,398

Total liabilities	121,476,263

Net assets	$5,700,861,990

Net assets consist of

Paid-in capital	$5,484,786,781
Accumulated distribution in excess of net investment income	(15,346,716)
Accumulated net realized gain (loss) on investments, futures contracts,
options written and swap agreements	(147,678,752)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign
currencies and swap agreements	379,100,677

Net assets	$5,700,861,990

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	37

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($971,173,458 ÷ 86,289,422 shares)[1]	$11.25
Class C ($202,737,626 ÷ 18,078,683 shares)	$11.21
Class I ($3,495,238,568 ÷ 309,716,184 shares)	$11.29
Class R2 ($1,107,831 ÷ 98,565 shares)	$11.24
Class R6 ($196,043,579 ÷ 17,368,406 shares)	$11.29
Class NAV ($834,560,928 ÷ 73,987,286 shares)	$11.28

Maximum offering price per share[2]

Class A (net asset value per share ÷ 95%)	$11.84

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

38	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of operations For the year ended 7-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$51,308,329
Dividends	47,867,236
Less foreign taxes withheld	(4,144,005)

Total investment income	95,031,560

Expenses

Investment management fees	56,314,284
Distribution and service fees	5,736,860
Accounting and legal services fees	603,834
Transfer agent fees	4,935,204
Trustees’ fees	62,435
State registration fees	226,113
Printing and postage	300,485
Professional fees	219,677
Custodian fees	2,665,471
Registration and filing fees	252,463
Expense recapture	7,974
Other	56,006

Total expenses	71,380,806
Less expense reductions	(347,103)

Net expenses	71,033,703

Net investment income	23,997,857

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	3,160,887
Futures contracts	(108,627,485)
Written options	19,822,606
Swap contracts	(29,620,830)

(115,264,822)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in
foreign currencies	192,000,924
Futures contracts	71,819,289
Written options	14,337,677
Swap contracts	52,871,790

331,029,680

Net realized and unrealized gain	215,764,858

Increase in net assets from operations	$239,762,715

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	39

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-14	7-31-13

Increase (decrease) in net assets

From operations
Net investment income	$23,997,857	$10,086,633
Net realized loss	(115,264,822)	(20,510,125)
Change in net unrealized appreciation (depreciation)	331,029,680	47,543,622

Increase in net assets resulting from operations	239,762,715	37,120,130

Distributions to shareholders
From net investment income
Class A	(14,497,640)	(950,792)
Class C	(777,764)	—
Class I	(32,086,254)	(3,500,080)
Class R2	(13,169)	(4)
Class R6	(778,533)	(19,029)
Class NAV	(10,990,010)	(3,794,422)
From net realized gain
Class A	—	(3,171,454)
Class C	—	(195,118)
Class I	—	(4,218,719)
Class R2	—	(848)
Class R6	—	(27,087)
Class NAV	—	(3,753,256)

Total distributions	(59,143,370)	(19,630,809)

From fund share transactions	1,760,967,189	2,902,408,638

Total increase	1,941,586,534	2,919,897,959

Net assets

Beginning of year	3,759,275,456	839,377,497

End of year	$5,700,861,990	$3,759,275,456

Undistributed (accumulated distribution in excess of) net
investment income	($15,346,716)	$47,158,133

40	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-14	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.84	$10.59	$10.00
Net investment income[2]	0.03	0.02	—[3]
Net realized and unrealized gain on investments	0.50	0.33	0.59
Total from investment operations	0.53	0.35	0.59
Less distributions
From net investment income	(0.12)	(0.03)	—
From net realized gain	—	(0.07)	—
Total distributions	(0.12)	(0.10)	—
Net asset value, end of period	$11.25	$10.84	$10.59
Total return (%)[4,5]	4.94	3.28	5.90[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$971	$1,161	$175
Ratios (as a percentage of average net assets):
Expenses before reductions	1.72	1.80	1.97[7]
Expenses including reductions	1.71	1.80	1.95[7]
Net investment income (loss)	0.27	0.18	(0.01)[7]
Portfolio turnover (%)	56	106	33

1 Period from 12-19-11 (commencement of operations) to 7-31-12.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6 Not annualized.
7 Annualized.

CLASS C SHARES Period ended	7-31-14	7-31-13[1]

Per share operating performance

Net asset value, beginning of period	$10.80	$10.61
Net investment loss[2]	(0.05)	(0.06)
Net realized and unrealized gain on investments	0.51	0.32
Total from investment operations	0.46	0.26
Less distributions
From net investment income	(0.05)	—
From net realized gain	—	(0.07)
Total distributions	(0.05)	(0.07)
Net asset value, end of period	$11.21	$10.80
Total return (%)[3,4]	4.24	2.50

Ratios and supplemental data

Net assets, end of period (in millions)	$203	$146
Ratios (as a percentage of average net assets):
Expenses before reductions	2.42	2.53
Expenses including reductions	2.41	2.52
Net investment loss	(0.43)	(0.55)
Portfolio turnover (%)	56	106

1 The inception date for Class C shares is 8-1-12.
2 Based on average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	41

CLASS I SHARES Period ended	7-31-14	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.87	$10.62	$10.00
Net investment income[2]	0.07	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.51	0.33	0.58
Total from investment operations	0.58	0.39	0.62
Less distributions
From net investment income	(0.16)	(0.07)	—
From net realized gain	—	(0.07)	—
Total distributions	(0.16)	(0.14)	—
Net asset value, end of period	$11.29	$10.87	$10.62
Total return (%)[3]	5.37	3.65	6.20[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$3,495	$1,740	$167
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	1.43	1.60[5]
Expenses including reductions	1.38	1.42	1.59[5]
Net investment income	0.63	0.58	0.58[5]
Portfolio turnover (%)	56	106	33

1 Period from 12-19-11 (commencement of operations) to 7-31-12.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

CLASS R2 SHARES Period ended	7-31-14	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.83	$10.58	$10.67
Net investment income[2]	—[3]	—[3]	0.01
Net realized and unrealized gain (loss) on investments	0.50	0.32	(0.10)
Total from investment operations	0.50	0.32	(0.09)
Less distributions
From net investment income	(0.09)	—	—
From net realized gain	—	(0.07)	—
Total distributions	(0.09)	(0.07)	—
Net asset value, end of period	$11.24	$10.83	$10.58
Total return (%)[4]	4.67	3.08	(0.84)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	$1	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.85	8.88	18.31[7]
Expenses including reductions	2.00	2.00	2.00[7]
Net investment income (loss)	0.02	(0.01)	0.19[7]
Portfolio turnover (%)	56	106	33

1 The inception date for Class R2 shares is 3-1-12.
2 Based on average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

42	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

CLASS R6 SHARES Period ended	7-31-14	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.86	$10.60	$10.67
Net investment income[2]	0.09	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.50	0.34	(0.10)
Total from investment operations	0.59	0.39	(0.07)
Less distributions
From net investment income	(0.16)	(0.06)	—
From net realized gain	—	(0.07)	—
Total distributions	(0.16)	(0.13)	—
Net asset value, end of period	$11.29	$10.86	$10.60
Total return (%)[3]	5.44	3.66	(0.66)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$196	$39	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.51	18.04[6]
Expenses including reductions	1.28	1.50	1.50[6]
Net investment income	0.78	0.51	0.69[6]
Portfolio turnover (%)	56	106	33

1 The inception date for Class R6 shares is 3-1-12.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

CLASS NAV SHARES Period ended	7-31-14	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.86	$10.61	$10.00
Net investment income[2]	0.08	0.08	0.04
Net realized and unrealized gain on investments	0.51	0.32	0.57
Total from investment operations	0.59	0.40	0.61
Less distributions
From net investment income	(0.17)	(0.08)	—
From net realized gain	—	(0.07)	—
Total distributions	(0.17)	(0.15)	—
Net asset value, end of period	$11.28	$10.86	$10.61
Total return (%)[3]	5.50	3.78	6.10[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$835	$673	$497
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.29	1.43[5]
Expenses including reductions	1.26	1.29	1.43[5]
Net investment income	0.72	0.73	0.69[5]
Portfolio turnover (%)	56	106	33

1 Period from 12-19-11 (commencement of operations) to 7-31-12.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	43

Notes to financial statements

Note 1 — Organization

John Hancock Global Absolute Return Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time (ET). In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

44	Global Absolute Return Strategies Fund | Annual report

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$573,101,872	—	$573,101,872	—
Capital Preferred Securities	1,111,041	—	1,111,041	—
Foreign Government
Obligations	426,455,921	—	426,455,921	—
Common Stocks	2,008,960,504	$747,210,468	1,261,750,036	—
Warrants	17,920	17,920	—	—
Purchased Options	111,473,600	60,760,150	50,713,450	—
Short-Term Investments	2,402,828,114	—	2,402,828,114	—

Total Investments in
Securities	$5,523,948,972	$807,988,538	$4,715,960,434	—
Other Financial
Instruments:
Futures	$40,976,655	$42,881,310	($1,904,655)	—
Forward Foreign Currency
Contracts	$50,660,002	—	$50,660,002	—
Written Options	($6,847,737)	—	($6,847,737)	—
Interest Rate Swaps	$41,340,145	—	$41,340,145	—
Variance Swaps	($10,779,281)	—	($10,779,281)	—
Inflation Swaps	$5,636,330	—	$5,636,330	—

Annual report | Global Absolute Return Strategies Fund	45

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in

46	Global Absolute Return Strategies Fund | Annual report

any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $2,250.

During the year ended July 31, 2014, the fund had average borrowings from the line of credit and overdrafts of $124,775 at an average interest rate of 0.97%. Interest expense incurred by the fund amounted to $1,210 and is included in other expenses on the Statement of operations. There were no outstanding borrowings by the fund at July 31, 2014.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2014, the fund has a short-term loss carryforward of $95,323,896 available to offset future net realized capital gains, which do not expire.

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2014 and 2013 was as follows:

	JULY 31, 2014	JULY 31, 2013

Ordinary Income	$59,143,370	$15,292,862
Long-Term Capital Gain	—	4,337,947

Total	$59,143,370	$19,630,809

Annual report | Global Absolute Return Strategies Fund	47

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

As of July 31, 2014, the components of distributable earnings on a tax basis consisted of $40,272,962 of undistributed ordinary income.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities, wash sale loss deferrals and passive foreign investment companies.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

48	Global Absolute Return Strategies Fund | Annual report

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and Payable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund’s investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The fund used futures contracts to manage duration of the fund, manage against anticipated interest rate changes and changes in securities markets, gain exposure to certain securities markets and treasuries market, and maintain diversity and liquidity of the fund. During the year ended July 31, 2014 the fund held futures contracts with total notional values ranging from approximately $2.0 billion to $3.0 billion, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2014.

						UNREALIZED
OPEN	NUMBER OF		EXPIRATION	NOTIONAL	NOTIONAL	APPRECIATION
CONTRACTS	CONTRACTS	POSITION	DATE	BASIS	VALUE	(DEPRECIATION)

DAX Index Futures	816	Long	Sep 2014	$271,740,040	$257,281,621	($14,458,419)
Euro STOXX Bank	7,539	Long	Sep 2014	75,299,652	72,634,240	(2,665,412)
Futures
FTSE 100 Index	781	Long	Sep 2014	88,549,379	88,112,895	(436,484)
Futures
NASDAQ 100 E-Mini	7,443	Long	Sep 2014	561,770,281	578,283,885	16,513,604
Futures
Nikkei 225 Futures	1,166	Long	Sep 2014	170,772,414	177,396,588	6,624,174

Annual report | Global Absolute Return Strategies Fund	49

						UNREALIZED
OPEN	NUMBER OF		EXPIRATION	NOTIONAL	NOTIONAL	APPRECIATION
CONTRACTS	CONTRACTS	POSITION	DATE	BASIS	VALUE	(DEPRECIATION)

CAC 40 Index	4,403	Short	Aug 2014	($255,949,382)	($250,278,322)	$5,671,060
Futures
Euro STOXX 50	4,319	Short	Sep 2014	(187,455,099)	(180,382,928)	7,072,171
Index Futures
Hang Seng Index	795	Short	Aug 2014	(124,268,684)	(127,024,793)	(2,756,109)
Futures
OMX Stockholm 30	2,227	Short	Aug 2014	(44,608,438)	(44,616,190)	(7,752)
Index Futures
Russell 2000 Mini	4,554	Short	Sep 2014	(528,145,610)	(508,545,180)	19,600,430
Index Futures
S&P 500 Index	4,900	Short	Sep 2014	(473,190,427)	(471,576,000)	1,614,427
E-Mini Futures
SPI 200 Index	107	Short	Sep 2014	(13,358,715)	(13,846,335)	(487,620)
Futures
Swiss Market Index	2,332	Short	Sep 2014	(222,514,137)	(215,916,897)	6,597,240
Futures
TOPIX Index Futures	295	Short	Sep 2014	(35,162,133)	(37,066,788)	(1,904,655)
						$40,976,655

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and maintain diversity and liquidity of the fund. During the year ended July 31, 2014, the fund held forward foreign currency contracts with USD notional values ranging from approximately $3.3 billion to $5.7 billion, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2014.

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

EUR	193,889	USD	263,583	Barclays Bank	9-5-14	—	($3,931)	($3,931)
				PLC Wholesale
EUR	38,679,635	USD	52,654,332	BNP Paribas SA	9-5-14	—	(855,549)	(855,549)
EUR	72,667,940	USD	98,116,603	Goldman Sachs	9-5-14	—	(801,549)	(801,549)
				International

50	Global Absolute Return Strategies Fund | Annual report

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

EUR	36,792,008	USD	50,226,373	UBS AG London	9-5-14	—	($955,450)	($955,450)
EUR	1,144,702	USD	1,534,078	Barclays Bank	9-11-14	—	(1,092)	(1,092)
				PLC Wholesale
EUR	408,327	USD	546,929	BNP Paribas SA	9-11-14	—	(98)	(98)
GBP	883,147	USD	1,487,163	BNP Paribas SA	9-5-14	$3,470	—	3,470
GBP	791,380	USD	1,347,404	Goldman Sachs	9-5-14	—	(11,662)	(11,662)
				International
GBP	1,432,569	USD	2,429,131	Goldman Sachs	9-11-14	—	(11,272)	(11,272)
				International
INR	17,100,000,000	USD	281,430,523	BNP Paribas SA	10-31-14	—	(4,558,082)	(4,558,082)
JPY	266,113,534	USD	2,611,856	Royal Bank of	9-11-14	—	(24,243)	(24,243)
				Scotland PLC
JPY	79,353,991	USD	778,758	UBS AG London	9-11-14	—	(7,142)	(7,142)
MXN	325,600,000	USD	24,963,582	Barclays Bank	8-19-14	—	(361,067)	(361,067)
				PLC Wholesale
MXN	1,522,000,000	USD	116,838,752	BNP Paribas SA	8-20-14	—	(1,843,948)	(1,843,948)
MXN	1,427,400,000	USD	109,675,982	Royal Bank of	8-21-14	—	(1,836,519)	(1,836,519)
				Scotland PLC
MXN	1,000,000,000	USD	76,857,452	Barclays Bank	8-22-14	—	(1,313,364)	(1,313,364)
				PLC Wholesale
MXN	890,000,000	USD	68,385,263	BNP Paribas SA	8-26-14	—	(1,170,549)	(1,170,549)
SEK	1,398,941	USD	210,364	BNP Paribas SA	9-11-14	—	(7,598)	(7,598)
USD	25,732,568	AUD	27,890,265	BNP Paribas SA	8-12-14	—	(173,296)	(173,296)
USD	4,636,158	AUD	5,013,780	Barclays Bank	8-13-14	—	(20,569)	(20,569)
				PLC Wholesale
USD	9,833,250	AUD	10,500,000	Barclays Bank	9-9-14	99,206	—	99,206
				PLC Wholesale
USD	13,318,243	AUD	14,400,000	UBS AG London	9-9-14	—	(31,303)	(31,303)
USD	11,683,528	AUD	12,631,140	Barclays Bank	9-11-14	—	(24,565)	(24,565)
				PLC Wholesale
USD	53,272,358	AUD	57,285,623	Barclays Bank	10-15-14	298,283	—	298,283
				PLC Wholesale
USD	69,851,400	AUD	75,000,000	BNP Paribas SA	10-27-14	553,932	—	553,932
USD	27,330,926	AUD	29,319,994	BNP Paribas SA	10-28-14	242,120	—	242,120
USD	58,114,479	AUD	62,295,717	Royal Bank of	10-29-14	563,323	—	563,323
				Scotland PLC
USD	193,479,829	AUD	206,116,853	UBS AG London	10-30-14	3,074,436	—	3,074,436
USD	94,900,959	BRL	215,730,000	Barclays Bank	9-3-14	637,625	—	637,625
				PLC Wholesale
USD	91,504,751	BRL	212,850,000	Barclays Bank	9-4-14	—	(1,473,299)	(1,473,299)
				PLC Wholesale
USD	11,235,762	CAD	12,357,653	BNP Paribas SA	8-12-14	—	(95,001)	(95,001)
USD	3,094,699	CAD	3,395,299	BNP Paribas SA	8-13-14	—	(18,388)	(18,388)
USD	118,319,193	CAD	128,570,960	Merrill Lynch	9-2-14	489,581	—	489,581
				International
USD	53,277,882	CAD	57,877,628	UBS AG London	9-3-14	236,830	—	236,830
USD	16,638,352	CAD	18,050,000	UBS AG London	9-9-14	99,031	—	99,031

Annual report | Global Absolute Return Strategies Fund	51

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	252,703,914	CAD	276,818,690	Royal Bank of	9-12-14	—	($928,890)	($928,890)
				Scotland PLC
USD	106,973,091	CAD	117,000,000	BNP Paribas SA	9-17-14	—	(214,647)	(214,647)
USD	269,695,968	CAD	288,307,687	Royal Bank of	10-14-14	$5,735,660	—	5,735,660
				Scotland PLC
USD	3,192,201	CHF	2,900,051	Merrill Lynch	8-5-14	948	—	948
				International
USD	16,923,146	CHF	15,000,000	BNP Paribas SA	8-12-14	416,177	—	416,177
USD	41,569,778	CHF	36,466,065	Royal Bank of	8-12-14	1,440,164	—	1,440,164
				Scotland PLC
USD	76,428,244	CHF	68,470,000	Goldman Sachs	9-9-14	1,064,985	—	1,064,985
				International
USD	5,535,733	DKK	30,000,000	BNP Paribas SA	8-12-14	147,698	—	147,698
USD	1,473,224	DKK	7,924,221	Goldman Sachs	8-12-14	50,024	—	50,024
				International
USD	13,272,502	DKK	72,740,000	UBS AG London	9-9-14	205,798	—	205,798
USD	46,796,360	EUR	34,000,000	BNP Paribas SA	8-12-14	1,267,601	—	1,267,601
USD	234,891,781	EUR	169,374,333	Royal Bank of	8-12-14	8,085,804	—	8,085,804
				Scotland PLC
USD	1,965,587	EUR	1,438,409	BNP Paribas SA	9-5-14	39,307	—	39,307
USD	58,726,562	EUR	42,731,593	Goldman Sachs	9-5-14	1,501,496	—	1,501,496
				International
USD	507,561,135	EUR	368,102,008	Merrill Lynch	9-5-14	14,608,290	—	14,608,290
				International
USD	1,549,625	EUR	1,138,707	Royal Bank of	9-5-14	24,698	—	24,698
				Scotland PLC
USD	14,112,117	EUR	10,366,911	UBS AG London	9-5-14	229,014	—	229,014
USD	282,609,988	EUR	207,605,000	Goldman Sachs	9-9-14	4,587,021	—	4,587,021
				International
USD	14,879,711	EUR	11,000,000	Merrill Lynch	9-9-14	148,598	—	148,598
				International
USD	17,819,758	EUR	13,078,299	BNP Paribas SA	9-11-14	305,289	—	305,289
USD	229,716	EUR	169,302	Goldman Sachs	9-11-14	2,987	—	2,987
				International
USD	2,543,898	EUR	1,872,328	UBS AG London	9-11-14	36,474	—	36,474
USD	115,974,618	EUR	85,134,919	BNP Paribas SA	10-3-14	1,953,671	—	1,953,671
USD	76,306,330	EUR	55,712,203	Merrill Lynch	10-14-14	1,687,950	—	1,687,950
				International
USD	211,230,385	EUR	155,962,788	Merrill Lynch	10-22-14	2,334,068	—	2,334,068
				International
USD	194,795,178	EUR	143,883,137	Goldman Sachs	10-23-14	2,077,532	—	2,077,532
				International
USD	282,819,600	EUR	210,000,000	BNP Paribas SA	10-31-14	1,535,496	—	1,535,496
USD	36,950,886	GBP	21,920,252	Royal Bank of	8-12-14	—	(54,687)	(54,687)
				Scotland PLC

52	Global Absolute Return Strategies Fund | Annual report

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	115,087,157	GBP	67,936,144	Barclays Bank	8-13-14	$398,890	—	$398,890
				PLC Wholesale
USD	913,103	GBP	543,643	BNP Paribas SA	9-5-14	—	($4,493)	(4,493)
USD	16,304,015	GBP	9,679,066	Goldman Sachs	9-5-14	—	(32,943)	(32,943)
				International
USD	62,923,283	GBP	37,490,000	UBS AG London	9-9-14	—	(352,621)	(352,621)
USD	46,884,600	GBP	27,997,756	Barclays Bank	9-11-14	—	(369,418)	(369,418)
				PLC Wholesale
USD	102,588,897	HKD	795,148,790	Barclays Bank	8-12-14	—	(12,096)	(12,096)
				PLC Wholesale
USD	3,276,753	HKD	25,400,000	BNP Paribas SA	9-10-14	—	(879)	(879)
USD	14,193,849	HKD	110,000,000	Royal Bank of	9-10-14	—	(620)	(620)
				Scotland PLC
USD	4,054,889	HKD	31,433,788	Barclays Bank	9-11-14	—	(1,349)	(1,349)
				PLC Wholesale
USD	304,631	HKD	2,360,747	Royal Bank of	9-11-14	—	(2)	(2)
				Scotland PLC
USD	22,231,028	JPY	2,265,308,455	BNP Paribas SA	8-12-14	207,851	—	207,851
USD	200,822,782	JPY	20,339,893,645	Merrill Lynch	8-27-14	3,062,390	—	3,062,390
				International
USD	10,843,902	JPY	1,100,000,000	BNP Paribas SA	8-28-14	148,777	—	148,777
USD	51,032,710	JPY	5,158,024,000	UBS AG London	8-28-14	882,064	—	882,064
USD	39,617,818	JPY	4,025,000,000	UBS AG London	9-9-14	480,413	—	480,413
USD	40,932,843	JPY	4,197,638,514	Barclays Bank	9-11-14	116,199	—	116,199
				PLC Wholesale
USD	1,613,048	JPY	164,701,300	BNP Paribas SA	9-11-14	11,539	—	11,539
USD	6,122,383	JPY	624,856,220	Royal Bank of	9-11-14	46,458	—	46,458
				Scotland PLC
USD	349,577	JPY	35,800,109	UBS AG London	9-11-14	1,467	—	1,467
USD	89,309,621	MXN	1,165,704,900	BNP Paribas SA	10-8-14	1,541,167	—	1,541,167
USD	24,190,417	MXN	316,000,000	Goldman Sachs	10-8-14	398,091	—	398,091
				International
USD	2,360,063	NOK	14,000,000	BNP Paribas SA	8-12-14	133,638	—	133,638
USD	1,046,567	NOK	6,262,413	Goldman Sachs	8-12-14	50,654	—	50,654
				International
USD	8,715,208	NOK	52,350,000	UBS AG London	9-9-14	398,147	—	398,147
USD	68,822,392	NZD	80,000,000	Merrill Lynch	10-21-14	1,376,592	—	1,376,592
				International
USD	71,321,768	NZD	83,000,000	Merrill Lynch	10-23-14	1,360,313	—	1,360,313
				International
USD	6,824,082	RUB	249,959,300	BNP Paribas SA	8-13-14	—	(155,979)	(155,979)
USD	24,768,824	SEK	162,460,917	BNP Paribas SA	8-12-14	1,218,404	—	1,218,404
USD	21,406,349	SEK	143,200,000	UBS AG London	8-12-14	648,002	—	648,002
USD	4,232,572	SEK	28,224,542	BNP Paribas SA	9-11-14	141,633	—	141,633
USD	273,997	SEK	1,880,704	Royal Bank of	9-11-14	1,403	—	1,403
				Scotland PLC
USD	1,759,968	SGD	2,200,000	UBS AG London	8-12-14	—	(3,567)	(3,567)

Annual report | Global Absolute Return Strategies Fund	53

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	1,073,328	SGD	1,345,000	UBS AG London	9-9-14	—	($4,845)	($4,845)
USD	1,500,646	SGD	1,887,129	Royal Bank of	9-11-14	—	(12,105)	(12,105)
				Scotland PLC
						$68,408,679	($17,748,677)	$50,660,002

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2014, the fund used purchased options to manage duration of the fund, manage against anticipated changes in securities markets and interest rate changes, gain exposure to foreign currencies and to certain securities markets and maintain diversity and liquidity of the fund. During the year ended July 31, 2014, the fund held purchased options with market values ranging from $44.2 million to $111.5 million, as measured at each quarter end.

54	Global Absolute Return Strategies Fund | Annual report

During the year ended July 31, 2014, the fund wrote option contracts to manage against anticipated changes in securities markets, gain exposure to foreign currencies and certain securities markets and maintain diversity and liquidity of the fund. The following tables summarize the fund’s written options activities during the year ended July 31, 2014 and the contracts held at July 31, 2014.

	NUMBER OF	NOTIONAL	PREMIUMS
	CONTRACTS*	AMOUNT*	RECEIVED

Outstanding, beginning of period	59,290	1,588,037,116	$35,588,073
Options written	5,123	1,228,195,600	27,259,524
Option closed	(2,910)	(1,069,000,000)	(19,989,545)
Options exercised	—	(174,171,779)	(4,379,347)
Options expired	(59,110)	(900,115,937)	(26,677,337)
Outstanding, end of period	2,393	672,945,000	$11,801,368

*The amounts for options on securities represent number of contracts. The amounts for OTC index options and foreign currency options represent notional amount.

Options on securities

		EXPIRATION	NUMBER OF
NAME OF ISSUER	EXERCISE PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Calls
Apple, Inc.	$95.00	Jul 2015	2,393	$2,022,516	($2,254,212)

Index options (OTC)

		EXERCISE	EXPIRATION	NOTIONAL
NAME OF ISSUER	COUNTERPARTY	PRICE	DATE	AMOUNT	PREMIUM	VALUE

Calls
Kospi 200 Index	BNP Paribas	271.22	Sep 2014	KRW 221,000,000	$3,349,119	($853,128)
Kospi 200 Index	BNP Paribas	253.20	Sep 2014	KRW 146,000,000	1,140,698	(2,513,751)
Kospi 200 Index	Morgan Stanley	270.37	Sep 2014	KRW 287,195,000	4,222,660	(1,226,627)
				654,195,000	$8,712,477	($4,593,506)

Foreign currency options (OTC)

		EXERCISE	EXPIRATION	NOTIONAL
DESCRIPTION	COUNTERPARTY	PRICE	DATE	AMOUNT	PREMIUM	VALUE

Puts
USD versus JPY	Goldman Sachs	$68.00	Dec 2014	18,750,000	$1,066,375	($19)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Annual report | Global Absolute Return Strategies Fund	55

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2014, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes and maintain diversity and liquidity in the fund. During the year ended July 31, 2014, the fund held interest rate swaps with total USD notional amounts ranging from $1.1 billion to $8.1 billion, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of July 31, 2014.

							UNAMORTIZED
			USD	PAYMENTS	PAYMENTS		UPFRONT	UNREALIZED
COUNTER-	NOTIONAL	CUR-	NOTIONAL	MADE	RECEIVED	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
PARTY	AMOUNT	RENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Royal	117,111,000	EUR	$163,153,143	Fixed 1.21%	EUR-EURIBOR-	Aug 2016	($1,032,324)	($286,543)	($1,318,867)
Bank of					Reuters
Scotland
PLC

Exchange Cleared Swaps

	190,385,000	AUD	173,973,871	AUD-BBR-BBSW	Fixed 4.215%	Dec 2017	—	3,173,499	3,173,499
	380,770,000	AUD	344,006,693	AUD-BBR-BBSW	Fixed 4.200%	Dec 2017	—	6,228,813	6,228,813
	190,385,000	AUD	174,345,078	AUD-BBR-BBSW	Fixed 4.200%	Dec 2017	—	3,098,359	3,098,359
	193,000,000	AUD	174,423,701	AUD-BBR-BBSW	Fixed 4.015%	Mar 2018	—	2,195,017	2,195,017
	193,000,000	AUD	175,398,418	AUD-BBR-BBSW	Fixed 4.0625%	Mar 2018	—	2,351,504	2,351,504
	193,000,000	AUD	175,398,418	AUD-BBR-BBSW	Fixed 4.015%	Mar 2018	—	2,195,017	2,195,017
	200,000,000	AUD	184,939,969	AUD-BBR-BBSW	Fixed 4.065%	Apr 2018	—	2,400,697	2,400,697
	200,000,000	AUD	184,939,969	AUD-BBR-BBSW	Fixed 4.050%	Apr 2018	—	2,349,549	2,349,549
	27,000,000	AUD	24,916,944	AUD-BBR-BBSW	Fixed 4.0525%	Apr 2018	—	317,483	317,483
	27,000,000	AUD	24,916,944	AUD-BBR-BBSW	Fixed 4.055%	Apr 2018	—	318,632	318,632
	27,000,000	AUD	24,916,944	AUD-BBR-BBSW	Fixed 4.055%	Apr 2018	—	318,632	318,632
	27,000,000	AUD	24,916,944	AUD-BBR-BBSW	Fixed 4.055%	Apr 2018	—	318,632	318,632
	27,000,000	AUD	24,916,944	AUD-BBR-BBSW	Fixed 4.0525%	Apr 2018	—	317,483	317,483
	54,000,000	AUD	50,133,597	AUD-BBR-BBSW	Fixed 4.0025%	Apr 2018	—	588,818	588,818
	86,250,000	EUR	113,190,165	EUR-EURIBOR-	Fixed 1.380%	Jun 2016	—	1,191,265	1,191,265
				Reuters
	86,250,000	EUR	119,650,247	Fixed 1.380%	EUR-EURIBOR-	Jun 2016	(1,019,628)	(171,637)	(1,191,265)
					Reuters
	86,250,000	EUR	112,974,592	EUR-EURIBOR-	Fixed 1.250%	Jun 2016	—	1,037,220	1,037,220
				Reuters
	86,250,000	EUR	112,974,592	EUR-EURIBOR-	Fixed 1.250%	Jun 2016	—	1,037,220	1,037,220
				Reuters
	86,250,000	EUR	120,159,153	Fixed 1.250%	EUR-EURIBOR-	Jun 2016	(869,325)	(167,895)	(1,037,220)
					Reuters

56	Global Absolute Return Strategies Fund | Annual report

							UNAMORTIZED
			USD	PAYMENTS	PAYMENTS		UPFRONT	UNREALIZED
COUNTER-	NOTIONAL	CUR-	NOTIONAL	MADE	RECEIVED	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
PARTY	AMOUNT	RENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

	86,250,000	EUR	$120,159,153	Fixed 1.250%	EUR-EURIBOR-	Jun 2016	($860,409)	($176,811)	($1,037,220)
					Reuters
	76,891,000	EUR	101,957,441	EUR-EURIBOR-	Fixed 1.204%	Aug 2016	—	859,754	859,754
				Reuters
	86,250,000	EUR	114,419,208	EUR-EURIBOR-	Fixed 1.200%	Aug 2016	—	959,782	959,782
				Reuters
	117,111,000	EUR	155,359,396	EUR-EURIBOR-	Fixed 1.210%	Aug 2016	—	1,318,867	1,318,867
				Reuters
	117,111,000	EUR	155,359,396	EUR-EURIBOR-	Fixed 1.220%	Aug 2016	—	1,334,517	1,334,517
				Reuters
	117,111,000	EUR	155,289,148	EUR-EURIBOR-	Fixed 1.2075%	Aug 2016	—	1,314,946	1,314,946
				Reuters
	86,250,000	EUR	119,650,247	Fixed 1.200%	EUR-EURIBOR-	Aug 2016	(752,999)	(206,783)	(959,782)
					Reuters
	117,111,000	EUR	163,153,143	Fixed 1.2075%	EUR-EURIBOR-	Aug 2016	(1,015,885)	(299,061)	(1,314,946)
					Reuters
	117,111,000	EUR	163,153,143	Fixed 1.220%	EUR-EURIBOR-	Aug 2016	(1,048,484)	(286,033)	(1,334,517)
					Reuters
	76,891,000	EUR	106,982,355	Fixed 1.204%	EUR-EURIBOR-	Aug 2016	(676,614)	(183,141)	(859,755)
					Reuters
	68,539,000	EUR	91,537,285	EUR-EURIBOR-	Fixed 1.270%	Aug 2016	—	826,206	826,206
				Reuters
	76,891,000	EUR	102,691,802	EUR-EURIBOR-	Fixed 1.202%	Aug 2016	—	856,975	856,975
				Reuters
	76,891,000	EUR	102,691,802	EUR-EURIBOR-	Fixed 1.255%	Aug 2016	—	911,461	911,461
				Reuters
	76,891,000	EUR	102,691,802	EUR-EURIBOR-	Fixed 1.252%	Aug 2016	—	908,383	908,383
				Reuters
	76,891,000	EUR	102,691,802	EUR-EURIBOR-	Fixed 1.207%	Aug 2016	—	862,112	862,112
				Reuters
	76,891,000	EUR	102,691,802	EUR-EURIBOR-	Fixed 1.239%	Aug 2016	—	895,019	895,019
				Reuters
	76,891,000	EUR	102,691,802	EUR-EURIBOR-	Fixed 1.244%	Aug 2016	—	900,156	900,156
				Reuters
	76,891,000	EUR	102,691,802	EUR-EURIBOR-	Fixed 1.212%	Aug 2016	—	867,260	867,260
				Reuters
	76,891,000	EUR	106,478,648	Fixed 1.255%	EUR-EURIBOR-	Aug 2016	(690,046)	(221,416)	(911,462)
					Reuters
	68,539,000	EUR	94,912,799	Fixed 1.270%	EUR-EURIBOR-	Aug 2016	(630,361)	(195,845)	(826,206)
					Reuters
	76,891,000	EUR	106,478,648	Fixed 1.239%	EUR-EURIBOR-	Aug 2016	(692,123)	(202,896)	(895,019)
					Reuters
	76,891,000	EUR	106,478,648	Fixed 1.250%	EUR-EURIBOR-	Aug 2016	(686,722)	(221,661)	(908,383)
					Reuters
	76,891,000	EUR	106,478,648	Fixed 1.244%	EUR-EURIBOR-	Aug 2016	(685,753)	(214,403)	(900,156)
					Reuters
	76,891,000	EUR	106,982,355	Fixed 1.207%	EUR-EURIBOR-	Aug 2016	(671,327)	(190,785)	(862,112)
					Reuters
	76,891,000	EUR	106,982,355	Fixed 1.212%	EUR-EURIBOR-	Aug 2016	(660,057)	(207,203)	(867,260)
					Reuters
	76,891,000	EUR	106,982,355	Fixed 1.202%	EUR-EURIBOR-	Aug 2016	(670,214)	(186,761)	(856,975)
					Reuters
	87,500,000	EUR	118,895,077	EUR-EURIBOR-	Fixed 2.286%	Dec 2024	—	9,431,454	9,431,454
				Reuters
	87,500,000	EUR	120,220,546	EUR-EURIBOR-	Fixed 2.399%	Dec 2024	—	10,643,218	10,643,218
				Reuters
	87,500,000	EUR	120,623,104	EUR-EURIBOR-	Fixed 2.379%	Dec 2024	—	10,386,681	10,386,681
				Reuters

Annual report | Global Absolute Return Strategies Fund	57

							UNAMORTIZED
			USD	PAYMENTS	PAYMENTS		UPFRONT	UNREALIZED
COUNTER-	NOTIONAL	CUR-	NOTIONAL	MADE	RECEIVED	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
PARTY	AMOUNT	RENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

	87,500,000	EUR	$119,043,732	EUR-EURIBOR-	Fixed 2.495%	Jan 2025	—	$11,473,544	$11,473,544
				Reuters
	38,200,000	EUR	52,259,541	EUR-EURIBOR-	Fixed 2.402%	Jan 2025	—	4,542,538	4,542,538
				Reuters
	12,000,000	EUR	15,699,594	EUR-EURIBOR-	Fixed 2.780%	Jun 2027	—	1,098,344	1,098,344
				Reuters
	12,000,000	EUR	16,119,001	Fixed 2.780%	EUR-EURIBOR-	Jun 2027	$376,110	(1,474,454)	(1,098,344)
					Reuters
	90,000,000	EUR	117,823,563	EUR-EURIBOR-	Fixed 2.765%	Jun 2027	—	8,063,289	8,063,289
				Reuters
	90,000,000	EUR	120,892,509	Fixed 2.765%	EUR-EURIBOR-	Jun 2027	2,982,015	(11,045,304)	(8,063,289)
					Reuters
	24,710,000	EUR	32,949,566	EUR-EURIBOR-	Fixed 3.227%	Aug 2027	—	3,476,258	3,476,258
				Reuters
	24,710,000	EUR	32,949,566	EUR-EURIBOR-	Fixed 3.216%	Aug 2027	—	3,442,740	3,442,740
				Reuters
	24,710,000	EUR	32,949,566	EUR-EURIBOR-	Fixed 3.219%	Aug 2027	—	3,451,882	3,451,882
				Reuters
	28,870,000	EUR	38,496,721	EUR-EURIBOR-	Fixed 3.219%	Aug 2027	—	4,033,016	4,033,016
				Reuters
	24,710,000	EUR	33,283,137	Fixed 3.227%	EUR-EURIBOR-	Aug 2027	(265,349)	(3,210,909)	(3,476,258)
					Reuters
	24,710,000	EUR	33,283,137	Fixed 3.219%	EUR-EURIBOR-	Aug 2027	(242,451)	(3,209,431)	(3,451,882)
					Reuters
	24,710,000	EUR	33,283,137	Fixed 3.216%	EUR-EURIBOR-	Aug 2027	(234,369)	(3,208,371)	(3,442,740)
					Reuters
	28,870,000	EUR	38,886,449	Fixed 3.219%	EUR-EURIBOR-	Aug 2027	(284,206)	(3,748,810)	(4,033,016)
					Reuters
	6,793,000	EUR	9,126,059	EUR-EURIBOR-	Fixed 3.020%	Nov 2035	—	1,364,612	1,364,612
				Reuters
	6,793,000	EUR	9,126,059	EUR-EURIBOR-	Fixed 3.000%	Nov 2035	—	1,333,627	1,333,627
				Reuters
	8,463,667	EUR	11,394,643	EUR-EURIBOR-	Fixed 2.960%	Nov 2035	—	1,584,408	1,584,408
				Reuters
	13,402,000	EUR	18,043,125	EUR-EURIBOR-	Fixed 3.006%	Nov 2035	—	2,649,470	2,649,470
				Reuters
	13,585,000	EUR	18,250,774	EUR-EURIBOR-	Fixed 3.010%	Nov 2035	—	2,698,041	2,698,041
				Reuters
	13,585,000	EUR	18,250,774	EUR-EURIBOR-	Fixed 2.995%	Nov 2035	—	2,651,567	2,651,567
				Reuters
	8,463,667	EUR	11,390,824	EUR-EURIBOR-	Fixed 2.950%	Nov 2035	—	1,563,738	1,563,738
				Reuters
	8,463,666	EUR	11,417,914	EUR-EURIBOR-	Fixed 2.915%	Nov 2035	—	1,495,350	1,495,350
				Reuters
	36,906,749	EUR	49,574,994	EUR-EURIBOR-	Fixed 2.940%	Nov 2035	—	6,718,811	6,718,811
				Reuters
	38,945,669	EUR	52,313,774	EUR-EURIBOR-	Fixed 2.940%	Nov 2035	—	7,089,993	7,089,993
				Reuters
	44,598,582	EUR	60,072,065	EUR-EURIBOR-	Fixed 2.960%	Nov 2035	—	8,315,263	8,315,263
				Reuters
	4,000,000	EUR	5,233,198	Fixed 2.790%	EUR-EURIBOR-	Jun 2047	—	(591,456)	(591,456)
					Reuters
	4,000,000	EUR	5,373,000	EUR-EURIBOR-	Fixed 2.790%	Jun 2047	(244,472)	835,928	591,456
				Reuters
	40,000,000	EUR	52,366,028	Fixed 2.774%	EUR-EURIBOR-	Jun 2047	—	(5,721,017)	(5,721,017)
					Reuters
	40,000,000	EUR	53,730,004	EUR-EURIBOR-	Fixed 2.774%	Jun 2047	(2,619,338)	8,340,355	5,721,017
				Reuters

58	Global Absolute Return Strategies Fund | Annual report

							UNAMORTIZED
			USD	PAYMENTS	PAYMENTS		UPFRONT	UNREALIZED
COUNTER-	NOTIONAL	CUR-	NOTIONAL	MADE	RECEIVED	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
PARTY	AMOUNT	RENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

	12,019,000	EUR	$16,026,744	Fixed 3.038%	EUR-EURIBOR-	Aug 2047	—	($2,599,821)	($2,599,821)
					Reuters
	12,019,000	EUR	16,026,744	Fixed 3.030%	EUR-EURIBOR-	Aug 2047	—	(2,571,291)	(2,571,291)
					Reuters
	12,019,000	EUR	16,026,744	Fixed 3.027%	EUR-EURIBOR-	Aug 2047	—	(2,560,593)	(2,560,593)
					Reuters
	14,043,000	EUR	18,725,648	Fixed 3.030%	EUR-EURIBOR-	Aug 2047	—	(3,004,296)	(3,004,296)
					Reuters
	12,019,000	EUR	16,188,993	EUR-EURIBOR-	Fixed 3.038%	Aug 2047	($56,572)	2,656,393	2,599,821
				Reuters
	12,019,000	EUR	16,188,993	EUR-EURIBOR-	Fixed 3.030%	Aug 2047	(80,817)	2,652,108	2,571,291
				Reuters
	12,019,000	EUR	16,188,993	EUR-EURIBOR-	Fixed 3.027%	Aug 2047	(90,246)	2,650,839	2,560,593
				Reuters
	14,043,000	EUR	18,915,220	EUR-EURIBOR-	Fixed 3.030%	Aug 2047	(95,633)	3,099,929	3,004,296
				Reuters
	4,252,000	EUR	5,712,351	Fixed 3.000%	EUR-EURIBOR-	Nov 2055	—	(1,279,450)	(1,279,450)
					Reuters
	4,252,000	EUR	5,712,351	Fixed 2.980%	EUR-EURIBOR-	Nov 2055	—	(1,247,812)	(1,247,812)
					Reuters
	5,305,333	EUR	7,142,575	Fixed 2.938%	EUR-EURIBOR-	Nov 2055	—	(1,474,031)	(1,474,031)
					Reuters
	5,305,334	EUR	7,157,164	Fixed 2.891%	EUR-EURIBOR-	Nov 2055	—	(1,379,899)	(1,379,899)
					Reuters
	8,403,000	EUR	11,312,966	Fixed 2.986%	EUR-EURIBOR-	Nov 2055	—	(2,484,742)	(2,484,742)
					Reuters
	8,503,000	EUR	11,423,359	Fixed 2.995%	EUR-EURIBOR-	Nov 2055	—	(2,542,782)	(2,542,782)
					Reuters
	8,503,000	EUR	11,423,359	Fixed 2.9775%	EUR-EURIBOR-	Nov 2055	—	(2,487,423)	(2,487,423)
					Reuters
	5,305,333	EUR	7,140,181	Fixed 2.928%	EUR-EURIBOR-	Nov 2055	—	(1,453,379)	(1,453,379)
					Reuters
	23,072,692	EUR	30,992,396	Fixed 2.8942%	EUR-EURIBOR-	Nov 2055	—	(6,021,114)	(6,021,114)
					Reuters
	24,486,214	EUR	32,891,109	Fixed 2.890%	EUR-EURIBOR-	Nov 2055	—	(6,351,744)	(6,351,744)
					Reuters
	31,612,094	EUR	42,579,913	Fixed 2.900%	EUR-EURIBOR-	Nov 2055	—	(8,312,373)	(8,312,373)
					Reuters
	10,375,000	GBP	17,200,190	Fixed 3.3625%	GBP-LIBOR-BBA	Jan 2044	—	(962,661)	(962,661)
	10,375,000	GBP	17,200,190	Fixed 3.365%	GBP-LIBOR-BBA	Jan 2044	—	(971,571)	(971,571)
	22,800,000	GBP	37,923,269	Fixed 3.3638%	GBP-LIBOR-BBA	Jan 2044	—	(2,123,328)	(2,123,328)
	22,800,000	GBP	37,618,858	Fixed 3.3125%	GBP-LIBOR-BBA	Jan 2044	—	(1,718,333)	(1,718,333)
	5,187,500	GBP	8,546,410	Fixed 3.3125%	GBP-LIBOR-BBA	Jan 2044	—	(387,647)	(387,647)
	22,800,000	GBP	37,563,017	Fixed 3.310%	GBP-LIBOR-BBA	Jan 2044	—	(1,684,213)	(1,684,213)
	10,375,000	GBP	17,055,449	Fixed 3.283%	GBP-LIBOR-BBA	Jan 2044	—	(669,455)	(669,455)
	21,643,750	GBP	35,335,581	Fixed 3.291%	GBP-LIBOR-BBA	Feb 2044	—	(1,924,236)	(1,924,236)
	50,000	GBP	83,380	Fixed 3.3252%	GBP-LIBOR-BBA	Feb 2044	—	(4,974)	(4,974)
	21,643,750	GBP	36,112,580	Fixed 3.306%	GBP-LIBOR-BBA	Feb 2044	—	(2,004,953)	(2,004,953)
	5,125,000,000	JPY	50,026,844	Fixed 0.944%	JPY-LIBOR-BBA	Dec 2024	—	(1,146,931)	(1,146,931)
	5,125,000,000	JPY	49,615,180	Fixed 1.030%	JPY-LIBOR-BBA	Dec 2024	—	(1,554,215)	(1,554,215)
	5,125,000,000	JPY	50,041,498	Fixed 1.010%	JPY-LIBOR-BBA	Dec 2024	—	(1,447,007)	(1,447,007)
	5,125,000,000	JPY	48,900,339	Fixed 1.0788%	JPY-LIBOR-BBA	Jan 2025	—	(1,725,491)	(1,725,491)

Annual report | Global Absolute Return Strategies Fund	59

							UNAMORTIZED
			USD	PAYMENTS	PAYMENTS		UPFRONT	UNREALIZED
COUNTER-	NOTIONAL	CUR-	NOTIONAL	MADE	RECEIVED	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
PARTY	AMOUNT	RENCY	AMOUNT	BY FUND	BY FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

	2,970,000,000	JPY	$28,500,144	Fixed 1.015%	JPY-LIBOR-BBA	Jan 2025	—	($815,732)	($815,732)
	66,250,000	USD	66,250,000	Fixed 3.2875%	USD-LIBOR-BBA	Dec 2024	—	(2,727,281)	(2,727,281)
	66,250,000	USD	66,250,000	Fixed 3.388%	USD-LIBOR-BBA	Dec 2024	—	(3,273,625)	(3,273,625)
	66,250,000	USD	66,250,000	Fixed 3.335%	USD-LIBOR-BBA	Dec 2024	—	(2,933,278)	(2,933,278)
	66,250,000	USD	66,250,000	Fixed 3.543%	USD-LIBOR-BBA	Jan 2025	—	(3,981,400)	(3,981,400)
	36,400,000	USD	36,400,000	Fixed 3.3913%	USD-LIBOR-BBA	Jan 2025	—	(1,683,223)	(1,683,223)
			$8,056,103,224				($13,517,599)	$54,857,744	$41,340,145

The following are abbreviations for the table above:

BBA	The British Bankers’ Association
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended July 31, 2014, the fund used CDS as a Buyer of protection to maintain diversity and liquidity of the fund. During the year ended July 31, 2014, the fund held credit default swap contracts with total USD notional amounts up to approximately $170.0 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2014 as a Buyer of protection.

							UNAMORTIZED
					(PAY)/		UPFRONT
				USD	RECEIVED		PAYMENT	UNREALIZED
COUNTER-		NOTIONAL	CUR-	NOTIONAL	FIXED	MATURITY	PAID	APPRECIATION	MARKET
PARTY	REFERENCE OBLIGATION	AMOUNT	RENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Exchange Cleared Swaps

	CDX North America High	49,500,000	USD	$49,500,000	(5.000)%	Jun 2018	($2,487,957)	($1,681,509)	($4,169,466)
	Yield CDSI 20 5Y
	CDX North America High	118,800,000	USD	118,800,000	(5.000)%	Dec 2018	(6,253,676)	(2,944,240)	(9,197,916)
	Yield 21 5Y
				$168,300,000			($8,741,633)	($4,625,749)	($13,367,382)

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

60	Global Absolute Return Strategies Fund | Annual report

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended July 31, 2014 to take a long position in the exposure of the benchmark credit. During the year ended July 31, 2014, the fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $80.0 million to $170.0 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2014 where the fund acted as a Seller of protection.

		IMPLIED
		CREDIT
		SPREAD						UNAMORTIZED
		AND/OR				(PAY)/		UPFRONT
		CREDIT			USD	RECEIVED		PAYMENT	UNREALIZED
COUNTER-	REFERENCE	RATING AT	NOTIONAL	CUR-	NOTIONAL	FIXED	MATURITY	PAID	APPRECIATION	MARKET
PARTY	OBLIGATION	7-31-14	AMOUNT	RENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Exchange Cleared Swaps

	CDX North	2.78%	49,500,000	USD	$49,500,000	5.000%	Jun 2018	$1,901,506	$2,267,960	$4,169,466
	America High
	Yield CDSI
	20 5Y
	CDX North	3.17%	118,800,000	USD	118,800,000	5.000%	Dec 2018	4,568,174	4,629,742	9,197,916
	America High
	Yield 21 5Y
					$168,300,000			$6,469,680	$6,897,702	$13,367,382

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

During the year ended July 31, 2014, the fund used variance swaps to maintain diversity and liquidity of the fund and manage against anticipated changes in securities markets. During the year ended July 31, 2014, the fund held variance swaps with total USD notional amounts ranging from $2.8 million to $16.6 million, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of July 31, 2014.

Annual report | Global Absolute Return Strategies Fund	61

								UNREALIZED
	REFERENCE	CUR-	NOTIONAL	USD NOTIONAL	PAY/RECEIVE		VOLATILITY	APPRECIATION
COUNTERPARTY	ENTITY	RENCY	AMOUNT	AMOUNT	VARIANCE	MATURITY DATE	STRIKE PRICE	(DEPRECIATION)	MARKET VALUE

Barclays Bank	DJ	EUR	60,000	$82,828	Receive	Aug 2014	18.95%	($369,943)	($369,943)
	EuroStoxx
	50
BNP Paribas	Kospi 2	KRW	100,000,000	97,800	Receive	Aug 2014	14.10%	(298,796)	(298,796)
	Index
BNP Paribas	DJ	EUR	20,000	27,748	Receive	Aug 2014	18.90%	(123,013)	(123,013)
	EuroStoxx
	50
BNP Paribas	DJ	EUR	27,000	37,456	Receive	Aug 2014	18.65%	(157,414)	(157,414)
	EuroStoxx
	50
BNP Paribas	DJ	EUR	73,000	101,091	Receive	Aug 2014	18.45%	(411,107)	(411,107)
	EuroStoxx
	50
BNP Paribas	DJ	EUR	110,000	151,349	Receive	Aug 2014	18.35%	(605,111)	(605,111)
	EuroStoxx
	50
BNP Paribas	FTSE 100	GBP	50,000	84,380	Receive	Aug 2014	14.15%	(361,732)	(361,732)
BNP Paribas	FTSE 100	GBP	30,000	50,628	Receive	Aug 2014	14.15%	(217,040)	(217,040)
BNP Paribas	FTSE 100	GBP	40,000	67,504	Receive	Aug 2014	14.15%	(289,387)	(289,387)
BNP Paribas	FTSE 100	GBP	26,000	44,080	Receive	Aug 2014	14.30%	(189,959)	(189,959)
BNP Paribas	FTSE 100	GBP	25,000	42,337	Receive	Aug 2014	14.25%	(181,574)	(181,574)
BNP Paribas	FTSE 100	GBP	30,000	50,554	Receive	Aug 2014	14.10%	(213,872)	(213,872)
BNP Paribas	S&P 500	USD	100,000	100,000	Receive	Aug 2014	14.40%	(324,163)	(324,163)
BNP Paribas	FTSE 100	GBP	30,000	50,460	Receive	Sep 2014	14.40%	(167,794)	(167,794)
BNP Paribas	FTSE 100	GBP	15,000	25,078	Receive	Sep 2014	14.10%	(71,493)	(71,493)
BNP Paribas	FTSE 100	GBP	133,000	227,151	Receive	Oct 2014	13.35%	36,187	36,187
BNP Paribas	Nikkei-225	JPY	15,000,000	147,870	Receive	Nov 2014	19.00%	(13,793)	(13,793)
BNP Paribas	DJ	EUR	138,000	185,797	Receive	Nov 2014	17.50%	387,035	387,035
	EuroStoxx
	50
BNP Paribas	FTSE 100	GBP	15,000	25,414	Receive	Nov 2014	14.10%	18,547	18,547
BNP Paribas	Kospi 2	KRW	411,750,000	375,104	Receive	Dec 2014	22.70%	(3,042,151)	(3,042,151)
	Index
BNP Paribas	Kospi 2	KRW	212,200,000	200,105	Receive	Dec 2014	21.10%	(1,311,475)	(1,311,475)
	Index
BNP Paribas	FTSE 100	GBP	16,178	25,725	Pay	Dec 2014	28.50%	318,880	318,880
BNP Paribas	FTSE 100	GBP	34,377	54,788	Pay	Dec 2014	28.20%	669,040	669,040
BNP Paribas	FTSE 100	GBP	35,000	56,759	Pay	Dec 2014	25.20%	573,421	573,421
BNP Paribas	FTSE 100	GBP	44,000	70,436	Pay	Dec 2014	26.90%	798,741	798,741
BNP Paribas	FTSE 100	GBP	90,000	143,901	Pay	Dec 2014	25.00%	1,455,468	1,455,468
BNP Paribas	FTSE 100	GBP	120,000	192,145	Pay	Dec 2014	18.10%	1,026,684	1,026,684
BNP Paribas	S&P 500	USD	300,000	300,000	Pay	Dec 2014	21.60%	2,112,871	2,112,871
BNP Paribas	S&P 500	USD	300,000	300,000	Pay	Dec 2014	21.40%	2,066,485	2,066,485
BNP Paribas	S&P 500	USD	375,000	375,000	Pay	Dec 2014	20.80%	2,401,768	2,401,768
BNP Paribas	S&P 500	USD	200,000	200,000	Pay	Dec 2014	19.10%	1,006,530	1,006,530
BNP Paribas	China Ent.	HKD	109,541	14,123	Receive	Dec 2014	34.25%	(158,051)	(158,051)
	Index
BNP Paribas	China Ent.	HKD	317,178	40,891	Receive	Dec 2014	34.00%	(450,427)	(450,427)
	Index
BNP Paribas	China Ent.	HKD	450,000	58,041	Receive	Dec 2014	33.30%	(618,430)	(618,430)
	Index
BNP Paribas	China Ent.	HKD	480,000	61,891	Receive	Dec 2014	33.65%	(672,465)	(672,465)
	Index
BNP Paribas	China Ent.	HKD	800,000	103,203	Receive	Dec 2014	33.50%	(1,109,499)	(1,109,499)
	Index

62	Global Absolute Return Strategies Fund | Annual report

								UNREALIZED
	REFERENCE	CUR-	NOTIONAL	USD NOTIONAL	PAY/RECEIVE		VOLATILITY	APPRECIATION
COUNTERPARTY	ENTITY	RENCY	AMOUNT	AMOUNT	VARIANCE	MATURITY DATE	STRIKE PRICE	(DEPRECIATION)	MARKET VALUE

BNP Paribas	China Ent.	HKD	2,328,300	$299,922	Receive	Dec 2014	28.90%	($2,197,201)	($2,197,201)
	Index
BNP Paribas	Hang Seng	HKD	2,328,900	300,123	Receive	Dec 2014	23.00%	(1,805,996)	(1,805,996)
	Index
BNP Paribas	Hang Seng	HKD	1,495,200	192,884	Receive	Dec 2014	22.45%	(1,116,523)	(1,116,523)
	Index
BNP Paribas	Kospi 2	KRW	330,000,000	321,750	Receive	Dec 2015	20.05%	(231,328)	(231,328)
	Index
BNP Paribas	Kospi 2	KRW	300,000,000	293,100	Receive	Dec 2015	20.15%	(231,171)	(231,171)
	Index
BNP Paribas	Kospi 2	KRW	60,000,000	58,800	Receive	Dec 2015	19.65%	(7,595)	(7,595)
	Index
BNP Paribas	FTSE 100	GBP	377,000	635,302	Pay	Dec 2015	17.00%	208,171	208,171
BNP Paribas	S&P 500	USD	300,000	300,000	Pay	Dec 2015	20.60%	817,652	817,652
BNP Paribas	S&P 500	USD	318,000	318,000	Pay	Dec 2015	18.20%	(118,226)	(118,226)
BNP Paribas	S&P 500	USD	300,000	300,000	Pay	Dec 2015	18.30%	(87,475)	(87,475)
BNP Paribas	S&P 500	USD	64,000	64,000	Pay	Dec 2015	17.75%	(64,838)	(64,838)
BNP Paribas	Hang Seng	HKD	4,966,000	640,649	Receive	Dec 2015	26.00%	(715,971)	(715,971)
	Index
BNP Paribas	FTSE 100	GBP	124,000	211,234	Receive	Sep 2014	13.90%	(419,705)	(419,705)
BNP Paribas	S&P 500	USD	164,000	164,000	Receive	Sep 2014	12.80%	223,995	223,995
BNP Paribas	S&P 500	USD	154,000	154,000	Receive	Oct 2014	13.90%	210,055	210,055
BNP Paribas	Kospi 2	KRW	315,000,000	293,265	Receive	Dec 2015	22.50%	(1,146,360)	(1,146,360)
	Index
BNP Paribas	S&P 500	USD	128,000	128,000	Pay	Dec 2016	19.20%	(208,869)	(208,869)
Citibank N.A.	FTSE 100	GBP	80,000	135,072	Receive	Aug 2014	14.60%	(627,081)	(627,081)
Citibank N.A.	S&P 500	USD	160,000	160,000	Receive	Sep 2014	13.50%	(4,684)	(4,684)
Citibank N.A.	S&P 500	USD	100,000	100,000	Pay	Dec 2015	18.00%	(116,941)	(116,941)
Citibank N.A.	Hang Seng	HKD	120,000	15,481	Receive	Dec 2015	20.80%	6,943	6,943
	Index
Credit Suisse	S&P 500	USD	130,000	130,000	Receive	Oct 2014	13.95%	237,339	237,339
International
Goldman Sachs	FTSE 100	GBP	38,000	63,732	Receive	Aug 2014	13.65%	(242,880)	(242,880)
Goldman Sachs	Kospi 2	KRW	500,000,000	463,000	Receive	Dec 2015	21.30%	(1,160,695)	(1,160,695)
	Index
Goldman Sachs	Kospi 2	KRW	150,000,000	142,500	Receive	Dec 2015	20.85%	(268,144)	(268,144)
	Index
Goldman Sachs	Kospi 2	KRW	55,000,000	54,065	Receive	Dec 2015	19.15%	24,754	24,754
	Index
Goldman Sachs	Kospi 2	KRW	22,000,000	21,648	Receive	Dec 2015	19.15%	10,466	10,466
	Index
Goldman Sachs	Kospi 2	KRW	75,000,000	73,350	Receive	Dec 2015	19.35%	27,893	27,893
	Index
Goldman Sachs	Kospi 2	KRW	130,000,000	127,270	Receive	Dec 2015	19.00%	101,578	101,578
	Index
Goldman Sachs	Kospi 2	KRW	150,000,000	147,600	Receive	Dec 2015	19.00%	119,491	119,491
	Index
Goldman Sachs	Kospi 2	KRW	302,730,000	300,005	Receive	Dec 2015	19.00%	266,012	266,012
	Index
Goldman Sachs	FTSE 100	GBP	30,000	50,940	Pay	Dec 2015	17.20%	3,714	3,714
Goldman Sachs	FTSE 100	GBP	50,000	84,805	Pay	Dec 2015	17.25%	8,535	8,535
Goldman Sachs	FTSE 100	GBP	57,000	96,988	Pay	Dec 2015	17.00%	(19,944)	(19,944)
Goldman Sachs	FTSE 100	GBP	52,000	88,551	Pay	Dec 2015	16.85%	(33,175)	(33,175)
Goldman Sachs	FTSE 100	GBP	112,500	191,020	Pay	Dec 2015	16.95%	(58,960)	(58,960)
Goldman Sachs	FTSE 100	GBP	22,800	38,826	Pay	Dec 2015	16.95%	(12,834)	(12,834)
Goldman Sachs	FTSE 100	GBP	126,700	217,341	Pay	Dec 2015	16.75%	(145,439)	(145,439)
Goldman Sachs	S&P 500	USD	500,000	500,000	Pay	Dec 2015	19.45%	653,103	653,103

Annual report | Global Absolute Return Strategies Fund	63

								UNREALIZED
	REFERENCE	CUR-	NOTIONAL	USD NOTIONAL	PAY/RECEIVE		VOLATILITY	APPRECIATION
COUNTERPARTY	ENTITY	RENCY	AMOUNT	AMOUNT	VARIANCE	MATURITY DATE	STRIKE PRICE	(DEPRECIATION)	MARKET VALUE

Goldman Sachs	S&P 500	USD	100,000	$100,000	Pay	Dec 2015	19.05%	$80,820	$80,820
Goldman Sachs	S&P 500	USD	60,000	60,000	Pay	Dec 2015	17.40%	(96,163)	(96,163)
Goldman Sachs	S&P 500	USD	90,000	90,000	Pay	Dec 2015	17.80%	(115,484)	(115,484)
Goldman Sachs	S&P 500	USD	111,000	111,000	Pay	Dec 2015	17.65%	(173,896)	(173,896)
Goldman Sachs	S&P 500	USD	147,400	147,400	Pay	Dec 2015	17.70%	(226,991)	(226,991)
Goldman Sachs	S&P 500	USD	125,000	125,000	Pay	Dec 2015	17.00%	(314,381)	(314,381)
Goldman Sachs	Hang Seng	HKD	700,000	90,311	Receive	Dec 2015	26.10%	(56,567)	(56,567)
	Index
Goldman Sachs	Hang Seng	HKD	750,000	96,755	Receive	Dec 2015	26.10%	(57,828)	(57,828)
	Index
Goldman Sachs	Hang Seng	HKD	750,000	96,756	Receive	Dec 2015	25.90%	(29,804)	(29,804)
	Index
Goldman Sachs	Hang Seng	HKD	1,413,000	182,284	Receive	Dec 2015	25.40%	43,227	43,227
	Index
Goldman Sachs	Hang Seng	HKD	300,000	38,700	Receive	Dec 2015	25.45%	7,378	7,378
	Index
Goldman Sachs	Hang Seng	HKD	1,600,000	206,450	Receive	Dec 2015	25.70%	28,197	28,197
	Index
Goldman Sachs	Kospi 2	KRW	125,125,000	122,623	Receive	Dec 2016	20.45%	117,018	117,018
	Index
Goldman Sachs	S&P 500	USD	120,000	120,000	Pay	Dec 2016	18.70%	(229,414)	(229,414)
Morgan Stanley	DJ	EUR	15,000	20,811	Receive	Aug 2014	18.95%	(93,020)	(93,020)
	EuroStoxx
	50
Morgan Stanley	FTSE 100	GBP	22,000	36,958	Receive	Aug 2014	14.80%	(177,454)	(177,454)
Morgan Stanley	DJ	EUR	61,000	83,305	Receive	Sep 2014	17.80%	(96,106)	(96,106)
	EuroStoxx
	50
Morgan Stanley	DJ	EUR	41,000	55,945	Receive	Sep 2014	16.60%	1,143	1,143
	EuroStoxx
	50
Morgan Stanley	FTSE 100	GBP	78,000	131,840	Receive	Sep 2014	14.20%	(410,823)	(410,823)
Morgan Stanley	FTSE 100	GBP	30,000	50,708	Receive	Sep 2014	14.30%	(161,947)	(161,947)
Morgan Stanley	FTSE 100	GBP	15,000	25,211	Receive	Sep 2014	13.90%	(69,799)	(69,799)
Morgan Stanley	FTSE 100	GBP	9,600	16,046	Receive	Sep 2014	14.05%	(45,802)	(45,802)
Morgan Stanley	FTSE 100	GBP	13,500	22,613	Receive	Sep 2014	14.35%	(67,043)	(67,043)
Morgan Stanley	FTSE 100	GBP	28,000	47,065	Receive	Sep 2014	14.15%	(124,532)	(124,532)
Morgan Stanley	FTSE 100	GBP	40,000	67,014	Receive	Sep 2014	13.90%	(155,523)	(155,523)
Morgan Stanley	DJ	EUR	87,000	118,350	Receive	Oct 2014	16.15%	353,689	353,689
	EuroStoxx
	50
Morgan Stanley	FTSE 100	GBP	53,000	90,304	Receive	Nov 2014	14.00%	46,108	46,108
Morgan Stanley	Kospi 2	KRW	290,250,000	249,905	Receive	Dec 2014	23.00%	(2,121,185)	(2,121,185)
	Index
Morgan Stanley	S&P 500	USD	250,000	250,000	Pay	Dec 2014	21.30%	1,746,080	1,746,080
Morgan Stanley	FTSE 100	GBP	101,000	173,074	Pay	Dec 2015	16.60%	(153,755)	(153,755)
Morgan Stanley	S&P 500	USD	70,000	70,000	Pay	Dec 2015	18.00%	(60,743)	(60,743)
Morgan Stanley	Hang Seng	HKD	650,000	83,844	Receive	Dec 2015	21.00%	(2,179)	(2,179)
	Index
Morgan Stanley	Hang Seng	HKD	1,337,500	172,566	Receive	Dec 2015	25.60%	69,741	69,741
	Index
Morgan Stanley	Kospi 2	KRW	100,000,000	97,100	Receive	Dec 2016	21.70%	12,903	12,903
	Index
Morgan Stanley	S&P 500	USD	97,000	97,000	Pay	Dec 2016	20.00%	(96,557)	(96,557)
UBS AG London	FTSE 100	GBP	42,000	70,556	Receive	Aug 2014	14.80%	(338,777)	(338,777)
UBS AG London	FTSE 100	GBP	70,000	117,593	Receive	Aug 2014	14.80%	(564,626)	(564,626)
UBS AG London	FTSE 100	GBP	90,000	151,425	Receive	Aug 2014	14.70%	(720,142)	(720,142)

64	Global Absolute Return Strategies Fund | Annual report

								UNREALIZED
	REFERENCE	CUR-	NOTIONAL	USD NOTIONAL	PAY/RECEIVE		VOLATILITY	APPRECIATION
COUNTERPARTY	ENTITY	RENCY	AMOUNT	AMOUNT	VARIANCE	MATURITY DATE	STRIKE PRICE	(DEPRECIATION)	MARKET VALUE

UBS AG London	S&P 500	USD	36,000	$36,000	Receive	Aug 2014	14.85%	($130,843)	($130,843)
UBS AG London	S&P 500	USD	57,500	57,500	Receive	Sep 2014	14.35%	(82,752)	(82,752)
UBS AG London	S&P 500	USD	80,400	80,400	Receive	Sep 2014	14.50%	(112,039)	(112,039)
UBS AG London	S&P 500	USD	100,000	100,000	Receive	Sep 2014	14.15%	(17,979)	(17,979)
UBS AG London	S&P 500	USD	80,000	80,000	Receive	Sep 2014	14.15%	(14,383)	(14,383)
UBS AG London	S&P 500	USD	37,000	37,000	Receive	Sep 2014	13.80%	7,232	7,232
UBS AG London	DJ	EUR	120,000	164,160	Receive	Oct 2014	16.85%	335,790	335,790
	EuroStoxx
	50
UBS AG London	DJ	EUR	50,000	68,207	Receive	Oct 2014	17.65%	99,296	99,296
	EuroStoxx
	50
				$16,558,639				($10,779,281)	($10,779,281)

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

During the year ended July 31, 2014, the fund used inflation swaps to manage duration of the fund, maintain diversity and liquidity of the fund and manage against anticipated changes in inflation. During the year ended July 31, 2014, the fund held inflation swaps with total USD notional amounts up to approximately $160.3 million, as measured at period end. The following table summarizes the inflation swap contracts held as of July 31, 2014.

			USD	PAYMENTS	PAYMENTS		UNREALIZED
	NOTIONAL	CUR-	NOTIONAL	MADE	RECEIVED	MATURITY	APPRECIATION	MARKET
COUNTERPARTY	AMOUNT	RENCY	AMOUNT	BY FUND	BY FUND	DATE	(DEPRECIATION)	VALUE

BNP Paribas	15,000,000	GBP	$24,949,519	UK-RPI	Fixed 3.671%	Jan 2044	$1,105,926	$1,105,926
BNP Paribas	15,000,000	GBP	24,749,249	UK-RPI	Fixed 3.641%	Jan 2044	832,018	832,018
BNP Paribas	6,800,000	GBP	11,178,511	UK-RPI	Fixed 3.636%	Jan 2044	356,347	356,347
BNP Paribas	14,100,000	GBP	23,019,657	UK-RPI	Fixed 3.631%	Feb 2044	735,100	735,100
BNP Paribas	14,100,000	GBP	23,525,839	UK-RPI	Fixed 3.621%	Feb 2044	649,594	649,594
Morgan Stanley	6,800,000	GBP	11,273,378	UK-RPI	Fixed 3.665%	Jan 2044	476,537	476,537
Morgan Stanley	6,800,000	GBP	11,273,378	UK-RPI	Fixed 3.670%	Jan 2044	497,398	497,398
Morgan Stanley	15,000,000	GBP	24,712,511	UK-RPI	Fixed 3.640%	Jan 2044	822,658	822,658
Royal Bank of	3,400,000	GBP	5,601,503	UK-RPI	Fixed 3.6275%	Jan 2044	160,752	160,752
Scotland
			$160,283,545				$5,636,330	$5,636,330

Annual report | Global Absolute Return Strategies Fund	65

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate	Investments, at value*	Purchased	$20,043,615	—
contracts		options
Interest rate	Swap contracts, at value	Interest rate	166,809,596	($125,469,451)
contracts		swaps^
Interest rate	Swap contracts, at value	Inflation swaps^	5,636,330	—
contracts
Foreign exchange	Investments, at value*	Purchased	3,600,769	—
contracts		options
Foreign exchange	Written options, at value	Written options	—	(19)
contracts
Foreign exchange	Receivable/payable for	Forward foreign	68,408,679	(17,748,677)
contracts	forward foreign currency	currency contracts
	exchange contracts
Equity contracts	Investments, at value*	Purchased options	87,829,216	—
Equity contracts	Written options, at value	Written options	—	(6,847,718)
Equity contracts	Receivable/payable	Futures†	63,693,106	(22,716,451)
	for futures
Equity contracts	Swap contracts, at value	Variance swaps^	18,739,980	(29,519,261)
Credit contracts	Swap contracts, at value	Credit default	13,367,382	(13,367,382)
		swaps^

* Purchased options are included in the Fund’s investment.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts. Variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain fund’s exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC FINANCIAL INSTRUMENTS	ASSET	LIABILITY

Foreign forward currency contracts	$68,408,679	($17,748,677)
Purchased options	25,935,449	—
Written Options	—	(4,593,525)
Interest rate swaps	—	(1,318,867)
Variance swaps	18,739,980	(29,519,261)
Inflation swaps	5,636,330	—
Totals	$118,720,438	($53,180,330)

66	Global Absolute Return Strategies Fund | Annual report

	TOTAL MARKET VALUE	COLLATERAL POSTED	COLLATERAL POSTED
COUNTERPARTY	OF OTC DERIVATIVES	BY COUNTERPARTY	BY FUND	NET EXPOSURE

Barclays Bank PLC	($2,400,490)	—	$6,139,717	$3,739,227
BNP Paribas SA	(3,922,374)	$468,932	—	(4,391,306)
Citibank N.A.	2,515,035	1,943,596	—	571,439
Credit Suisse	237,339	—	158,993	396,332
Goldman Sachs	10,725,701	11,032,264	—	(306,563)
Group Inc.
Merrill Lynch	25,068,730	21,464,069	—	3,604,661
Morgan Stanley &	17,547,471	16,490,000	—	1,057,471
Company, Inc.
The Royal Bank of	12,371,171	7,036,274	—	5,334,897
Scotland PLC
UBS AG	3,397,525	—	2,939,077	6,336,602
Totals	$65,540,108	$58,435,135	$9,237,787	$16,342,760

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

						INVESTMENTS
						IN UNAFFILIATED
						ISSUERS AND
	STATEMENT OF	INVESTMENTS				FOREIGN
	OPERATIONS	(PURCHASED	WRITTEN	FUTURES	SWAP	CURRENCY
RISK	LOCATION	OPTIONS)	OPTIONS	CONTRACTS	CONTRACTS	TRANSACTIONS*	TOTAL

Interest rate	Net realized	—	—	$897,477	($3,456,327)	—	($2,558,850)
contracts	gain (loss)
Foreign	Net realized	($28,612,291)	$25,447,806	—	—	($37,560,062)	(40,724,547)
exchange	gain (loss)
contracts
Equity contracts	Net realized	21,756,605	(5,625,200)	(109,524,962)	(30,527,855)	—	(123,921,412)
	gain (loss)
Credit contracts	Net realized	—	—	—	4,363,352	—	4,363,352
	gain (loss)
Total		($6,855,686)	$19,822,606	($108,627,485)	($29,620,830)	($37,560,062)	($162,841,457)

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Annual report | Global Absolute Return Strategies Fund	67

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2014:

						INVESTMENTS IN
						UNAFFILIATED
						ISSUERS AND
						TRANSLATION
						OF ASSETS
	STATEMENT OF	INVESTMENTS				AND LIABILITIES
	OPERATIONS	(PURCHASED	FUTURES	WRITTEN	SWAP	IN FOREIGN
RISK	LOCATION	OPTIONS)	CONTRACTS	OPTIONS	CONTRACTS	CURRENCIES*	TOTAL

Interest rate	Change in	($1,770,806)	$1,165,160	—	$65,811,152	—	$65,205,506
contracts	unrealized
	appreciation
	(depreciation)
Foreign	Change in	(233,616)	—	$14,508,893	—	$41,384,996	$55,660,273
exchange	unrealized
contracts	appreciation
	(depreciation)
Equity	Change in	2,687,226	70,654,129	(171,216)	(12,602,075)	—	$60,568,064
contracts	unrealized
	appreciation
	(depreciation)
Credit	Change in	—	—	—	(337,287)	—	($337,287)
contracts	unrealized
	appreciation
	(depreciation)
Total		$682,804	$71,819,289	$14,337,677	$52,871,790	$41,384,996	$181,096,556

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on this Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

68	Global Absolute Return Strategies Fund | Annual report

Management fee. Effective July 1, 2014, the fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 1.30% of the first $200 million of the fund’s average daily net assets; (b) 1.25% of the next $300 million of the fund’s average daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply; (a) 1.20% of the first $3 billion of the fund’s average daily net assets; (b) 1.15% of the next $2.5 billion of the fund’s average daily net assets; (c) 1.12% of the next $1.5 billion of the fund’s average daily net assets; (d) 1.10% of the next $3 billion of the fund’s average daily net assets; and (e) 1.07% of the fund’s average daily net assets in excess of $10.0 billion.

Prior to July 1, 2014, the fund had an investment management contract with the Advisor under which the fund paid a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 1.30% of the first $200 million of the fund’s average daily net assets; (b) 1.25% of the next $300 million of the fund’s average daily net assets; (c) 1.20% of the next $2.5 billion of the fund’s average daily net assets provided that if net assets exceed $500 million, but were less than or equal to $3.0 billion, the 1.20% rate applied retroactively to all assets; and (d) 1.15% of the fund’s average daily net assets in excess of $3.0 billion. If the net assets of the fund exceeded $3.0 billion, the daily management fee paid to the Advisor was equivalent, on an annualized basis, to the sum of: (a) 1.20% of the first $3.0 billion of the fund’s average daily net assets; and (b) 1.15% of the fund’s average daily net assets in excess of $3.0 billion.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 2.00% and 1.50% for Class R2 and Class R6 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses. The fee waivers and/or reimbursements will continue in effect until November 30, 2014, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Effective February 1, 2014, for Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expense of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until November 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time. This waiver was in effect on a voluntary basis from January 1, 2014 to January 31, 2014.

Annual report | Global Absolute Return Strategies Fund	69

For the year ended July 31, 2014, the expense reductions described above amounted to the following:

EXPENSE
CLASS	REDUCTIONS

Class A	$80,488
Class C	11,540
Class I	155,624
Class R2	13,942
Class R6	38,858
Class NAV	46,651
Total	$347,103

The investment management fees including the impact of the waivers and reimbursements as described above incurred for the year ended July 31, 2014 were equivalent to a net annual effective rate of 1.17% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2014, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNT RECOVERED
AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	DURING THE
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	YEAR ENDED
JULY 1, 2015	JULY 1, 2016	JULY 1, 2017	JULY 31, 2014*

$6,712	$21,180	$13,839	$7,974

*Amount recovered during the period ended July 31, 2014 is for Class R6.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

CLASS	RULE 12b-1 FEE	SERVICE FEE

Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

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Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $827,961 for the year ended July 31, 2014. Of this amount, $136,126 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $689,286 was paid as sales commissions to broker-dealers and $2,549 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, CDSCs received by the Distributor amounted to $4,453 and $77,811 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost were calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$3,886,276	$1,776,046	$72,729	$122,153
Class C	1,842,440	252,199	21,258	12,239
Class I	—	2,889,674	90,137	161,233
Class R2	8,144	344	16,396	1,145
Class R6	—	16,941	25,593	3,715
Total	$5,736,860	$4,935,204	$226,113	$300,485

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 6 — Fund share transactions

Transactions in fund shares for the year ended July 31, 2014 and 2013 were as follows:

		Year ended 7-31-14		Year ended 7-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	56,648,539	$623,966,801	101,961,758	$1,107,245,332
Distributions reinvested	1,305,500	14,386,611	384,649	4,096,508
Repurchased	(78,728,641)	(876,234,160)	(11,802,459)	(128,308,378)

Net increase (decrease)	(20,774,602)	($237,880,748)	90,543,948	$983,033,462

Class C shares[1]

Sold	7,878,744	$86,416,862	14,028,318	$152,472,412
Distributions reinvested	64,825	715,016	18,002	191,898
Repurchased	(3,351,778)	(36,940,662)	(559,428)	(6,111,479)

Net increase	4,591,791	$50,191,216	13,486,892	$146,552,831

Class I shares

Sold	222,055,210	$2,464,261,419	164,457,240	$1,788,855,952
Distributions reinvested	2,658,482	29,323,051	716,332	7,636,093
Repurchased	(75,057,959)	(830,458,267)	(20,868,596)	(226,995,052)

Net increase	149,655,733	$1,663,126,203	144,304,976	$1,569,496,993

Class R2 shares

Sold	109,492	$1,205,873	98,096	$1,080,410
Distributions reinvested	960	10,592	15	157
Repurchased	(118,578)	(1,327,571)	(792)	(8,621)

Net increase (decrease)	(8,126)	($111,106)	97,319	$1,071,946

Class R6 shares

Sold	14,175,688	$157,581,970	3,674,241	$39,896,756
Distributions reinvested	70,514	777,061	4,219	44,937
Repurchased	(489,022)	(5,387,011)	(76,606)	(828,222)

Net increase	13,757,180	$152,972,020	3,601,854	$39,113,471

Class NAV shares

Sold	11,975,959	$131,714,718	15,941,681	$172,518,005
Distributions reinvested	997,279	10,990,010	708,702	7,547,678
Repurchased	(913,248)	(10,035,124)	(1,550,325)	(16,925,748)

Net increase	12,059,990	$132,669,604	15,100,058	$163,139,935

Total net increase	159,281,966	$1,760,967,189	267,135,047	$2,902,408,638

1 The inception date for Class C shares is 8-1-12.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV, on July 31, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $2,591,717,224 and $1,409,414,672, respectively, for the year ended July 31, 2014.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2014, funds within the John Hancock group of funds complex held 14.6% of the fund’s net assets.

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Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Global Absolute Return Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Absolute Return Strategies Fund (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

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Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and
Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor), for John Hancock Global Absolute Return Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23–25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27–29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23–25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and

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each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-year and since inception periods ended December 31, 2013.

The Board noted the fund’s favorable performance relative to the benchmark index and peer group average for the one-year period.

The Board concluded that the fund’s performance has generally outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s expenses, including the reduction in the advisory fee rate effective June 26, 2013, and action taken that will further reduce certain fund expenses. The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. In addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund, and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

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(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis confirm services at cost under services agreement pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

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(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these

80	Global Absolute Return Strategies Fund | Annual report

services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the sub-advisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund has generally outperformed the historical performance of comparable funds and the fund’s benchmark;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

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(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

Annual report | Global Absolute Return Strategies Fund	83

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

84	Global Absolute Return Strategies Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

Annual report | Global Absolute Return Strategies Fund	85

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

86	Global Absolute Return Strategies Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	Standard Life Investments (Corporate Funds)
Peter S. Burgess*	Limited
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Andrew G. Arnott
President	Legal counsel
K&L Gates LLP
John J. Danello
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Global Absolute Return Strategies Fund	87

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	395A 7/14
MF195340	9/14

John Hancock
International Growth Equity Fund

Annual report 7/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended July 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception [1]	1-year	5-year	10-year	Since inception [1]

Class A2	6.44	10.71	—	3.02	6.44	66.28	—	25.03

Class I2,3	12.32	13.00	—	4.92	12.32	84.23	—	43.34

Index†	13.33	9.83	—	3.13	13.33	59.84	—	25.98

Performance figures assume all dividends have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Gross (%)	1.91	1.53
Net (%)	1.35	1.10

Please refer to the most recent prospectuses and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the MSCI World ex-USA Growth Index.

See the following page for footnotes.

6	International Growth Equity Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I3	1-31-07	$14,334	$14,334	$12,598

MSCI World ex-USA Growth Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average growth characteristics.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 From 1-31-07.

2 The fund is the successor to the Turner International Growth Fund (the predecessor fund). The predecessor fund’s Investor class shares commenced operations on 10-31-08. Periods prior to 10-31-08 represent the performance of the predecessor fund’s Institutional class shares, which commenced operations on 1-31-07. Class A shares were first offered on 1-14-13. Performance prior to this date is that of the predecessor fund’s Institutional class shares, recalculated to reflect the gross fees and expenses of Class A shares. The performance history of the Institutional class shares of the predecessor fund was designated as that of John Hancock International Growth Equity Fund Class I shares, which were first offered on 1-14-13.

3 For certain types of investors as described in the fund’s prospectuses.

Annual report | International Growth Equity Fund	7

Management’s discussion of
Fund performance

Turner Investments, L.P.

Stocks in developed markets outside the United States generated strong results during the 12 months ended July 31, 2014, driven higher by improved economic conditions in the eurozone, the United Kingdom, and Japan. Low interest rates and accommodative monetary policies also contributed to the generally strong global equity performance.

The eurozone posted modest growth following a recession, but this improvement came against a backdrop of persistently low inflation that remained below the level that monetary policymakers considered necessary to sustain the region’s nascent recovery. The United Kingdom’s equity market outperformed while Japanese equities underperformed.

For the 12 months ended July 31, 2014, John Hancock International Growth Equity Fund’s Class A shares posted a total return of 12.05%, excluding sales charges. This result trailed the 13.33% return of the fund’s benchmark, the MSCI World ex-USA Growth Index. The fund’s performance relative to its benchmark was hampered by our stock selection in Japan, Italy, and Mexico, while relative performance was aided by stock picking in the Pacific ex-Japan region and overweights in some emerging markets and Canada.

At the individual security level, the fund’s out-of-benchmark position in Lululemon Athletica, Inc. (Canada) had the largest negative impact on relative results. Other stocks that significantly detracted included Petroleum Geo-Services ASA (Norway), Novo Nordisk A/S (Denmark), Nomura Holdings, Inc. (Japan), Honda Motor Company, Ltd. (Japan), Unicharm Corp. (Japan), and Concentradora Fibra Hotelera Mexicana SA de CV (Mexico). We sold the fund’s positions in each of these companies during the period.

On the positive side, the most significant contributor to relative performance was the fund’s position in Shire PLC (Ireland). Relative performance also was aided by positions in Avago Technologies, Ltd. (Singapore), Canadian Pacific Railway, Ltd. (Canada), Wynn Macau, Ltd. (Macau), InterContinental Hotels Group PLC (United Kingdom), and Baidu, Inc. (China).

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	International Growth Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,074.20	$6.94	1.35%

Class I	1,000.00	1,074.60	5.66	1.10%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | International Growth Equity Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2014, with the same investment held until July 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 2-1-2014	on 7-31-2014	ended 7-31-2014[1]	expense ratio

Class A	$1,000.00	$1,018.20	$6.76	1.35%

Class I	1,000.00	1,019.40	5.51	1.10%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	International Growth Equity Fund | Annual report

Portfolio summary

Top 10 Holdings (25.8 of Net Assets on 7-31-14)[1,2]

Roche Holding AG	3.7%	BHP Billiton, Ltd.	2.5%

Toyota Motor Corp.	3.2%	Mitsui Fudosan Company, Ltd.	2.3%

Nestle SA	2.8%	IHI Corp.	2.1%

Canadian Pacific Railway, Ltd.	2.7%	iShares MSCI India ETF	2.0%

WisdomTree Japan Hedged Equity Fund	2.6%	British American Tobacco PLC	1.9%

Sector Composition[1,3]

Industrials	17.1%	Materials	6.7%

Consumer Staples	14.9%	Energy	5.3%

Financials	14.2%	Exchange-Traded Funds	4.6%

Health Care	12.3%	Telecommunication Services	3.2%

Consumer Discretionary	11.9%	Short-Term Investments & Other	2.1%

Information Technology	7.7%

Top 10 Countries[1,2,3]

Japan	14.7%	Australia	5.5%

United Kingdom	13.2%	United States	5.2%

Switzerland	12.2%	France	4.1%

Canada	10.9%	Hong Kong	2.5%

Germany	6.6%	Spain	2.5%

1 As a percentage of net assets on 7-31-14.

2 Cash and cash equivalents are not included.

3 Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Growth stocks may be more susceptible to earnings disappointments. Currency transactions are affected by fluctuations in exchange rates, and frequent trading may increase fund transaction costs. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | International Growth Equity Fund	11

Fund’s investments

As of 7-31-14

	Shares	Value
Common Stocks 91.7%		$29,515,733

(Cost $25,346,071)

Australia 5.5%		1,768,779
BHP Billiton, Ltd.	22,930	814,162

Commonwealth Bank of Australia	6,480	499,801

CSL, Ltd.	7,300	454,816

Belgium 1.3%		429,572
Anheuser-Busch InBev NV	3,980	429,572

Canada 10.9%		3,502,809
Canadian Pacific Railway, Ltd.	4,500	855,675

Enbridge, Inc.	11,320	554,917

IMAX Corp. (I)(L)	16,450	432,471

Intact Financial Corp.	7,390	492,870

Methanex Corp.	8,750	569,450

Suncor Energy, Inc.	14,550	597,426

China 1.4%		438,582
Baidu, Inc., ADR (I)	2,030	438,582

France 4.1%		1,327,029
Dassault Systemes SA	7,800	523,424

L’Oreal SA	2,942	496,786

Schneider Electric SE	3,620	306,819

Germany 5.0%		1,601,512
Bayer AG	4,566	602,285

GEA Group AG	11,860	532,162

Linde AG	2,290	467,065

Hong Kong 2.5%		815,385
AIA Group, Ltd.	101,457	544,195

CIMC Enric Holdings, Ltd.	227,758	271,190

India 2.4%		777,014
HDFC Bank, Ltd., ADR	6,840	324,216

ICICI Bank, Ltd., ADR	6,670	333,633

Larsen & Toubro, Ltd., GDR	4,850	119,165

Ireland 1.2%		394,257
Shire PLC	4,790	394,257

Israel 1.8%		574,590
Teva Pharmaceutical Industries, Ltd., ADR	10,740	574,590

12	International Growth Equity Fund | Annual report	See notes to financial statements

	Shares	Value
Italy 0.9%		$285,776
Luxottica Group SpA	5,180	285,776

Japan 14.7%		4,721,894
FANUC Corp.	3,490	603,178

IHI Corp.	144,130	666,528

Mitsui Fudosan Company, Ltd.	22,250	734,780

Murata Manufacturing Company, Ltd.	6,210	591,970

Seven & I Holdings Company, Ltd.	14,120	587,612

SoftBank Corp.	7,110	511,125

Toyota Motor Corp.	17,390	1,026,701

Macau 1.3%		410,425
Wynn Macau, Ltd.	96,312	410,425

Mexico 1.0%		311,609
Cemex SAB de CV (I)	247,713	311,609

Netherlands 1.4%		459,520
NXP Semiconductor NV (I)	7,370	459,520

Panama 1.3%		410,049
Copa Holdings SA, Class A	2,700	410,049

Philippines 2.4%		761,720
Metropolitan Bank & Trust Company	168,116	330,593

Universal Robina Corp.	116,380	431,127

Singapore 1.4%		455,827
Avago Technologies, Ltd.	6,570	455,827

South Africa 1.1%		356,633
Naspers, Ltd.	2,900	356,633

Spain 2.5%		798,669
Banco Santander SA	33,072	332,284

Inditex SA	15,965	466,385

Sweden 1.6%		511,990
Assa Abloy AB, Series B	10,420	511,990

Switzerland 12.2%		3,934,962
Cie Financiere Richemont SA	3,950	374,824

Nestle SA	12,165	900,697

Novartis AG	6,210	540,261

Roche Holding AG	4,150	1,204,353

UBS AG (I)	27,710	476,100

Wolseley PLC	8,427	438,727

United Kingdom 13.2%		4,268,061

Ashtead Group PLC	38,490	577,375

BG Group PLC	27,300	538,335

British American Tobacco PLC	10,370	607,499

Britvic PLC	33,040	390,433

BT Group PLC	80,030	523,948

InterContinental Hotels Group PLC	11,560	468,998

Lloyds Banking Group PLC (I)	425,240	530,136

Polypipe Group PLC (I)	48,630	200,843

SABMiller PLC	7,906	430,494

See notes to financial statements	Annual report | International Growth Equity Fund	13

		Shares	Value
United States 0.6%			$199,069
Valeant Pharmaceuticals International, Inc. (I)		1,698	199,069

Preferred Securities 1.6%			$505,961

(Cost $509,130)

Germany 1.6%			505,961
Henkel AG & Company KGaA		4,550	505,961

Exchange-Traded Funds 4.6%			$1,476,330

(Cost $1,366,985)

iShares MSCI India ETF		21,610	643,330

WisdomTree Japan Hedged Equity Fund		16,670	833,000

Rights 0.0%			$10,235

(Cost $10,042)

Banco Santander SA (I)(N)		48,685	10,235
	Yield (%)	Shares	Value
Securities Lending Collateral 0.8%			$267,112

(Cost $267,093)

John Hancock Collateral Investment Trust (W)	0.0965 (Y)	26,692	267,112

Short-Term Investments 2.1%			$675,115

(Cost $675,115)

Money Market Funds 2.1%			675,115
State Street Institutional Treasury Plus Money
Market Fund	0.0000 (Y)	675,115	675,115

Total investments (Cost $28,174,436)† 100.8%			$32,450,486

Other assets and liabilities, net (0.8%)			($265,772)

Total net assets 100.0%			$32,184,714

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

ADR American Depositary Receipts

GDR Global Depositary Receipt

(I) Non-income producing security.

(L) A portion of this security is on loan as of 7-31-14.

(N) Strike price and/or expiration date not available.

(W) Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.

(Y) The rate shown is the annualized seven-day yield as of 7-31-14.

† At 7-31-14, the aggregate cost of investment securities for federal income tax purposes was $28,497,217. Net unrealized appreciation aggregated $3,953,269, of which $4,182,036 related to appreciated investment securities and $228,767 related to depreciated investment securities.

14	International Growth Equity Fund | Annual report	See notes to financial statements

Notes to Fund’s investments

The fund had the following sector composition as a percentage of net assets on 7-31-14:

Industrials	17.1%
Consumer Staples	14.9%
Financials	14.2%
Health Care	12.3%
Consumer Discretionary	11.9%
Information Technology	7.7%
Materials	6.7%
Energy	5.3%
Exchange-Traded Funds	4.6%
Telecommunication Services	3.2%
Short-Term Investments & Other	2.1%

Total	100.0%

See notes to financial statements	Annual report | International Growth Equity Fund	15

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $27,907,343) including
($257,642) of securities loaned	$32,183,374
Investments in affiliated issuers, at value (Cost $267,093)	267,112

Total investments, at value (Cost $28,174,436)	32,450,486
Foreign currency, at value (Cost $122)	120
Receivable for investments sold	281,198
Receivable for fund shares sold	6,802
Dividends and interest receivable	51,475
Receivable for securities lending income	48
Receivable due from advisor	2,105
Other receivables and prepaid expenses	15,048

Total assets	32,807,282

Liabilities

Payable for investments purchased	296,402
Payable upon return of securities loaned	267,050
Payable to affiliates
Accounting and legal services fees	589
Transfer agent fees	3,251
Other liabilities and accrued expenses	55,276

Total liabilities	622,568

Net assets	$32,184,714

Net assets consist of

Paid-in capital	$25,884,534
Undistributed net investment income	191,449
Accumulated net realized gain (loss) on investments and investments	1,831,993
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	4,276,738

Net assets	$32,184,714

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($5,477,925 ÷ 425,462 shares)[1]	$12.88
Class I ($26,706,789 ÷ 2,060,887 shares)	$12.96

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.56

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	International Growth Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$752,774
Securities lending	12,144
Less foreign taxes withheld	(48,652)

Total investment income	716,266

Expenses

Investment management fees	277,593
Distribution and service fees	14,219
Accounting and legal services fees	4,034
Transfer agent fees	39,188
Trustees’ fees	478
State registration fees	27,403
Printing and postage	3,489
Professional fees	42,042
Custodian fees	35,835
Registration and filing fees	16,692
Other	5,626

Total expenses	466,599
Less expense reductions	(95,215)

Net expenses	371,384

Net investment income	344,882

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	2,999,851
Capital gain distributions received from unaffiliated underlying funds	8,566
3,008,417
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in
foreign currencies	538,783
Investments in affiliated issuers	6
538,789
Net realized and unrealized gain	3,547,206

Increase in net assets from operations	$3,892,088

See notes to financial statements	Annual report | International Growth Equity Fund	17

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	7-31-14	7-31-13[1]	9-30-12[2]
Increase (decrease) in net assets

From operations
Net investment income	$344,882	$400,229	$162,480
Net realized gain (loss)	3,008,417	1,975,398	(1,452,847)
Change in net unrealized appreciation (depreciation)	538,789	1,182,563	3,859,223

Increase in net assets resulting from operations	3,892,088	3,558,190	2,568,856

Distributions to shareholders
From net investment income
Class A	(48,523)	(38,207)	—
Class I	(386,495)	(231,228)	—
From net realized gain
Class A	(125,641)	—	—
Class I	(822,384)	—	—

Total distributions	(1,383,043)	(269,435)	—

From fund share transactions	(2,422,857)	(766,765)	16,083,620

Total increase	86,188	2,521,990	18,652,476

Net assets

Beginning of period	32,098,526	29,576,536	10,924,060

End of period	$32,184,714	$32,098,526	$29,576,536

Undistributed net investment income	$191,449	$261,319	$123,142

1 For the ten-month period ended 7-31-13. The fund changed its fiscal year end from September 30 to July 31.

2 Audited by previous independent registered public accounting firm.

18	International Growth Equity Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-14	7-31-13[1,2]	9-30-12[3]	9-30-11[3]	9-30-10[3]	9-30-09[3,4]

Per share operating performance

Net asset value, beginning of period	$11.94	$10.79	$9.17	$9.39	$8.24	$6.27
Net investment income[5]	0.11	0.12	0.08	0.05	0.05	0.07
Net realized and unrealized gain (loss)
on investments	1.31	1.10	1.54	(0.20)	1.23	2.01
Total from investment operations	1.42	1.22	1.62	(0.15)	1.28	2.08
Less distributions
From net investment income	(0.13)	(0.07)	—	(0.07)	(0.13)	(0.11)
From net realized gain	(0.35)	—	—	—	—	—
Total distributions	(0.48)	(0.07)	—	(0.07)	(0.13)	(0.11)
Net asset value, end of period	$12.88	$11.94	$10.79	$9.17	$9.39	$8.24
Total return (%)[6,7]	12.05	11.37[8]	17.67	(1.67)	15.61	33.95

Ratios and supplemental data

Net assets, end of period (in millions)	$5	$4	$6	$5	—[9]	—[9]
Ratios (as a percentage of average net
assets):
Expenses before reductions	1.93	1.91[10]	2.15	2.46	4.15	5.59[10]
Expenses including reductions	1.35	1.35[10]	1.35	1.35	1.35	1.29[10]
Net investment income	0.90	1.27[10]	0.78	0.44	0.61	1.14[10]
Portfolio turnover (%)	114	132	138	210	120	139

1 For the ten-month period ended 7-31-13. The fund changed its fiscal year end from September 30 to July 31.
2 After the close of business on 1-11-13, holders of Investor Class shares of the former Turner International Growth
Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of the John
Hancock International Growth Equity Fund. These shares were first offered on 1-14-13. Additionally, the accounting and performance history of the Investor Class shares of the Predecessor Fund was redesigned as that of John
Hancock International Growth Equity Fund Class A.
3 Audited by previous independent registered public accounting firm.
4 Commenced operations on 10-31-08. All ratios for the period have been annualized.
5 Based on average daily shares outstanding.
6 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7 Does not reflect the effect of sales charges, if any.
8 Not annualized.
9 Less than $500,000.
10 Annualized.

See notes to financial statements	Annual report | International Growth Equity Fund	19

CLASS I SHARES Period ended	7-31-14	7-31-13[1,2]	9-30-12[3]	9-30-11[3]	9-30-10[3]	9-30-09[3]

Per share operating performance

Net asset value, beginning of period	$12.01	$10.86	$9.21	$9.41	$8.24	$8.34
Net investment income[4]	0.14	0.15	0.11	0.08	0.04	0.08
Net realized and unrealized gain (loss)
on investments	1.32	1.10	1.54	(0.19)	1.26	(0.07)
Total from investment operations	1.46	1.25	1.65	(0.11)	1.30	0.01
Less distributions
From net investment income	(0.16)	(0.10)	—	(0.09)	(0.13)	(0.11)
From net realized gain	(0.35)	—	—	—	—	—
Total distributions	(0.51)	(0.10)	—	(0.09)	(0.13)	(0.11)
Net asset value, end of period	$12.96	$12.01	$10.86	$9.21	$9.41	$8.24
Total return (%)[5]	12.32	11.60[6]	17.92	(1.32)	15.88	0.71

Ratios and supplemental data

Net assets, end of period (in millions)	$27	$28	$23	$6	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.53[7]	1.90	2.41	3.93	5.24
Expenses including reductions	1.10	1.10[7]	1.10	1.10	1.10	1.10
Net investment income	1.08	1.54[7]	1.03	0.70	0.51	1.31
Portfolio turnover (%)	114	132	138	210	120	139

1 For the ten-month period ended 7-31-13. The fund changed its fiscal year end from September 30 to July 31.
2 After the close of business on 1-11-13, holders of Institutional Class shares of the former Turner International
Growth Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class I shares of the John Hancock International Growth Equity Fund. These shares were first offered on 1-14-13. Additionally, the accounting and performance history of the Investor Class shares of the Predecessor Fund was redesigned as that of
John Hancock International Growth Equity Fund Class I.
3 Audited by previous independent registered public accounting firm.
4 Based on average daily shares outstanding.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6 Not annualized.
7 Annualized.

20	International Growth Equity Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock International Growth Equity Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

The fund is the accounting and performance successor of the Turner International Growth Fund (the Predecessor Fund). At the close of business on January 11, 2013, the fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A and Class I shares of the fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time (ET). In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation

Annual report | International Growth Equity Fund	21

of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Australia	$1,768,779	—	$1,768,779	—
Belgium	429,572	—	429,572	—
Canada	3,502,809	$3,502,809	—	—
China	438,582	438,582	—	—
France	1,327,029	—	1,327,029	—
Germany	1,601,512	—	1,601,512	—
Hong Kong	815,385	—	815,385	—
India	777,014	657,849	119,165	—
Ireland	394,257	—	394,257	—
Israel	574,590	574,590	—	—
Italy	285,776	—	285,776	—
Japan	4,721,894	—	4,721,894	—
Macau	410,425	—	410,425	—
Mexico	311,609	311,609	—	—
Netherlands	459,520	459,520	—	—
Panama	410,049	410,049	—	—
Philippines	761,720	—	761,720	—
Singapore	455,827	455,827	—	—
South Africa	356,633	—	356,633	—
Spain	798,669	—	798,669	—
Sweden	511,990	—	511,990	—
Switzerland	3,934,962	—	3,934,962	—
United Kingdom	4,268,061	—	4,268,061	—
United States	199,069	199,069	—	—

22	International Growth Equity Fund | Annual report

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities	$505,961	—	$505,961	—
Exchange-Traded Funds	1,476,330	$1,476,330	—	—
Rights	10,235	10,235	—	—
Securities Lending
Collateral	267,112	267,112	—	—
Short-Term Investments	675,115	675,115	—	—

Total Investments in
Securities	$32,450,486	$9,438,696	$23,011,790	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value (NAV) and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering its securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Collateral received by the fund is shown on the Statements of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange

Annual report | International Growth Equity Fund	23

rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2014 were $464. For the year ended July 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

24	International Growth Equity Fund | Annual report

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the year ended July 31, 2014 the period ended July 31, 2013 and the period ended September 30, 2012 was as follows:

	JULY 31, 2014	JULY 31, 2013	SEPTEMBER 30, 2012

Ordinary Income	$640,039	$269,435	—
Long-Term Capital Gain	$743,004	—	—
Total	$1,383,043	$269,435	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2014, the components of distributable earnings on a tax basis consisted of $677,422 of undistributed ordinary income and $1,668,834 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. Prior to January 1, 2014, John Hancock Investment Management Services, LLC (JHIMS) served as investment advisor for the fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. Terms of the investment management contract with JHA are substantially identical to the former contract with JHIMS. In this report, depending on the context, the term “Advisor” shall refer to either JHA in its current capacity as investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $750,000,000 of the fund’s average daily net assets; (b) 0.800% of the next $500,000,000 of the fund’s average daily net assets; and (c) 0.750% of the fund’s average

Annual report | International Growth Equity Fund	25

daily net assets in excess over $1,250,000,000. The Advisor has a subadvisory agreement with Turner Investments, L.P. (Turner). The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.35% and 1.10%, for Class A and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense and acquired fund fees and expenses, short dividend expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The current expense limitation agreement expires on November 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the Advisor has voluntarily agreed to waive and/or reimburse a portion of its management fee or other expenses of the fund if certain expenses of the fund exceed 0.25% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, advisory fees, Rule 12b-1 fees, transfer agent and service fees, blue sky fees, printing and postage expenses, acquired fund fees and short dividend expense. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

The expense reductions described above amounted to amounted to $27,520 and $67,695 for Class A and Class I shares, respectively, for the year July 31, 2014.

The investment management fees, including the impact of the waivers and reimbursements described above, incurred for the year ended July 31, 2014 were equivalent to a net annual effective rate of 0.56% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. For the year ended July 31, 2014, no amounts were recaptured. The table below outlines the amount of waived or reimbursed expenses subject to potential recovery in future periods and the respective expiration dates.

AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH
JULY 1, 2015	JULY 1, 2016	JULY 1, 2017

—	$65,806	$93,184

26	International Growth Equity Fund | Annual report

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for class A shares.

CLASS	RULE 12b-1 FEE

Class A	0.30%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $38,521 for the year ended July 31, 2014. Of this amount, $6,293 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $31,933 was paid as sales commissions to broker-dealers and $295 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2014, there were no CDSCs received by the Distributor.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost were calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Annual report | International Growth Equity Fund	27

Class level expenses. Class level expenses for the year ended July 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	14,219	6,473	13,702	1,481
Class I	—	32,715	13,701	2,008
Total	14,219	39,188	27,403	3,489

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended July 31, 2014, the period ended July 31, 2013 and the year ended September 30, 2012 were as follows:

	Year ended 7-31-14		Period ended 7-31-13[1]		Year ended 9-30-12
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares

Sold	243,618	$3,054,987	87,066	$976,815	648,843	$6,899,468
Distributions
reinvested	13,944	174,164	3,427	38,005	—	—

Repurchased	(157,229)	(1,976,311)	(337,170)	(3,871,397)	(612,673)	(6,345,955)
Net increase
(decrease)	100,333	$1,252,840	(246,677)	($2,856,577)	36,170	$553,513

Class I shares

Sold	45,842	$582,767	233,362	$2,557,858	1,509,128	$15,611,150
Distributions
reinvested	94,097	1,181,847	20,275	225,863	—	—

Repurchased	(428,843)	(5,440,311)	(58,226)	(693,909)	(7,869)	(81,043)
Net increase
(decrease)	(288,904)	($3,675,697)	195,411	$2,089,812	1,501,259	$15,530,107

Total net
decrease	(188,571)	($2,422,857)	(51,266)	($766,765)	1,537,429	$16,083,620

1 For the ten-month period ended 7-31-13. The fund changed its fiscal year end from September 30 to July 31.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $36,614,347 and $40,243,157, respectively, for the year ended July 31, 2014.

Note 7 — Reorganization

At the close of business on January 11, 2013, the fund acquired all assets and liabilities of the Predecessor Fund in exchange for the Class A and Class I shares of the fund. The fund had no assets liabilities or operations prior to the reorganization.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Predecessor Fund in for a representative amount of shares of the fund; (b) the liquidation of the Predecessor Fund; and (c) the distribution to Predecessor Fund’s shareholders of the fund’s shares. The reorganization was intended to allow the fund to be better positioned to increase asset size and achieve additional economies of scale by increasing sales and spreading fixed expenses over a larger asset base. As a result of the reorganization, the fund is the legal survivor, and accounting and performance successor to the Predecessor Fund have been redesignated as that of Class A and Class I shares, respectively, of the fund.

28	International Growth Equity Fund | Annual report

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Predecessor Fund or their shareholders. Thus, the investments were transferred to the fund at the Predecessor Fund’s identified cost. In addition, the expenses of the reorganization were borne by the Advisors of both the Predecessor Fund and the fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on January 11, 2013. The following outlines the reorganization:

	ACQUIRED NET	APPRECIATION OF
	ASSET VALUE OF THE	PREDECESSOR FUND’S	SHARES ISSUED	TOTAL NET ASSETS
PREDECESSOR FUND	PREDECESSOR FUND	INVESTMENTS	BY THE FUND	AFTER COMBINATION

Turner International	$33,298,902	$4,223,198	2,903,133	$33,298,902
Growth Fund

Annual report | International Growth Equity Fund	29

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock International Growth Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Growth Equity Fund (the “Fund”) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2014

30	International Growth Equity Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified divided income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $743,004 in capital gain dividends.

Income derived from foreign sources was $603,306. The fund intends to pass through foreign tax credits of $30,411.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | International Growth Equity Fund	31

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Turner Investments, L.P. (the Subadvisor), for John Hancock International Growth Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23–25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27–29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23–25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities

32	International Growth Equity Fund | Annual report

markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

Annual report | International Growth Equity Fund	33

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2013, and outperformed its benchmark for the three-, and five-year periods ended December 31, 2013. The Board also noted that the fund had outperformed its peer group average for the one-, three, and five-year periods ended December 31, 2013.

The Board noted the fund’s favorable performance relative to the benchmark index for the three- and five-year periods and to the peer group average for the one-, three-, and five-year periods.

The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board noted action taken that will further reduce certain fund expenses. The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses, as well as actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

34	International Growth Equity Fund | Annual report

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)

Annual report | International Growth Equity Fund	35

(b) reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

36	International Growth Equity Fund | Annual report

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships, if any, with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

Annual report | International Growth Equity Fund	37

(4) subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

38	International Growth Equity Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees
Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2005	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

Annual report | International Growth Equity Fund	39

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2008	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2005	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

40	International Growth Equity Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2012	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Andrew G. Arnott, Born: 1971	2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

Annual report | International Growth Equity Fund	41

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

42	International Growth Equity Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	Turner Investments, L.P.
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Andrew G. Arnott	Legal counsel
President	K&L Gates LLP

John J. Danello	Independent registered
Senior Vice President, Secretary,	public accounting firm
and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | International Growth Equity Fund	43

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock International Growth Equity Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	420A 7/14
MF195343	9/14

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year July 31, 2014 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)Not applicable

(c)Not applicable

(d)Not applicable

(e)Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK VARIABLE INSURANCE TRUST
JOHN HANCOCK FUNDS
JOHN HANCOCK FUNDS II

SARBANES-OXLEY CODE OF ETHICS
FOR
PRINCIPAL EXECUTIVE, PRINCIPAL FINANCIAL OFFICERS & TREASURER

I. Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Variable Insurance Trust, John Hancock Funds1, and John Hancock Funds II and, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”), Principal Financial Officer (“Chief Financial Officer”) and Treasurer (“Treasurer”) (the “Covered Officers” as set forth in Exhibit A) for the purpose of promoting:

► honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

► full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

► compliance with applicable laws and governmental rules and regulations;

► the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

► accountability for adherence to the Code.

____________________________
1 John Hancock Funds includes the following trusts: John Hancock Financial Opportunities Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; john Hancock Funds III; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Premium Dividend Fund ; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock Tax-Advantaged Dividend Income Fund; John Hancock Tax-Advantaged Global Shareholder Yield Fund and John Hancock Hedged Equity and Income Fund.

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Each of the Covered Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Covered Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

* * *

2 of 6

Each Covered Officer must:

► not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

► not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

► not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”). Examples of these include:

► service as a director/trustee on the board of any public or private company;

► the receipt of any non-nominal gifts;

► the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

► any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

► a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III. Disclosure & Compliance

► Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

► Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

3 of 6

► Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

► It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting & Accountability

Each Covered Officer must:

► upon adoption of the Code (or thereafter as applicable, upon becoming an Covered Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

► annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

► not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

► notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

► report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

► the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

► if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

► any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

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► if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

► the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

► any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII. Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII. Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A
Persons Covered by this Code of Ethics
(As of March 13, 2014)

John Hancock Variable Insurance Trust
► Principal Executive Officer and President – Andrew Arnott
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Salvatore Schiavone

John Hancock Funds
► Principal Executive Officer and President – Andrew Arnott
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Salvatore Schiavone

John Hancock Funds II
► Principal Executive Officer and President – Andrew Arnott
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Salvatore Schiavone

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(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:
2014: $518,111
2013: $482,312

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b) AUDIT RELATED FEES:
2014: $6,138
2013: $22,233

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls reviews. In addition, amounts billed to control affiliates were $98,642 and $99,637 for the fiscal years ended July 31, 2014 and 2013, respectively.

(c) TAX FEES:
2014: $38,850
2013: $38,502

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d) ALL OTHER FEES:
2014: $5,308
2013: $4,514

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $6,231,775 for the fiscal year ended July 31, 2014 and $3,114,794 for the fiscal year ended July 31, 2013.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and (ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Nominating and Governance Committee Charter"

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 23, 2014

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: September 23, 2014